UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD ABBETT INVESTMENT TRUST
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Convertible Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Income Fund

For the fiscal year ended November 30, 2012

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, and Lord Abbett Short Duration Income Fund Annual Report

For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Convertible Fund

For the fiscal year ended November 30, 2012, the Fund returned 10.62%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch All Convertibles, All Qualities Index,1 which returned 12.83% over the same period.

          Equity markets advanced broadly during the 12-month period, and convertible securities reverted to more “typical” behavior, capturing approximately 80% of the upward movement in the S&P 500® Index.2 A tightening of credit spreads not only helped the asset class as a whole but it also supported the outperformance of speculative-grade convertibles relative to investment-grade convertibles. Concerns persisted over European contagion and slowing global gross domestic product (GDP) growth; however, markets strengthened in the wake of a pledge by European Central Bank president Mario Draghi to keep the eurozone solvent and on the announcement of a third round of quantitative easing (QE3) in the U.S.

          Detracting from Fund relative performance during the period was the financials sector; in particular, selection within the real estate and life insurance industries. Life insurance provider, MetLife, Inc., was pressured by its inability to return capital to shareholders, as the Federal

1

Reserve forbade this activity. In addition, continuing low interest rates have reduced expectations of the earnings power of MetLife’s investment portfolio. Within the energy sector, oil and gas producer Apache Corp. also detracted from relative performance. The company was negatively affected by a weak U.S. economic recovery, as well as a struggling eurozone. Within technology, job board website Monster Worldwide, Inc., Inc. also detracted from relative performance partly due to concerns that the job search market is moving away from job boards in favor of social media networks. Selection within the industrials sector also detracted from relative performance.

          The consumer discretionary, consumer staples, and materials sectors contributed to Fund relative performance during the period. Selection within autos and lodging helped Fund relative performance. Auto maker Volkswagen International, a recent new issue, added to Fund relative performance as strong sales and a sizable investment plan benefited the holding. Hospitality and entertainment company Ryman Hospitality Properties, Inc. (formerly Gaylord Entertainment Co.) rose as the company outlined a plan to sell the Gaylord brand to Marriott and to transition the remaining assets into a real estate investment trust (REIT) structure. In consumer staples, alcoholic beverages producer Central European Distribution Co. added to Fund relative performance after entering into a strategic relationship and receiving a large investment by a Russian firm. The materials sector was weak during the period, but the Fund’s allocation to chemicals and containers and packaging added to Fund relative performance.

Floating Rate Fund

For the fiscal year ended November 30, 2012, the Fund returned 9.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,3 which returned 9.18% over the same period.

          Credit risk sectors of the bond market, along with loans, outperformed Treasuries during the 12-month period due to further monetary policy support in the United States and globally and healthy demand for yield-producing strategies. High-yield spreads versus Treasuries tightened during the period, benefiting riskier assets. Investors’ increased willingness to assume credit risk led to outperformance of lower-rated loans versus those with higher ratings. The trailing 12-month leveraged loan default rate rose to 1.67% versus 0.57% a year ago; however, it remains well below the long-term average.

          Contributing to Fund relative performance during the period was an overweight allocation to ‘B’ rated holdings, which outperformed the overall loan market. In terms of absolute performance, the sectors adding most to Fund performance were service, health care, and financials. The Fund maintained a small allocation to high-yield bonds, which also helped relative performance, as the high-

2

yield market outperformed the loan market during the period.

          Detracting from Fund relative performance during the period was an underweight allocation to loans rated ‘CCC’ and below, as they performed better than the overall market. In terms of absolute performance, the food and drug, utility, and consumer durables sectors added the least to Fund performance.

High Yield Fund

For the fiscal year ended November 30, 2012, the Fund returned 17.41%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch High Yield Master II Constrained Index,4 which returned 16.57% over the same period.

          The U.S. economy improved, albeit modestly, despite stagnation and austerity in Europe that threatened to slow global economic growth during the period. Credit sectors of the bond market outperformed Treasuries due to a shortage of yield supported by continued monetary stimulus by the Federal Reserve. Demand for corporate bonds was strong as investors continued to search for yield amid an environment of historically low rates. Corporate spreads versus Treasuries tightened during the period.

          High-yield bonds were the best performing sector of the bond market during the period. In addition, the lower-quality segment of the high-yield market outperformed the higher-rated portion.

          The Fund’s underweight to ‘BB’ rated credits aided relative Fund performance as ‘BB’ rated credits underperformed the high yield market. The Fund’s overweight to ‘B’ rated credits detracted from relative Fund performance as ‘B’ rated credits also underperformed the high yield market. Detracting from relative Fund performance was an underweight to ‘CCC’ rated credits, which outperformed the high yield market overall and were the best performing credit quality of the benchmark during the period.

          Contributing to absolute Fund performance during the period was exposure to insurance and telecommunications sectors. These sectors were positive performers within the index. Detracting from absolute Fund performance was exposure to utilities and energy sectors. These sectors were among the performance laggards of the index.

Income Fund

For the fiscal year ended November 30, 2012, the Fund returned 13.38%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,5 which returned 5.51% over the same period.

          While the U.S. economy has been muted, it has experienced a higher growth rate in comparison to many other global economies. Credit risk sectors of the bond market outperformed Treasuries during the period due to further monetary policy support in the United States and globally. Corporate spreads

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versus Treasuries tightened during the period. Demand for corporate bonds was strong as investors continued to reach for yield amid an environment of historically low interest rates.

          The most significant factor contributing to relative Fund performance for the 12-month period was the substantial overweight in corporate bonds. Investors’ increased willingness to assume credit risk led to outperformance of lower-rated corporate bonds over higher-rated issues. The holdings in investment-grade corporate bonds helped relative Fund performance, as it concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. The position in high-yield corporate bonds also contributed greatly to relative Fund performance, as lower-rated issues generated strong returns. In addition, the position in a basket of emerging-market currency forwards aided relative Fund performance, as these currencies appreciated relative to the U.S. dollar.

          An underweight to sovereign bonds detracted from the Fund’s relative performance, as sovereign bonds were one of the best-performing sectors of the bond market during the period. Another detractor from relative Fund performance was an underweight to agency debentures. Taxable municipal bonds have outperformed Treasuries during the period as demand has been strong due to the yield advantage over Treasuries and lower default rates relative to corporate bonds. However, security selection within the municipals sector was a slight detractor from relative Fund performance.

Inflation Focused Fund

For the fiscal year ended November 30, 2012, the Fund returned 8.33%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. 1–3 year Government/Credit Bond Index,6 which returned 1.30% over the same period.

          While the U.S. economy has been muted, it has experienced a higher growth rate in comparison to many other global economies. Credit risk sectors of the bond market outperformed Treasuries during the period due to further monetary policy support in the United States and globally. Corporate spreads versus Treasuries tightened during the period. Demand for corporate bonds was strong as investors continued to reach for yield amid an environment of historically low interest rates.

          Investors’ increased willingness to assume credit risk led to outperformance of lower-rated investment-grade corporate bonds over higher-rated issues. Holdings in investment-grade corporates helped relative Fund performance, as it was concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. The position in high-yield corporate bonds also contributed to relative Fund performance, as lower-rated issues generated strong returns. In addition, the utilization of Consumer Price Index (CPI) swaps contributed to relative Fund performance due to an increase in inflation expectations.

          Sovereign bonds were one of the best-performing sectors of the bond market

4

during the period. Therefore, an underweight to sovereign bonds detracted from relative Fund performance. Another detractor from relative Fund performance was an underweight to agency debentures. Taxable municipal bonds have outperformed Treasuries during the period as demand has been strong due to the yield advantage over Treasuries and lower default rates relative to corporate bonds. However, security selection within the municipals sector was a slight detractor from relative Fund performance.

Short Duration Income Fund

For the fiscal year ended November 30, 2012, the Fund returned 6.91%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. 1–3 year Government/Credit Bond Index,6 which returned 1.30% over the same period.

          While the U.S. economy has been muted, it has experienced a higher growth rate in comparison to many other global economies. Credit risk sectors of the bond market outperformed Treasuries during the period due to further monetary policy support in the U. S. and globally. Corporate spreads versus Treasuries tightened during the period. Demand for corporate bonds was strong as investors continued to reach for yield amid an environment of historically low interest rates.

          Investors’ increased willingness to assume credit risk led to outperformance of lower-rated investment-grade corporate bonds over higher-rated issues. The holdings in investment-grade corporates helped relative Fund performance, as it concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. The position in high-yield corporate bonds also contributed to relative Fund performance, as lower-rated issues generated strong returns. In addition, an exposure to commercial mortgage-backed securities (CMBS) added to the Fund’s relative performance, as it concentrated on those securities with higher levels of credit enhancements.

          An underweight in sovereign bonds detracted from the Fund’s relative performance, as sovereign bonds were one of the best-performing sectors of the bond market during the period. Another detractor from relative Fund performance was an underweight in agency debentures. Taxable municipal bonds have outperformed Treasuries during the period as demand has been strong due to the yield advantage over Treasuries and lower default rates relative to corporate bonds. However, security selection within the municipals sector was a slight detractor from relative Fund performance.

          Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

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1 The BofA Merrill Lynch All Convertibles, All Qualities Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index is an unmanaged, trader-priced index that tracks leveraged loans. The CS Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

4 The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

5 The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 The Barclays U.S. 1 – 3 year Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index, and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for each of the funds. Without such expense waivers and reimbursements, each of the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

6

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch All Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	5 Years	Life of Class
Class A3	8.11%	0.72%	4.60%
Class B4	4.67%	0.13%	4.26%
Class C5	8.86%	0.53%	4.16%
Class F6	10.74%	1.40%	1.50%
Class I7	10.81%	1.49%	5.21%
Class P8	10.24%	1.02%	4.72%
Class R2[9]	10.14%	1.08%	1.18%
Class R3[10]	10.24%	0.98%	1.10%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
1.28%	0.53%	0.71%	1.41%	1.51%	1.08%	0.93%	1.03%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.

[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on June 30, 2003.

[3] Class A shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class B shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

[5] Class C shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.
[8] Class P shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	Life of Class
Class A3	7.48%	4.10%
Class C4	8.39%	3.86%
Class F5	10.11%	4.73%
Class I6	10.32%	4.92%
Class R2[7]	9.68%	4.55%
Class R3[8]	9.79%	4.50%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class C	Class F	Class I	Class R2	Class R3
5.10%	4.58%	5.32%	5.41%	4.85%	4.95%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.

[2]  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on December 31, 2007.

[3]  Class A commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC–required uniform method to compute such return.

[4]  Class C commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[5] Class F shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.
[6] Class I shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.
[7] Class R2 shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.
[8] Class R3 shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

8

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch High Yield Master II Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	5 Years	10 Years	Life of Class
Class A3	14.75%	8.85%	8.95%	–
Class B4	11.39%	8.25%	8.62%	–
Class C5	15.53%	8.55%	8.46%	–
Class F6	17.38%	9.47%	–	8.81%
Class I7	17.61%	9.60%	9.53%	–
Class P8	17.15%	9.12%	–	8.94%
Class R2[9]	16.90%	9.06%	–	8.43%
Class R3[10]	17.02%	9.17%	–	8.54%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
6.07%	5.42%	5.53%	6.31%	6.42%	5.96%	5.81%	5.90%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012 is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class P shares commenced operations and performance for the Class began on December 31, 2002. Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Aggregate Bond Index and the Barclays Baa Corporate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	5 Years	10 Years	Life of Class
Class A3	10.66%	8.56%	6.18%	–
Class B4	7.50%	7.97%	5.84%	–
Class C5	11.60%	8.32%	5.71%	–
Class F6	13.48%	9.22%	–	9.55%
Class I7	13.60%	9.34%	–	7.39%
Class R2[8]	13.25%	–	–	9.90%
Class R3[9]	13.05%	–	–	9.73%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
3.43%	2.73%	2.83%	3.59%	3.72%	3.12%	3.23%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations and performance for the Class began on October 19, 2004. Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.

10

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays U.S. 1–3 Year Government/Credit Bond Index, Barclays U.S. TIPS Index 1–5 Years and the Consumer Price Index for all Urban Consumers (“CPI-U”) assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	Life of Class
Class A3	5.88%	2.08%
Class C4	6.49%	2.81%
Class F5	8.43%	3.70%
Class I6	8.64%	3.82%
Class R2[7]	8.56%	3.61%
Class R3[8]	8.37%	3.53%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class C	Class F	Class I	Class R2	Class R3
1.82%	1.10%	1.96%	2.07%	1.50%	1.60%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2012, is calculated using the SEC required uniform method to compute such return. Class A shares commenced operations on April 20, 2011. Performance for the Class began April 29, 2011.

[4] Class C shares commenced operations on April 20, 2011.
The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.
[5] Class F shares commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.
[6] Class I shares commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.
[7] Class R2 shares commenced operations on April 20, 2011 and performance for the Class began on April 29, 2011. Performance is at net asset value.
[8] Class R3 shares commenced operations on April 20, 2011 and performance for the Class began on April 29, 2011. Performance is at net asset value.

11

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. 1–3 Year Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012
	1 Year	5 Years	10 Years	Life of Class
Class A3	4.60%	5.72%	4.31%	–
Class B4	1.07%	5.06%	–	3.91%
Class C5	5.17%	5.40%	3.78%	–
Class F6	7.02%	6.31%	–	6.48%
Class I7	7.12%	6.46%	–	5.37%
Class R2[8]	6.49%	–	–	5.65%
Class R3[9]	6.61%	–	–	5.75%

Standardized Yield for the Period Ended November 30, 2012
Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
2.29%	1.57%	1.66%	2.44%	2.54%	1.96%	2.06%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class B shares commenced operations and performance for the Class began on May 2, 2003. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations and performance for the Class began on October 19, 2004. Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.

12

Expense Example

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/12—11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Convertible Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,074.40	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class B
Actual	$1,000.00	$1,069.80	$9.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.70	$9.37
Class C
Actual	$1,000.00	$1,070.30	$8.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.57	$8.52
Class F
Actual	$1,000.00	$1,074.90	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$4.85
Class I
Actual	$1,000.00	$1,075.20	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.34
Class P
Actual	$1,000.00	$1,072.40	$6.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.49	$6.59
Class R2
Actual	$1,000.00	$1,072.00	$7.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.73	$7.31
Class R3
Actual	$1,000.00	$1,072.20	$6.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.81

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.86% for Class B, 1.69% for Class C, 0.96% for Class F, 0.86% for Class I, 1.31% for Class P, 1.45% for Class R2 and 1.35% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Consumer Discretionary	14.01%
Consumer Staples	1.15%
Energy	8.40%
Financials	19.75%
Healthcare	16.10%
Industrials	5.05%
Materials	6.37%

Sector*	%**
Media	1.81%
Technology	20.32%
Telecommunications	1.74%
Transportation	1.74%
Utilities	2.62%
Short-Term Investment	0.94%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

14

Floating Rate Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,049.70	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.09
Class C
Actual	$1,000.00	$1,047.50	$7.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.72	$7.36
Class F
Actual	$1,000.00	$1,050.20	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.59
Class I
Actual	$1,000.00	$1,051.80	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.06
Class R2
Actual	$1,000.00	$1,048.80	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.11
Class R3
Actual	$1,000.00	$1,049.30	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	$5.60

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.81% for Class A, 1.46% for Class C, 0.71% for Class F, 0.61% for Class I, 1.21% for Class R2 and 1.11% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Aerospace	2.09%
Chemicals	2.55%
Consumer Durables	0.20%
Consumer Non-Durables	1.83%
Energy	3.41%
Financial	4.24%
Food & Drug	0.53%
Food/Tobacco	3.50%
Forest Products	1.57%
Gaming/Leisure	5.37%
Healthcare	10.65%

Sector*	%**
Housing	1.98%
Information Technology	6.78%
Manufacturing	3.60%
Media/Telecommunications	16.71%
Metals/Minerals	2.00%
Retail	6.70%
Service	13.10%
Transportation	4.86%
Utility	4.42%
Short-Term Investment	3.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

15

High Yield Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,087.40	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$4.95
Class B
Actual	$1,000.00	$1,083.30	$9.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.09	$8.97
Class C
Actual	$1,000.00	$1,084.00	$8.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.71	$8.37
Class F
Actual	$1,000.00	$1,088.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.60	$4.45
Class I
Actual	$1,000.00	$1,088.30	$4.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.09	$3.94
Class P
Actual	$1,000.00	$1,086.70	$6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.21
Class R2
Actual	$1,000.00	$1,086.40	$7.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.09	$6.96
Class R3
Actual	$1,000.00	$1,086.90	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.59	$6.46

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.98% for Class A, 1.78% for Class B, 1.66% for Class C, 0.88% for Class F, 0.78% for Class I, 1.23% for Class P, 1.38% for Class R2 and 1.28% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Automotive	2.30%
Banking	3.91%
Basic Industry	9.35%
Capital Goods	4.26%
Commercial Mortgage Backed	2.12%
Consumer Cyclical	5.09%
Consumer Non-Cyclical	6.71%
Energy	14.00%
Financial Services	4.51%
Foreign Government	0.41%

Sector*	%**
Healthcare	7.84%
Insurance	1.55%
Media	7.58%
Real Estate	0.24%
Services	13.39%
Technology & Electronics	4.60%
Telecommunications	7.14%
Utility	3.95%
Short-Term Investment	1.05%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

16

Income Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,070.30	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$3.94
Class B
Actual	$1,000.00	$1,066.10	$8.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.11	$7.97
Class C
Actual	$1,000.00	$1,066.60	$7.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.31
Class F
Actual	$1,000.00	$1,070.80	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.44
Class I
Actual	$1,000.00	$1,071.40	$3.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.93
Class R2
Actual	$1,000.00	$1,067.70	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.18	$5.91
Class R3
Actual	$1,000.00	$1,068.70	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.68	$5.40

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.58% for Class B, 1.45% for Class C, 0.68% for Class F, 0.58% for Class I, 1.17% for Class R2 and 1.07% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Auto	1.69%
Basic Industry	2.30%
Capital Goods	0.04%
Consumer Cyclicals	5.13%
Consumer Discretionary	1.95%
Consumer Non-Cyclical	0.08%
Consumer Services	2.44%
Consumer Staples	3.46%
Energy	9.82%
Financial Services	32.27%
Foreign Government	2.63%
Health Care	1.23%

Sector*	%**
Integrated Oils	4.30%
Materials and Processing	9.51%
Municipal	0.78%
Producer Durables	1.52%
Technology	2.38%
Telecommunications	3.09%
Transportation	2.04%
U.S. Government	6.69%
Utilities	4.58%
Short-Term Investments	2.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

17

Inflation Focused Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,055.20	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.79
Class C
Actual	$1,000.00	$1,051.00	$7.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.37	$7.72
Class F
Actual	$1,000.00	$1,055.60	$3.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.29
Class I
Actual	$1,000.00	$1,057.00	$2.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.26	$2.78
Class R2
Actual	$1,000.00	$1,055.90	$5.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$5.81
Class R3
Actual	$1,000.00	$1,054.10	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.30

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.53% for Class C, 0.65% for Class F, 0.55% for Class I, 1.15% for Class R2, 1.05% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Auto	0.98%
Basic Industry	2.01%
Capital Goods	0.40%
Consumer Cyclicals	2.50%
Consumer Discretionary	1.90%
Consumer Non-Cyclical	0.04%
Consumer Services	0.73%
Consumer Staples	1.17%
Energy	5.18%
Financial Services	51.98%
Foreign Government	0.80%

Sector*	%**
Health Care	1.83%
Integrated Oils	2.07%
Materials and Processing	3.73%
Producer Durables	0.73%
Technology	2.97%
Telecommunications	3.11%
Transportation	1.45%
U.S. Government	9.56%
Utilities	2.21%
Short-Term Investments	4.65%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

18

Short Duration Income Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,037.30	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.02	$3.03
Class B
Actual	$1,000.00	$1,031.00	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.01	$7.06
Class C
Actual	$1,000.00	$1,031.50	$6.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class F
Actual	$1,000.00	$1,035.60	$2.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.52	$2.53
Class I
Actual	$1,000.00	$1,036.10	$2.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.02
Class R2
Actual	$1,000.00	$1,033.10	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.05
Class R3
Actual	$1,000.00	$1,033.60	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.53	$4.53

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.40% for Class B, 1.28% for Class C, 0.50% for Class F, 0.40% for Class I, 1.00% for Class R2 and 0.90% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Auto	0.95%
Basic Industry	2.37%
Capital Goods	0.06%
Consumer Cyclicals	2.20%
Consumer Discretionary	1.90%
Consumer Non-Cyclical	0.08%
Consumer Services	0.80%
Consumer Staples	1.37%
Energy	5.03%
Financial Services	53.68%
Foreign Government	0.92%
Health Care	1.74%

Sector*	%**
Integrated Oils	2.37%
Materials and Processing	3.57%
Municipal	0.24%
Producer Durables	0.54%
Technology	2.85%
Telecommunications	2.97%
Transportation	1.32%
U.S. Government	10.51%
Utilities	2.45%
Short-Term Investment	2.08%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

19

Schedule of Investments
CONVERTIBLE FUND November 30, 2012

Investments	Shares (000)	Fair Value

LONG-TERM INVESTMENTS 99.36%

COMMON STOCKS 12.19%

Airlines 0.44%
Delta Air Lines, Inc.*	189	$1,890,000

Auto Parts 0.26%
Harley-Davidson, Inc.	24	1,127,040

Banks: Diversified 0.14%
SunTrust Banks, Inc.	22	610,875

Biotechnology 0.63%
Gilead Sciences, Inc.*	6	450,000
Medivation, Inc.*	20	1,032,570
Theravance, Inc.*	56	1,258,880

Total		2,741,450

Chemicals 0.83%
CF Industries Holdings, Inc.	5	1,145,061
Chemtura Corp.*	87	1,767,840
Monsanto Co.	8	677,766

Total		3,590,667

Communications Equipment 0.25%
Palo Alto Networks, Inc.*	13	707,460
QUALCOMM, Inc.	6	381,720

Total		1,089,180

Computers & Peripherals 0.83%
Apple, Inc.	4	2,516,704
Fusion-io, Inc.*	47	1,100,009

Total		3,616,713

Conglomerates 0.06%
Walter Energy, Inc.	9	265,760

Consumer Services 0.99%
United Rentals, Inc.*	104	4,319,120

Containers & Packaging 0.26%
Rock-Tenn Co. Class A	17	1,131,696

20	See Notes to Financial Statements.

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Shares (000)	Fair Value

Diversified Financials 0.14%
Citigroup, Inc.	18	$608,432

Food 0.09%
WhiteWave Foods Co. Class A*	26	388,352

Health Equipment & Supplies 0.32%
Greenway Medical Technologies*	73	1,411,344

Homebuilders 0.65%
Lennar Corp. Class A	74	2,822,568

Household Durables 0.10%
Ethan Allen Interiors, Inc.	15	435,150

Insurance: Multi-Line 0.48%
Hartford Financial Services Group, Inc. (The)	98	2,075,640

Integrated Telecommunication 0.33%
AT&T, Inc.	42	1,440,286

Internet Software & Services 1.24%
Facebook, Inc. Class A*	44	1,229,200
Monster Worldwide, Inc.*	603	3,281,952
Trulia, Inc.*	49	876,554

Total		5,387,706

Leisure Facilities 0.20%
Las Vegas Sands Corp.	19	877,020

Miscellaneous: Financial 0.21%
TD Ameritrade Holding Corp.	55	891,000

Oil Services 0.08%
National Oilwell Varco, Inc.	5	355,160

Oil: Integrated 0.40%
Cabot Oil & Gas Corp.	15	706,500
Whiting Petroleum Corp.*	25	1,048,500

Total		1,755,000

Paper & Forest Products 0.13%
International Paper Co.	15	553,386

See Notes to Financial Statements.	21

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Shares (000)	Fair Value

Pharmaceuticals 0.43%
Amarin Corp. plc ADR*	38	$471,580
Eli Lilly & Co.	29	1,417,256

Total		1,888,836

Real Estate 0.44%
Realogy Holdings Corp.*	50	1,904,355

Retail: Multiline 0.49%
Macy’s, Inc.	22	839,790
Nordstrom, Inc.	12	632,853
Target Corp.	10	650,239

Total		2,122,882

Retail: Specialty 0.40%
Restoration Hardware Holdings, Inc.*	28	1,029,510
Tiffany & Co.	12	695,964

Total		1,725,474

Semiconductors 0.27%
Broadcom Corp. Class A*	23	751,216
Silicon Laboratories, Inc.*	11	439,110

Total		1,190,326

Software—Applications & Systems 1.10%
Fortinet, Inc.*	53	1,054,944
Informatica Corp.*	31	832,970
TIBCO Software, Inc.*	11	275,550
VMware, Inc. Class A*	13	1,145,970
Workday, Inc. Class A*	29	1,472,940

Total		4,782,374

Total Common Stocks (cost $52,831,713)		52,997,792

22	See Notes to Financial Statements.

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

CONVERTIBLE BONDS 65.37%

Aerospace & Defense 1.16%
L-3 Communications Holdings, Inc.	3.00%	8/1/2035		$5,000	$5,050,000

Airlines 0.97%
Continental Airlines, Inc.	4.50%	1/15/2015		3,160	4,226,500

Auto Parts 0.83%
Meritor, Inc.†	7.875%	3/1/2026		1,850	1,676,840
TRW Automotive, Inc.	3.50%	12/1/2015		1,065	1,938,300

Total					3,615,140

Autos 1.91%
Ford Motor Co.	4.25%	11/15/2016		3,550	5,251,781
Volkswagen International Finance NV (Netherlands)†(d)	5.50%	11/9/2015	EUR	2,200	3,068,650

Total					8,320,431

Beverages 0.72%
Molson Coors Brewing Co.	2.50%	7/30/2013		$3,075	3,123,047

Biotechnology 3.44%
BioMarin Pharmaceutical, Inc.	1.875%	4/23/2017		1,275	3,117,375
Incyte Corp. Ltd.	4.75%	10/1/2015		1,400	2,935,625
Onyx Pharmaceuticals, Inc.	4.00%	8/15/2016		1,850	3,771,687
Regeneron Pharmaceuticals, Inc.	1.875%	10/1/2016		1,065	2,300,400
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015		2,520	2,833,425

Total					14,958,512

Commercial Services 0.65%
WESCO International, Inc.	6.00%	9/15/2029		1,175	2,806,781

Communications Equipment 0.69%
Ciena Corp.	0.875%	6/15/2017		1,470	1,273,388
Ciena Corp.†	4.00%	3/15/2015		1,555	1,717,303

Total					2,990,691

Computers & Peripherals 2.92%
NetApp, Inc.	1.75%	6/1/2013		5,450	5,974,562
SanDisk Corp.	1.00%	5/15/2013		2,450	2,439,281
SanDisk Corp.	1.50%	8/15/2017		3,845	4,296,788

Total					12,710,631

See Notes to Financial Statements.	23

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Consumer Services 0.83%
Hertz Global Holdings, Inc.	5.25%	6/1/2014	$1,825	$3,589,547

Containers & Packaging 0.75%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	3,275	3,250,437

Diversified Financials 1.31%
Affiliated Managers Group, Inc.	3.95%	8/15/2038	5,100	5,708,812

Diversified Metals & Mining 0.87%
Alpha Appalachia Holdings, Inc.	3.25%	8/1/2015	2,295	2,181,684
Molycorp, Inc.	3.25%	6/15/2016	2,000	1,180,000
Molycorp, Inc.	6.00%	9/1/2017	475	445,313

Total				3,806,997

e-Commerce 1.86%
priceline.com, Inc.†	1.00%	3/15/2018	1,925	2,112,687
priceline.com, Inc.†	1.25%	3/15/2015	2,685	5,959,022

Total				8,071,709

Entertainment 0.16%
Liberty Interactive LLC (convertible into
Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	750	701,250

Health Equipment & Supply 1.76%
HeartWare International, Inc.	3.50%	12/15/2017	2,320	2,683,950
Hologic, Inc. (Zero Coupon after 12/15/2016)~	2.00%	12/15/2037	2,645	2,888,010
Hologic, Inc. (Zero Coupon after 3/1/2018)~	2.00%	3/1/2042	2,155	2,089,003

Total				7,660,963

Health Services 2.18%
Medivation, Inc.	2.625%	4/1/2017	2,390	3,092,063
Omnicare, Inc.	3.25%	12/15/2035	975	976,828
Omnicare, Inc.	3.75%	12/15/2025	1,400	2,072,875
WellPoint, Inc.†	2.75%	10/15/2042	3,225	3,360,047

Total				9,501,813

Homebuilders 1.80%
K. Hovnanian Enterprises, Inc.	6.00%	12/1/2017	1,000	1,147,700
Lennar Corp.†	3.25%	11/15/2021	1,475	2,628,265
Ryland Group, Inc. (The)	1.625%	5/15/2018	3,135	4,048,069

Total				7,824,034

24	See Notes to Financial Statements.

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Insurance-Reinsurance 0.31%
Radian Group, Inc.	3.00%	11/15/2017	$1,750	$1,331,094

Internet Software & Services 0.61%
Equinix, Inc.	3.00%	10/15/2014	1,500	2,637,188

Leisure Facilities 0.80%
MGM Resorts International	4.25%	4/15/2015	3,400	3,470,125

Leisure Products 0.41%
International Game Technology	3.25%	5/1/2014	1,700	1,771,188

Lodging 0.26%
Ryman Hospitality Properties†	3.75%	10/1/2014	725	1,121,031

Machinery 2.13%
Altra Holdings, Inc.	2.75%	3/1/2031	2,335	2,424,022
Chart Industries, Inc.	2.00%	8/1/2018	2,400	2,835,000
Danaher Corp.	Zero Coupon	1/22/2021	1,025	1,613,094
Navistar International Corp.	3.00%	10/15/2014	2,585	2,378,200

Total				9,250,316

Miscellaneous: Energy 1.45%
Green Plains Renewable Energy, Inc.	5.75%	11/1/2015	1,850	1,596,781
SunPower Corp.	4.50%	3/15/2015	5,020	4,693,700

Total				6,290,481

Miscellaneous: Financial 2.24%
Alliance Data Systems Corp.	1.75%	8/1/2013	3,300	6,010,125
Ares Capital Corp.†	4.75%	1/15/2018	550	553,781
Ares Capital Corp.†	4.875%	3/15/2017	3,060	3,167,100

Total				9,731,006

Miscellaneous: Healthcare 0.79%
Corsicanto Ltd. (Ireland)†(a)	3.50%	1/15/2032	2,040	3,445,050

Oil & Gas Products 0.38%
Stone Energy Corp.†	1.75%	3/1/2017	1,830	1,656,150

Oil Services 0.87%
Helix Energy Solutions Group, Inc.	3.25%	3/15/2032	955	1,062,437
Hornbeck Offshore Services, Inc.†	1.50%	9/1/2019	770	796,469
Hornbeck Offshore Services, Inc.
(1.375% after 11/15/2013)~	1.625%	11/15/2026	1,890	1,947,267

Total				3,806,173

See Notes to Financial Statements.	25

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated 4.09%
Chesapeake Energy Corp.	2.50%	5/15/2037	$8,175	$7,337,063
Chesapeake Energy Corp.	2.75%	11/15/2035	7,525	7,191,078
Goodrich Petroleum Corp.	5.00%	10/1/2029	1,195	1,097,906
Pioneer Natural Resources Co.	2.875%	1/15/2038	1,205	2,163,728

Total				17,789,775

Pharmaceuticals 6.21%
Dendreon Corp.	2.875%	1/15/2016	1,409	951,956
Endo Health Solutions, Inc.	1.75%	4/15/2015	1,610	1,850,494
Gilead Sciences, Inc.	0.625%	5/1/2013	2,470	4,864,368
Gilead Sciences, Inc.	1.00%	5/1/2014	5,335	8,936,125
Gilead Sciences, Inc.	1.625%	5/1/2016	550	944,971
Isis Pharmaceuticals, Inc.†	2.75%	10/1/2019	2,440	2,328,675
Mylan, Inc.	3.75%	9/15/2015	1,350	2,849,344
Salix Pharmaceuticals Ltd.	2.75%	5/15/2015	3,650	4,297,875

Total				27,023,808

Precious Metals 1.60%
Newmont Mining Corp.	1.625%	7/15/2017	3,410	4,467,100
Royal Gold, Inc.	2.875%	6/15/2019	2,250	2,512,969

Total				6,980,069

Publishing & Printing 0.40%
Nielsen Holdings NV	6.25%	2/1/2013	3,300	1,750,030

Real Estate 4.14%
BioMed Realty LP†	3.75%	1/15/2030	900	1,064,250
Boston Properties LP	3.75%	5/15/2036	4,260	4,624,763
Digital Realty Trust LP†	5.50%	4/15/2029	1,175	1,884,406
Health Care REIT, Inc.	3.00%	12/1/2029	3,550	4,262,219
Host Hotels & Resorts LP†	2.50%	10/15/2029	2,325	2,932,406
ProLogis LP	3.25%	3/15/2015	1,500	1,667,813
Rayonier TRS Holdings, Inc.	4.50%	8/15/2015	1,025	1,562,484

Total				17,998,341

Retail: Multiline 0.15%
Saks, Inc.	2.00%	3/15/2024	620	642,475

26	See Notes to Financial Statements.

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Semiconductors 5.20%
GT Advanced Technologies, Inc.	3.00%	10/1/2017	$1,000	$770,000
Intel Corp.	3.25%	8/1/2039	8,490	9,816,562
Linear Technology Corp.	3.00%	5/1/2027	1,156	1,202,240
Micron Technology, Inc.	1.50%	8/1/2031	3,900	3,456,375
ON Semiconductor Corp.	2.625%	12/15/2026	3,465	3,534,300
Xilinx, Inc.	2.625%	6/15/2017	2,880	3,841,200

Total				22,620,677

Software–Applications & Systems 5.42%
DealerTrack Holdings, Inc.†	1.50%	3/15/2017	1,725	1,789,688
EMC Corp.	1.75%	12/1/2013	3,090	4,853,247
Nuance Communications, Inc.	2.75%	8/15/2027	1,420	1,892,150
Nuance Communications, Inc.	2.75%	11/1/2031	3,100	3,413,875
Salesforce.com, Inc.	0.75%	1/15/2015	2,860	5,426,850
Take-Two Interactive Software, Inc.	4.375%	6/1/2014	1,825	2,386,187
TIBCO Software, Inc.†	2.25%	5/1/2032	3,900	3,792,750

Total				23,554,747

Steel 1.48%
Allegheny Technologies, Inc.	4.25%	6/1/2014	5,930	6,456,287

Textiles & Apparel 0.21%
Iconix Brand Group, Inc.†	2.50%	6/1/2016	895	906,747

Wireless Communications Services 1.41%
Leap Wireless International, Inc.	4.50%	7/15/2014	2,447	2,332,297
SBA Communications Corp.	1.875%	5/1/2013	700	1,161,125
SBA Communications Corp.	4.00%	10/1/2014	1,150	2,655,781

Total				6,149,203

Total Convertible Bonds (cost $272,332,936)				284,299,256

	Dividend Rate		Shares (000)

CONVERTIBLE PREFERRED STOCKS 19.63%

Aerospace & Defense 0.89%
United Technologies Corp.	7.50%		70	3,852,288

Auto Parts 0.15%
Goodyear Tire & Rubber Co. (The)	5.875%		14	633,654

See Notes to Financial Statements.	27

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Dividend Rate		Shares (000)	Fair Value

Autos 2.20%
General Motors Co.	4.75%		237	$9,579,249

Banks: Diversified 2.67%
Fifth Third Bancorp	8.50%		31	4,299,941
Wells Fargo & Co.	7.50%		5	6,587,880
Wintrust Financial Corp.	7.50%		13	738,150

Total				11,625,971

Diversified Financials 5.28%
AMG Capital Trust I	5.10%		10	504,663
Bank of America Corp.	7.25%		12	13,311,480
Citigroup, Inc.	7.50%		91	9,160,951

Total				22,977,094

Diversified Metals & Mining 0.08%
AngloGold Ashanti Holdings Finance plc	6.00%		10	371,580

Foods 0.35%
Bunge Ltd.	4.875%		15	1,517,000

Health Services 0.37%
HealthSouth Corp.	6.50%		2	1,622,075

Household Durables 0.66%
Stanley Black & Decker, Inc.	4.75%		24	2,878,483

Insurance: Life 1.09%
MetLife, Inc.	5.00%		106	4,739,025

Oil & Gas Products 1.03%
Apache Corp.	6.00%		58	2,561,390
Energy XXI Bermuda Ltd.	5.625%		5	1,919,079

Total				4,480,469

Railroads 0.34%
Genesee & Wyoming, Inc.	5.00%		13	1,486,485

Real Estate 0.64%
Alexandria Real Estate Equities, Inc.	7.00%		105	2,764,554

Utilities 1.25%
CenterPoint Energy, Inc.	4.983%	#	133	5,431,781

28	See Notes to Financial Statements.

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Dividend Rate			Shares (000)	Fair Value

Utilities: Electric 2.63%
AES Trust III	6.75%			7	$358,931
NextEra Energy, Inc.	5.889%			49	2,428,170
NextEra Energy, Inc.	7.00%			61	3,252,800
PPL Corp.	8.75%			100	5,380,000

Total					11,419,901

Total Convertible Preferred Stocks (cost $83,034,212)					85,379,609

	Interest Rate	Maturity Date		Principal Amount (000)

HIGH YIELD CORPORATE BONDS 1.94%

Auto Parts 0.18%
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		$825	771,375

Chemicals 0.19%
INEOS Group Holdings Ltd. (United Kingdom)†(a)	8.50%	2/15/2016		850	837,250

Consumer Services 0.32%
Monitronics International, Inc.	9.125%	4/1/2020		800	824,000
UR Merger Sub Corp.†	7.375%	5/15/2020		500	548,125

Total					1,372,125

Diversified Financials 0.34%
General Electric Capital Corp.	7.125%	–	(b)	1,300	1,470,030

Diversified Metals & Mining 0.18%
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018		875	805,000

Homebuilders 0.18%
Lennar Corp.†	4.75%	12/15/2017		750	780,000

Insurance: Multi-Line 0.16%
XL Group plc (Ireland)(a)	6.50%	–	(b)	750	683,250

Machinery 0.18%
Altra Holdings, Inc.	8.125%	12/1/2016		750	798,338

Oil Services 0.11%
Hornbeck Offshore Services, Inc.	5.875%	4/1/2020		475	489,250

See Notes to Financial Statements.	29

Schedule of Investments (continued)
CONVERTIBLE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Retail: Multiline 0.10%
Nordstrom, Inc.	6.75%	6/1/2014	$200	$217,969
Target Corp.	2.90%	1/15/2022	200	213,871

Total				431,840

Total High Yield Corporate Bonds (cost $8,244,706)				8,438,458

	Dividend Rate		Shares (000)

PREFERRED STOCK 0.23%

Banks: Diversified
Texas Capital Bancshares, Inc. (cost $1,000,000)	6.50%		40	1,015,600

	Exercise Price	Expiration Date

WARRANT 0.00%

Miscellaneous: Energy
Evergreen Energy, Inc.* (cost $0)	$7.20	2/4/2016	182	–(c)

Total Long-Term Investments (cost $417,443,567)				432,130,715

			Principal Amount (000)

SHORT-TERM INVESTMENT 0.95%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $4,015,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013; value: $4,191,303; proceeds: $4,107,176 (cost $4,107,173)			$4,107	4,107,173

Total Investments in Securities 100.31% (cost $421,550,740)				436,237,888

Liabilities in Excess of Other Assets(e) (0.31%)				(1,331,330)

Net Assets 100.00%				$434,906,558

30	See Notes to Financial Statements.

Schedule of Investments (concluded)
CONVERTIBLE FUND November 30, 2012

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Valued at zero as of November 30, 2012.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Liabilities in Excess of Other Assets include net unrealized depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

euro	Sell	Goldman Sachs	2/11/2013	1,700,000	$2,171,240	$2,212,487	$(41,247)
euro	Sell	Goldman Sachs	2/11/2013	500,000	636,550	650,732	(14,182)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(55,429)

See Notes to Financial Statements.	31

Schedule of Investments
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 96.14%

CORPORATE BONDS 5.96%

Aerospace 0.10%
Air Lease Corp.†	4.50%	1/15/2016	$3,500	$3,543,750

Chemicals 0.20%
Hexion U.S. Finance Corp.	6.625%	4/15/2020	4,000	4,010,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	8.875%	2/1/2018	3,000	3,045,000

Total				7,055,000

Energy 1.13%
Arch Coal, Inc.	7.00%	6/15/2019	5,000	4,512,500
Chaparral Energy, Inc.	8.25%	9/1/2021	2,000	2,160,000
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	3,000	3,240,000
Global Geophysical Services, Inc.	10.50%	5/1/2017	1,050	968,625
Halcon Resources Corp.†	8.875%	5/15/2021	2,000	2,075,000
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	3,000	3,285,000
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	2,500	2,650,000
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	3,450	3,618,188
Northern Tier Energy LLC/Northern Tier Finance Corp.†	7.125%	11/15/2020	2,640	2,659,800
Oasis Petroleum, Inc.	7.25%	2/1/2019	2,000	2,140,000
SM Energy Co.	6.625%	2/15/2019	4,500	4,781,250
Stone Energy Corp.	7.50%	11/15/2022	4,000	4,100,000
Suburban Propane Partners LP/Suburban Energy Finance Corp.†	7.375%	8/1/2021	1,237	1,329,775
W&T Offshore, Inc.	8.50%	6/15/2019	2,000	2,110,000

Total				39,630,138

Financial 0.29%
Aircastle Ltd.	6.75%	4/15/2017	3,000	3,187,500
CNO Financial Group, Inc.†	6.375%	10/1/2020	980	1,029,000
HUB International Ltd.†	8.125%	10/15/2018	1,000	1,042,500
Legacy Reserves LP/Finance Corp.†	8.00%	12/1/2020	5,000	5,025,000

Total				10,284,000

Food & Drug 0.09%
Phibro Animal Health Corp.†	9.25%	7/1/2018	1,900	1,876,250
Post Holdings, Inc.†	7.375%	2/15/2022	1,315	1,411,981

Total				3,288,231

32	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Food/Tobacco 0.07%
Del Monte Corp.	7.625%	2/15/2019	$2,250	$2,323,125

Forest Products 0.68%
AEP Industries, Inc.	8.25%	4/15/2019	5,000	5,350,000
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	3,000	3,157,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA†	5.75%	10/15/2020	9,000	9,225,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	6,000	6,135,000

Total				23,867,500

Gaming/Leisure 0.26%
Chester Downs & Marina LLC†	9.25%	2/1/2020	2,150	2,133,875
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	3,000	3,352,500
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	3,250	3,721,250

Total				9,207,625

Healthcare 0.38%
Biomet, Inc.†	6.50%	8/1/2020	2,000	2,097,500
Community Health Systems, Inc.	5.125%	8/15/2018	3,000	3,165,000
Grifols, Inc.	8.25%	2/1/2018	2,370	2,633,662
MPT Operating Partnership LP/MPT Finance Corp.	6.875%	5/1/2021	3,600	3,924,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	1,325	1,382,969

Total				13,203,131

Housing 0.33%
Beazer Homes USA, Inc.	6.875%	7/15/2015	2,000	2,012,500
K. Hovnanian Enterprises, Inc.†	7.25%	10/15/2020	5,000	5,387,500
K. Hovnanian Enterprises, Inc.†	9.125%	11/15/2020	2,000	2,117,500
Nortek, Inc.†	8.50%	4/15/2021	1,750	1,903,125

Total				11,420,625

Information Technology 0.15%
CDW LLC/CDW Finance Corp.	8.50%	4/1/2019	2,000	2,165,000
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	2,000	2,162,500
Nuance Communications, Inc.†	5.375%	8/15/2020	1,000	1,035,000

Total				5,362,500

See Notes to Financial Statements.	33

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Manufacturing 0.21%
Manitowoc Co., Inc. (The)	8.50%		11/1/2020	$2,500	$2,812,500
RBS Global, Inc./Rexnord LLC	8.50%		5/1/2018	4,000	4,360,000

Total					7,172,500

Media/Telecommunications 0.87%
Cricket Communications, Inc.	7.75%		10/15/2020	2,000	2,075,000
DISH DBS Corp.	5.875%		7/15/2022	4,000	4,305,000
Hughes Satellite Systems Corp.	6.50%		6/15/2019	3,000	3,240,000
Intelsat Bermuda Ltd. (Luxembourg) PIK(a)	11.50%		2/4/2017	2,000	2,130,000
Intelsat Luxembourg SA (Luxembourg)(a)	11.25%		2/4/2017	3,000	3,191,250
MetroPCS Wireless, Inc.	7.875%		9/1/2018	3,000	3,255,000
MU Finance plc (United Kingdom)†(a)	8.375%		2/1/2017	1,482	1,608,285
Univision Communications, Inc.†	6.75%		9/15/2022	4,500	4,567,500
UPCB Finance V Ltd.†	7.25%		11/15/2021	3,250	3,575,000
Wind Acquisition Finance SA (Italy)†(a)	11.75%		7/15/2017	2,375	2,440,312

Total					30,387,347

Metals/Minerals 0.24%
KGHM International Ltd. (Canada)†(a)	7.75%		6/15/2019	3,250	3,355,625
Mirabela Nickel Ltd. (Australia)†(a)	8.75%		4/15/2018	5,000	4,225,000
New Gold, Inc. (Canada)†(a)	6.25%		11/15/2022	750	769,688

Total					8,350,313

Retail 0.09%
CDR DB Sub, Inc.†	7.75%		10/15/2020	1,000	990,000
Dave & Buster’s, Inc.	11.00%		6/1/2018	2,000	2,245,000

Total					3,235,000

Service 0.41%
Alliance Data Systems Corp.†	6.375%		4/1/2020	4,250	4,505,000
Great Lakes Dredge & Dock Corp.	7.375%		2/1/2019	2,000	2,150,000
HDTFS, Inc.†	5.875%		10/15/2020	1,000	1,037,500
Hertz Corp. (The)	6.75%		4/15/2019	2,000	2,170,000
Iron Mountain, Inc.	5.75%		8/15/2024	1,400	1,403,500
Iron Mountain, Inc.	7.75%		10/1/2019	1,500	1,691,250
Travelport LLC PIK†	6.362%	#	12/1/2016	1,630	1,255,260

Total					14,212,510

34	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Transportation 0.42%
Commercial Vehicle Group, Inc.	7.875%	4/15/2019	$3,500	$3,430,000
Florida East Coast Railway Corp.	8.125%	2/1/2017	2,500	2,659,375
Navistar International Corp.	8.25%	11/1/2021	2,430	2,332,800
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017	4,000	4,325,000
Stanadyne Corp.	10.00%	8/15/2014	1,000	915,000
United Rentals North America, Inc.†	7.375%	5/15/2020	1,000	1,096,250

Total				14,758,425

Utility 0.04%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†	6.875%	8/15/2017	1,400	1,442,000

Total Corporate Bonds (cost $203,432,149)				208,743,720

FLOATING RATE LOANS(b) 88.70%

Aerospace 1.98%
API Technologies Corp. Term Loan B(d)	8.75%	6/1/2016	10,837	10,674,736
AWAS Finance Luxembourg 2012 SA New Term Loan (Luxembourg)(a)(d)	4.75%	7/16/2018	4,457	4,496,488
AWAS Finance Luxembourg S.A.R.L. Term Loan B (Luxembourg)(a)(d)	5.25%	6/10/2016	12,330	12,499,708
Delta Air Lines, Inc. New Term Loan B	5.50%	4/20/2017	10,088	10,160,819
Delta Air Lines, Inc. Term Loan B1	5.25%	10/18/2018	15,000	15,018,750
Delta Air Lines, Inc. Term Loan B2	4.25%	4/16/2016	4,500	4,503,748
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	9,925	9,982,893
United Airlines, Inc. Term Loan B	2.25%	2/3/2014	2,210	2,198,897

Total				69,536,039

Chemicals 2.35%
General Chemical Corp. New Tranche B Term Loan	5.00% - 5.75%	10/6/2015	7,004	7,041,547
INEOS U.S. Finance LLC 6 Year Term Loan	6.50%	5/4/2018	25,947	26,329,397
Momentive Specialty Chemicals, Inc. Extended Term Loan C-1B	4.00%	5/5/2015	7,826	7,823,976
Momentive Specialty Chemicals, Inc. Extended Term Loan C-2B	4.125%	5/5/2015	3,383	3,382,263
Momentive Specialty Chemicals, Inc. Extended Term Loan C-4B	4.063% - 4.125%	5/5/2015	1,389	1,376,372
Nexeo Solutions LLC Term Loan B	5.00%	9/8/2017	7,081	6,954,375
PetroLogistics LP Term Loan B	7.00%	3/27/2017	3,980	4,049,650

See Notes to Financial Statements.	35

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Chemicals (continued)
Trinseo Materials Operating S.C.A. New Term Loan B (Luxembourg)(a)	8.00%	8/2/2017	$18,779	$18,041,267
Univar, Inc. Term Loan B	5.00%	6/30/2017	7,388	7,351,437

Total				82,350,284

Consumer Durables 0.20%
Spectrum Brands, Inc. Bridge Term Loan	7.75%	10/10/2013	3,000	3,000,000
Spectrum Brands, Inc. New Term Loan	3.25%	12/17/2019	4,000	4,033,572

Total				7,033,572

Consumer Non-Durables 1.83%
Collective Brands Finance, Inc. Term Loan	7.25%	10/9/2019	12,000	12,140,004
FGI Operating Co. LLC Term Loan	5.50% - 6.50%	4/19/2019	8,982	9,037,802
Revlon Consumer Products Corp. New Term Loan B	4.75%	11/17/2017	7,354	7,401,708
Springs Windows Fashions LLC 2nd Lien Term Loan	11.25%	11/30/2017	4,250	4,228,750
Springs Windows Fashions LLC New Term Loan B	6.00%	5/31/2017	12,367	12,382,449
SRAM LLC 2nd Lien Term Loan(d)	8.50%	12/7/2018	5,350	5,430,250
Wilton Brands LLC Term Loan(d)	7.50%	8/30/2018	13,500	13,651,875

Total				64,272,838

Energy 2.28%
Chesapeake Energy Corp. New Unsecured Term Loan	5.75%	12/1/2017	16,500	16,253,968
Crestwood Holdings LLC Term Loan B	9.75%	3/26/2018	4,793	4,868,380
EP Energy LLC Incremental Term Loan	4.50%	4/26/2019	3,000	3,017,250
EP Energy LLC Term Loan B1	5.00%	5/24/2018	7,000	7,074,375
FTS International, Inc. Term Loan B	8.50%	5/6/2016	8,963	7,693,297
Preferred Proppants LLC Term Loan B(d)	7.50%	12/15/2016	8,833	8,214,922
Samson Investment Co. 2nd Lien Term Loan	6.00%	9/25/2018	9,000	9,075,537
Tervita Corp. Incremental Term Loan (Canada)(a)	6.50%	11/14/2014	3,970	3,968,345
Vantage Drilling Co. Term Loan	6.25%	10/26/2017	20,000	19,591,660

Total				79,757,734

Financial 2.47%
CNO Financial Group, Inc. Term Loan B2	5.00%	9/20/2018	8,000	8,056,664
Delos Aircraft, Inc. Term Loan 2	4.75%	4/12/2016	8,000	8,110,000
Fly Funding II S.A.R.L Term Loan B (Luxembourg)(a)	6.75%	8/8/2018	9,220	9,283,387
MIP Delaware LLC Term Loan	5.50%	7/12/2018	3,755	3,792,091

36	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial (continued)
Nuveen Investments, Inc. Extended 1st Lien Term Loan	5.813% - 5.862%	5/13/2017	$15,539	$15,606,683
Nuveen Investments, Inc. Extended Term Loan	5.813% - 5.862%	5/12/2017	11,970	12,015,068
Nuveen Investments, Inc. New 2nd Lien Term Loan	8.25%	2/28/2019	10,440	10,648,800
Ocwen Financial Corp. Term Loan B	7.00%	9/1/2016	1,018	1,022,667
Residential Capital LLC DIP Term Loan A1	5.00%	11/18/2013	6,500	6,518,285
Springleaf Financial Funding Co. Term Loan	5.50%	5/10/2017	9,000	8,902,503
USI Holdings Corp. Incremental Term Loan	7.00%	5/5/2014	2,425	2,437,125

Total				86,393,273

Food & Drug 0.44%
OSI Restaurant Partners LLC New Term Loan B	4.75%	10/24/2019	5,000	5,053,125
Supervalu, Inc. Term Loan	8.00%	8/30/2018	10,232	10,344,589

Total				15,397,714

Food/Tobacco 3.43%
Burger King Corp. New Term Loan B	3.75%	9/27/2019	7,137	7,177,962
Dean Foods Co. Extended Term Loan B2	3.46%	4/2/2017	5,284	5,287,610
Del Monte Foods Co. Initial Term Loan	4.50%	3/8/2018	20,640	20,680,347
Diamond Foods, Inc. Revolver(d)	6.75%	2/25/2015	3,234	2,975,076
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	4,054	3,790,620
Dunkin’ Brands, Inc. New Term Loan B2	4.00%	11/23/2017	16,535	16,630,049
Landry’s, Inc. Term Loan B	6.50%	4/24/2018	6,965	7,050,321
NPC International, Inc. Term Loan	4.50%	12/28/2018	4,927	4,975,934
Pinnacle Foods Finance LLC Term Loan E	4.75%	10/17/2018	3,980	4,012,338
Rite Aid Corp. Term Loan 2	1.96% - 1.97%	6/4/2014	8,813	8,750,641
Rite Aid Corp. Term Loan 5	4.50%	3/2/2018	6,685	6,679,658
GFA Brands Term Loan(d)	7.00%	7/2/2018	7,980	8,084,737
US Foods, Inc. New Term Loan B	5.75%	3/31/2017	13,507	13,383,189
US Foods, Inc. Non-Extended Term Loan B	2.71%	7/3/2014	2,818	2,807,936
Wendy’s International, Inc. Term Loan B	4.75%	5/15/2019	8,000	8,083,568

Total				120,369,986

Forest Products 0.55%
Reynolds Group Holdings Inc. U.S. Term Loan	4.75%	9/28/2018	19,000	19,191,311

Forest Products/Containers 0.34%
Kleopatra Acquisition Corp. Term Loan B1	5.75%	12/21/2016	11,973	12,077,259

See Notes to Financial Statements.	37

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Gaming/Leisure 5.12%
24 Hour Fitness Worldwide, Inc. New Term Loan	7.50%	4/22/2016	$7,181	$7,247,694
Boyd Gaming Corp. Incremental Term Loan	6.00%	12/17/2015	5,775	5,836,873
Caesar’s Entertainment Operating Co., Inc. Extended Term Loan B6	5.458%	1/26/2018	23,446	21,000,723
Caesar’s Entertainment Operating Co., Inc. Term Loan B1	3.208%	1/28/2015	3,000	2,915,832
Caesar’s Entertainment Operating Co., Inc. Term Loan B2	3.208%	1/28/2015	3,000	2,915,250
Caesar’s Entertainment Operating Co., Inc. Term Loan B4	9.50%	10/31/2016	3,890	3,976,552
CCM Merger, Inc. New Term Loan B	6.00%	3/1/2017	14,281	14,343,582
Equinox Fitness Clubs 1st Lien Term Loan(d)	8.50%	2/5/2020	13,000	13,000,000
Equinox Fitness Clubs 2nd Lien Term Loan(d)	8.50%	11/16/2020	4,000	4,010,000
Graton Economic Development Authority Term Loan B	9.00%	8/22/2018	14,000	14,414,162
Harrah’s Prop Co. Senior Mortgage Loan	3.21%	2/13/2013	5,000	4,217,190
MGM Mirage Extended Class C Term Loan	5.00%	2/23/2015	13,000	13,123,032
Mohegan Tribal Gaming Authority New Term Loan B	5.50%	3/31/2015	16,960	16,843,200
Northfield Park Associates LLC Term Loan	7.75%	11/9/2018	7,000	6,982,500
Peninsula Gaming LLC Term Loan	5.75%	8/3/2017	15,000	15,248,445
Regent Seven Seas Cruises, Inc. Term Loan B	6.25%	12/21/2018	10,863	11,025,438
ROC Finance LLC Term Loan B(d)	8.50%	8/19/2017	5,867	6,035,333
Town Sports International, Inc. New Term Loan B	5.75%	5/11/2018	11,025	11,131,575
Village Roadshow Ltd. Ultimates Facility Tranche A-2 (United Kingdom)(a)	4.75%	11/16/2017	5,000	5,050,000

Total				179,317,381

Healthcare 10.28%
Air Medical Group Holdings, B1 Term Loan(d)	6.50%	6/20/2018	5,500	5,548,125
Aptalis Pharma, Inc. Term Loan B	5.50%	2/10/2017	21,124	21,189,762
Aptalis Pharma, Inc. Term Loan B2	5.50%	2/10/2017	1,990	1,997,463
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	2,750	2,770,625
Ardent Medical Services, Inc. Term Loan	9.50%	5/23/2018	8,000	8,080,000
AssuraMed Holding, Inc. 1st Lien Term Loan	5.50%	10/24/2019	12,500	12,601,562
AssuraMed Holding, Inc. 2nd Lien Term Loan	9.25%	4/24/2020	5,500	5,527,500
Bausch & Lomb, Inc. Term Loan B	5.25%	5/17/2019	9,476	9,620,933
Biomet, Inc. Non-Extended Term Loan B1	3.208% - 3.369%	3/25/2015	10,095	10,153,848
CHG Buyer Corp. 1st Lien Term Loan	5.00%	11/19/2020	10,500	10,513,125

38	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Healthcare (continued)
CHG Buyer Corp. 2nd Lien Term Loan	9.00%	11/19/2020	$2,000	$2,006,666
ConvaTec, Inc. Term Loan	5.00%	12/22/2016	12,696	12,838,860
Drumm Investors LLC Term Loan	5.00%	5/4/2018	9,182	8,831,918
Emergency Medical Services Corp. Term Loan	5.25%	5/25/2018	3,916	3,963,825
Grifols, Inc. New Term Loan B	4.50%	6/1/2017	21,300	21,574,679
HCA, Inc. Extended Term Loan B2	3.612%	3/31/2017	5,057	5,072,148
HCA, Inc. Extended Term Loan B3	3.459%	5/1/2018	44,764	44,892,815
Hologic Inc. Term Loan B	4.50%	8/1/2019	7,232	7,317,754
Iasis Healthcare LLC Term Loan	5.00%	5/3/2018	14,288	14,355,246
Kindred Healthcare, Inc. Term Loan	5.25%	6/1/2018	2,784	2,747,254
Kindred Healthcare, Inc. Term Loan B	6.00%	6/1/2018	1,500	1,480,301
MultiPlan, Inc. New Term Loan B	4.75%	8/26/2017	11,974	12,056,339
National Mentor Holdings, Inc. Refinancing Term Loan B	6.50%	2/9/2017	14,900	14,924,838
Onex Carestream Finance LP Term Loan(d)	5.00%	2/25/2017	6,887	6,869,773
Par Pharmaceutical Cos., Inc. Term Loan B	5.00%	9/30/2019	18,000	17,988,750
RadNet Management, Inc. Term Loan B	5.50% - 6.50%	9/30/2018	2,108	2,112,350
RPI Finance Trust Incremental Tranche 2	4.00%	11/9/2018	8,950	9,014,725
RPI Finance Trust New Term Loan Tranche 1	3.25%	11/9/2016	4,419	4,439,158
Select Medical Corp. Incremental Term Loan B	5.50% - 6.00%	6/1/2018	5,985	6,037,369
Select Medical Corp. New Term Loan B	5.50% - 6.00%	6/1/2018	17,775	17,886,094
Surgical Care Affiliates, Inc. Class B Term Loan(d)	4.362%	12/29/2017	8,130	8,008,335
Surgical Care Affiliates, Inc. Incremental Term Loan B(d)	5.50%	6/29/2018	8,888	8,820,844
Truven Health Analytics, Inc. Term Loan B	5.75%	6/6/2019	20,629	20,692,964
United Surgical Partners International, Inc. Incremental Term Loan	6.00%	4/3/2019	5,042	5,079,644
Valeant Pharmaceuticals International, Inc. Series C Tranche B (Canada)(a)	3.25%	9/27/2019	7,500	7,534,372
Vanguard Health Holding Co. II LLC Term Facility	5.00%	1/29/2016	5,669	5,715,265

Total				360,265,229

Housing 1.66%
Atrium Cos., Inc. Exit Term Loan B	11.00%	4/29/2016	10,731	9,604,504
Cemex Espana SA Term Loan Facility A4 (United Kingdom)(a)	4.50%	2/14/2017	3,000	2,925,000
Custom Building Products, Inc. Term Loan B	5.75%	3/19/2015	6,727	6,735,528

See Notes to Financial Statements.	39

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Housing (continued)
Nortek, Inc. Term Loan	5.25%	4/26/2017	$1,892	$1,906,081
Realogy Corp. Extended Letter of Credit	4.464%	10/10/2016	4,498	4,500,790
Realogy Corp. Extended Term Loan	4.459%	10/10/2016	21,327	21,340,501
Realogy Corp. Letter of Credit	3.236%	10/10/2013	1,015	992,010
Roofing Supply Group LLC New Term Loan	5.00%	5/31/2019	7,015	7,028,153
Roofing Supply Group LLC Term Loan	6.50% - 7.50%	5/24/2019	2,985	2,990,597

Total				58,023,164

Information Technology 6.63%
Aeroflex, Inc. Term Loan B	5.75%	5/9/2018	5,855	5,880,269
Aspect Software, Inc. New Term Loan B	7.00%	5/6/2016	4,586	4,534,756
Attachmate Corp. New 1st Lien Term Loan	7.25%	11/22/2017	3,434	3,479,022
Avaya, Inc. Non-Extended Term Loan B1	3.062%	10/24/2014	29,779	28,104,123
AVG Technologies NV Term Loan (Netherlands)(a)	7.50%	3/15/2016	4,856	4,928,911
Blackboard, Inc. 2nd Lien Term Loan	11.50%	4/4/2019	7,000	6,825,000
Blackboard, Inc. Term Loan B	7.50%	10/4/2018	2,334	2,356,315
Blackboard, Inc. Term Loan B2	6.25%	10/4/2018	10,152	10,158,302
BNY ConvergEx Group LLC Eze 2nd Lien Term Loan	8.75%	12/18/2017	532	501,449
BNY ConvergEx Group LLC Eze Term Loan	5.25%	12/16/2016	4,057	3,947,894
BNY ConvergEx Group LLC Top Borrower 2nd Lien	8.75%	12/18/2017	1,268	1,195,051
BNY ConvergEx Group LLC Top Borrower Term Loan	5.25%	12/19/2016	9,260	9,010,776
CDW LLC Non-Extended Term Loan	3.709%	10/10/2014	7,753	7,789,866
Epicor Software Corp. New Term Loan	5.00%	5/16/2018	14,790	14,878,854
Freescale Semiconductor, Inc. Extended Term Loan B	4.462%	12/1/2016	25,322	24,651,791
Genesys Telecom Holdings, U.S., Inc. Term Loan	6.75%	1/31/2019	5,473	5,544,327
Hyland Software, Inc. New Initial Term Loan	5.50%	10/25/2019	8,000	8,016,248
Infor (US), Inc. Term Loan B2	5.25%	4/5/2018	9,975	10,074,750
Peak Ten, Inc. New Term Loan B	7.25%	10/25/2018	12,000	11,970,000
Scitor Corp. Term Loan B	5.00%	2/15/2017	8,630	8,576,040
Serena Software, Inc. Extended Term Loan 2016	4.209%	3/10/2016	11,579	11,550,472
Shield Finance Co. S.A.R.L. New Term Loan B (Luxembourg)(a)	6.50%	5/10/2019	1,995	1,999,988
Sophia LP Term Loan	6.25%	7/19/2018	4,905	4,980,857

40	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Information Technology (continued)
Sorenson Communications, Inc. Tranche C Term Loan	6.00%	8/16/2013	$11,878	$11,727,545
SunGard Data Systems, Inc. Incremental Term Loan	3.709%	2/28/2014	4,079	4,098,994
SunGard Data Systems, Inc. Term Loan B	3.833% - 3.937%	2/26/2016	8,106	8,146,435
SunGard Data Systems, Inc. Term Loan C	3.959%	2/28/2017	10,246	10,300,363
Wall Street Systems, Inc. New 1st Lien Term Loan(d)	5.75%	10/24/2019	7,000	6,973,750

Total				232,202,148

Manufacturing 3.40%
Brand Energy & Infrastructure Services, Inc. Term Loan 1 Canadian	6.25%	10/23/2016	1,935	1,933,872
Brand Energy & Infrastructure Services, Inc. Term Loan 2 Canadian	5.75%	10/23/2016	387	378,226
Brand Energy & Infrastructure Services, Inc. Term Loan B1 US	6.25%	10/23/2018	8,065	7,988,911
Brand Energy & Infrastructure Services, Inc. Term Loan B2 US	5.75%	10/23/2016	1,613	1,611,560
CommScope, Inc. New Term Loan	4.25%	1/12/2018	17,520	17,662,703
CPM Acquisition Corp. 1st Lien Term Loan	6.25%	8/29/2017	12,545	12,670,450
Generac Power Systems, Inc. New Term Loan B	6.25%	5/30/2018	2,993	3,069,805
Husky Injection Molding Systems Ltd. New Term Loan B (Canada)(a)	5.75%	6/29/2018	12,081	12,264,770
Manitowoc Co., Inc. (The) New Term Loan B	4.25%	11/13/2017	2,953	2,978,416
QS0001 Corp. (Tomkins Air) 1st Lien Term Loan	5.00%	11/9/2018	10,000	10,045,830
QS0001 Corp. (Tomkins Air) 2nd Lien Term Loan	9.25%	5/11/2020	2,000	2,040,000
Rexnord Corp. Refinancing Term Loan	4.50%	4/2/2018	5,521	5,576,469
Road Infrastructure Investment LLC 2nd Lien Term Loan	10.25%	9/30/2018	5,500	5,403,750
Road Infrastructure Investment LLC 1st Lien Term Loan	6.25%	3/30/2018	6,972	6,981,197
Tomkins LLC New Term Loan B-1	4.25%	9/29/2016	5,034	5,073,429
Veyance Technologies, Inc. Delayed Draw Term Loan	2.46%	7/31/2014	2,303	2,285,012
Veyance Technologies, Inc. Incremental Term Loan B	5.50%	7/31/2014	2,985	2,961,866
Veyance Technologies, Inc. Initial Term Loan	2.46%	7/31/2014	12,217	12,122,313
WireCo WorldGroup, Inc. New Term Loan	6.00%	2/15/2017	6,000	6,075,000

Total				119,123,579

See Notes to Financial Statements.	41

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Media/Telecommunications 15.85%
Affinion Group, Inc. New Term Loan B	6.50%	7/16/2015	$23,432	$21,750,351
Alaska Communications Systems Holdings, Inc. Term Loan B	5.50%	10/21/2016	15,720	14,839,680
Alpha D2 Ltd. Extended Term Loan B2 (United Kingdom)(a)	6.00%	4/30/2019	11,785	11,940,892
AMC Entertainment, Inc. Term Loan B3	4.75%	2/22/2018	7,965	8,037,084
AMC Networks, Inc. Term Loan B	4.00%	12/31/2018	6,965	7,014,067
Atlantic Broadband Finance LLC Term Loan B	4.50%	3/16/2018	3,000	3,038,751
BBHI Acquisition LLC Term Loan B	4.50%	12/14/2017	8,748	8,794,963
CCO Holdings LLC 3rd Lien Term Loan	2.709%	9/5/2014	16,147	16,164,834
Cequel Communications LLC Term Loan	4.00%	2/14/2019	9,154	9,195,687
Charter Communications Operating LLC Extended Term Loan C	3.46%	9/6/2016	11,377	11,447,776
Charter Communications Operating LLC Term Loan D	4.00%	5/15/2019	3,483	3,514,062
Clear Channel Communications, Inc. Term Loan A	3.609%	7/30/2014	28,194	27,594,629
Clear Channel Communications, Inc. Term Loan B	3.859%	1/29/2016	41,057	33,384,131
Consolidated Communications, Inc. Term Loan B3	4.00%	11/29/2018	18,000	18,000,000
Cricket Communications, Inc. Term Loan	4.75%	10/10/2019	12,000	12,082,500
Crown Castle International Corp. Term Loan B	4.00%	1/31/2019	13,723	13,810,449
Cumulus Media Holdings, Inc. 2nd Lien Term Loan	7.50%	9/16/2019	5,500	5,623,750
DG FastChannel, Inc. Term Loan B	5.75%	7/26/2018	9,369	9,041,558
Fibertech Networks LLC New Term Loan	4.50%	11/26/2019	5,000	5,054,690
Getty Images, Inc. Term Loan B	4.75%	10/18/2019	15,500	15,591,063
Global Tel*Link Corp. 1st Lien Term Loan	6.00%	12/14/2017	394	397,392
Gray Television, Inc. New Term Loan B	4.75%	10/15/2019	10,000	10,034,950
IMG Worldwide, Inc. New Term Loan B	5.50%	6/16/2016	15,876	15,974,844
Integra Telecom, Inc. New Term Loan B	9.25%	4/15/2015	15,229	15,219,339
Intelsat Jackson Holdings SA Tranche B Term Loan (Luxembourg)(a)	4.50%	4/2/2018	29,054	29,235,842
Level 3 Financing, Inc. 2019 Term Loan B	5.25%	8/1/2019	15,000	15,121,875
Level 3 Financing, Inc. Term Loan	4.75%	8/1/2019	11,000	11,043,538
MCC Iowa LLC Tranche F Term Loan	4.50%	10/23/2017	12,522	12,513,998
MCC Iowa LLC Tranche Term Loan G	4.00%	1/20/2020	9,000	9,022,500
Mediacom Illinois LLC Tranche E Term Loan	4.50%	10/23/2017	14,076	14,040,810
MetroPCS Wireless, Inc. New Term Loan B3	4.00%	3/16/2018	6,424	6,459,794
MTL Publishing LLC Term Loan	5.50%	6/29/2018	15,960	16,154,521

42	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Media/Telecommunications (continued)
Nielsen Finance LLC Class C Term Loan	3.459%	5/2/2016	$5,091	$5,123,061
NTELOS Inc. New Term Loan B	5.75%	11/7/2019	15,000	14,817,195
SBA Senior Finance II LLC Syndicated Term Loan	3.75%	9/27/2019	5,000	5,017,500
Syniverse Holdings, Inc. New Term Loan	5.00%	4/23/2019	8,289	8,335,852
Tribune Co. Term Loan B(c)	Zero Coupon	6/4/2014	37,000	25,342,208
Tribune Co. Term Loan(c)	Zero Coupon	6/4/2014	2,000	5,543,608
U.S. TelePacific Corp. Term Loan Advances	5.75%	2/23/2017	5,417	5,362,740
Univision Communications, Inc. Extended Term Loan	4.459%	3/31/2017	21,886	21,405,312
UPC Financing Partnership Term Loan AF(d)	4.00%	1/29/2021	7,500	7,497,660
WaveDivision Holdings LLC New Term Loan B	5.50%	8/9/2019	6,250	6,316,331
West Corp. Term Loan B6	5.75%	6/29/2018	8,978	9,105,618
WideOpenWest Finance LLC Term Loan	6.25%	7/17/2018	18,953	19,191,567
WMG Acquisition Corp. Initial Term Loan	5.25%	11/1/2018	4,000	4,041,668
Zayo Group LLC Refinancing Term Loan B	5.25%	7/2/2019	7,000	7,055,783

Total				555,296,423

Metals/Minerals 1.76%
American Rock Salt Holdings LLC Term Loan	5.50%	4/25/2017	6,820	6,764,588
Fairmount Minerals Ltd. New Term Loan B	5.25%	3/15/2017	15,278	15,281,122
FMG Resources Term Loan	5.25%	10/18/2017	26,500	26,604,118
Noranda Aluminum Acquisition Corp. New Term Loan B	5.75%	2/24/2019	5,920	5,968,352
Novelis, Inc. Incremental Term Loan B2 (Canada)(a)	4.00%	3/10/2017	1,485	1,492,728
Novelis, Inc. Term Loan (Canada)(a)	4.00%	3/10/2017	5,630	5,659,396

Total				61,770,304

Retail 6.61%
Academy, Ltd. Term Loan	4.75%	8/3/2018	15,000	15,076,875
Bass Pro Group LLC New Term Loan	4.00%	11/30/2019	12,000	12,026,256
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan	5.75%	9/26/2019	5,000	5,068,305
Burlington Coat Factory Warehouse Corp. Term Loan B1	5.50%	2/23/2017	15,870	16,031,541
Capital Automotive LP New Term Loan B	5.25%	3/10/2017	13,193	13,316,854
Container Store, Inc. Term Loan B	6.25%	4/5/2019	6,965	6,976,611
DBP Holding Corp. Term Facility	5.00%	10/11/2019	15,000	14,987,505
Gymboree Corp. (The) Initial Term Loan	5.00%	2/23/2018	2,173	2,099,839
J. Crew Group, Inc. New Term Loan B	4.50%	3/7/2018	23,688	23,776,447
Jo-Ann Stores, Inc. Term Loan	4.75%	3/16/2018	13,250	13,301,725
Leslie’s Poolmart, Inc. New Term Loan B	5.25%	10/16/2019	11,040	11,096,922

See Notes to Financial Statements.	43

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Retail (continued)
Lord & Taylor Holdings LLC Term Loan	5.75%	1/11/2019	$4,311	$4,354,842
Michaels Stores, Inc. Term Loan B2	4.875% - 4.937%	7/29/2016	9,929	10,042,866
Neiman-Marcus Group, Inc. (The) Extended Term Loan	4.75%	5/16/2018	24,700	24,777,138
Ollie’s Bargain Outlet, Inc. Term Loan	6.25% - 7.25%	9/27/2019	10,000	10,075,000
Party City Holdings Inc. New Term Loan B	5.75%	7/26/2019	5,000	5,055,805
PETCO Animal Supplies, Inc. New Term Loan	4.50%	11/24/2017	6,046	6,088,104
Smart & Final Stores LLC New 1st Lien Term Loan	5.75%	11/15/2019	16,000	15,993,328
Smart & Final Stores LLC New 2nd Lien Term Loan	10.50%	11/16/2020	3,000	2,940,000
Toys “R” Us-Delaware, Inc. Incremental Term Loan B2	5.25%	5/25/2018	4,925	4,777,250
Toys “R” Us-Delaware, Inc. New Term Loan	6.00%	9/1/2016	13,939	13,803,804

Total				231,667,017

Service 12.70%
Acosta, Inc. Term Loan D	5.00%	3/2/2018	15,775	15,873,848
ADS Waste Holdings, Inc. Term Loan	5.25%	10/9/2019	10,000	10,143,750
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	9.25%	6/18/2018	13,754	13,865,800
Advantage Sales & Marketing, Inc. 1st Lien Term Loan	5.25%	12/18/2017	8,410	8,441,212
Altegrity, Inc. Term Loan	2.958%	2/21/2015	2,338	2,183,117
Altegrity, Inc. Tranche D Term Loan	7.75%	2/20/2015	6,092	6,091,506
Asurion LLC New 1st Lien Term Loan	5.50%	5/24/2018	16,585	16,754,125
Asurion LLC New 2nd Lien Term Loan	9.00%	5/24/2019	4,013	4,146,495
Asurion LLC Term Loan B1	4.75%	7/18/2017	4,000	4,031,252
Audio Visual Services Group, Inc. New Term Loan	6.75%	11/9/2018	13,000	12,740,000
Avis Budget Car Rental LLC Term Loan C	4.25%	3/15/2019	7,970	8,064,644
Booz Allen Hamilton Inc. New Term Loan B	4.50%	7/31/2019	7,000	7,066,500
Brickman Group Holdings, Inc. New Term Loan B	5.50%	10/14/2016	9,012	9,135,981
Brock Holdings III, Inc. New 2nd Lien Term Loan	10.00%	3/16/2018	14,500	14,536,250
Corporate Executive Board Co. (The) Term Loan B	5.00%	7/2/2019	2,000	2,012,500
Cunningham Lindsey Group Initial Term Loan (Canada)(a)	5.00%	12/10/2019	8,000	8,040,000
Cunningham Lindsey Group Initial Term Loan (Canada)(a)	9.25%	6/10/2020	3,500	3,578,750
Deltek, Inc. 1st Lien Term Loan	6.00%	10/10/2018	4,000	4,038,332
EIG Investors Corp. 1st Lien Term Loan	6.25%	11/9/2019	14,000	14,000,000
EnergySolutions LLC Term Loan	6.25%	8/12/2016	4,817	4,642,005
First Data Corp. 2018 New Term Loan	5.208%	9/24/2018	15,000	14,714,070

44	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Service (continued)
First Data Corp. Extended 2017 Dollar Term Loan	5.208%	3/24/2017	$18,987	$18,666,847
First Data Corp. Extended 2018 Dollar Term Loan	4.208%	3/23/2018	5,000	4,771,430
First Data Corp. Non-Extended Term Loan B1	2.958%	9/24/2014	355	355,199
First Data Corp. Non-Extended Term Loan B3	2.958%	9/24/2014	311	310,938
GCA Services Group, Inc. 2nd Lien Term Loan	9.25%	11/1/2020	8,000	7,966,664
GCA Services Group, Inc. 1st Lien Term Loan	5.25%	11/1/2019	8,000	7,997,504
Hertz Corp. (The) Tranche B-1 Term Loan	3.75%	3/11/2018	8,000	8,020,000
Hertz Corp. (The) New Synthetic Letter of Credit	3.75%	3/9/2018	14,439	14,403,364
Hertz Corp. (The) Term Loan B	3.75%	3/9/2018	4,828	4,829,114
IG Investment Holdings LLC 1st Lien Tranche B Term Loan	6.00%	10/31/2019	13,000	13,000,000
InfoGroup, Inc. New Term Loan	5.75%	5/25/2018	10,239	9,163,508
Interactive Data Corp. New Term Loan B	4.50%	2/12/2018	9,360	9,432,257
KAR Auction Services, Inc. Term Loan B	5.00%	5/19/2017	4,384	4,416,782
Landmark Aviation 1st Lien Term Loan	5.75%	10/25/2019	9,490	9,466,659
Landmark Aviation 2nd Lien Term Loan	9.50%	10/25/2020	3,500	3,491,250
Landmark Aviation Term Loan Canadian	5.75%	10/25/2019	1,010	1,014,663
Lonestar Intermediate Super Holdings LLC Term Loan B	11.00%	9/2/2019	2,400	2,550,000
Monitronics International, Inc. Incremental Term Loan	5.50%	3/23/2018	9,670	9,754,613
ON Assignment, Inc. Term Loan B	5.00%	5/15/2019	7,675	7,713,199
Orbitz Worldwide, Inc. Term Loan	3.209%	7/25/2014	17,523	16,792,535
Decision Insight Information Group (U.S.) I, Inc. Term Loan(d)	7.00%	1/4/2017	7,730	7,764,177
RedPrairie Corp. Term Loan	6.00%	8/6/2018	1,944	1,951,736
Sabre, Inc. New Extended Term Loan	5.959%	12/29/2017	8,590	8,611,558
Securus Technologies Holdings, Inc. Add on Term Loan	6.50%	5/31/2017	4,975	4,993,656
Securus Technologies Holdings, Inc. New 2nd Lien Term Loan	10.75%	6/1/2018	5,000	5,025,000
Securus Technologies Holdings, Inc. New Term Loan	6.50%	5/31/2017	11,449	11,491,607
Sedgwick Claims Management Services New Term Loan	5.00%	12/30/2016	15,715	15,754,225
Ship Luxco 3 New Term Loan B2A	5.25%	11/30/2017	8,200	8,261,500
Six3 Systems, Inc. Term Loan B(d)	7.00%	10/4/2019	8,000	8,040,000
SRA International, Inc. Term Loan B	6.50%	7/20/2018	8,343	7,936,013
Travelport Holdings Ltd. Extended Tranche A Term Loan(d)	6.313%	12/1/2016	751	275,863

See Notes to Financial Statements.	45

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Service (continued)
Travelport Holdings Ltd. Extended Tranche B Term Loan(d)	13.813%	12/1/2016	$2,467	$213,780
Walter Investment Management Corp. Tranche B Term Loan	5.75%	11/28/2017	10,000	10,031,940
Web.com Group, Inc. Term Loan B	5.50%	10/27/2017	7,600	7,571,500
Weight Watchers International, Inc. Term Loan F	4.00%	3/15/2019	8,955	9,012,088

Total				445,151,306

Transportation 4.44%
Chrysler Group LLC Term Loan B	6.00%	5/24/2017	12,249	12,549,770
Federal-Mogul Corp. Term Loan B	2.148%	12/29/2014	13,761	12,827,949
Federal-Mogul Corp. Term Loan C	2.148%	12/28/2015	10,963	10,219,923
Fram Group Holdings 1st Lien Term Loan	6.50%	7/28/2017	8,932	8,910,075
Fram Group Holdings 2nd Lien Term Loan	10.50%	1/29/2018	7,135	6,706,963
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan	4.75%	4/30/2019	15,500	15,638,849
Grede LLC Term Loan B	7.00%	4/3/2017	10,780	10,833,900
HHI Holdings LLC 1st Lien Term Loan	6.00%	10/3/2018	16,000	16,060,000
Navistar International Corp. New Term Loan B	7.00%	7/16/2014	7,500	7,534,372
Ozburn-Hessey Holding Co. LLC Term Loan B	8.25%	4/8/2016	11,108	10,997,250
Remy International, Inc. Term Loan B	6.25%	12/16/2016	6,905	6,965,905
TI Group Automotive Systems LLC New Term Loan(d)	6.75%	3/14/2018	9,450	9,509,044
Transtar Holding Co. 1st Lien Term Loan	5.50%	10/9/2018	8,111	8,191,663
Wabash National Corp. Term Loan B	6.00%	5/8/2019	7,967	8,067,075
Waupaca Foundry, Inc. Term Loan	5.75%	6/29/2017	10,471	10,549,687

Total				155,562,425

Utility 4.38%
Alon USA Energy, Inc. Tranche B Term Loan	8.00%	11/9/2018	377	379,872
Alon USA Partners LP Tranche B Term Loan	9.00%	11/26/2018	3,264	3,288,368
Astoria Generating Company Acquisitions LLC Term Advance	8.50%	10/26/2017	10,000	10,037,500
Calpine Corp. New Term Loan	4.50%	4/2/2018	11,706	11,804,879
Calpine Corp. Term Loan B3	4.50%	10/9/2019	8,000	8,063,000
Dynegy Midwest Generation LLC Term Loan(c)	9.25%	8/4/2016	13,868	14,327,149
Dynegy Power LLC Term Loan(c)	9.25%	8/4/2016	5,244	5,477,532
Essential Power LLC Term Loan B	5.50%	8/8/2019	16,168	16,349,675
GenOn Energy, Inc. Term Loan B	6.50%	12/1/2017	11,487	11,566,989
Raven Power Finance LLC Term Loan B	8.25%	11/30/2018	8,000	7,980,000

46	See Notes to Financial Statements.

Schedule of Investments (continued)
FLOATING RATE FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Utility (continued)
Star West Generation LLC Term Loan B(d)	6.00%		5/17/2018	$6,000	$6,015,000
Texas Competitive Electric Holdings Co. LLC |Extended Term Loan	4.709% - 4.81%		10/10/2017	72,281	47,062,651
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan	3.709% - 3.81%		10/10/2014	2,000	1,375,626
Windsor Financing LLC Term Loan B(d)	6.25%		3/28/2013	10,000	9,900,000

Total					153,628,241

Total Floating Rate Loans (cost $3,102,640,073)					3,108,387,227

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.48%
COBALT CMBS Commercial Mortgage Trust 2007-C2 AJFL†	0.478%	#	4/15/2047	5,000	3,286,680
COMM 2007-C9 Mortgage Trust 2007-C9 AJFL†	0.899%	#	12/10/2049	3,000	2,303,667
Commercial Mortgage Pass-Through Certificates 2007-FL14 C†	0.508%	#	6/15/2022	1,774	1,630,383
Credit Suisse Mortgage Capital Certificates 2006-C5 AM	5.343%		12/15/2039	4,000	4,270,700
CW Capital Cobalt Ltd. 2007-C2 AMFX	5.526%		4/15/2047	5,000	5,509,665
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.812%	#	6/15/2049	11,000	10,974,342
JPMorgan Chase Commercial Mortgage Securities Corp. 2009-RR1 A4B†	5.648%	#	3/18/2051	5,000	5,553,300
LB-UBS Commercial Mortgage Trust 2007-C1 AJ	5.484%		2/15/2040	7,000	6,393,765
Merrill Lynch Mortgage Trust 2005-CKI1 B	5.263%	#	11/12/2037	4,500	4,275,556
Morgan Stanley Capital I 2007-IQ16 AJFL	1.658%	#	12/12/2049	3,500	2,588,007
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	5,000	5,233,565

Total Non-Agency Commercial Mortgage-Backed Securities (cost $47,068,185)					52,019,630

Total Long-Term Investments (cost $3,353,140,407)					3,369,150,577

See Notes to Financial Statements.	47

Schedule of Investments (concluded)
FLOATING RATE FUND November 30, 2012

Investments	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENT 3.91%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $605,000 of Federal Home Loan Bank at 4.50% due 9/16/2013; $15,785,000 of Federal National Mortgage Assoc. at 1.00% due 12/27/2012; $250,000 of U.S. Treasury Note at 4.25% due 8/15/2015; $108,140,000 of U.S. Treasury Note at 2.25% due 1/31/2015; $5,610,000 of U.S. Treasury Note at 2.125% due 5/31/2015; $3,240,000 of U.S. Treasury Note at 0.75% due 9/15/2013 and $145,000 of U.S. Treasury Note at 1.25% due 3/15/2014; value: $139,630,948; proceeds: $136,889,114 (cost $136,889,000)	$136,889	$136,889,000

Total Investments in Securities 100.05% (cost $3,490,029,407)		3,506,039,577

Liabilities in Excess of Cash and Other Assets (0.05%)		(1,635,947)

Net Assets 100.00%		$3,504,403,630

PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2012.

(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(p). Total Floating Rate Loans included in Level 3 amounted to $174,509,479.

48	See Notes to Financial Statements.

Schedule of Investments
HIGH YIELD FUND November 30, 2012

Investments	Shares (000)	Fair Value

LONG-TERM INVESTMENTS 99.45%

COMMON STOCKS 1.63%

Auto Parts & Equipment 0.10%
Harley-Davidson, Inc.	50	$2,348,000

Banking 0.09%
Huntington Bancshares, Inc.	350	2,152,500

Building Materials 0.12%
Vulcan Materials Co.	50	2,642,000

Chemicals 0.29%
CF Industries Holdings, Inc.	13	2,675,375
Georgia Gulf Corp.	85	3,898,100

Total		6,573,475

Energy: Exploration & Production 0.20%
Kodiak Oil & Gas Corp.*	250	2,145,000
SM Energy Co.	50	2,484,500

Total		4,629,500

Food: Wholesale 0.10%
WhiteWave Foods Co. Class A*	158	2,399,894

Household & Leisure Products 0.20%
Ethan Allen Interiors, Inc.	155	4,492,982

Packaging 0.12%
Berry Plastics Group, Inc.*	177	2,637,579

Software/Services 0.40%
Facebook, Inc. Class A*	189	5,287,100
Trulia, Inc.*	220	3,909,822

Total		9,196,922

Specialty Retail 0.01%
Restoration Hardware Holdings, Inc.*	8	302,580

Total Common Stocks (cost $37,863,234)		37,375,432

See Notes to Financial Statements.	49

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

CONVERTIBLE BONDS 0.84%

Health Services 0.09%
Omnicare, Inc.	3.75%	12/15/2025	$1,425	$2,109,891

Medical Products 0.17%
Corsicanto Ltd. (Ireland)†(a)	3.50%	1/15/2032	2,300	3,884,125

Pharmaceuticals 0.40%
BioMarin Pharmaceutical, Inc.	1.875%	4/23/2017	2,040	4,987,800
Medivation, Inc.	2.625%	4/1/2017	1,630	2,108,812
Onyx Pharmaceuticals, Inc.	4.00%	8/15/2016	1,000	2,038,750

Total				9,135,362

Steel Producers/Products 0.18%
Allegheny Technologies, Inc.	4.25%	6/1/2014	3,725	4,055,594

Total Convertible Bonds (cost $19,277,503)				19,184,972

	Dividend Rate		Shares (000)

CONVERTIBLE PREFERRED STOCKS 0.21%

Aerospace/Defense 0.10%
United Technologies Corp.	7.50%		43	2,331,072

Railroads 0.11%
Genesee & Wyoming, Inc.	5.00%		22	2,422,420

Total Convertible Preferred Stocks (cost $4,364,676)				4,753,492

	Interest Rate		Principal Amount (000)

FLOATING RATE LOANS(b) 7.71%

Auto Parts & Equipment 0.24%
Fram Group Holdings 2nd Lien Term Loan	10.50%	1/29/2018	$5,713	5,369,750

Building & Construction 0.24%
Road Infrastructure Investment LLC 2nd Lien Term Loan	10.25%	3/30/2017	5,500	5,403,750

Building Materials 0.28%
Cemex Espana SA Term Loan B1 (United Kingdom)(a)	5.00%	2/14/2014	6,500	6,337,500

50	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Consumer/Commercial/Lease Financing 0.22%
Fly Funding II S.A.R.L. Term Loan (Luxembourg)(a)	6.75%	8/8/2018	$4,938	$4,971,445

Consumer Products 1.09%
Spectrum Brands, Inc. Bridge Term Loan	7.75%	10/10/2013	6,000	6,000,000
Springs Windows Fashions, LLC 2nd Lien Term Loan	11.25%	11/30/2017	5,250	5,223,750
SRAM, LLC 2nd Lien Term Loan(l)	8.50%	12/7/2018	6,800	6,902,000
Wilton Brands LLC Term Loan(l)	7.50%	8/30/2018	6,600	6,674,250

Total				24,800,000

Diversified Capital Goods 0.16%
QS0001 Corp. (Tomkins Air) 2nd Lien Term Loan	9.25%	5/11/2020	3,650	3,723,000

Electric: Generation 0.82%
Astoria Generating Company Acquisitions LLC Term Advance	8.50%	10/26/2017	5,400	5,420,250
Raven Power Finance, LLC Term Loan B	8.25%	11/30/2018	7,200	7,182,000
Windsor Financing LLC Term Loan B(l)	6.25%	10/31/2019	6,250	6,187,500

Total				18,789,750

Food: Wholesale 0.51%
Diamond Foods, Inc. Revolver(l)	6.75%	2/25/2015	2,277	2,094,745
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	3,255	3,043,529
GFA Brands Term Loan(l)	7.00%	7/2/2018	6,484	6,568,849

Total				11,707,123

Forest Products 0.06%
Alon USA Partners LP MLP Term Loan	9.00%	11/26/2018	1,319	1,329,338

Gaming 0.48%
Graton Economic Development Authority Term Loan B	9.00%	8/22/2018	4,600	4,736,082
Northfield Park Associates LLC Term Loan	7.75%	11/9/2018	6,250	6,234,375

Total				10,970,457

Gas Distribution 0.14%
Crestwood Holdings LLC Term Loan B	9.75%	3/26/2018	3,259	3,310,498

Health Facilities 0.24%
Ardent Medical Services, Inc. 2nd Lien Term Loan	9.50%	11/23/2018	5,450	5,490,875

See Notes to Financial Statements.	51

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Health Services 1.52%
Air Medical Group Holdings, Bridge Term Loan	–	11/29/2013		$17,000	$17,000,000
Air Medical Group Holdings, B1 Term Loan(l)	6.50%	6/20/2018		5,000	5,043,750
AssuraMed Holding, Inc. 2nd Lien Term Loan	9.25%	4/24/2020		5,850	5,879,250
CHG Buyer Corp. 2nd Lien Term Loan	9.00%	11/20/2020		6,900	6,922,998

Total					34,845,998

Leisure 0.24%
Equinox Holdings 2nd Lien Term Loan(l)	8.50%	5/16/2020		5,400	5,413,500

Media: Broadcast 0.09%
Clear Channel Communications, Inc. Term Loan B	3.859%	1/29/2016		2,650	2,154,781

Multi-Line Insurance 0.14%
Cunningham Lindsey Group Initial Term Loan	9.25%	4/29/2020		3,150	3,220,875

Oil Refining & Marketing 0.01%
Alon USA Partners, LP Tranche B Term Loan	9.00%	11/9/2018		152	153,565

Printing & Publishing 0.35%
Tribune Co. Term Loan B(c)	Zero Coupon	6/4/2014		10,100	7,998,634

Software/Services 0.19%
Blackboard, Inc. 2nd Lien Term Loan	11.50%	4/4/2019		4,450	4,338,750

Support: Services 0.43%
Landmark Aviation 2nd Lien Term Loan	9.50%	10/25/2020		6,000	5,985,000
Lonestar Intermediate Super Holdings, LLC Term Loan	11.00%	9/2/2019		3,600	3,825,000

Total					9,810,000

Telecommunications: Integrated/Services 0.26%
Securus Technologies Holdings, Inc.
New 2nd Lien Term Loan	10.75%	6/1/2018		6,000	6,030,000

Total Floating Rate Loans (cost $173,221,897)					176,169,589

FOREIGN BONDS(d) 2.72%

Canada 0.13%
Russel Metals, Inc.†	6.00%	4/19/2022	CAD	2,975	3,069,789

Croatia 0.39%
Agrokor dd†	9.875%	5/1/2019	EUR	6,375	8,975,020

52	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Luxembourg 1.07%
ARD Finance SA PIK†	11.125%	6/1/2018	EUR	3,278	$4,175,436
Matterhorn Midco & Cy SCA†	7.75%	2/15/2020	EUR	5,000	6,551,524
Matterhorn Mobile SA†	5.405%#	5/15/2019	CHF	2,000	2,190,569
Matterhorn Mobile SA†	6.75%	5/15/2019	CHF	3,250	3,719,596
Sunrise Communications International SA†	5.625%	12/31/2017	CHF	7,000	7,776,519

Total					24,413,644

Mexico 0.23%
America Movil SAB de CV	6.45%	12/5/2022	MXN	67,500	5,218,451

Norway 0.06%
Eksportfinans ASA	2.875%	11/16/2016	CHF	1,350	1,465,159

South Africa 0.31%
Foodcorp Ltd.†	8.75%	3/1/2018	EUR	5,000	6,998,589

Sweden 0.18%
Verisure Holding AB†	8.75%	12/1/2018	EUR	3,250	4,184,522

United Kingdom 0.35%
R&R Ice Cream plc†	8.375%	11/15/2017	EUR	5,561	7,946,920

Total Foreign Bonds (cost $58,093,478)					62,272,094

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.42%

Argentina 0.16%
Provincia de Neuquen†	7.875%	4/26/2021		$4,475	3,669,500

Iceland 0.26%
Republic of Iceland†	5.875%	5/11/2022		5,325	5,828,207

Total Foreign Government Obligations (cost $9,620,804)					9,497,707

HIGH YIELD CORPORATE BONDS 82.58%

Aerospace/Defense 0.22%
Spirit Aerosystems, Inc.	6.75%	12/15/2020		4,825	5,138,625

Airlines 0.43%
Continental Airlines, Inc.	6.25%	4/11/2020		3,438	3,644,280
United Airlines, Inc.†	12.00%	1/15/2016		5,137	5,676,880
US Airways 2012–2 Class B Pass Through Trust(e)	6.75%	12/3/2022		500	516,250

Total					9,837,410

See Notes to Financial Statements.	53

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value

Apparel/Textiles 0.67%
Fifth & Pacific Co., Inc.†	10.50%	4/15/2019		$2,995	$3,331,937
Perry Ellis International, Inc.	7.875%	4/1/2019		6,940	7,260,975
Texhong Textile Group Ltd. (Hong Kong)†(a)	7.625%	1/19/2016		2,985	3,007,388
Wolverine World Wide, Inc.†	6.125%	10/15/2020		1,625	1,696,094

Total					15,296,394

Auto Parts & Equipment 1.57%
Accuride Corp.	9.50%	8/1/2018		5,470	5,196,500
American Axle & Manufacturing, Inc.	6.625%	10/15/2022		6,450	6,579,000
Commercial Vehicle Group, Inc.	7.875%	4/15/2019		5,025	4,924,500
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		4,615	4,315,025
Stanadyne Holdings, Inc.	12.00%	2/15/2015		5,000	3,325,000
Stoneridge, Inc.†	9.50%	10/15/2017		7,410	7,965,750
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc.†	10.625%	9/1/2017		3,265	3,575,175

Total					35,880,950

Automakers 0.40%
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25%	6/15/2021		5,825	6,443,906
General Motors Corp.(f)	–	–	(g)	8,500	19,380
Oshkosh Corp.	8.50%	3/1/2020		2,400	2,682,000

Total					9,145,286

Banking 2.58%
BBVA Bancomer SA†	6.75%	9/30/2022		4,550	5,096,000
Eksportfinans ASA (Norway)(a)	5.50%	5/25/2016		6,195	6,469,575
Fifth Third Capital Trust IV	6.50%	4/15/2037		3,170	3,189,813
First Niagara Financial Group, Inc.	7.25%	12/15/2021		9,225	11,028,644
HBOS plc (United Kingdom)†(a)	6.75%	5/21/2018		4,290	4,579,575
Royal Bank of Scotland Group plc (The) (United Kingdom)(a)	6.125%	12/15/2022		6,645	6,839,858
Royal Bank of Scotland Group plc (The) (United Kingdom)(a)	7.64%	–	(g)	10,025	8,671,625
Royal Bank of Scotland Group plc (The) (United Kingdom)(a)	9.50%	3/16/2022		1,575	1,835,615
Sovereign Bank	8.75%	5/30/2018		1,800	2,105,649
Synovus Financial Corp.	7.875%	2/15/2019		8,230	9,094,150
Washington Mutual Bank(h)	6.875%	6/15/2011		10,000	1,000

Total					58,911,504

54	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Beverages 0.41%
Central American Bottling Corp.†	6.75%	2/9/2022	$3,875	$4,243,125
Innovation Ventures LLC/Innovation Ventures Finance Corp.†	9.50%	8/15/2019	5,495	5,192,775

Total				9,435,900

Brokerage 0.57%
Oppenheimer Holdings, Inc.	8.75%	4/15/2018	6,445	6,702,800
Penson Worldwide, Inc.†	12.50%	5/15/2017	4,500	1,113,750
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	4,995	5,150,754

Total				12,967,304

Building & Construction 1.75%
Beazer Homes USA, Inc.†	6.625%	4/15/2018	1,750	1,872,500
Empresas ICA SAB de CV (Mexico)†(a)	8.375%	7/24/2017	3,625	3,833,438
K Hovnanian Enterprises, Inc.	5.00%	11/1/2021	2,150	1,795,250
K Hovnanian Enterprises, Inc.†	9.125%	11/15/2020	7,375	7,808,281
Lennar Corp.	12.25%	6/1/2017	5,925	7,969,125
Shea Homes LP/Shea Homes Funding Corp.	8.625%	5/15/2019	6,309	6,971,445
Taylor Morrison Communities, Inc./Monarch Communities, Inc.†	7.75%	4/15/2020	4,900	5,169,500
William Lyon Homes, Inc.†	8.50%	11/15/2020	4,525	4,615,500

Total				40,035,039

Building Materials 1.84%
Cemex Finance LLC†	9.375%	10/12/2022	1,000	1,082,500
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018	2,277	2,396,543
Hillman Group, Inc.	10.875%	6/1/2018	4,710	5,092,687
Isabelle Acquisition Sub, Inc. PIK†	10.00%	11/15/2018	6,395	6,930,581
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	6,575	4,865,500
Nortek, Inc.†	8.50%	4/15/2021	1,150	1,250,625
Nortek, Inc.	8.50%	4/15/2021	5,035	5,500,737
Ply Gem Industries, Inc.	8.25%	2/15/2018	3,900	4,163,250
Ply Gem Industries, Inc.†	9.375%	4/15/2017	3,275	3,463,313
Roofing Supply Group LLC/Roofing Supply Finance, Inc.†	10.00%	6/1/2020	6,600	7,326,000

Total				42,071,736

See Notes to Financial Statements.	55

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value

Chemicals 2.02%
Chemtura Corp.	7.875%	9/1/2018		$3,275	$3,512,438
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	8.875%	2/1/2018		4,520	4,587,800
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	9.00%	11/15/2020		3,975	3,547,687
Huntsman International LLC	8.625%	3/15/2020		3,940	4,432,500
INEOS Group Holdings Ltd. (United Kingdom)†(a)	8.50%	2/15/2016		2,130	2,098,050
LyondellBasell Industries NV (Netherlands)(a)	5.00%	4/15/2019		2,075	2,316,219
LyondellBasell Industries NV (Netherlands)(a)	6.00%	11/15/2021		2,800	3,356,500
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019		5,850	6,084,000
Phibro Animal Health Corp.†	9.25%	7/1/2018		6,975	6,887,812
Taminco Global Chemical Corp.†	9.75%	3/31/2020		8,685	9,423,225

Total					46,246,231

Consumer/Commercial/Lease Financing 3.18%
AerCap Aviation Solutions BV (Netherlands)(a)	6.375%	5/30/2017		300	315,000
Air Lease Corp.	5.625%	4/1/2017		11,995	12,594,750
CIT Group, Inc.	5.25%	3/15/2018		4,410	4,702,162
CIT Group, Inc.	5.375%	5/15/2020		8,355	8,960,737
General Electric Capital Corp.	7.125%	–	(g)	6,800	7,689,386
International Lease Finance Corp.	8.75%	3/15/2017		7,765	8,920,044
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	7.375%	10/1/2017		7,535	7,648,025
Nationstar Mortgage LLC/Nationstar Capital Corp.†	7.875%	10/1/2020		4,920	5,122,950
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017		6,920	7,482,250
Provident Funding Associates LP/PFG Finance Corp.†	10.125%	2/15/2019		4,445	4,689,475
Springleaf Finance Corp.	5.40%	12/1/2015		4,880	4,587,200

Total					72,711,979

Consumer Products 1.47%
Elizabeth Arden, Inc.	7.375%	3/15/2021		11,125	12,432,187
FGI Operating Co. LLC/FGI Finance, Inc.†	7.875%	5/1/2020		4,825	5,283,375
Prestige Brands, Inc.	8.125%	2/1/2020		5,200	5,863,000
Scotts Miracle-Gro Co. (The)	6.625%	12/15/2020		6,615	7,193,813
Spectrum Brands Escrow Corp.†	6.375%	11/15/2020		1,025	1,066,000
Spectrum Brands Escrow Corp.†	6.625%	11/15/2022		1,750	1,837,500

Total					33,675,875

56	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Diversified Capital Goods 0.83%
Actuant Corp.	5.625%	6/15/2022	$2,500	$2,587,500
Amsted Industries, Inc.†	8.125%	3/15/2018	2,500	2,675,000
Anixter, Inc.	5.625%	5/1/2019	4,040	4,252,100
Dynacast International LLC/Dynacast Finance, Inc.	9.25%	7/15/2019	5,775	6,208,125
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	3,100	3,193,000

Total				18,915,725

Electric: Distribution/Transportation 0.04%
Cia de Transporte de Energia Electrica en Alta Tension Transener SA (Argentina)†(a)	9.75%	8/15/2021	2,100	850,500

Electric: Generation 2.64%
Astoria Depositor Corp.†	8.144%	5/1/2021	2,905	2,759,750
Calpine Corp.†	7.50%	2/15/2021	6,242	6,928,620
DPL, Inc.	7.25%	10/15/2021	6,290	6,667,400
Elwood Energy LLC	8.159%	7/5/2026	6,278	6,498,108
Energy Future Holdings Corp.	10.00%	1/15/2020	9,165	9,783,638
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†	11.75%	3/1/2022	6,530	6,676,925
GenOn Energy, Inc.	9.875%	10/15/2020	6,900	7,848,750
NRG Energy, Inc.	7.875%	5/15/2021	3,975	4,412,250
Red Oak Power LLC	8.54%	11/30/2019	5,774	6,293,343
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.†	11.50%	10/1/2020	3,300	2,458,500

Total				60,327,284

Electric: Integrated 0.47%
EDP Finance BV (Netherlands)†(a)	4.90%	10/1/2019	4,450	4,372,196
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.	10.875%	6/1/2016	5,713	6,334,289

Total				10,706,485

Electronics 0.81%
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	5,238	5,663,587
NXP BV LLC (Netherlands)†(a)	9.75%	8/1/2018	4,015	4,667,438
Sensata Technologies BV (Netherlands)†(a)	6.50%	5/15/2019	3,400	3,604,000
ViaSat, Inc.	6.875%	6/15/2020	4,375	4,528,125

Total				18,463,150

See Notes to Financial Statements.	57

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Energy: Exploration & Production 7.98%
Afren plc (United Kingdom)†(a)	10.25%	4/8/2019	$3,450	$4,036,500
Afren plc (United Kingdom)†(a)	11.50%	2/1/2016	6,400	7,472,000
Antero Resources Finance Corp.†	6.00%	12/1/2020	2,975	2,989,875
Antero Resources Finance Corp.	7.25%	8/1/2019	2,025	2,197,125
BreitBurn Energy Partners LP/BreitBurn Finance Corp.†	7.875%	4/15/2022	3,900	4,026,750
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	3,850	3,927,000
Chaparral Energy, Inc.	8.25%	9/1/2021	6,230	6,728,400
Concho Resources, Inc.	5.50%	4/1/2023	3,150	3,276,000
Concho Resources, Inc.	7.00%	1/15/2021	9,950	11,019,625
Continental Resources, Inc.	5.00%	9/15/2022	6,500	6,922,500
CrownRock LP/CrownRock Finance, Inc.†	10.00%	8/15/2016	4,100	4,325,500
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	5,665	6,118,200
Goodrich Petroleum Corp.	8.875%	3/15/2019	2,925	2,771,438
Halcon Resources Corp.†	8.875%	5/15/2021	2,000	2,075,000
Halcon Resources Corp.†	9.75%	7/15/2020	4,325	4,606,125
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	6,990	7,654,050
Laredo Petroleum, Inc.	7.375%	5/1/2022	4,100	4,458,750
Legacy Reserves LP/Finance Corp.†(e)	8.00%	12/1/2020	8,250	8,291,250
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	500	521,250
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	13,665	14,331,169
Newfield Exploration Co.	5.625%	7/1/2024	1,280	1,372,800
Oasis Petroleum, Inc.	6.50%	11/1/2021	7,500	7,931,250
Oasis Petroleum, Inc.	7.25%	2/1/2019	7,675	8,212,250
PDC Energy, Inc.†	7.75%	10/15/2022	5,375	5,455,625
Plains Exploration & Production Co.	6.125%	6/15/2019	1,600	1,636,000
Plains Exploration & Production Co.	6.50%	11/15/2020	2,825	2,885,031
Plains Exploration & Production Co.	6.875%	2/15/2023	2,800	2,887,500
QEP Resources, Inc.	6.80%	3/1/2020	2,000	2,225,000
QEP Resources, Inc.	6.875%	3/1/2021	2,600	2,996,500
Range Resources Corp.	5.00%	8/15/2022	3,425	3,587,687
Rosetta Resources, Inc.	9.50%	4/15/2018	3,000	3,322,500
Samson Investment Co.†	9.75%	2/15/2020	5,160	5,482,500
SM Energy Co.	6.50%	11/15/2021	8,225	8,718,500
Stone Energy Corp.	7.50%	11/15/2022	9,400	9,635,000
Swift Energy Co.†	7.875%	3/1/2022	1,750	1,820,000
Swift Energy Co.	7.875%	3/1/2022	5,250	5,460,000
Swift Energy Co.	8.875%	1/15/2020	890	961,200

Total				182,337,850

58	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Environmental 0.65%
ADS Waste Holdings, Inc.†	8.25%	10/1/2020	$1,295	$1,356,513
Casella Waste Systems, Inc.	7.75%	2/15/2019	1,575	1,523,813
Clean Harbors, Inc.	5.25%	8/1/2020	6,275	6,478,937
Covanta Holding Corp.	7.25%	12/1/2020	4,875	5,395,172

Total				14,754,435

Food & Drug Retailers 0.59%
American Stores Co.	7.90%	5/1/2017	4,475	4,184,125
Rite Aid Corp.	7.70%	2/15/2027	3,300	2,607,000
Rite Aid Corp.	9.25%	3/15/2020	3,250	3,331,250
Rite Aid Corp.	10.25%	10/15/2019	2,930	3,325,550

Total				13,447,925

Food: Wholesale 2.11%
Bumble Bee Acquisition Corp.†(e)	9.00%	12/15/2017	3,516	3,726,960
Camposol SA (Peru)†(a)	9.875%	2/2/2017	4,900	5,439,000
CFG Investment SAC (Peru)†(a)	9.75%	7/30/2019	6,250	5,201,875
Dean Foods Co.	9.75%	12/15/2018	3,900	4,416,750
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.†	9.875%	2/1/2020	5,315	5,447,875
Land O’Lakes Capital Trust I†	7.45%	3/15/2028	4,446	4,368,195
Minerva Luxembourg SA (Luxembourg)†(a)	12.25%	2/10/2022	3,475	4,126,563
Post Holdings, Inc.†	7.375%	2/15/2022	2,955	3,172,931
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	4,625	4,763,750
Southern States Cooperative, Inc.†	11.25%	5/15/2015	4,275	4,467,375
Viskase Cos., Inc.†	9.875%	1/15/2018	2,900	3,001,500

Total				48,132,774

Forestry/Paper 1.78%
Ainsworth Lumber Co. Ltd. (Canada)†(a)	7.50%	12/15/2017	4,925	5,091,219
Appleton Papers, Inc.	11.25%	12/15/2015	850	909,500
Boise Cascade LLC/Boise Cascade Finance Corp.†	6.375%	11/1/2020	4,425	4,502,438
Cascades, Inc. (Canada)(a)	7.875%	1/15/2020	2,705	2,867,300
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	7,745	8,151,612
Louisiana-Pacific Corp.	7.50%	6/1/2020	4,150	4,648,000
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	3,560	3,132,800
PH Glatfelter Co.†	5.375%	10/15/2020	1,350	1,387,125
Tembec Industries, Inc. (Canada)(a)	11.25%	12/15/2018	9,414	9,955,305

Total				40,645,299

See Notes to Financial Statements.	59

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Gaming 3.76%
CCM Merger, Inc.†	9.125%		5/1/2019	$5,200	$5,226,000
Chester Downs & Marina LLC†	9.25%		2/1/2020	5,050	5,012,125
CityCenter Holdings LLC/CityCenter Finance Corp. PIK	10.75%		1/15/2017	5,299	5,497,320
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%		7/1/2019	8,000	8,760,000
Eldorado Resorts LLC/Eldorado Capital Corp.†	8.625%		6/15/2019	3,670	3,578,250
Graton Economic Development Authority†	9.625%		9/1/2019	5,195	5,571,637
Marina District Finance Co., Inc.	9.50%		10/15/2015	4,495	4,371,388
Mohegan Tribal Gaming Authority†	10.50%		12/15/2016	1,400	1,337,000
Mohegan Tribal Gaming Authority†	11.50%		11/1/2017	7,110	7,572,150
MTR Gaming Group, Inc.	11.50%		8/1/2019	3,275	3,455,125
River Rock Entertainment Authority (The)	9.00%		11/1/2018	814	514,855
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%		6/15/2019	3,000	3,232,500
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%		9/1/2018	9,705	11,112,225
Shingle Springs Tribal Gaming Authority†	9.375%		6/15/2015	3,275	3,184,938
Snoqualmie Entertainment Authority†	4.476%	#	2/1/2014	5,445	5,417,775
Sugarhouse HSP Gaming Prop. Mezz. LP/ Sugarhouse HSP Gaming Finance Corp.†	8.625%		4/15/2016	7,175	7,704,156
Yonkers Racing Corp.†	11.375%		7/15/2016	4,125	4,465,312

Total					86,012,756

Gas Distribution 2.73%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.†	6.625%		10/1/2020	3,275	3,422,375
El Paso Corp.	7.75%		1/15/2032	6,799	8,011,330
El Paso Corp.	8.05%		10/15/2030	9,460	11,053,310
Enterprise Products Operating LLC(i)	7.034%		1/15/2068	2,150	2,426,757
Genesis Energy LP/Genesis Energy Finance Corp.	7.875%		12/15/2018	5,385	5,748,487
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%		10/1/2020	4,385	4,609,731
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.50%		3/1/2020	4,560	4,810,800
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	5,000	5,590,145
Inergy Midstream LP/Finance Corp.†(e)	6.00%		12/15/2020	1,775	1,810,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	5.50%		2/15/2023	3,100	3,278,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25%		6/15/2022	3,095	3,381,287

60	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Gas Distribution (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023		$2,450	$2,584,750

Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018		590	643,100
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.875%	10/1/2020		4,855	5,073,475

Total					62,444,297

Health Facilities 3.21%
Amsurg Corp.†	5.625%	11/30/2020		9,675	9,820,125
Capella Healthcare, Inc.	9.25%	7/1/2017		7,225	7,748,812
Community Health Systems, Inc.	5.125%	8/15/2018		2,975	3,138,625
Community Health Systems, Inc.	8.00%	11/15/2019		7,150	7,820,312
DaVita, Inc.	5.75%	8/15/2022		5,500	5,775,000
HCA, Inc.	5.875%	5/1/2023		3,285	3,408,188
HCA, Inc.	6.50%	2/15/2020		11,700	13,162,500
HCA, Inc.	8.36%	4/15/2024		281	296,455
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019		3,800	3,610,000
MPT Operating Partnership LP/MPT Finance Corp.	6.375%	2/15/2022		3,625	3,806,250
MPT Operating Partnership LP/MPT Finance Corp.	6.875%	5/1/2021		2,950	3,215,500
National Mentor Holdings, Inc.†	12.50%	2/15/2018		3,300	3,399,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018		2,450	2,557,188
VWR Funding, Inc.†	7.25%	9/15/2017		5,500	5,706,250

Total					73,464,205

Health Services 0.91%
Catalent Pharma Solutions, Inc.(d)	9.75%	4/15/2017	EUR	6,900	9,265,449
Exam Works Group, Inc.	9.00%	7/15/2019		$3,950	4,206,750
STHI Holding Corp.†	8.00%	3/15/2018		3,920	4,282,600
Truven Health Analytics, Inc.†	10.625%	6/1/2020		2,950	3,171,250

Total					20,926,049

Hotels 0.10%
Host Hotels & Resorts LP	4.75%	3/1/2023		2,175	2,316,375

Household & Leisure Products 0.17%
American Standard Americas†	10.75%	1/15/2016		3,925	3,831,781

Insurance Brokerage 0.18%
HUB International Ltd.†	8.125%	10/15/2018		4,025	4,196,063

See Notes to Financial Statements.	61

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Integrated Energy 0.26%
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	$6,428	$2,448,849
First Wind Capital LLC†	10.25%	6/1/2018	3,475	3,561,875

Total				6,010,724

Investments & Miscellaneous Financial Services 0.57%
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(a)	6.50%	5/30/2021	4,270	4,371,869
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	1,450	1,518,875
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	3,625	3,797,188
Nuveen Investments, Inc.	5.50%	9/15/2015	3,495	3,337,725

Total				13,025,657

Leisure 0.89%
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	6,260	6,651,250
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	4,900	5,157,250
Seven Seas Cruises S. de R.L. LLC	9.125%	5/15/2019	6,180	6,458,100
Viking Cruises Ltd.†	8.50%	10/15/2022	2,025	2,156,625

Total				20,423,225

Life Insurance 0.44%
CNO Financial Group, Inc.†	6.375%	10/1/2020	5,150	5,407,500
Prudential Financial, Inc.(j)	5.875%	9/15/2042	3,575	3,668,844
StanCorp Financial Group, Inc.	6.90%	6/1/2067	900	895,500

Total				9,971,844

Machinery 1.11%
Cleaver-Brooks, Inc.†	12.25%	5/1/2016	5,075	5,614,219
Columbus McKinnon Corp.	7.875%	2/1/2019	6,150	6,611,250
Manitowoc Co., Inc. (The)	5.875%	10/15/2022	2,435	2,441,087
Mcron Finance Sub LLC/Mcron Finance Corp.†	8.375%	5/15/2019	5,595	5,762,850
Mirror PIK SA (Luxembourg)†(a)	9.00%	11/1/2016	4,875	4,948,125

Total				25,377,531

Media: Broadcast 1.07%
AMC Networks, Inc.	7.75%	7/15/2021	11,705	13,343,700
Clear Channel Communications, Inc.	5.50%	9/15/2014	4,865	4,548,775
Univision Communications, Inc.†	8.50%	5/15/2021	6,370	6,592,950

Total				24,485,425

62	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Media: Cable 4.16%
Bresnan Broadband Holdings LLC†	8.00%	12/15/2018		$4,350	$4,719,750
Cablevision Systems Corp.	5.875%	9/15/2022		7,320	7,210,200
CCO Holdings LLC/CCO Holdings Capital Corp.	7.375%	6/1/2020		4,025	4,497,938
DISH DBS Corp.	4.625%	7/15/2017		3,840	3,984,000
DISH DBS Corp.	5.875%	7/15/2022		10,610	11,419,012
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020		6,910	7,549,175
Mediacom Broadband LLC/Mediacom Broadband Corp.†	6.375%	4/1/2023		665	674,975
Nara Cable Funding Ltd. (Ireland)†(a)	8.875%	12/1/2018		2,400	2,304,000
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019		8,000	7,080,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)(e)	5.50%	1/15/2023		5,025	5,025,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH†(d)	5.50%	9/15/2022	EUR	6,000	7,803,305
UPCB Finance III Ltd.†	6.625%	7/1/2020		$7,000	7,542,500
UPCB Finance V Ltd.†	7.25%	11/15/2021		7,825	8,607,500
Virgin Media Finance plc (United Kingdom)(a)	4.875%	2/15/2022		4,875	5,033,437
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020		10,970	11,299,100
WideOpenWest Finance LLC/WideOpenWest Capital Corp.†	10.25%	7/15/2019		245	258,475

Total					95,008,367

Media: Diversified 0.19%
Block Communications, Inc.†	7.25%	2/1/2020		4,150	4,419,750

Media: Services 1.75%
Affinion Group, Inc.	7.875%	12/15/2018		3,775	3,038,875
Clear Channel Worldwide Holdings, Inc. Series A	7.625%	3/15/2020		925	897,250
Clear Channel Worldwide Holdings, Inc. Series B	7.625%	3/15/2020		6,040	5,949,400
Griffey Intermediate, Inc./Griffey Finance Sub LLC†	7.00%	10/15/2020		7,100	7,242,000
Logo Merger Sub Corp.†	8.375%	10/15/2020		5,155	5,258,100
MDC Partners, Inc.	11.00%	11/1/2016		8,240	9,084,600
WMG Acquisition Corp.†	6.25%	1/15/2021		2,000	2,607,604
WMG Acquisition Corp.	11.50%	10/1/2018		5,190	5,890,650

Total					39,968,479

See Notes to Financial Statements.	63

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Medical Products 0.70%
Biomet, Inc.†	6.50%	8/1/2020		$6,395	$6,706,756
Hologic, Inc.†	6.25%	8/1/2020		2,450	2,615,375
Kinetic Concepts, Inc./KCI USA, Inc.†	10.50%	11/1/2018		6,333	6,617,985

Total					15,940,116

Metals/Mining (Excluding Steel) 2.55%
Aleris International, Inc.†	7.875%	11/1/2020		4,900	4,857,125
Allied Nevada Gold Corp.†(d)	8.75%	6/1/2019	CAD	6,200	6,569,185
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018		$6,565	6,039,800
Arch Coal, Inc.†	9.875%	6/15/2019		3,275	3,315,938
Calcipar SA (Luxembourg)†(a)	6.875%	5/1/2018		4,375	4,396,875
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	8.50%	12/15/2019		1,540	1,678,600
Compass Minerals International, Inc.	8.00%	6/1/2019		3,950	4,266,000
Constellation Enterprises LLC†	10.625%	2/1/2016		3,475	3,709,562
IAMGOLD Corp. (Canada)†(a)	6.75%	10/1/2020		5,600	5,502,000
KGHM International Ltd. (Canada)†(a)	7.75%	6/15/2019		5,365	5,539,362
Mirabela Nickel Ltd. (Australia)†(a)	8.75%	4/15/2018		8,395	7,093,775
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022		2,125	2,180,781
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%	12/1/2018		3,245	3,253,113

Total					58,402,116

Oil Field Equipment & Services 1.97%
Atwood Oceanics, Inc.	6.50%	2/1/2020		2,920	3,131,700
BakerCorp International, Inc.	8.25%	6/1/2019		3,350	3,383,500
Bristow Group, Inc.	6.25%	10/15/2022		2,600	2,765,750
CCS, Inc. (Canada)†(a)	11.00%	11/15/2015		2,810	2,859,175
Dresser-Rand Group, Inc.	6.50%	5/1/2021		4,445	4,689,475
Global Geophysical Services, Inc.	10.50%	5/1/2017		1,430	1,319,175
Gulfmark Offshore, Inc.†	6.375%	3/15/2022		7,555	7,724,987
Hornbeck Offshore Services, Inc.	5.875%	4/1/2020		2,570	2,647,100
Oil States International, Inc.	6.50%	6/1/2019		5,950	6,351,625
Pacific Drilling V Ltd. (Luxembourg)†(a)	7.25%	12/1/2017		4,500	4,595,625
Unit Corp.	6.625%	5/15/2021		5,365	5,485,713

Total					44,953,825

64	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date		Principal Amount (000)		Fair Value

Oil Refining & Marketing 0.73%
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014			$4,755	$5,117,569
CVR Refining LLC/Coffeyville Finance, Inc.†	6.50%	11/1/2022			4,940	4,878,250
Northern Tier Energy LLC/Northern Tier Finance Corp.†	7.125%	11/15/2020			5,025	5,062,687
Tesoro Corp.	5.375%	10/1/2022			1,475	1,541,375

Total						16,599,881

Packaging 1.56%
AEP Industries, Inc.	8.25%	4/15/2019			3,350	3,584,500
BOE Merger Corp. PIK†	9.50%	11/1/2017			2,800	2,751,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA†	5.75%	10/15/2020			2,590	2,654,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	7.125%	4/15/2019			4,925	5,343,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.875%	8/15/2019			9,595	10,218,675
Sealed Air Corp.†	8.125%	9/15/2019			3,300	3,679,500
Sealed Air Corp.†	8.375%	9/15/2021			2,650	2,994,500
Tekni-Plex, Inc.†	9.75%	6/1/2019			4,000	4,340,000

Total						35,566,550

Pharmaceuticals 0.62%
Capsugel FinanceCo SCA†(d)	9.875%	8/1/2019		EUR	2,100	3,113,519
CFR International SpA (Chile)†(a)	5.125%	12/6/2022			$2,325	2,370,326
Mylan, Inc.†	7.875%	7/15/2020			3,385	4,015,456
Sky Growth Acquisition Corp.†	7.375%	10/15/2020			4,790	4,748,087

Total						14,247,388

Property & Casualty 0.80%
Liberty Mutual Group, Inc.†(k)	10.75%	6/15/2058			9,710	14,516,450
XL Group plc (Ireland)(a)	6.50%	–	(g)		4,195	3,821,645

Total						18,338,095

See Notes to Financial Statements.	65

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Railroads 0.88%
Florida East Coast Railway Corp.	8.125%	2/1/2017	$9,490	$10,094,988
Kansas City Southern de Mexico SA de CV (Mexico)(a)	6.125%	6/15/2021	1,275	1,440,750
Kansas City Southern de Mexico SA de CV (Mexico)(a)	6.625%	12/15/2020	7,650	8,682,750

Total				20,218,488

Real Estate Development & Management 0.24%
Realogy Corp.†	7.625%	1/15/2020	2,975	3,332,000
Realogy Corp.†	9.00%	1/15/2020	1,995	2,224,425

Total				5,556,425

Restaurants 0.87%
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	3,250	3,306,875
CKE Restaurants, Inc.	11.375%	7/15/2018	3,428	3,980,765
Dave & Buster’s Entertainment, Inc.†	Zero Coupon	2/15/2016	3,035	2,280,044
Dave & Buster’s, Inc.	11.00%	6/1/2018	1,355	1,520,987
DineEquity, Inc.	9.50%	10/30/2018	2,840	3,226,950
Fiesta Restaurant Group, Inc.	8.875%	8/15/2016	3,325	3,574,375
Roadhouse Financing, Inc.	10.75%	10/15/2017	2,100	1,979,250

Total				19,869,246

Software/Services 2.71%
Alliance Data Systems Corp.†	6.375%	4/1/2020	19,000	20,140,000
First Data Corp.†	7.375%	6/15/2019	4,875	5,033,438
First Data Corp.	12.625%	1/15/2021	12,390	13,102,425
Infor US, Inc.	9.375%	4/1/2019	4,600	5,152,000
Nuance Communications, Inc.†	5.375%	8/15/2020	2,500	2,587,500
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	7,320	7,832,400
SunGard Data Systems, Inc.†	6.625%	11/1/2019	7,815	8,010,375

Total				61,858,138

Specialty Retail 2.61%
Academy Ltd./Academy Finance Corp.†	9.25%	8/1/2019	3,690	4,086,675
Brown Shoe Co., Inc.	7.125%	5/15/2019	5,050	5,252,000
CDR DB Sub, Inc.†	7.75%	10/15/2020	7,575	7,499,250
Claire’s Stores, Inc.†	9.00%	3/15/2019	4,050	4,328,437
J. Crew Group, Inc.	8.125%	3/1/2019	9,855	10,397,025
Limited Brands, Inc.	5.625%	2/15/2022	4,000	4,340,000
Maestro Peru SA (Peru)†(a)	6.75%	9/26/2019	3,775	3,926,000

66	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Specialty Retail (continued)
Michaels Stores, Inc.†	7.75%	11/1/2018	$2,125	$2,313,594
Netflix, Inc.	8.50%	11/15/2017	5,212	5,622,445
Party City Holdings, Inc.†	8.875%	8/1/2020	2,150	2,289,750
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	7,065	7,877,475
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	1,625	1,669,688

Total				59,602,339

Steel Producers/Products 0.20%
Severstal Columbus LLC	10.25%	2/15/2018	4,470	4,682,325

Support: Services 2.91%
Abengoa Finance SAU (Spain)†(a)	8.875%	11/1/2017	4,700	4,206,500
American Residential Services LLC†	12.00%	4/15/2015	3,670	3,504,850
Brickman Group Holdings, Inc.†	9.125%	11/1/2018	3,025	3,115,750
Emdeon, Inc.	11.00%	12/31/2019	2,895	3,336,488
FTI Consulting, Inc.	6.75%	10/1/2020	3,875	4,136,562
H&E Equipment Services, Inc.†	7.00%	9/1/2022	3,050	3,233,000
HDTFS, Inc.†	5.875%	10/15/2020	3,825	3,968,437
Hertz Corp. (The)	7.375%	1/15/2021	2,600	2,840,500
Hertz Corp. (The)	7.50%	10/15/2018	2,000	2,200,000
Maxim Crane Works LP/Maxim Finance Corp.†	12.25%	4/15/2015	4,005	4,175,212
Monitronics International, Inc.	9.125%	4/1/2020	7,465	7,688,950
NES Rentals Holdings, Inc.†	12.25%	4/15/2015	3,500	3,596,250
Nord Anglia Education (UK) Holdings plc (United Kingdom)†(a)	10.25%	4/1/2017	3,660	4,026,000
Sotheby’s†	5.25%	10/1/2022	5,350	5,430,250
United Rentals North America, Inc.†	5.75%	7/15/2018	1,335	1,443,469
United Rentals North America, Inc.	6.125%	6/15/2023	1,655	1,704,650
United Rentals North America, Inc.†	7.375%	5/15/2020	7,315	8,019,069

Total				66,625,937

Telecommunications Equipment 0.32%
CommScope, Inc.†	8.25%	1/15/2019	3,525	3,851,063
CyrusOne LP/CyrusOne Finance Corp.†	6.375%	11/15/2022	3,275	3,406,000

Total				7,257,063

Telecommunications: Integrated/Services 2.51%
Cogent Communications Group, Inc.†	8.375%	2/15/2018	6,970	7,597,300
Consolidated Communications Finance Co.†	10.875%	6/1/2020	5,115	5,524,200
Dycom Investments, Inc.	7.125%	1/15/2021	4,110	4,356,600

See Notes to Financial Statements.	67

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Telecommunications: Integrated/Services (continued)
Dycom Investments, Inc.†(e)	7.125%	1/15/2021	$1,875	$1,960,556
Equinix, Inc.	7.00%	7/15/2021	4,000	4,415,000
Frontier Communications Corp.	9.25%	7/1/2021	4,300	5,041,750
Hughes Satellite Systems Corp.	6.50%	6/15/2019	3,675	3,969,000
Integra Telecom Holdings, Inc.†	10.75%	4/15/2016	4,825	4,993,875
Intelsat Bermuda Ltd. (Luxembourg) PIK(a)	11.50%	2/4/2017	15,446	16,450,495
Sable International Finance Ltd.†	8.75%	2/1/2020	2,700	3,105,000

Total				57,413,776

Telecommunications: Wireless 3.49%
Clearwire Communications LLC/Clearwire Finance, Inc.†	12.00%	12/1/2017	995	1,099,475
Clearwire Communications LLC/Clearwire Finance, Inc.†	14.75%	12/1/2016	5,380	6,725,000
Cricket Communications, Inc.	7.75%	10/15/2020	5,515	5,721,813
Digicel Group Ltd. (Jamaica)†(a)	10.50%	4/15/2018	6,925	7,686,750
MetroPCS Wireless, Inc.	6.625%	11/15/2020	6,150	6,526,688
NII Capital Corp.	7.625%	4/1/2021	4,680	3,252,600
SBA Telecommunications, Inc.†	5.75%	7/15/2020	3,125	3,277,344
Sprint Nextel Corp.	7.00%	8/15/2020	9,425	10,190,781
Sprint Nextel Corp.†	9.00%	11/15/2018	12,775	15,777,125
Syniverse Holdings, Inc.	9.125%	1/15/2019	4,180	4,483,050
Telemovil Finance Co., Ltd. (El Salvador)†(a)	8.00%	10/1/2017	3,996	4,263,332
Wind Acquisition Finance SA (Italy)†(a)	7.25%	2/15/2018	2,625	2,606,875
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	7,915	8,132,662

Total				79,743,495

Theaters & Entertainment 0.21%
Live Nation Entertainment, Inc.†	8.125%	5/15/2018	1,775	1,925,875
Production Resource Group LLC	8.875%	5/1/2019	4,095	2,938,163

Total				4,864,038

Transportation (Excluding Air/Rail) 0.19%
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	4,070	4,375,250

Total High Yield Corporate Bonds (cost $1,818,956,095)				1,887,932,679

68	See Notes to Financial Statements.

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.13%
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AJ	5.273%		12/11/2038	$11,800	$11,176,600
Credit Suisse Mortgage Capital Certificates 2008-C1 AM†	6.052%	#	2/15/2041	5,500	5,647,766
GS Mortgage Securities Corp. II 2006-GG8 AJ	5.622%		11/10/2039	5,000	4,478,872
LB-UBS Commercial Mortgage Trust 2006-C4 AJ	5.885%	#	6/15/2038	5,000	4,565,445
Merrill Lynch Mortgage Trust 2005-CKI1 B	5.263%	#	11/12/2037	4,500	4,275,556
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–1 AJ	5.851%	#	2/12/2039	4,000	3,689,098
Morgan Stanley Capital I 2007-IQ16 AJ	6.145%	#	12/12/2049	8,300	7,797,626
Morgan Stanley Capital I 2007-IQ16 AJFL	1.664%	#	12/12/2049	3,500	2,588,007
UBS Commercial Mortgage Trust 2012-C1 D†	5.536%	#	5/10/2045	5,000	4,566,607

Total Non-Agency Commercial Mortgage-Backed Securities (cost $43,777,538)					48,785,577

	Dividend Rate			Shares (000)

PREFERRED STOCKS 1.20%

Banking
Abbey National Capital Trust I	8.963%			650	728,000
GMAC Capital Trust I	8.125%			192	5,011,707
LBG Capital No.1 plc†	8.00%			13,000	13,357,500
Texas Capital Bancshares, Inc.	6.50%			325	8,251,750

Total Preferred Stocks (cost $24,130,785)					27,348,957

	Exercise Price		Expiration Date

WARRANT 0.01%

Auto Parts & Equipment
Cooper-Standard Holdings, Inc.* (cost $123,345)	$27.33		11/27/2017	13	148,660

Total Long-Term Investments (cost $2,189,429,355)					2,273,469,159

See Notes to Financial Statements.	69

Schedule of Investments (continued)
HIGH YIELD FUND November 30, 2012

Investments	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENT 1.06%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $23,665,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013; value: $24,704,154; proceeds: $24,217,288 (cost $24,217,268)	$24,217	$24,217,268

Total Investments in Securities 100.51% (cost $2,213,646,623)		2,297,686,427

Liabilities in Excess of Cash and Other Assets(m) (0.51%)		(11,648,279)

Net Assets 100.00%		$2,286,038,148

CAD	Canadian dollar.
CHF	Swiss franc.
EUR	euro.
MXN	Mexican peso.
PIK	Payment-in-kind.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2012.

(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Stub Rights issued in connection with a plan of reorganization.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Defaulted security.
(i)

Debenture pays interest at an annual fixed rate of 7.034% through January 15, 2018. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.68% until January 15, 2068. This debenture is subject to full redemption at the option of the issuer any time prior to January 15, 2018.

(j)

Debenture pays interest at an annual fixed rate of 5.875% through September 15, 2022. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 4.175% through September 15, 2042. This debenture is subject to full redemption at the option of the issuer any time prior to September 15, 2022.

(k)

Debenture pays interest at an annual fixed rate of 10.75% through June 15, 2038. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 7.12% through June 15, 2058. This debenture is subject to full redemption at the option of the issuer any time prior to June 15, 2038.

(l)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(p). Total Floating Rate Loans included in Level 3 amounted to $38,884,594.

70	See Notes to Financial Statements.

Schedule of Investments (concluded)
HIGH YIELD FUND November 30, 2012

(m)	Liabilities in Excess of Cash and Other Assets include net unrealized depreciation on forward foreign currency exchange contracts, as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

euro	Buy	J.P. Morgan	12/20/2012	3,542,000	$4,516,100	$4,607,355	$ 91,255
euro	Buy	J.P. Morgan	12/20/2012	1,615,000	2,055,562	2,100,756	45,194
euro	Buy	J.P. Morgan	12/20/2012	1,991,000	2,549,380	2,589,849	40,469
euro	Sell	J.P. Morgan	12/20/2012	1,885,000	2,463,544	2,451,966	11,578
euro	Sell	J.P. Morgan	12/20/2012	3,250,000	4,239,752	4,227,528	12,224

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$200,720

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

euro	Sell	J.P. Morgan	12/20/2012	5,007,000	$6,476,009	$6,512,995	$ (36,986)
euro	Sell	J.P. Morgan	12/20/2012	3,113,000	4,040,151	4,049,322	(9,171)
euro	Sell	UBS AG	12/20/2012	1,352,690	1,745,174	1,759,550	(14,376)
euro	Sell	Goldman Sachs	2/13/2013	40,176,000	51,275,424	52,288,650	(1,013,226)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,073,759)

See Notes to Financial Statements.	71

Schedule of Investments
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 106.37%

ASSET-BACKED SECURITIES 9.37%

Automobiles 4.20%
Ally Auto Receivables Trust 2010–4 A3	0.91%	11/17/2014	$2,164	$2,168,402
Ally Auto Receivables Trust 2011–4 A2	0.65%	3/17/2014	1,007	1,006,974
Ally Auto Receivables Trust 2012–1 A2	0.71%	9/15/2014	1,562	1,564,266
Ally Auto Receivables Trust 2012–2 A2	0.56%	10/15/2014	6,569	6,574,145
AmeriCredit Automobile Receivables Trust 2011–2 A2	0.90%	9/8/2014	223	223,576
AmeriCredit Automobile Receivables Trust 2011–3 A2	0.84%	11/10/2014	475	475,824
AmeriCredit Automobile Receivables Trust 2011–4 A2	0.92%	3/9/2015	763	764,267
AmeriCredit Automobile Receivables Trust 2011–5 A2	1.19%	8/8/2015	1,094	1,097,832
AmeriCredit Automobile Receivables Trust 2012–1 A2	0.91%	10/8/2015	5,228	5,242,207
AmeriCredit Automobile Receivables Trust 2012–3 A2	0.71%	12/8/2015	3,640	3,646,585
AmeriCredit Automobile Receivables Trust 2012–4 A2	0.49%	4/8/2016	6,945	6,948,573
Bank of America Auto Trust 2012–1 A2	0.59%	11/17/2014	3,232	3,234,654
BMW Vehicle Lease Trust 2011–1 A3	1.06%	2/20/2014	6,587	6,606,458
CarMax Auto Owner Trust 2011–2 A2	0.68%	9/15/2014	1,496	1,497,584
CarMax Auto Owner Trust 2011–3 A2	0.70%	11/17/2014	4,771	4,777,129
CarMax Auto Owner Trust 2012–1 A2	0.59%	3/16/2015	1,973	1,975,694
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	1,017	1,017,681
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	2,298	2,299,876
Huntington Auto Trust 2012–1 A2	0.54%	11/17/2014	3,919	3,921,812
Hyundai Auto Lease Securitization Trust 2011-A A2†	0.69%	11/15/2013	133	133,417
Hyundai Auto Receivables Trust 2010-B A3	0.97%	4/15/2015	2,199	2,205,811
Mercedes-Benz Auto Lease Trust 2011-B A2†	0.90%	1/15/2014	1,629	1,630,927
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%	4/15/2014	2,472	2,474,628
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%	10/15/2014	1,931	1,932,464
Santander Drive Auto Receivables Trust 2010-A A3†	1.83%	11/17/2014	1,172	1,179,836
Santander Drive Auto Receivables Trust 2011–1 A2	0.94%	2/18/2014	375	375,557

72	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Automobiles (continued)
Santander Drive Auto Receivables Trust 2011–2 A2	1.04%		4/15/2014	$2,261	$2,262,686
Santander Drive Auto Receivables Trust 2012–1 A2	1.25%		4/15/2015	5,483	5,507,145
Santander Drive Auto Receivables Trust 2012–2 A2	0.91%		5/15/2015	5,957	5,973,483
Santander Drive Auto Receivables Trust 2012–3 A2	0.83%		4/15/2015	3,682	3,690,522
Santander Drive Auto Receivables Trust 2012–4 A2	0.79%		8/17/2015	2,780	2,785,920
Volkswagen Auto Lease Trust 2011-A A2	1.00%		2/20/2014	4,057	4,064,257

Total					89,260,192

Credit Cards 3.75%
Bank One Issuance Trust 2003-A4	0.458%	#	1/15/2016	2,500	2,502,880
Bank One Issuance Trust 2003-A8	0.458%	#	5/16/2016	2,865	2,870,071
Capital One Multi-Asset Execution Trust 2006-A5	0.268%	#	1/15/2016	1,226	1,225,879
Capital One Multi-Asset Execution Trust 2008-A3	5.05%		2/15/2016	2,600	2,646,631
Chase Issuance Trust 2008-A4	4.65%		3/15/2015	4,800	4,861,246
Chase Issuance Trust 2011-A1	0.398%	#	3/16/2015	5,775	5,778,846
Citibank Credit Card Issuance Trust 2002-A10	0.458%	#	12/17/2014	1,000	1,000,123
Citibank Credit Card Issuance Trust 2008-A5	4.85%		4/22/2015	2,320	2,362,036
Citibank Credit Card Issuance Trust 2009-A5	2.25%		12/23/2014	2,285	2,287,798
Citibank Omni Master Trust 2009-A14A†	2.958%	#	8/15/2018	5,400	5,629,111
Discover Card Master Trust 2008-A4	5.65%		12/15/2015	5,355	5,509,294
Discover Card Master Trust 2010-A1	0.858%	#	9/15/2015	550	550,875
Discover Card Master Trust 2011-A2	0.418%	#	11/16/2015	1,400	1,401,225
Discover Card Master Trust I 2005–4 A2	0.298%	#	6/16/2015	8,000	8,000,156
Discover Card Master Trust I 2006–2 A3	0.288%	#	1/19/2016	2,735	2,736,209
GE Capital Credit Card Master Note Trust 2010–3 A	2.21%		6/15/2016	6,714	6,779,592
MBNA Credit Card Master Note Trust 2005-A10	0.268%	#	11/16/2015	780	780,172
MBNA Credit Card Master Note Trust 2006-A2	0.268%	#	6/15/2015	4,733	4,733,012
MBNA Credit Card Master Note Trust 2006-A5	0.268%	#	10/15/2015	8,000	7,997,356
World Financial Network Credit Card Master Trust 2006-A†	0.338%	#	2/15/2017	7,000	6,998,932
World Financial Network Credit Card Master Trust 2009-D A	4.66%		5/15/2017	3,105	3,185,047

Total					79,836,491

See Notes to Financial Statements.	73

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Home Equity 0.02%
Bear Stearns Asset Backed Securities Trust 2007-HE3 1A1	0.328%	#	4/25/2037	$393	$389,507

Other 1.40%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.538%	#	6/25/2035	928	922,012
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A1†	1.34%		10/15/2043	2,470	2,482,473
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A2†	1.99%		10/15/2045	2,680	2,711,934
Illinois Student Assistance Commission 2010–1 A2	1.365%	#	4/25/2022	1,421	1,439,234
Saxon Asset Securities Trust 2006–3 A2	0.318%	#	10/25/2046	478	474,896
SLM Student Loan Trust 2006–2 A5(a)	0.425%	#	7/25/2025	2,045	1,980,699
SLM Student Loan Trust 2008–4 A4	1.965%	#	7/25/2022	1,100	1,156,822
SLM Student Loan Trust 2008–5 A4(a)	2.015%	#	7/25/2023	10,155	10,724,767
SLM Student Loan Trust 2010-C A1†	1.858%	#	12/15/2017	1,430	1,433,090
SLM Student Loan Trust 2011–1 A2	1.358%	#	10/25/2034	2,500	2,576,837
SLM Student Loan Trust 2011-B A1†	1.058%	#	12/16/2024	2,028	2,033,567
SLM Student Loan Trust 2012-C A1†	1.308%	#	8/15/2023	1,919	1,932,978

Total					29,869,309

Total Asset-Backed Securities (cost $199,332,463)					199,355,499

CORPORATE BONDS 79.38%

Advertising 0.06%
Griffey Intermediate, Inc./Griffey Finance Sub LLC†	7.00%		10/15/2020	1,250	1,275,000

Aerospace/Defense 0.06%
Embraer SA (Brazil)(b)	5.15%		6/15/2022	1,175	1,277,813

Air Transportation 0.20%
Bristow Group, Inc.	6.25%		10/15/2022	1,000	1,063,750
US Airways 2012–2 Class A Pass Through Trust	4.625%		6/3/2025	3,000	3,078,750

Total					4,142,500

Aluminum 0.26%
Alcoa, Inc.	5.72%		2/23/2019	5,000	5,465,715

Apparel 0.21%
PVH Corp.	7.75%		11/15/2023	3,858	4,494,153

74	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Auto Parts: Original Equipment 0.60%
BorgWarner, Inc.	8.00%	10/1/2019	$3,978	$4,875,321
Delphi Corp.	6.125%	5/15/2021	2,648	2,939,280
Hertz Corp. (The)	7.50%	10/15/2018	3,000	3,300,000
International Automotive Components
Group SA (Luxembourg)†(b)	9.125%	6/1/2018	1,375	1,285,625
Stanadyne Holdings, Inc.	12.00%	2/15/2015	500	332,500

Total				12,732,726

Auto: Replacement Parts 0.02%
PEP Boys-Manny Moe & Jack	7.50%	12/15/2014	375	375,941

Auto: Trucks & Parts 0.09%
Commercial Vehicle Group, Inc.	7.875%	4/15/2019	1,925	1,886,500

Automotive 0.95%
Ford Motor Co.	6.375%	2/1/2029	7,250	7,967,090
Ford Motor Co.	6.625%	10/1/2028	950	1,078,498
Ford Motor Co.	7.45%	7/16/2031	8,850	11,151,000

Total				20,196,588

Banks: Diversified 3.91%
Associated Banc-Corp	1.875%	3/12/2014	2,750	2,751,270
Banco Bradesco SA†	5.75%	3/1/2022	970	1,040,325
Banco Bradesco SA†	5.90%	1/16/2021	400	433,000
Banco del Estado de Chile (Chile)†(b)	3.875%	2/8/2022	700	747,892
Banco do Brasil SA	3.875%	10/10/2022	670	673,015
BanColombia SA (Colombia)(b)	5.125%	9/11/2022	850	886,125
Citigroup, Inc.	6.125%	5/15/2018	327	391,806
Citigroup, Inc.	8.50%	5/22/2019	11,234	15,050,268
Discover Bank	8.70%	11/18/2019	2,549	3,382,750
Finansbank AS (Turkey)†(b)	5.50%	5/11/2016	300	303,750
First Citizens St. Lucia Ltd. (Saint Lucia)†(b)	4.903%	2/9/2016	400	423,066
Goldman Sachs Group, Inc. (The)	7.50%	2/15/2019	20,072	25,231,287
HBOS plc (United Kingdom)†(b)	6.75%	5/21/2018	3,500	3,736,250
Industrial Senior Trust†	5.50%	11/1/2022	700	703,500
Itau Unibanco Holding SA (Brazil)†(b)	5.125%	5/13/2023	1,000	1,017,500
Itau Unibanco Holding SA (Brazil)†(b)	6.20%	4/15/2020	600	657,000
JPMorgan Chase & Co.	4.35%	8/15/2021	6,282	7,053,844
JPMorgan Chase & Co.	6.30%	4/23/2019	484	598,929
Morgan Stanley	5.55%	4/27/2017	1,500	1,661,023

See Notes to Financial Statements.	75

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Morgan Stanley	5.75%	1/25/2021	$500	$572,161
Morgan Stanley	6.25%	8/28/2017	1,854	2,090,181
Nordea Bank AB (Sweden)†(b)	4.25%	9/21/2022	3,900	3,936,871
PKO Finance AB (Sweden)†(b)	4.63%	9/26/2022	2,400	2,478,000
Provident Funding Associates LP/PFG Finance Corp.†	10.125%	2/15/2019	620	654,100
Regions Financial Corp.	7.75%	11/10/2014	1,150	1,270,750
Royal Bank of Scotland Group plc (United Kingdom)(b)(c)	6.125%	12/15/2022	1,800	1,852,783
Sberbank of Russia via SB Capital SA (Luxembourg)†(b)	5.125%	10/29/2022	1,975	2,001,860
Synovus Financial Corp.	7.875%	2/15/2019	1,125	1,243,125
Vietnam Joint Stock Commercial Bank for Industry & Trade (Vietnam)†(b)	8.00%	5/17/2017	350	342,125

Total				83,184,556

Banks: Money Center 1.10%
BBVA Banco Continental SA (Peru)†(b)	5.00%	8/26/2022	450	485,460
Export-Import Bank of Korea (South Korea)(b)	3.75%	10/20/2016	1,000	1,085,339
Huntington Bancshares, Inc.	7.00%	12/15/2020	5,350	6,532,778
SVB Financial Group	5.375%	9/15/2020	6,200	7,050,336
Zions Bancorporation	4.00%	6/20/2016	1,000	1,023,945
Zions Bancorporation	4.50%	3/27/2017	4,150	4,362,401
Zions Bancorporation	7.75%	9/23/2014	2,500	2,746,938

Total				23,287,197

Beverages 1.19%
Ajecorp BV (Netherlands)†(b)	6.50%	5/14/2022	500	542,500
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)†(b)	3.375%	11/1/2022	1,000	997,500
Beam, Inc.	5.875%	1/15/2036	5,880	6,972,498
Central American Bottling Corp.†	6.75%	2/9/2022	500	547,500
Constellation Brands, Inc.	4.625%	3/1/2023	3,000	3,105,000
Cott Beverages, Inc.	8.375%	11/15/2017	1,000	1,092,500
Pernod Ricard SA (France)†(b)	5.75%	4/7/2021	10,060	12,020,805

Total				25,278,303

Biotechnology Research & Production 0.56%
Amgen, Inc.	5.65%	6/15/2042	6,000	7,306,974
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	4,250	4,621,837

Total				11,928,811

76	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Broadcasting 0.45%
Cox Communications, Inc.†	3.25%	12/15/2022	$3,150	$3,195,574
Cox Communications, Inc.†	6.45%	12/1/2036	5,097	6,427,954

Total				9,623,528

Brokers 0.76%
E*Trade Financial Corp.	6.75%	6/1/2016	550	580,250
Raymond James Financial, Inc.	8.60%	8/15/2019	12,250	15,603,303

Total				16,183,553

Building Materials 1.40%
Building Materials Corp. of America†	7.00%	2/15/2020	3,400	3,723,000
Cemex Finance LLC†	9.375%	10/12/2022	1,250	1,353,125
Cimento Tupi SA (Brazil)†(b)	9.75%	5/11/2018	465	489,413
Nortek, Inc.	8.50%	4/15/2021	450	491,625
Owens Corning, Inc.	4.20%	12/15/2022	3,100	3,149,265
Owens Corning, Inc.	9.00%	6/15/2019	9,500	11,998,557
Rearden G. Holdings EINS GmbH (Germany)†(b)	7.875%	3/30/2020	2,400	2,616,000
Voto-Votorantim Ltd.†	6.75%	4/5/2021	2,200	2,587,750
Votorantim Cimentos SA (Brazil)†(b)	7.25%	4/5/2041	2,300	2,547,250
Votorantim Overseas IV†	7.75%	6/24/2020	600	735,000

Total				29,690,985

Business Services 0.87%
Alliance Data Systems Corp.†	5.25%	12/1/2017	1,500	1,522,500
Alliance Data Systems Corp.†	6.375%	4/1/2020	600	636,000
Expedia, Inc.	5.95%	8/15/2020	2,900	3,170,512
Expedia, Inc.	7.456%	8/15/2018	4,000	4,787,904
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	750	806,250
Iron Mountain, Inc.	8.00%	6/15/2020	240	254,700
Monitronics International, Inc.	9.125%	4/1/2020	800	824,000
Nord Anglia Education (UK) Holdings plc
(United Kingdom)†(b)	10.25%	4/1/2017	650	715,000
Rensselaer Polytechnic Institute	5.60%	9/1/2020	1,475	1,723,049
Verisk Analytics, Inc.	4.125%	9/12/2022	1,825	1,878,807
Verisk Analytics, Inc.	4.875%	1/15/2019	1,000	1,081,829
Verisk Analytics, Inc.	5.80%	5/1/2021	1,000	1,134,174

Total				18,534,725

See Notes to Financial Statements.	77

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Cable Services 2.22%
Cablevision Systems Corp.	5.875%	9/15/2022	$2,500	$2,462,500
Comcast Corp.	6.95%	8/15/2037	11,095	15,111,434
Comcast Corp.	7.05%	3/15/2033	1,040	1,418,273
Historic TW, Inc.	9.15%	2/1/2023	4,076	5,994,019
TCI Communications, Inc.	7.875%	2/15/2026	1,900	2,739,259
Time Warner Cable, Inc.	6.55%	5/1/2037	3,600	4,502,880
Time Warner Cable, Inc.	7.30%	7/1/2038	11,250	15,070,781

Total				47,299,146

Capital Goods 0.04%
Sequa Corp.†	11.75%	12/1/2015	850	881,875

Chemicals 3.01%
Airgas, Inc.	2.90%	11/15/2022	2,000	1,991,266
Airgas, Inc.	7.125%	10/1/2018	6,000	6,429,564
Basell Finance Co. BV (Netherlands)†(b)	8.10%	3/15/2027	6,605	8,982,800
CF Industries, Inc.	7.125%	5/1/2020	9,000	11,393,199
Chemtura Corp.	7.875%	9/1/2018	375	402,188
Dow Chemical Co. (The)	9.40%	5/15/2039	2,900	4,813,318
Incitec Pivot Finance LLC†	6.00%	12/10/2019	4,725	5,319,178
INEOS Finance plc (United Kingdom)†(b)	8.375%	2/15/2019	375	401,250
INEOS Group Holdings Ltd. (United Kingdom)†(b)	8.50%	2/15/2016	1,500	1,477,500
Methanex Corp. (Canada)(b)	5.25%	3/1/2022	8,775	9,628,237
Methanex Corp. (Canada)(b)	6.00%	8/15/2015	2,450	2,651,726
Mexichem SAB de CV (Mexico)†(b)	4.875%	9/19/2022	1,200	1,272,000
Mexichem SAB de CV (Mexico)†(b)	6.75%	9/19/2042	700	764,750
Yara International ASA (Norway)†(b)	7.875%	6/11/2019	6,600	8,522,857

Total				64,049,833

Coal 0.27%
Peabody Energy Corp.	6.00%	11/15/2018	600	630,000
Peabody Energy Corp.	7.875%	11/1/2026	4,640	5,011,200

Total				5,641,200

Communications & Media 0.13%
Digicel Ltd. (Jamaica)†(b)	7.00%	2/15/2020	1,150	1,227,625
Digicel Ltd. (Jamaica)†(b)	12.00%	4/1/2014	1,400	1,554,000

Total				2,781,625

78	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Computer Hardware 0.62%
Hewlett-Packard Co.	4.65%	12/9/2021	$12,500	$12,114,250
Hewlett-Packard Co.	6.125%	3/1/2014	1,000	1,046,726

Total				13,160,976

Computer Software 0.55%
BMC Software, Inc.	7.25%	6/1/2018	6,500	7,591,753
Netflix, Inc.	8.50%	11/15/2017	1,175	1,267,531
SERENA Software, Inc.	10.375%	3/15/2016	870	891,750
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,750	1,874,688

Total				11,625,722

Computer Technology 0.06%
EQT Corp.	6.50%	4/1/2018	1,000	1,161,427

Construction/Homebuilding 0.52%
CRH America, Inc.	8.125%	7/15/2018	6,500	7,916,265
Empresas ICA SAB de CV (Mexico)†(b)	8.375%	7/24/2017	660	697,950
H&E Equipment Services, Inc.†	7.00%	9/1/2022	750	795,000
Odebrecht Finance Ltd.†	7.125%	6/26/2042	1,390	1,615,875

Total				11,025,090

Consumer Products 0.16%
Tupperware Brands Corp.	4.75%	6/1/2021	3,225	3,468,217

Containers 0.92%
Berry Plastics Corp.	9.50%	5/15/2018	2,150	2,365,000
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	4,500	4,218,750
Pactiv Corp.	7.95%	12/15/2025	3,525	2,925,750
Rock-Tenn Co.†	3.50%	3/1/2020	1,000	1,037,508
Rock-Tenn Co.†	4.45%	3/1/2019	1,000	1,089,568
Rock-Tenn Co.†	4.90%	3/1/2022	5,500	6,020,762
Sealed Air Corp.†	8.125%	9/15/2019	1,750	1,951,250

Total				19,608,588

Copper 0.29%
Freeport-McMoRan Corp.	7.125%	11/1/2027	2,000	2,542,604
Freeport-McMoRan Corp.	9.50%	6/1/2031	1,053	1,529,259
Southern Copper Corp.	5.25%	11/8/2042	2,071	2,038,423

Total				6,110,286

See Notes to Financial Statements.	79

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Data Product, Equipment & Communications 0.24%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	$3,900	$4,095,000
Fidelity National Information Services, Inc.	7.625%	7/15/2017	1,000	1,095,000

Total				5,190,000

Diversified 0.10%
Bombardier, Inc. (Canada)†(b)	7.45%	5/1/2034	2,153	2,206,825

Drugs 0.20%
CFR International SpA (Chile)†(b)(c)	5.125%	12/6/2022	1,725	1,758,629
Hypermarcas SA (Brazil)†(b)	6.50%	4/20/2021	2,350	2,526,250

Total				4,284,879

Electric: Power 3.54%
Astoria Depositor Corp.†	8.144%	5/1/2021	2,500	2,375,000
Central Maine Power Co.†	5.70%	6/1/2019	1,850	2,080,882
CEZ as (Czech Republic)†(b)	4.25%	4/3/2022	850	912,050
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	3,708	1,412,665
DPL, Inc.	6.50%	10/15/2016	1,000	1,057,500
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	1,225	1,473,001
Duquesne Light Holdings, Inc.	6.25%	8/15/2035	1,950	2,288,684
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	3,895	4,767,706
Elwood Energy LLC	8.159%	7/5/2026	1,429	1,479,297
Genon Rema LLC	9.237%	7/2/2017	175	191,226
Indiantown Cogeneration LP	9.77%	12/15/2020	1,430	1,506,275
Mississippi Power Co.	5.40%	7/1/2035	3,075	3,311,701
National Fuel Gas Co.	8.75%	5/1/2019	3,975	5,154,812
NiSource Finance Corp.	6.25%	12/15/2040	1,900	2,316,984
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.	10.875%	6/1/2016	1,900	2,106,625
Oncor Electric Delivery Co. LLC	4.10%	6/1/2022	1,300	1,413,851
Oncor Electric Delivery Co. LLC	5.25%	9/30/2040	3,200	3,553,974
Oncor Electric Delivery Co. LLC	7.00%	9/1/2022	1,100	1,401,639
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	4,550	6,256,741
Perusahaan Listrik Negara PT (Indonesia)†(b)	5.25%	10/24/2042	650	672,750
PNM Resources, Inc.	9.25%	5/15/2015	1,000	1,150,000
PPL WEM Holdings plc (United Kingdom)†(b)	5.375%	5/1/2021	5,575	6,329,889
Red Oak Power LLC	8.54%	11/30/2019	2,727	2,972,735
System Energy Resources, Inc.	4.10%	4/1/2023	8,850	9,282,013
Tenaska Alabama Partners LP†	7.00%	6/30/2021	2,685	2,815,733

80	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electric: Power (continued)
Tenaska Georgia Partners LP	9.50%	2/1/2030	$2,121	$2,548,339
Tenaska Virginia Partners LP†	6.119%	3/30/2024	767	824,593
Texas-New Mexico Power Co.†	9.50%	4/1/2019	2,766	3,750,168

Total				75,406,833

Electrical: Household 0.33%
Energizer Holdings, Inc.	4.70%	5/19/2021	5,150	5,567,145
WireCo WorldGroup, Inc.	9.50%	5/15/2017	1,400	1,484,000

Total				7,051,145

Electronics 0.36%
Jabil Circuit, Inc.	5.625%	12/15/2020	4,795	5,094,688
Jabil Circuit, Inc.	7.75%	7/15/2016	598	695,175
PerkinElmer, Inc.	5.00%	11/15/2021	1,700	1,899,085

Total				7,688,948

Electronics: Semi-Conductors/Components 0.43%
KLA-Tencor Corp.	6.90%	5/1/2018	7,575	9,165,795

Energy Equipment & Services 1.41%
Alta Wind Holdings LLC†	7.00%	6/30/2035	3,241	3,497,034
Cameron International Corp.	7.00%	7/15/2038	4,133	5,721,957
Energy Transfer Partners LP	5.20%	2/1/2022	2,800	3,154,416
Energy Transfer Partners LP	6.625%	10/15/2036	2,000	2,382,270
Energy Transfer Partners LP	7.50%	7/1/2038	450	590,424
Energy Transfer Partners LP	9.00%	4/15/2019	2,474	3,270,168
Energy Transfer Partners LP	9.70%	3/15/2019	4,131	5,573,714
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	5,250	5,869,652

Total				30,059,635

Engineering & Contracting Services 0.34%
Aeropuertos Argentina 2000 SA (Argentina)†(b)	10.75%	12/1/2020	256	218,666
AGCO Corp.	5.875%	12/1/2021	4,750	5,197,236
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	2,450	1,813,000

Total				7,228,902

Entertainment 1.19%
American Casino & Entertainment Properties
LLC/ACEP Finance Corp.	11.00%	6/15/2014	2,000	2,066,250
Greektown Superholdings, Inc.	13.00%	7/1/2015	2,410	2,584,725
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	750	838,125

See Notes to Financial Statements.	81

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Entertainment (continued)
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	$1,000	$1,096,250
Production Resource Group LLC	8.875%	5/1/2019	1,000	717,500
Seminole Indian Tribe of Florida†	5.798%	10/1/2013	190	193,896
Seminole Indian Tribe of Florida†	6.535%	10/1/2020	4,500	4,855,675
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	9,000	9,855,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	3,150	3,197,250

Total				25,404,671

Fertilizers 0.20%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	3,375	4,327,165

Finance 0.07%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	7.375%	10/1/2017	1,400	1,421,000

Financial Services 4.99%
Air Lease Corp.	5.625%	4/1/2017	4,000	4,200,000
Bank of America Corp.	5.625%	7/1/2020	2,350	2,778,821
Bank of America Corp.	7.625%	6/1/2019	20,450	26,182,258
Bank of America Corp.	7.80%	9/15/2016	500	587,859
BM&FBOVESPA SA (Brazil)†(b)	5.50%	7/16/2020	600	684,000
Discover Financial Services†	3.85%	11/21/2022	8,201	8,281,468
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(b)	5.125%	11/30/2024	750	778,125
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	1,350	1,365,030
FMR LLC†	6.45%	11/15/2039	5,000	6,270,800
FMR LLC†	7.49%	6/15/2019	3,381	4,222,328
General Electric Capital Corp.	6.75%	3/15/2032	8,591	11,242,397
General Electric Capital Corp.	6.875%	1/10/2039	2,970	4,043,762
Hyundai Capital Services, Inc. (South Korea)†(b)	4.375%	7/27/2016	800	865,622
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	2,405	2,630,837
MU Finance plc (United Kingdom)†(b)	8.375%	2/1/2017	2,965	3,216,569
Nationstar Mortgage LLC/Nationstar Capital Corp.†	7.875%	10/1/2020	1,670	1,738,888
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,375	2,487,812
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	475	511,813
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	2,500	2,862,500
Salton Sea Funding Corp.	7.475%	11/30/2018	687	731,853

82	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial Services (continued)
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	$4,675	$4,820,776
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	1,868	1,950,199
Virgin Media Secured Finance plc (United Kingdom)(b)	6.50%	1/15/2018	3,250	3,542,500
Woodside Finance Ltd. (Australia)†(b)	8.75%	3/1/2019	7,699	10,235,874

Total				106,232,091

Financial: Miscellaneous 1.51%
Bankrate, Inc.	11.75%	7/15/2015	600	667,500
Block Financial LLC	5.50%	11/1/2022	2,400	2,468,861
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	6,200	6,755,886
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	2,800	3,046,131
SLM Corp.	3.875%	9/10/2015	1,500	1,534,752
SLM Corp.	8.45%	6/15/2018	15,150	17,687,625

Total				32,160,755

Food 1.51%
Cencosud SA (Chile)†(b)(c)	4.875%	1/20/2023	1,000	1,006,418
CFG Investment SAC (Peru)†(b)	9.75%	7/30/2019	1,300	1,081,990
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.†	9.875%	2/1/2020	1,350	1,383,750
Flowers Foods, Inc.	4.375%	4/1/2022	6,350	6,593,110
Land O’Lakes, Inc.†	6.00%	11/15/2022	2,000	2,077,500
Land O’Lakes Capital Trust I†	7.45%	3/15/2028	2,700	2,652,750
Mondelez International, Inc.	6.50%	11/1/2031	6,075	7,843,244
Mondelez International, Inc.	6.875%	2/1/2038	3,035	4,185,183
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	4,250	4,345,625
Southern States Cooperative, Inc.†	11.25%	5/15/2015	1,000	1,045,000

Total				32,214,570

Gaming 0.07%
CCM Merger, Inc.†	9.125%	5/1/2019	1,375	1,381,875

Health Care Products 0.08%
Bausch & Lomb, Inc.	9.875%	11/1/2015	304	313,120
Hanger, Inc.	7.125%	11/15/2018	1,250	1,321,875

Total				1,634,995

See Notes to Financial Statements.	83

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Health Care Services 0.39%
American Renal Associates Holdings, Inc. PIK	9.75%	3/1/2016	$500	$531,250
Centene Corp.	5.75%	6/1/2017	3,114	3,324,195
Community Health Systems, Inc.	8.00%	11/15/2019	1,750	1,914,062
Dignity Health	4.50%	11/1/2042	2,000	1,998,232
Kindred Healthcare, Inc.	8.25%	6/1/2019	520	507,000

Total				8,274,739

Household Equipment/Products 0.01%
Spectrum Brands Escrow Corp.†	6.375%	11/15/2020	190	197,600

Industrial Products 0.33%
PPL WW Holdings Ltd. (United Kingdom)†(b)	7.25%	12/15/2017	1,530	1,827,417
Vale Overseas Ltd. (Brazil)(b)	6.875%	11/10/2039	4,000	5,081,036

Total				6,908,453

Insurance 2.98%
American International Group, Inc.	8.25%	8/15/2018	11,300	14,732,974
Fidelity National Financial, Inc.	6.60%	5/15/2017	2,000	2,268,238
Hartford Financial Services Group, Inc.	5.50%	3/30/2020	3,750	4,303,136
Hartford Financial Services Group, Inc.	6.00%	1/15/2019	3,000	3,493,368
Hartford Financial Services Group, Inc.	8.125%	6/15/2038	7,000	8,050,000
ING U.S., Inc.†	5.50%	7/15/2022	2,820	3,072,153
Liberty Mutual Group, Inc.†	4.95%	5/1/2022	800	870,113
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	1,700	1,849,275
Liberty Mutual Group, Inc.†	6.50%	3/15/2035	4,750	5,231,902
Markel Corp.	7.125%	9/30/2019	8,427	10,259,148
Prudential Financial, Inc.	5.625%	6/15/2043	2,000	2,015,000
Prudential Financial, Inc.	5.875%	9/15/2042	1,500	1,539,375
Willis North America, Inc.	6.20%	3/28/2017	2,000	2,291,228
Willis North America, Inc.	7.00%	9/29/2019	2,925	3,514,616

Total				63,490,526

Investment Management Companies 0.67%
Lazard Group LLC	6.85%	6/15/2017	4,500	5,201,942
Lazard Group LLC	7.125%	5/15/2015	5,296	5,875,488
Nuveen Investments, Inc.	5.50%	9/15/2015	500	477,500
Oaktree Capital Management LP†	6.75%	12/2/2019	2,350	2,584,180

Total				14,139,110

84	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Leasing 0.38%
International Lease Finance Corp.	8.25%	12/15/2020	$860	$1,003,278
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017	1,450	1,567,812
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	1,000	1,026,381
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.875%	7/11/2022	4,250	4,379,306

Total				7,976,777

Leisure 0.67%
Carnival plc (United Kingdom)(b)	7.875%	6/1/2027	5,500	7,396,004
Chester Downs & Marina LLC†	9.25%	2/1/2020	90	89,325
Easton-Bell Sports, Inc.	9.75%	12/1/2016	1,350	1,456,326
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	5,050	5,315,125

Total				14,256,780

Lodging 0.96%
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	2,700	2,956,500
Hyatt Hotels Corp.†	5.75%	8/15/2015	3,060	3,355,471
Hyatt Hotels Corp.†	6.875%	8/15/2019	5,000	5,913,545
Sugarhouse HSP Gaming Prop. Mezz. LP/ Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	2,100	2,254,875
Wyndham Worldwide Corp.	7.375%	3/1/2020	4,804	5,864,257

Total				20,344,648

Machinery: Agricultural 0.63%
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018	3,100	2,852,000
Camposol SA (Peru)†(b)	9.875%	2/2/2017	1,400	1,554,000
Lorillard Tobacco Co.	8.125%	6/23/2019	2,500	3,208,492
Lorillard Tobacco Co.	8.125%	5/1/2040	3,990	5,382,231
MHP SA (Ukraine)†(b)	10.25%	4/29/2015	400	413,000

Total				13,409,723

Machinery: Industrial/Specialty 0.23%
Cleaver-Brooks, Inc.†	12.25%	5/1/2016	1,550	1,714,687
Cummins, Inc.	7.125%	3/1/2028	1,955	2,656,372
Dematic SA (Luxembourg)†(b)	8.75%	5/1/2016	500	535,000

Total				4,906,059

See Notes to Financial Statements.	85

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Machinery: Oil Well Equipment & Services 0.14%
Ormat Funding Corp.	8.25%	12/30/2020		$637	$595,269
Pride International, Inc.	7.875%	8/15/2040		700	1,042,909
Pride International, Inc.	8.50%	6/15/2019		1,000	1,340,653

Total					2,978,831

Manufacturing 0.29%
Hillenbrand, Inc.	5.50%	7/15/2020		4,825	5,268,861
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022		900	927,000

Total					6,195,861

Materials & Commodities 0.06%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		1,250	1,362,500

Media 1.93%
Globo Comunicacao e Participacoes SA (Brazil)†(b)	4.875%	4/11/2022		4,750	5,236,875
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020		300	327,750
Interpublic Group of Cos, Inc. (The)	3.75%	2/15/2023		3,000	2,954,238
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022		650	659,495
NBCUniversal Media LLC	6.40%	4/30/2040		2,645	3,404,369
NET Servicos de Comunicacao SA (Brazil)(b)	7.50%	1/27/2020		600	694,500
News America, Inc.	6.75%	1/9/2038		11,155	13,844,437
News America, Inc.	6.90%	8/15/2039		1,000	1,339,107
Time Warner, Inc.	7.625%	4/15/2031		8,552	11,767,920
Videotron Ltee (Canada)(b)	9.125%	4/15/2018		750	804,375

Total					41,033,066

Metal Fabricating 0.05%
Constellation Enterprises LLC†	10.625%	2/1/2016		100	106,750
Xstrata Canada Corp. (Canada)(b)	6.20%	6/15/2035		925	987,518

Total					1,094,268

Metals & Minerals: Miscellaneous 2.73%
Allied Nevada Gold Corp.†(d)	8.75%	6/1/2019	CAD	4,250	4,503,070
Anglo American Capital plc (United Kingdom)†(b)	9.375%	4/8/2019		$9,000	11,740,932
AngloGold Ashanti Holdings plc (United Kingdom)(b)	6.50%	4/15/2040		7,500	7,390,792
Compass Minerals International, Inc.	8.00%	6/1/2019		2,000	2,160,000
Gold Fields Orogen Holding BVI Ltd.†	4.875%	10/7/2020		4,205	4,080,532
IAMGOLD Corp. (Canada)†(b)	6.75%	10/1/2020		2,000	1,965,000
KGHM International Ltd. (Canada)†(b)	7.75%	6/15/2019		3,000	3,097,500

86	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Metals & Minerals: Miscellaneous (continued)
Kinross Gold Corp. (Canada)(b)	5.125%	9/1/2021	$9,410	$9,820,295
New Gold, Inc. (Canada)†(b)	6.25%	11/15/2022	1,000	1,026,250
New Gold, Inc. (Canada)†(b)	7.00%	4/15/2020	250	266,875
Newcrest Finance Pty Ltd. (Australia)†(b)	4.20%	10/1/2022	6,250	6,483,719
Rio Tinto Finance USA Ltd. (Australia)(b)	9.00%	5/1/2019	4,099	5,643,122

Total				58,178,087

Miscellaneous 0.26%
Harvest Operations Corp. (Canada)(b)	6.875%	10/1/2017	4,300	4,751,500
Legacy Reserves LP/Finance Corp.†(c)	8.00%	12/1/2020	750	753,750

Total				5,505,250

Natural Gas 0.92%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	4,200	5,445,993
SourceGas LLC†	5.90%	4/1/2017	4,150	4,523,824
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2,000	2,225,746
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	2,000	2,962,526
Texas Eastern Transmission LP	7.00%	7/15/2032	3,164	4,305,925

Total				19,464,014

Oil 4.73%
Afren plc (United Kingdom)†(b)	10.25%	4/8/2019	2,100	2,457,000
Afren plc (United Kingdom)†(b)	11.50%	2/1/2016	1,700	1,984,750
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014	165	177,581
Antero Resources Finance Corp.	7.25%	8/1/2019	1,000	1,085,000
Atwood Oceanics, Inc.	6.50%	2/1/2020	1,155	1,238,738
BreitBurn Energy Partners LP/BreitBurn
Finance Corp.†	7.875%	4/15/2022	1,725	1,781,063
British Transco Finance, Inc.	6.625%	6/1/2018	925	1,146,560
Canadian Oil Sands Ltd. (Canada)†(b)	7.75%	5/15/2019	7,150	9,058,878
Chaparral Energy, Inc.	7.625%	11/15/2022	1,250	1,290,625
Concho Resources, Inc.	5.50%	4/1/2023	1,925	2,002,000
Continental Resources, Inc.	7.375%	10/1/2020	3,750	4,237,500
CVR Refining LLC/Coffeyville Finance, Inc.†	6.50%	11/1/2022	2,000	1,975,000
DCP Midstream LLC†	9.75%	3/15/2019	2,955	3,874,173
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	4,050	4,374,000
Gazprom Neft OAO via GPN Capital SA
(Luxembourg)†(b)	4.375%	9/19/2022	1,400	1,421,700
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	1,500	1,631,250
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	1,500	1,650,000

See Notes to Financial Statements.	87

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil (continued)
HollyFrontier Corp.	9.875%	6/15/2017	$2,100	$2,302,125
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	2,000	2,190,000
Laredo Petroleum, Inc.	7.375%	5/1/2022	1,350	1,468,125
Laredo Petroleum, Inc.	9.50%	2/15/2019	424	477,000
LUKOIL International Finance BV (Netherlands)†(b)	6.375%	11/5/2014	834	903,330
McMoRan Exploration Co.	11.875%	11/15/2014	1,350	1,366,875
MEG Energy Corp. (Canada)†(b)	6.375%	1/30/2023	750	781,875
MEG Energy Corp. (Canada)†(b)	6.50%	3/15/2021	500	524,375
Northern Tier Energy LLC/Northern Tier
Finance Corp.†	7.125%	11/15/2020	910	916,825
Oasis Petroleum, Inc.	6.50%	11/1/2021	490	518,175
Oasis Petroleum, Inc.	7.25%	2/1/2019	260	278,200
Offshore Group Investments Ltd.	11.50%	8/1/2015	2,903	3,200,558
Pan American Energy LLC (Argentina)†(b)	7.875%	5/7/2021	520	434,200
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	8,793	11,030,273
Petro-Canada (Canada)(b)	5.95%	5/15/2035	6,300	7,771,258
Petroleos de Venezuela SA (Venezuela)(b)	5.25%	4/12/2017	750	630,000
Petroleum Co. of Trinidad & Tobago Ltd.
(Trinidad/Tobago)†(b)	9.75%	8/14/2019	1,000	1,332,500
Plains All American Pipeline LP/PAA Finance Corp.	8.75%	5/1/2019	711	975,479
Rosetta Resources, Inc.	9.50%	4/15/2018	250	276,875
Rosneft Oil Co. via Rosneft International
Finance Ltd. (Ireland)†(b)(c)	4.199%	3/6/2022	2,050	2,059,157
SEACOR Holdings, Inc.	7.375%	10/1/2019	4,385	4,702,527
SM Energy Co.	6.50%	1/1/2023	800	848,000
SM Energy Co.	6.50%	11/15/2021	1,200	1,272,000
Swift Energy Co.†	7.875%	3/1/2022	1,000	1,040,000
TransCanada Pipelines Ltd. (Canada)(b)	9.875%	1/1/2021	3,460	5,239,703
Valero Energy Corp.	10.50%	3/15/2039	3,775	6,031,808
WPX Energy, Inc.	5.25%	1/15/2017	725	770,313

Total				100,727,374

Oil: Crude Producers 3.17%
Alberta Energy Co., Ltd. (Canada)(b)	8.125%	9/15/2030	4,965	6,912,650
Anadarko Petroleum Corp.	6.45%	9/15/2036	4,970	6,261,077
Anadarko Petroleum Corp.	7.95%	6/15/2039	1,000	1,456,926
Enbridge Energy LP	7.00%	10/1/2018	400	480,724
Enbridge Energy Partners LP	9.875%	3/1/2019	7,950	10,858,158
Enogex LLC†	6.25%	3/15/2020	4,000	4,622,952

88	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Crude Producers (continued)
Enterprise Products Operating LLC	7.55%	4/15/2038	$5,200	$7,098,244
Georgian Oil and Gas Corp. (Georgia)†(b)	6.875%	5/16/2017	1,000	1,043,000
Kerr-McGee Corp.	7.125%	10/15/2027	2,250	2,768,222
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	1,119	1,229,610
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	3,432	3,624,473
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	3,500	3,730,307
Murphy Oil Corp.	2.50%	12/1/2017	1,250	1,258,893
OGX Austria GmbH (Austria)†(b)	8.50%	6/1/2018	1,800	1,575,000
Pacific Rubiales Energy Corp. (Canada)†(b)	7.25%	12/12/2021	1,702	1,985,043
Plains Exploration & Production Co.	6.125%	6/15/2019	5,000	5,112,500
Plains Exploration & Production Co.	6.875%	2/15/2023	1,500	1,546,875
Regency Energy Partners LP/Regency Energy
Finance Corp.	6.875%	12/1/2018	775	844,750
Southern Star Central Corp.†	6.75%	3/1/2016	1,125	1,148,906
Talisman Energy, Inc. (Canada)(b)	7.75%	6/1/2019	2,621	3,385,748
W&T Offshore, Inc.	8.50%	6/15/2019	500	527,500

Total				67,471,558

Oil: Integrated Domestic 1.89%
Basic Energy Services, Inc.	7.75%	2/15/2019	325	324,187
Enterprise Products Operating LLC	7.034%	1/15/2068	7,500	8,465,430
Hess Corp.	7.125%	3/15/2033	1,900	2,569,427
Kinder Morgan Energy Partners LP	6.95%	1/15/2038	8,860	11,292,371
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	1,570	2,036,819
Occidental Petroleum Corp.	9.25%	8/1/2019	898	1,299,621
Questar Gas Co.	7.20%	4/1/2038	3,202	4,584,544
Rowan Cos., Inc.	7.875%	8/1/2019	7,750	9,673,426

Total				40,245,825

Oil: Integrated International 2.78%
ENI SpA (Italy)†(b)	5.70%	10/1/2040	8,650	9,195,607
Petrobras International Finance Co. (Brazil)(b)	5.375%	1/27/2021	1,406	1,588,203
Petrobras International Finance Co. (Brazil)(b)	6.875%	1/20/2040	3,709	4,746,170
Petrohawk Energy Corp.	7.25%	8/15/2018	8,750	9,973,784
Petrohawk Energy Corp.	10.50%	8/1/2014	3,000	3,211,221
Transocean, Inc.	6.00%	3/15/2018	4,950	5,775,303
Transocean, Inc.	6.375%	12/15/2021	600	726,273
Transocean, Inc.	6.80%	3/15/2038	3,600	4,367,020
Transocean, Inc.	7.375%	4/15/2018	1,900	2,285,974

See Notes to Financial Statements.	89

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International (continued)
Weatherford International Ltd.	4.50%	4/15/2022	$1,750	$1,794,595
Weatherford International Ltd.	9.625%	3/1/2019	2,170	2,798,801
Weatherford International Ltd.	9.875%	3/1/2039	9,175	12,669,409

Total				59,132,360

Paper & Forest Products 1.46%
Appleton Papers, Inc.†	10.50%	6/15/2015	1,125	1,200,938
Clearwater Paper Corp.	10.625%	6/15/2016	2,500	2,756,250
Georgia-Pacific LLC	8.875%	5/15/2031	8,865	13,520,348
International Paper Co.	9.375%	5/15/2019	4,150	5,757,208
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	300	315,750
Plum Creek Timberlands LP	4.70%	3/15/2021	3,850	4,213,813
Plum Creek Timberlands LP	5.875%	11/15/2015	2,000	2,229,202
West Fraser Timber Co. Ltd. (Canada)†(b)	5.20%	10/15/2014	1,000	1,047,500

Total				31,041,009

Plastics 0.12%
Berry Plastics Corp.	10.25%	3/1/2016	650	675,188
Plastipak Holdings, Inc.†	8.50%	12/15/2015	750	766,875
Plastipak Holdings, Inc.†	10.625%	8/15/2019	1,000	1,145,000

Total				2,587,063

Printing 0.00%
Quebecor Media, Inc. (Canada)(b)	7.75%	3/15/2016	90	92,925

Production Technology Equipment 0.07%
Nuance Communications, Inc.†	5.375%	8/15/2020	1,500	1,552,500

Railroads 0.47%
Anadarko Holding Co.	7.95%	4/15/2029	4,307	5,509,049
Canadian Pacific Railway Co. (Canada)(b)	5.75%	3/15/2033	3,875	4,563,088

Total				10,072,137

Real Estate Investment Trusts 2.75%
Agile Property Holdings Ltd. (China)†(b)	8.875%	4/28/2017	550	599,500
American Tower Corp.	4.70%	3/15/2022	3,000	3,320,283
American Tower Corp.	5.05%	9/1/2020	2,326	2,622,032
American Tower Corp.	7.00%	10/15/2017	1,000	1,201,791
American Tower Corp.	7.25%	5/15/2019	1,622	1,998,474
Atlantic Finance Ltd. (United Kingdom)†(b)	10.75%	5/27/2014	1,040	1,120,527
EPR Properties	7.75%	7/15/2020	6,250	7,312,144

90	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Real Estate Investment Trusts (continued)
Franshion Development Ltd.†	6.75%	4/15/2021	$450	$474,750
Goodman Funding Pty Ltd. (Australia)†(b)	6.375%	11/12/2020	3,250	3,680,359
HCP, Inc.	6.00%	1/30/2017	6,300	7,264,429
HCP, Inc.	6.70%	1/30/2018	5,733	6,912,278
Health Care REIT, Inc.	4.95%	1/15/2021	2,000	2,213,442
Health Care REIT, Inc.	5.25%	1/15/2022	2,775	3,132,243
Health Care REIT, Inc.	6.125%	4/15/2020	2,010	2,373,844
Kilroy Realty LP	6.625%	6/1/2020	4,600	5,596,967
Potlatch Corp.	6.95%	12/15/2015	500	517,500
ProLogis LP	7.375%	10/30/2019	2,000	2,488,166
Rouse Co. LP (The)	6.75%	11/9/2015	1,594	1,683,663
Weyerhaeuser Co.	7.375%	10/1/2019	1,175	1,466,832
Weyerhaeuser Co.	8.50%	1/15/2025	1,875	2,552,093

Total				58,531,317

Retail 1.13%
Amazon.com, Inc.	2.50%	11/29/2022	1,000	997,278
CDR DB Sub, Inc.†	7.75%	10/15/2020	1,000	990,000
DineEquity, Inc.	9.50%	10/30/2018	1,125	1,278,281
Family Dollar Stores, Inc.	5.00%	2/1/2021	1,100	1,197,325
Fiesta Restaurant Group, Inc.	8.875%	8/15/2016	285	306,375
Macy’s Retail Holdings, Inc.	8.125%	8/15/2035	2,000	2,168,250
Maestro Peru SA (Peru)†(b)	6.75%	9/26/2019	1,250	1,300,000
QVC, Inc.†	7.375%	10/15/2020	7,750	8,597,184
QVC, Inc.†	7.50%	10/1/2019	5,150	5,674,342
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	1,500	1,545,000

Total				24,054,035

Retail: Specialty 0.22%
Michaels Stores, Inc.†	7.75%	11/1/2018	350	381,063
Michaels Stores, Inc.	11.375%	11/1/2016	850	891,437
Rite Aid Corp.	10.375%	7/15/2016	3,200	3,396,000

Total				4,668,500

Savings & Loan 0.72%
AmSouth Bank	5.20%	4/1/2015	1,500	1,584,375
First Niagara Financial Group, Inc.	6.75%	3/19/2020	2,725	3,260,972
First Niagara Financial Group, Inc.	7.25%	12/15/2021	8,350	9,982,567
Santander Holdings USA, Inc.	3.00%	9/24/2015	500	509,479

Total				15,337,393

See Notes to Financial Statements.	91

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Steel 1.22%
Allegheny Ludlum Corp.	6.95%	12/15/2025	$850	$1,013,507
Allegheny Technologies, Inc.	9.375%	6/1/2019	6,325	8,112,938
ArcelorMittal (Luxembourg)(b)	5.375%	6/1/2013	3,050	3,097,135
Evraz Group SA (Luxembourg)†(b)	6.75%	4/27/2018	1,500	1,503,630
Gerdau Trade, Inc.†	5.75%	1/30/2021	1,250	1,376,625
OJSC Novolipetsk Steel via Steel Funding Ltd. (Ireland)†(b)	4.95%	9/26/2019	1,900	1,896,825
Samarco Mineracao SA (Brazil)†(b)	4.125%	11/1/2022	1,400	1,403,500
Severstal OAO via Steel Capital SA (Luxembourg)†(b)	5.90%	10/17/2022	2,950	2,913,125
Valmont Industries, Inc.	6.625%	4/20/2020	3,875	4,614,025

Total				25,931,310

Technology 0.11%
Baidu, Inc. (China)(b)	3.50%	11/28/2022	2,300	2,339,381

Telecommunications 3.29%
Block Communications, Inc.†	7.25%	2/1/2020	250	266,250
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	5,900	6,298,250
CenturyLink, Inc.	5.80%	3/15/2022	12,350	13,074,290
Comcast Cable Communications Holdings, Inc.	9.455%	11/15/2022	7,500	11,246,827
Consolidated Communications Finance Co.†	10.875%	6/1/2020	2,500	2,700,000
Cricket Communications, Inc.	7.75%	5/15/2016	2,849	3,027,063
Digicel Group Ltd. (Jamaica)†(b)	10.50%	4/15/2018	1,500	1,665,000
Frontier Communications Corp.	9.25%	7/1/2021	3,500	4,103,750
GeoEye, Inc.	8.625%	10/1/2016	75	82,125
GeoEye, Inc.	9.625%	10/1/2015	875	975,625
Intelsat Bermuda Ltd. (Luxembourg) PIK(b)	11.50%	2/4/2017	100	106,500
MTS International Funding Ltd. (Ireland)†(b)	8.625%	6/22/2020	1,000	1,251,490
Qwest Communications International, Inc.	7.125%	4/1/2018	3,250	3,430,274
Qwest Corp.	6.875%	9/15/2033	500	502,500
Qwest Corp.	7.20%	11/10/2026	7,850	7,938,312
Sable International Finance Ltd.†	8.75%	2/1/2020	440	506,000
Telecom Italia Capital SpA (Italy)(b)	7.721%	6/4/2038	2,975	3,131,188
Telemar Norte Leste SA (Brazil)†(b)	5.50%	10/23/2020	300	312,000
Telemovil Finance Co., Ltd. (El Salvador)†(b)	8.00%	10/1/2017	850	906,865
U.S. Cellular Corp.	6.70%	12/15/2033	5,167	5,553,838
Vimpel Communications OJSC via UBS Luxembourg SA (Luxembourg)†(b)	8.25%	5/23/2016	300	334,032

92	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Telecommunications (continued)
Vimpel Communications via VIP Finance
Ireland Ltd. OJSC (Luxembourg)†(b)	7.748%	2/2/2021	$2,400	$2,667,600

Total				70,079,779

Telephone-Long Distance 0.03%
America Movil SAB de CV (Mexico)(b)	4.375%	7/16/2042	700	728,429

Tobacco 1.03%
Altria Group, Inc.	9.95%	11/10/2038	10,975	18,202,268
Universal Corp.	6.25%	12/1/2014	3,500	3,740,775

Total				21,943,043

Transportation: Miscellaneous 1.17%
Asciano Finance Ltd. (Australia)†(b)	4.625%	9/23/2020	3,950	4,085,686
Asciano Finance Ltd. (Australia)†(b)	5.00%	4/7/2018	2,500	2,685,090
Florida East Coast Holdings Corp. PIK	10.50%	8/1/2017	595	570,546
Florida East Coast Railway Corp.	8.125%	2/1/2017	545	579,744
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.125%	6/15/2021	5,250	5,932,500
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.625%	12/15/2020	650	737,750
Kansas City Southern de Mexico SA de CV (Mexico)(b)	8.00%	2/1/2018	1,000	1,110,000
Kazakhstan Temir Zholy Finance BV (Netherlands)†(b)	6.95%	7/10/2042	1,100	1,364,000
Transnet SOC Ltd. (South Africa)†(b)	4.00%	7/26/2022	1,500	1,500,000
Transportadora de Gas del Sur SA (Argentina)†(b)	7.875%	5/14/2017	530	430,625
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	5,325	5,961,220

Total				24,957,161

Utilities 0.70%
Cia de Saneamento Basico do Estado de
Sao Paulo (Brazil)†(b)	6.25%	12/16/2020	300	327,000
El Paso Electric Co.	6.00%	5/15/2035	1,075	1,379,305
Public Service Co. of New Mexico	7.50%	8/1/2018	1,350	1,618,831
Public Service Co. of New Mexico	7.95%	5/15/2018	2,500	3,043,190
Williams Cos., Inc. (The)	8.75%	3/15/2032	6,210	8,484,052

Total				14,852,378

See Notes to Financial Statements.	93

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Utilities: Electrical 0.64%
Calpine Corp.†	7.50%	2/15/2021	$3,942	$4,375,620
Otter Tail Corp.	9.00%	12/15/2016	3,875	4,553,125
Puget Sound Energy, Inc.(e)	6.974%	6/1/2067	3,000	3,183,393
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(b)	6.50%	10/27/2036	1,150	1,500,750

Total				13,612,888

Total Corporate Bonds (cost $1,579,409,688)				1,689,107,320

FLOATING RATE LOANS(f) 1.15%

Aerospace 0.13%
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	1,239	1,246,360
Spirit Aerosystems, Inc. Term Loan B	3.75%	4/18/2019	1,500	1,511,250

Total				2,757,610

Automotive 0.04%
TI Group Automotive Systems LLC New Term Loan(j)	6.75%	3/14/2018	846	851,036

Broadcasting 0.04%
MTL Publishing LLC Term Loan B	5.50%	6/29/2018	854	864,317

Consumer Products 0.06%
Spectrum Brands, Inc. Bridge Term Loan	7.75%	10/10/2013	250	250,000
Wilton Brands LLC Term Loan(j)	7.50%	8/30/2018	1,000	1,011,250

Total				1,261,250

Energy Equipment & Services 0.03%
Crestwood Holdings LLC Term Loan B	9.75%	3/26/2018	699	709,648

Environmental Services 0.05%
Progressive Waste Solutions Ltd. Term
Loan B (Canada)(b)	3.50%	10/24/2019	1,000	1,008,750

Financial Services 0.01%
Nuveen Investments, Inc. New 2nd Lien Term Loan	8.25%	2/28/2019	300	306,000

Financial: Miscellaneous 0.04%
MoneyGram Payment Systems Worldwide, Inc. Term Loan B	4.25%	11/20/2017	331	331,734
MoneyGram Payment Systems Worldwide, Inc. Term Loan B1	4.25%	11/17/2017	446	446,800

Total				778,534

94	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Health Care 0.07%
Ardent Medical Services, Inc. 2nd Lien Term Loan	9.50%	11/23/2018	$ 300	$302,250
AssuraMed Holding, Inc. 2nd Lien Term Loan	9.25%	4/24/2020	1,000	1,005,000
CHG Buyer Corp. 2nd Lien Term Loan	9.00%	11/20/2020	225	225,750

Total				1,533,000

Health Care Products 0.03%
Truven Health Analytics, Inc. New Term
Loan B	5.75%	6/6/2019	748	750,463

Leisure 0.00%
SRAM, LLC 2nd Lien Term Loan(j)	8.50%	12/7/2018	100	101,500

Media 0.14%
Alpha Topco Limited (Formula 1) Term Loan B2 (United Kingdom)(b)	6.00%	4/30/2019	984	997,094
CSC Holdings, Inc. Extended Term Loan A4	0.958%	12/30/2016	2,000	1,982,500

Total				2,979,594

Metals & Minerals: Miscellaneous 0.08%
Preferred Proppants LLC Term Loan B(j)	7.50%	12/15/2016	1,787	1,661,445

Miscellaneous 0.07%
AWAS Finance Luxembourg 2012 SA New Term Loan (Luxembourg)(b)(j)	4.75%	7/16/2018	768	774,395
Diamond Foods, Inc. Revolver(j)	6.75%	2/25/2015	326	299,902
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	421	394,091

Total				1,468,388

Retail 0.01%
Lord & Taylor Holdings LLC Term Loan	5.75%	1/11/2019	305	308,468

Retail: Specialty 0.08%
Neiman-Marcus Group, Inc. (The) Extended Term Loan	4.75%	5/16/2018	1,650	1,655,153

Services 0.13%
Landmark Aviation 1st Lien Term Loan	5.75%	10/25/2019	1,254	1,250,711
Landmark Aviation Term Loan Canadian	5.75%	10/25/2019	96	96,635
Road Infrastructure Investment LLC 2nd Lien Term Loan	10.25%	9/30/2018	1,000	982,500
Road Infrastructure Investment LLC 1st Lien Term Loan	6.25%	3/30/2018	348	348,685

Total				2,678,531

See Notes to Financial Statements.	95

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Telecommunications 0.04%
Cricket Communications, Inc. Term Loan	4.75%	10/10/2019		$500	$503,437
Greeneden U.S. Holdings II, LLC Term Loan	6.75%	1/31/2019		249	252,015

Total					755,452

Utilities 0.06%
Windsor Financing LLC Term Loan B(j)	6.25%	10/31/2019		1,250	1,237,500

Utilities: Miscellaneous 0.04%
Essential Power LLC Term Loan B	5.50%	8/8/2019		853	862,346

Total Floating Rate Loans (cost $24,272,411)					24,528,985

FOREIGN BONDS(d) 0.21%

Canada 0.10%
Shaw Communications, Inc.	6.75%	11/9/2039	CAD	2,000	2,228,963

Croatia 0.01%
Agrokor dd†	9.875%	5/1/2019	EUR	175	246,373

Germany 0.03%
Kabel Deutschland Holding AG†	6.50%	7/31/2017	EUR	400	563,138

United Kingdom 0.07%
R&R Ice Cream plc†	8.375%	11/15/2017	EUR	1,000	1,429,045

Total Foreign Bonds (cost $4,240,052)					4,467,519

FOREIGN GOVERNMENT OBLIGATIONS 1.32%

Argentina 0.06%
City of Buenos Aires†(b)	9.95%	3/1/2017		$500	422,500
Provincia de Buenos Aires†(b)	10.875%	1/26/2021		320	216,000
Provincia de Buenos Aires†(b)	11.75%	10/5/2015		410	323,900
Provincia de Neuquen†(b)	7.875%	4/26/2021		200	164,000
Republic of Argentina(b)	8.28%	12/31/2033		203	129,653

Total					1,256,053

Aruba 0.10%
Aruba Government†(b)	4.625%	9/14/2023		2,050	2,056,150

Bermuda 0.06%
Bermuda Government†	4.138%	1/3/2023		1,200	1,285,156

Bolivia 0.10%
Bolivian Government International Bond†(b)	4.875%	10/29/2022		2,075	2,064,625

96	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Cayman Islands 0.09%
Cayman Islands Government†	5.95%	11/24/2019	$1,600	$1,890,752

Chile 0.04%
Chile Government International Bond(b)	2.25%	10/30/2022	500	498,500
Chile Government International Bond(b)	3.625%	10/30/2042	350	353,500

Total				852,000

Croatia 0.02%
Republic of Croatia†(b)	6.25%	4/27/2017	300	331,500

Dominican Republic 0.01%
Dominican Republic†(b)	9.04%	1/23/2018	109	124,381

El Salvador 0.05%
Republic of El Salvador†(b)(c)	5.875%	1/30/2025	1,000	1,008,897

Gabon 0.07%
Republic of Gabon†(b)	8.20%	12/12/2017	1,200	1,462,500

Ghana 0.11%
Republic of Ghana†(b)	8.50%	10/4/2017	2,025	2,338,875

Iceland 0.03%
Republic of Iceland†(b)	5.875%	5/11/2022	675	738,787

Indonesia 0.15%
Perusahaan Penerbit SBSN†(b)	3.30%	11/21/2022	1,200	1,248,000
Perusahaan Penerbit SBSN†(b)	4.00%	11/21/2018	900	969,750
Republic of Indonesia†(b)	5.25%	1/17/2042	890	1,049,087

Total				3,266,837

Mexico 0.04%
United Mexican States(b)	4.75%	3/8/2044	650	744,900

Mongolia 0.07%
Mongolia Government International Bond†(b)(c)	5.125%	12/5/2022	1,550	1,561,625

Peru 0.01%
Republic of Peru(b)	6.55%	3/14/2037	200	293,500

Qatar 0.04%
State of Qatar†(b)	3.125%	1/20/2017	750	795,000

See Notes to Financial Statements.	97

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Russia 0.08%
Russia Eurobonds†(b)	5.00%	4/29/2020	$1,500		$1,761,750

Slovenia 0.09%
Slovenia Government International Bond†(b)	5.50%	10/26/2022	2,000		2,000,800

Ukraine 0.04%
Ukraine Government†(b)	6.25%	6/17/2016	900		896,652

Venezuela 0.02%
Republic of Venezuela(b)	9.375%	1/13/2034	450		417,375

Zambia 0.04%
Zambia Government International Bond†(b)	5.375%	9/20/2022	900		898,875

Total Foreign Government Obligations (cost $26,892,139)					28,046,990

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Federal Home Loan Mortgage Corp. 73 G IO	1095.35%(g)	10/15/2020	–	(h)	5,343
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon	7/1/2022	14		12,921
Federal Home Loan Mortgage Corp. 181 F IO	494.14%(g)	8/15/2021	2		14,020
Federal Home Loan Mortgage Corp. 1020 S IO	900.95%(g)	12/15/2020	–	(h)	2,818
Federal Home Loan Mortgage Corp. 1032 IO	544.714%(g)	12/15/2020	–	(h)	5,226
Federal Home Loan Mortgage Corp. 1046 I IO	1009.00%(g)	2/15/2021	–	(h)	3,660
Federal Home Loan Mortgage Corp. 1049 N IO	1010.50%(g)	2/15/2021	–	(h)	3,705
Federal Home Loan Mortgage Corp. 1058 I IO	1008.50%(g)	4/15/2021	–	(h)	2,147
Federal Home Loan Mortgage Corp. 1059 U IO	409.00%(g)	4/15/2021	–	(h)	2,947
Federal Home Loan Mortgage Corp. 1066 S IO	1195.607%(g)	4/15/2021	–	(h)	10,941
Federal Home Loan Mortgage Corp. 1082 D IO	1007.78%(g)	5/15/2021	–	(h)	15,665
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon	6/15/2021	20		19,016
Federal Home Loan Mortgage Corp. 1137 M IO	1185.497%(g)	9/15/2021	–	(h)	4,816

98	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon	10/15/2021	$36		$33,844
Federal Home Loan Mortgage Corp. 1180 G IO	1008.40%(g)	11/15/2021	–	(h)	2,187
Federal Home Loan Mortgage Corp. 1200 IB IO	1007.00%(g)	2/15/2022	–	(h)	906
Federal Home Loan Mortgage Corp. 1241 X IO	982.654%(g)	4/15/2022	–	(h)	1,219
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon	8/15/2022	70		63,587
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon	9/15/2022	31		29,262
Federal National Mortgage Assoc. 94 2 IO	9.50%(g)	8/1/2021	9		1,812
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon	4/25/2022	4		3,513
Federal National Mortgage Assoc. 1991–158 E IO	1008.00%(g)	12/25/2021	–	(h)	3,095

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $177,416)					242,650

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 8.85%
Federal Home Loan Mortgage Corp.(i)	3.00%	TBA	62,000		65,022,500
Federal Home Loan Mortgage Corp.(i)	3.50%	TBA	37,900		40,322,049
Federal Home Loan Mortgage Corp.(i)	4.00%	TBA	32,000		34,125,002
Federal National Mortgage Assoc.(i)	5.50%	TBA	45,000		48,916,417

Total Government Sponsored Enterprises Pass-Throughs (cost $187,149,206)					188,385,968

MUNICIPAL BONDS 0.83%

Education 0.06%
Univ of CA Rev Build America Bds Regents Univ	6.27%	5/15/2031	1,000		1,171,130

Other Revenue 0.23%
Dallas Cnty TX Hosp Dist Build America Bds Ser B	6.171%	8/15/2034	775		939,230
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%	1/1/2042	1,200		1,466,184
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%	7/1/2043	2,000		2,437,560

Total					4,842,974

See Notes to Financial Statements.	99

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Transportation 0.28%
Chicago IL O’Hare Intl Arpt Build America Bds Ser B	6.845%	1/1/2038	$2,005	$2,343,865
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	1,395	1,598,321
Metro Dist of Columbia Arpts Auth Build America Bds	7.462%	10/1/2046	1,655	2,029,825

Total				5,972,011

Utilities 0.26%
Guam Pwr Auth Rev Sub Ser A	7.50%	10/1/2015	1,500	1,564,740
Muni Elec Auth GA Build America Bds	7.055%	4/1/2057	1,775	1,992,011
New York City NY Muni Wtr Fin Auth Build America Bds	5.79%	6/15/2041	1,000	1,151,100
New York City NY Muni Wtr Fin Auth Build America Bds	6.282%	6/15/2042	750	898,988

Total				5,606,839

Total Municipal Bonds (cost $16,028,101)				17,592,954

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.25%
7 WTC Depositor LLC Trust 2012–7WTC B†	5.965%	3/13/2031	489	556,685
Arkle Master Issuer plc 2010–1A 2A†	1.461%#	5/17/2060	1,000	1,002,320
Arkle Master Issuer plc 2010–2A 1A1†	1.711%#	5/17/2060	4,000	4,035,940
Banc of America Funding Corp. 2007–6 A1	0.498%#	7/25/2037	1,052	881,882
Banc of America Large Loan, Inc. 2009-FDG C†	7.524%	1/25/2042	1,325	1,545,145
Commercial Mortgage Pass-Through Certificates 2007-FL14 AJ†	0.388%#	6/15/2022	2,540	2,464,498
Credit Suisse Mortgage Capital Certificates 2006-C5 AM	5.343%	12/15/2039	2,500	2,669,187
Credit Suisse Mortgage Capital Certificates 2009-RR2 IQA†	5.695%	4/16/2049	3,000	3,513,735
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.762%#	9/15/2039	1,300	1,327,994
Fosse Master Issuer plc 2012–1A 2A2†	1.725%#	10/18/2054	1,000	1,021,338
Fosse Master Issuer plc 2012–1A 2B1†	2.275%#	10/18/2054	1,250	1,276,374
Gracechurch Mortgage Financing plc 2006–1 A6†	0.412%#	11/20/2056	661	661,207
Gracechurch Mortgage Financing plc 2011–1A 2A1†	1.862%#	11/20/2056	2,500	2,552,810
Greenwich Capital Commercial Funding Corp. 2007-GG9 A2	5.381%	3/10/2039	1,540	1,586,729

100	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II 2006-GG8 AM	5.591%	11/10/2039	$2,000	$2,236,081
GS Mortgage Securities Corp. II 2012-GC6 C†	5.639%#	1/10/2045	2,640	2,996,250
Holmes Master Issuer plc 2010–1A A2†	1.74%#	10/15/2054	2,161	2,182,984
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.797%#	6/15/2049	2,662	2,749,990
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.812%#	6/15/2049	8,110	8,091,083
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A2SF	0.338%#	1/15/2049	2,966	2,950,684
JPMorgan Chase Commercial Mortgage Securities Corp. 2009-RR1 A4B†	5.648%#	3/18/2051	3,810	4,231,615
Merrill Lynch Floating Trust 2008-LAQA A1†	0.747%#	7/9/2021	2,051	2,025,931
Merrill Lynch Mortgage Investors, Inc. 2006-AF2 AF1	6.25%	10/25/2036	2,915	2,685,261
Merrill Lynch Mortgage Trust 2005-CKI1 B	5.438%#	11/12/2037	2,400	2,280,296
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%	6/12/2043	101	101,708
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–1 AJ	5.581%#	2/12/2039	900	830,047
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.789%#	8/12/2045	1,200	1,327,855
Permanent Master Issuer plc 2010–1A†	1.49%#	7/15/2042	2,850	2,854,893
Sequoia Mortgage Trust 2012–3 A2	3.00%	7/25/2042	1,179	1,207,377
Sequoia Mortgage Trust 2012–4 A3	2.069%	9/25/2042	1,949	1,928,069
Sequoia Mortgage Trust 2012–6 A2	1.808%	12/25/2042	3,000	3,003,000
Silverstone Master Issuer plc 2012–1A†	1.869%#	1/21/2055	3,000	3,091,050
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%	12/25/2059	3,444	3,453,106
UBS Commercial Mortgage Trust 2012-C1 D†	5.536%#	5/10/2045	4,035	3,685,252
UBS-BAMLL Trust 2012-WRM D†	4.238%#	6/10/2030	5,055	5,086,536
UBS-Citigroup Commercial Mortgage Trust 2011-C1 D†	5.875%#	1/10/2045	2,458	2,643,246
VNO Mortgage Trust 2012–6AVE E†	3.337%	11/15/2030	3,900	3,630,670
Wachovia Bank Commercial Mortgage Trust 2005-C20 B	5.248%#	7/15/2042	1,590	1,660,178
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	7/15/2045	1,774	1,954,840
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%	10/15/2048	3,360	3,621,672
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%	4/15/2047	5,000	5,233,565

See Notes to Financial Statements.	101

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2007-C32 A3	5.737%#	6/15/2049	$1,100	$1,292,820
Wells Fargo Commercial Mortgage Trust 2012-LC5 D†	4.78%#	10/15/2045	6,000	5,406,510
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%	6/15/2045	1,997	2,108,750

Total Non-Agency Commercial Mortgage-Backed Securities (cost $107,189,601)				111,647,163

Total Long-Term Investments (cost $2,144,691,077)				2,263,375,048

SHORT-TERM INVESTMENTS 2.25%

Repurchase Agreements
Repurchase Agreement dated 11/30/2012,
0.01% due 12/3/2012 with Fixed Income
Clearing Corp. collateralized by $40,000 of
Federal Home Loan Mortgage Corp. at 1.65%
due 11/15/2019 and $2,650,000 of U.S.
Treasury Bill at 0.099% due 12/27/2012;
value: $2,688,925; proceeds: $2,634,181			2,634	2,634,178
Repurchase Agreement dated 11/30/2012,
0.18% due 12/3/2012 with Bank of America
Corp. collateralized by $46,576,000 of U.S.
Treasury Bond at 2.75% due 11/15/2042;
value: $46,082,959; proceeds: $45,174,678			45,174	45,174,000

Total Short-Term Investments (cost $47,808,178)				47,808,178

Total Investments in Securities 108.62% (cost $2,192,499,255)				2,311,183,226

Liabilities in Excess of Cash, Foreign Cash and Other Assets(k) (8.62%)				(183,383,954)

Net Assets 100.00%				$2,127,799,272

102	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

CAD	Canadian Dollar
EUR	euro.
IO	Interest Only.
PIK	Payment-in-kind.
PO	Principal Only.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2012.
(b)	Foreign security traded in U.S. dollars.
(c)	Security purchased on a when-issued basis.
(d)	Investment in non-U.S. dollar denominated securities.
(e)

Debenture pays interest at an annual fixed rate of 6.974% through December 1, 2017. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.53% through June 1, 2067. This debenture is subject to full redemption at the option of the issuer any time prior to December 1, 2017.

(f)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2012.

(g)

IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.

(h)	Amount is less than $1,000.
(i)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

(j)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(p). Total Floating Rate Loans included in Level 3 amounted to $5,937,028.
(k)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on futures contracts and forward foreign currency exchange contracts, as follows:

Open Futures Contracts at November 30, 2012:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation (Depreciation)

U.S. 10-Year Treasury Note	March 2013	1,707	Short	$(228,124,547)	$(699,812)
U.S. 30-Year Treasury Bond	March 2013	332	Short	(49,820,750)	(259,887)
U.S. 5-Year Treasury Note	March 2013	848	Long	105,761,500	91,283
Ultra Long U.S. Treasury Bond	March 2013	108	Long	17,921,250	(29,718)

Totals				$(154,262,547)	$(898,134)

See Notes to Financial Statements.	103

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Argentine peso	Buy	Deutsche Bank AG	12/6/2012	24,500,000	$4,900,000	$5,057,231	$157,231
Argentine peso	Buy	J.P. Morgan	12/6/2012	1,425,000	293,059	294,145	1,086
Argentine peso	Buy	Barclays Bank plc	1/11/2013	18,200,000	3,629,836	3,652,986	23,150
Argentine peso	Buy	Deutsche Bank AG	2/8/2013	21,700,000	4,246,575	4,255,140	8,565
Chilean peso	Buy	UBS AG	12/6/2012	2,666,800,000	5,473,727	5,543,372	69,645
Chilean peso	Buy	UBS AG	1/11/2013	1,454,728,390	2,978,559	3,009,569	31,010
Colombian peso	Buy	J.P. Morgan	12/6/2012	7,260,000,000	3,926,978	3,998,582	71,604
Colombian peso	Buy	UBS AG	12/6/2012	564,400,000	309,617	310,854	1,237
Colombian peso	Buy	Barclays Bank plc	2/8/2013	4,262,000,000	2,312,534	2,331,414	18,880
Colombian peso	Buy	Deutsche Bank AG	2/8/2013	4,830,000,000	2,606,936	2,642,124	35,188
Colombian peso	Buy	UBS AG	2/8/2013	3,844,000,000	2,097,109	2,102,758	5,649
Czech koruna	Buy	Barclays Bank plc	12/6/2012	37,500,000	1,873,339	1,931,979	58,640
euro	Buy	UBS AG	12/6/2012	600,000	768,546	780,348	11,802
Hungarian forint	Buy	J.P. Morgan	12/6/2012	709,070,000	3,083,650	3,278,466	194,816
Hungarian forint	Buy	UBS AG	12/6/2012	96,000,000	428,990	443,867	14,877
Hungarian forint	Buy	UBS AG	12/6/2012	295,000,000	1,359,609	1,363,966	4,357
Hungarian forint	Buy	J.P. Morgan	1/11/2013	768,500,000	3,454,774	3,537,320	82,546
Hungarian forint	Buy	Barclays Bank plc	2/8/2013	105,575,000	472,675	484,180	11,505
Hungarian forint	Buy	UBS AG	2/8/2013	1,220,000,000	5,541,047	5,595,067	54,020
Indian rupee	Buy	Barclays Bank plc	12/6/2012	12,400,000	227,023	227,877	854
Indian rupee	Buy	Deutsche Bank AG	12/6/2012	80,700,000	1,479,648	1,483,038	3,390
Indian rupee	Buy	UBS AG	12/6/2012	144,610,000	2,554,496	2,657,524	103,028
Indian rupee	Buy	UBS AG	12/6/2012	74,430,000	1,325,085	1,367,813	42,728
Indonesian rupiah	Buy	Barclays Bank plc	12/6/2012	3,800,000,000	393,987	396,111	2,124
Indonesian rupiah	Buy	Barclays Bank plc	12/6/2012	27,735,000,000	2,857,805	2,891,088	33,283
Indonesian rupiah	Buy	Deutsche Bank AG	1/11/2013	22,450,000,000	2,316,821	2,340,154	23,333
Indonesian rupiah	Buy	J.P. Morgan	2/8/2013	69,835,000,000	7,188,369	7,267,450	79,081
Indonesian rupiah	Buy	J.P. Morgan	2/8/2013	5,183,300,000	534,912	539,405	4,493
Malaysian ringgit	Buy	UBS AG	12/6/2012	4,255,000	1,363,454	1,399,737	36,283
Malaysian ringgit	Buy	UBS AG	1/11/2013	1,030,000	335,494	338,543	3,049
Malaysian ringgit	Buy	Barclays Bank plc	2/8/2013	9,886,000	3,227,555	3,244,799	17,244
Mexican peso	Buy	Credit Suisse	12/6/2012	75,880,000	5,772,657	5,865,881	93,224
Mexican peso	Buy	J.P. Morgan	12/6/2012	6,900,000	533,366	533,402	36
Mexican peso	Buy	J.P. Morgan	1/11/2013	45,700,000	3,518,838	3,521,150	2,312
Mexican peso	Buy	UBS AG	2/8/2013	68,335,000	5,190,854	5,251,473	60,619
Peruvian Nuevo sol	Buy	Goldman Sachs	12/6/2012	5,155,000	1,994,583	1,998,762	4,179
Peruvian Nuevo sol	Buy	Morgan Stanley	12/6/2012	4,765,000	1,816,276	1,847,546	31,270
Philippine peso	Buy	J.P. Morgan	12/6/2012	203,960,000	4,856,190	4,989,276	133,086
Philippine peso	Buy	Barclays Bank plc	1/11/2013	17,115,000	413,956	420,241	6,285
Philippine peso	Buy	J.P. Morgan	2/8/2013	141,400,000	3,440,389	3,473,165	32,776
Philippine peso	Buy	Morgan Stanley	2/8/2013	121,500,000	2,940,465	2,984,368	43,903
Polish zloty	Buy	J.P. Morgan	12/6/2012	1,940,000	588,057	615,462	27,405
Polish zloty	Buy	Barclays Bank plc	1/11/2013	1,700,000	527,237	537,302	10,065
Polish zloty	Buy	Goldman Sachs	1/11/2013	22,100,000	6,901,869	6,984,928	83,059

104	See Notes to Financial Statements.

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Polish zloty	Buy	UBS AG	2/8/2013	20,445,000	$6,360,045	$6,442,791	$82,746
Polish zloty	Buy	Barclays Bank plc	3/4/2013	1,625,000	509,778	510,910	1,132
Romanian new leu	Buy	Goldman Sachs	1/11/2013	7,085,000	2,012,444	2,027,312	14,868
Russian ruble	Buy	Barclays Bank plc	12/6/2012	13,605,000	431,768	440,885	9,117
Russian ruble	Buy	Barclays Bank plc	12/6/2012	9,830,000	309,899	318,552	8,653
Russian ruble	Buy	Barclays Bank plc	12/6/2012	208,750,000	6,370,156	6,764,777	394,621
Russian ruble	Buy	Barclays Bank plc	12/6/2012	40,400,000	1,306,260	1,309,207	2,947
Russian ruble	Buy	Barclays Bank plc	1/11/2013	197,800,000	6,313,740	6,365,551	51,811
Russian ruble	Buy	Barclays Bank plc	1/11/2013	25,700,000	810,981	827,071	16,090
Russian ruble	Buy	J.P. Morgan	2/8/2013	85,730,000	2,692,525	2,748,606	56,081
Singapore dollar	Buy	Credit Suisse	2/8/2013	3,685,000	2,999,417	3,018,993	19,576
South Korean won	Buy	J.P. Morgan	12/6/2012	4,290,000,000	3,763,983	3,961,496	197,513
South Korean won	Buy	UBS AG	1/11/2013	794,000,000	710,877	732,221	21,344
South Korean won	Buy	Deutsche Bank AG	2/8/2013	3,150,000,000	2,874,612	2,900,896	26,284
South Korean won	Buy	J.P. Morgan	2/8/2013	6,915,000,000	6,308,731	6,368,157	59,426
South Korean won	Buy	J.P. Morgan	2/8/2013	605,000,000	554,537	557,156	2,619
Taiwan dollar	Buy	Goldman Sachs	12/6/2012	42,305,000	1,455,280	1,456,143	863
Thai baht	Buy	Morgan Stanley	12/6/2012	12,000,000	388,098	390,961	2,863
Thai baht	Buy	Morgan Stanley	12/6/2012	115,255,000	3,676,396	3,755,020	78,624
Thai baht	Buy	Morgan Stanley	1/11/2013	21,900,000	709,887	712,016	2,129
Thai baht	Buy	Barclays Bank plc	2/8/2013	75,450,000	2,441,590	2,449,133	7,543
Thai baht	Buy	J.P. Morgan	2/8/2013	262,800,000	8,515,878	8,530,578	14,700
Thai baht	Buy	J.P. Morgan	2/8/2013	76,725,000	2,486,228	2,490,520	4,292
Thai baht	Buy	J.P. Morgan	3/4/2013	7,900,000	256,078	256,084	6
Turkish lira	Buy	Credit Suisse	12/6/2012	7,125,000	3,884,860	3,985,981	101,121
Turkish lira	Buy	Credit Suisse	12/6/2012	9,560,000	5,215,795	5,348,207	132,412
Turkish lira	Buy	J.P. Morgan	12/6/2012	1,400,000	775,795	783,210	7,415
Turkish lira	Buy	Credit Suisse	1/11/2013	9,345,000	5,149,810	5,204,954	55,144
Turkish lira	Buy	Goldman Sachs	2/8/2013	5,091,000	2,810,999	2,826,279	15,280
Brazilian real	Sell	Barclays Bank plc	12/6/2012	1,455,000	689,573	680,724	8,849
Brazilian real	Sell	J.P. Morgan	12/6/2012	1,850,000	894,498	865,526	28,972
Brazilian real	Sell	J.P. Morgan	12/6/2012	4,395,000	2,096,851	2,056,209	40,642
Brazilian real	Sell	UBS AG	12/6/2012	1,820,000	875,631	851,490	24,141
Chilean peso	Sell	Morgan Stanley	12/6/2012	3,096,450,000	6,437,526	6,436,468	1,058
Colombian peso	Sell	Deutsche Bank AG	12/6/2012	12,579,400,000	6,934,620	6,928,342	6,278
Czech koruna	Sell	J.P. Morgan	12/6/2012	37,500,000	1,947,537	1,931,979	15,558
euro	Sell	J.P. Morgan	12/20/2012	386,000	504,471	502,100	2,371
euro	Sell	UBS AG	1/11/2013	1,545,000	2,016,862	2,010,163	6,699
Malaysian ringgit	Sell	UBS AG	1/11/2013	1,030,000	338,626	338,543	83
Singapore dollar	Sell	Credit Suisse	2/8/2013	3,685,000	3,019,947	3,018,993	954
South Korean won	Sell	J.P. Morgan	12/6/2012	4,290,000,000	3,964,880	3,961,496	3,384
Taiwan dollar	Sell	Goldman Sachs	3/4/2013	46,700,000	1,615,637	1,608,071	7,566

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,266,692

See Notes to Financial Statements.	105

Schedule of Investments (continued)
INCOME FUND November 30, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

Argentine peso	Buy	Deutsche Bank AG	2/8/2013	3,235,000	$640,214	$634,349	$(5,865)
Argentine peso	Buy	Barclays Bank plc	3/4/2013	28,000,000	5,416,908	5,359,877	(57,031)
Brazilian real	Buy	UBS AG	12/6/2012	1,050,000	513,359	491,244	(22,115)
Brazilian real	Buy	UBS AG	12/6/2012	680,000	332,715	318,139	(14,576)
Brazilian real	Buy	UBS AG	12/6/2012	7,790,000	3,758,201	3,644,565	(113,636)
Brazilian real	Buy	J.P. Morgan	1/11/2013	13,645,000	6,663,574	6,350,399	(313,175)
Brazilian real	Buy	J.P. Morgan	1/11/2013	875,000	427,873	407,226	(20,647)
Brazilian real	Buy	J.P. Morgan	2/8/2013	12,430,000	6,046,896	5,762,595	(284,301)
Brazilian real	Buy	Barclays Bank plc	3/4/2013	1,770,000	829,817	818,270	(11,547)
Chilean peso	Buy	UBS AG	12/6/2012	226,000,000	473,088	469,777	(3,311)
Chilean peso	Buy	UBS AG	12/6/2012	1,821,000,000	3,785,863	3,785,241	(622)
Chilean peso	Buy	J.P. Morgan	1/11/2013	1,207,000,000	2,516,156	2,497,064	(19,092)
Chilean peso	Buy	Deutsche Bank AG	2/8/2013	309,100,000	637,320	637,235	(85)
Chilean peso	Buy	Morgan Stanley	3/4/2013	3,180,000,000	6,536,485	6,534,470	(2,015)
Colombian peso	Buy	Barclays Bank plc	12/6/2012	4,755,000,000	2,622,363	2,618,906	(3,457)
Colombian peso	Buy	Barclays Bank plc	1/11/2013	4,273,000,000	2,349,739	2,343,604	(6,135)
Colombian peso	Buy	J.P. Morgan	1/11/2013	2,696,000,000	1,482,744	1,478,670	(4,074)
Colombian peso	Buy	Deutsche Bank AG	3/4/2013	12,993,000,000	7,100,000	7,090,024	(9,976)
Hungarian forint	Buy	Barclays Bank plc	3/4/2013	125,600,000	574,525	574,414	(111)
Indian rupee	Buy	UBS AG	12/6/2012	19,000,000	356,649	349,166	(7,483)
Indian rupee	Buy	Deutsche Bank AG	1/11/2013	205,665,000	3,924,156	3,754,845	(169,311)
Indian rupee	Buy	Deutsche Bank AG	1/11/2013	33,300,000	611,626	607,961	(3,665)
Indian rupee	Buy	Barclays Bank plc	2/8/2013	303,155,000	5,547,210	5,509,119	(38,091)
Indian rupee	Buy	Morgan Stanley	3/4/2013	232,300,000	4,204,525	4,203,764	(761)
Indonesian rupiah	Buy	Deutsche Bank AG	3/4/2013	31,661,000,000	3,281,953	3,265,536	(16,417)
Malaysian ringgit	Buy	UBS AG	12/6/2012	1,320,000	434,725	434,231	(494)
Mexican peso	Buy	UBS AG	12/6/2012	12,830,000	999,116	991,819	(7,297)
Russian ruble	Buy	UBS AG	3/4/2013	6,675,000	213,313	213,286	(27)
South African rand	Buy	Goldman Sachs	12/6/2012	4,625,000	523,282	520,065	(3,217)
South African rand	Buy	J.P. Morgan	12/6/2012	60,130,000	7,175,675	6,761,410	(414,265)
South African rand	Buy	J.P. Morgan	12/6/2012	14,535,000	1,766,301	1,634,410	(131,891)
South African rand	Buy	UBS AG	12/6/2012	5,600,000	671,171	629,701	(41,470)
South African rand	Buy	Goldman Sachs	2/8/2013	29,355,000	3,345,414	3,270,094	(75,320)
South African rand	Buy	Goldman Sachs	3/4/2013	1,920,000	213,287	213,171	(116)
South Korean won	Buy	J.P. Morgan	3/4/2013	4,445,000,000	4,091,307	4,087,356	(3,951)
Argentine peso	Sell	Barclays Bank plc	12/6/2012	25,925,000	5,348,669	5,351,376	(2,707)
Canadian dollar	Sell	Goldman Sachs	2/8/2013	605,000	606,081	608,195	(2,114)
Canadian dollar	Sell	J.P. Morgan	2/21/2013	6,179,000	6,185,978	6,209,861	(23,883)
Chilean peso	Sell	Deutsche Bank AG	12/6/2012	413,350,000	850,865	859,214	(8,349)
Chilean peso	Sell	J.P. Morgan	12/6/2012	1,204,000,000	2,478,386	2,502,707	(24,321)
euro	Sell	J.P. Morgan	12/6/2012	600,000	758,535	780,348	(21,813)
euro	Sell	UBS AG	12/20/2012	218,240	281,562	283,882	(2,320)
euro	Sell	Barclays Bank plc	2/8/2013	1,720,000	2,193,351	2,238,449	(45,098)
euro	Sell	Goldman Sachs	2/13/2013	1,155,000	1,474,092	1,503,221	(29,129)
Indian rupee	Sell	Morgan Stanley	12/6/2012	226,140,000	4,154,694	4,155,815	(1,121)
Indian rupee	Sell	UBS AG	12/6/2012	105,000,000	1,895,649	1,929,604	(33,955)

106	See Notes to Financial Statements.

Schedule of Investments (concluded)
INCOME FUND November 30, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

Indonesian rupiah	Sell	Deutsche Bank AG	12/6/2012	31,535,000,000	$3,281,478	$3,287,199	$(5,721)
Indonesian rupiah	Sell	Goldman Sachs	12/20/2012	33,000,000,000	3,430,353	3,440,477	(10,124)
Israeli new shekel	Sell	UBS AG	2/8/2013	10,350,000	2,607,403	2,706,165	(98,762)
Malaysian ringgit	Sell	Deutsche Bank AG	12/6/2012	5,575,000	1,813,303	1,833,968	(20,665)
Mexican peso	Sell	J.P. Morgan	12/6/2012	6,340,000	478,218	490,112	(11,894)
Mexican peso	Sell	J.P. Morgan	12/6/2012	19,860,000	1,498,882	1,535,271	(36,389)
Peruvian Nuevo sol	Sell	Deutsche Bank AG	12/6/2012	9,920,000	3,789,152	3,846,308	(57,156)
Polish zloty	Sell	Barclays Bank plc	1/11/2013	6,572,000	2,012,891	2,077,147	(64,256)
Taiwan dollar	Sell	Deutsche Bank AG	12/6/2012	42,305,000	1,448,801	1,456,143	(7,342)
Taiwan dollar	Sell	Credit Suisse	1/11/2013	74,770,000	2,573,395	2,576,320	(2,925)
Turkish lira	Sell	Goldman Sachs	12/6/2012	2,400,000	1,325,751	1,342,646	(16,895)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,332,486)

See Notes to Financial Statements.	107

Schedule of Investments
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 94.30%

ASSET-BACKED SECURITIES 8.57%

Automobiles 4.28%
Ally Auto Receivables Trust 2010–4 A3	0.91%	11/17/2014	$367	$367,715
Ally Auto Receivables Trust 2011–5 A2	0.80%	6/16/2014	377	377,214
Ally Auto Receivables Trust 2012–1 A2	0.71%	9/15/2014	451	451,541
Ally Auto Receivables Trust 2012–2 A2	0.56%	10/15/2014	326	326,058
Ally Auto Receivables Trust 2012–2 A3	0.74%	4/15/2016	600	602,783
Ally Auto Receivables Trust 2012–5 A3	0.62%	3/15/2017	940	941,604
AmeriCredit Automobile Receivables Trust 2011–2 A2	0.90%	9/8/2014	68	68,477
AmeriCredit Automobile Receivables Trust 2011–4 A2	0.92%	3/9/2015	110	110,208
AmeriCredit Automobile Receivables Trust 2012–1 A2	0.91%	10/8/2015	320	320,538
AmeriCredit Automobile Receivables Trust 2012–3 A2	0.71%	12/8/2015	415	415,751
AmeriCredit Automobile Receivables Trust 2012–4 A3	0.67%	6/8/2017	645	645,694
AmeriCredit Automobile Receivables Trust 2012–5 A3	0.62%	6/8/2017	800	800,046
Bank of America Auto Trust 2012–1 A2	0.59%	11/17/2014	462	462,093
BMW Vehicle Lease Trust 2011–1 A3	1.06%	2/20/2014	133	133,860
CarMax Auto Owner Trust 2011–1 A3	1.29%	9/15/2015	119	119,508
CarMax Auto Owner Trust 2011–2 A2	0.68%	9/15/2014	280	280,362
CarMax Auto Owner Trust 2011–3 A2	0.70%	11/17/2014	71	70,772
CarMax Auto Owner Trust 2012–1 A2	0.59%	3/16/2015	149	149,109
CarMax Auto Owner Trust 2012–3 A2	0.43%	9/15/2015	900	900,255
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	93	93,287
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	184	183,990
Ford Credit Auto Owner Trust 2011-B A2	0.68%	1/15/2014	4	4,249
Honda Auto Receivables Owner Trust 2012–4 A3	0.52%	8/18/2016	1,500	1,501,207
Huntington Auto Trust 2012–1 A2	0.54%	11/17/2014	718	718,211
Huntington Auto Trust 2012–2 A3	0.51%	4/17/2017	1,620	1,620,595
Hyundai Auto Lease Securitization Trust 2012-A A2†	0.68%	1/15/2015	400	400,734
Hyundai Auto Lease Securitization Trust 2012-A A3†	0.92%	8/17/2015	1,200	1,207,524

108	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Automobiles (continued)
Hyundai Auto Receivables Trust 2010-B A3	0.97%		4/15/2015	$379	$380,580
Hyundai Auto Receivables Trust 2012-C A3	0.53%		4/17/2017	850	850,713
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%		4/15/2014	284	284,124
Nissan Auto Lease Trust 2012-A A3	0.98%		5/15/2015	500	504,316
Nissan Auto Lease Trust 2012-B A3	0.58%		11/16/2015	200	200,170
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%		10/15/2014	251	251,648
Santander Drive Auto Receivables Trust 2010-A A3†	1.83%		11/17/2014	197	198,548
Santander Drive Auto Receivables Trust 2011–1 A2	0.94%		2/18/2014	334	334,054
Santander Drive Auto Receivables Trust 2011–3 A2	1.11%		8/15/2014	553	553,699
Santander Drive Auto Receivables Trust 2011–4 A3	1.64%		9/15/2015	125	126,442
Santander Drive Auto Receivables Trust 2012–1 A2	1.25%		4/15/2015	122	122,221
Santander Drive Auto Receivables Trust 2012–3 A2	0.83%		4/15/2015	321	321,338
Santander Drive Auto Receivables Trust 2012–3 A3	1.08%		4/15/2016	550	553,898
Santander Drive Auto Receivables Trust 2012–4 A2	0.79%		8/17/2015	490	491,044
Santander Drive Auto Receivables Trust 2012–6 A3	0.62%		7/15/2016	800	800,294
Volkswagen Auto Lease Trust 2012-A A3	0.87%		7/20/2015	1,150	1,158,593
Volkswagen Auto Loan Enhanced Trust 2012–2 A3	0.46%		1/20/2017	1,355	1,355,283

Total					21,760,350

Credit Cards 2.03%
American Express Credit Account
Master Trust 2012–3 B	0.708%	#	3/15/2018	300	300,651
Bank of America Credit Card Trust 2008-B1	1.708%	#	6/15/2015	225	225,347
Bank One Issuance Trust 2003-A4	0.458%	#	1/15/2016	300	300,346
Capital One Multi-Asset Execution Trust 2006-A5	0.268%	#	1/15/2016	280	279,972
Chase Issuance Trust 2004-A8	0.328%	#	9/15/2015	250	250,042
Chase Issuance Trust 2008-A4	4.65%		3/15/2015	1,350	1,367,225
Chase Issuance Trust 2012-A6 A	0.338%	#	8/15/2017	650	650,861
Citibank Credit Card Issuance Trust 2002-A10	0.458%	#	12/17/2014	170	170,021

See Notes to Financial Statements.	109

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Credit Cards (continued)
Citibank Omni Master Trust 2009-A14A†	2.958%	#	8/15/2018	$1,650	$1,720,006
Discover Card Master Trust 2008-A4	5.65%		12/15/2015	275	282,924
Discover Card Master Trust 2010-A1	0.858%	#	9/15/2015	230	230,366
Discover Card Master Trust 2012-B3	0.659%	#	5/15/2018	1,150	1,150,852
Dryrock Issuance Trust 2012–1 A	0.358%	#	8/15/2017	925	925,342
Dryrock Issuance Trust 2012–2 A	0.64%		8/15/2018	750	750,983
MBNA Credit Card Master Note Trust 2004-B1	4.45%		8/15/2016	350	366,941
MBNA Credit Card Master Note Trust 2006-C1	0.628%	#	7/15/2015	200	200,011
World Financial Network Credit Card
Master Trust 2006-A†	0.338%	#	2/15/2017	725	724,889
World Financial Network Credit Card
Master Trust 2011-A	1.68%		8/15/2018	400	407,784

Total					10,304,563

Home Equity 0.23%
Bear Stearns Asset Backed Securities Trust 2006-HE10 21A1	0.278%	#	12/25/2036	80	77,184
Bear Stearns Asset Backed Securities Trust 2007-HE3 1A1	0.328%	#	4/25/2037	52	51,770
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2A	0.268%	#	5/25/2037	74	72,489
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	760	734,073
Option One Mortgage Loan Trust 2005–1 A4	0.608%	#	2/25/2035	270	253,016

Total					1,188,532

Other 2.03%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.538%	#	6/25/2035	108	106,888
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A1†	1.34%		10/15/2043	520	522,626
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A2†	1.99%		10/15/2045	560	566,673
Morgan Stanley ABS Capital I 2006-HE1 A3	0.388%	#	1/25/2036	165	159,998
Nelnet Student Loan Trust 2010–3A A†	1.095%	#	7/27/2048	837	843,887
Nelnet Student Loan Trust 2010–4A A†	1.008%	#	4/25/2046	316	319,049
Nelnet Student Loan Trust 2012–1A A†	1.008%	#	12/27/2039	463	463,634
Saxon Asset Securities Trust 2006–3 A2	0.318%	#	10/25/2046	66	65,549
SLM Student Loan Trust 2004–2 A4	0.445%	#	10/25/2019	96	96,218
SLM Student Loan Trust 2005-A A2	0.529%	#	12/15/2020	703	696,111

110	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Other (continued)
SLM Student Loan Trust 2007–2 A2	0.315%	#	7/25/2017	$528	$527,040
SLM Student Loan Trust 2010-A 2A†	3.458%	#	5/16/2044	2,119	2,236,628
SLM Student Loan Trust 2010-C A1†	1.858%	#	12/15/2017	199	199,040
SLM Student Loan Trust 2011–1 A1(a)	0.728%	#	3/25/2026	478	480,750
SLM Student Loan Trust 2011-A A1†	1.208%	#	10/15/2024	723	726,743
SLM Student Loan Trust 2011-B A1†	1.058%	#	12/16/2024	651	652,276
SLM Student Loan Trust 2011-C A1†	1.608%	#	12/15/2023	437	441,085
SLM Student Loan Trust 2012-A A1†	1.608%	#	8/15/2025	223	225,482
SLM Student Loan Trust 2012-C A1†	1.308%	#	8/15/2023	413	415,459
SLM Student Loan Trust 2012-E A1†	0.964%	#	10/16/2023	435	435,197
Structured Asset Securities Corp. 2006-GEL3 A2†	0.438%	#	7/25/2036	144	135,974

Total					10,316,307

Total Asset-Backed Securities (cost $43,479,578)					43,569,752

CONVERTIBLE BONDS 0.23%

Computer Hardware 0.10%
SanDisk Corp.	1.00%		5/15/2013	500	497,812

Financial: Miscellaneous 0.07%
NASDAQ OMX Group, Inc. (The)	2.50%		8/15/2013	335	337,513

Oil: Integrated International 0.06%
Transocean, Inc.	1.50%		12/15/2037	325	327,031

Total Convertible Bonds (cost $1,160,015)					1,162,356

CORPORATE BONDS 49.09%

Advertising 0.08%
MDC Partners, Inc.	11.00%		11/1/2016	380	418,950

Aerospace/Defense 0.02%
BAE Systems Holdings, Inc.†	5.20%		8/15/2015	65	71,422
BAE Systems plc (United Kingdom)†(b)	3.50%		10/11/2016	50	52,998

Total					124,420

Air Transportation 0.17%
Bristow Group, Inc.	6.25%		10/15/2022	100	106,375
Continental Airlines, Inc.†	6.75%		9/15/2015	710	748,162
Continental Airlines, Inc.	7.461%		10/1/2016	15	15,407

Total					869,944

See Notes to Financial Statements.	111

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Apparel 0.02%
J. Crew Group, Inc.	8.125%		3/1/2019	$75	$79,125

Auto Parts: Original Equipment 0.12%
Delphi Corp.	5.875%		5/15/2019	50	54,250
Hertz Corp. (The)	7.50%		10/15/2018	400	440,000
International Automotive Components Group SA (Luxembourg)†(b)	9.125%		6/1/2018	100	93,500
Stanadyne Holdings, Inc.	12.00%		2/15/2015	50	33,250

Total					621,000

Auto: Trucks & Parts 0.02%
Commercial Vehicle Group, Inc.	7.875%		4/15/2019	25	24,500
PEP Boys-Manny Moe & Jack	7.50%		12/15/2014	75	75,188

Total					99,688

Automotive 0.29%
Daimler Finance North America LLC†	1.599%	#	9/13/2013	150	150,953
Kia Motors Corp. (South Korea)†(b)	3.625%		6/14/2016	200	212,004
Roper Industries, Inc.	6.625%		8/15/2013	300	312,187
TRW Automotive, Inc.†	8.875%		12/1/2017	710	784,550

Total					1,459,694

Banks: Diversified 7.69%
Abbey National Treasury Services plc(b)	1.893%	#	4/25/2014	250	249,524
Abbey National Treasury Services plc(b)	2.875%		4/25/2014	753	766,181
Abbey National Treasury Services plc†(b)	3.875%		11/10/2014	100	103,330
Abbey National Treasury Services plc(b)	4.00%		4/27/2016	175	185,257
Abbey National Treasury Services plc COD	1.615%	#	4/25/2013	50	50,172
Associated Banc-Corp	1.875%		3/12/2014	550	550,254
Associated Banc-Corp.	5.125%		3/28/2016	800	881,044
Banco Bradesco SA	2.41%	#	5/16/2014	253	254,396
Banco Bradesco SA†	2.41%	#	5/16/2014	200	200,563
Banco Bradesco SA†	3.125%		4/22/2013	400	402,500
Banco Bradesco SA†	4.50%		1/12/2017	200	211,000
Banco Bradesco SA	8.75%		4/24/2015	400	426,000
Banco de Credito e Inversiones (Chile)†(b)	3.00%		9/13/2017	200	201,620
Banco del Estado de Chile (Chile)†(b)	2.00%		11/9/2017	500	497,456
Banco del Estado de Chile COD	2.03%		4/2/2015	100	100,000
Banco do Brasil SA	3.875%		1/23/2017	200	208,000
Banco do Nordeste do Brasil SA (Brazil)†(b)	3.625%		11/9/2015	100	103,500

112	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Banco do Nordeste do Brasil SA (Brazil)†(b)	4.375%	5/3/2019	$200	$206,000
Banco Industrial e Comercial SA (Brazil)†(b)	6.25%	1/20/2013	100	100,270
Bank of America Corp.	1.50%	10/9/2015	475	477,019
Bank of America Corp.	4.90%	5/1/2013	565	574,507
Bank of America Corp.	5.75%	12/1/2017	315	364,690
Bank of America Corp.	6.00%	9/1/2017	25	29,120
Bank of America Corp.	6.50%	8/1/2016	100	116,252
Bank of America Corp.	7.375%	5/15/2014	1,250	1,357,829
Bank of America Corp.	7.625%	6/1/2019	750	960,229
Bank of America Corp.	7.75%	8/15/2015	15	16,977
Bank of America Corp.	7.80%	9/15/2016	65	76,422
Bank of America NA	5.30%	3/15/2017	125	139,876
Bank of America NA	6.10%	6/15/2017	250	286,823
Bank of Nova Scotia (Canada)†(b)	2.15%	8/3/2016	1,980	2,084,999
Bank One Corp.	4.90%	4/30/2015	575	619,587
Caixa Economica Federal (Brazil)†(b)	2.375%	11/6/2017	150	149,250
CIT Group, Inc.†	4.75%	2/15/2015	250	260,625
Citigroup, Inc.	3.953%	6/15/2016	250	269,580
Citigroup, Inc.	4.587%	12/15/2015	225	246,205
Citigroup, Inc.	4.70%	5/29/2015	375	405,338
Citigroup, Inc.	5.00%	9/15/2014	1,225	1,290,488
Citigroup, Inc.	5.30%	1/7/2016	375	416,073
Citigroup, Inc.	5.50%	2/15/2017	450	499,858
Citigroup, Inc.	5.50%	4/11/2013	1,625	1,652,449
Citigroup, Inc.	6.00%	12/13/2013	750	789,418
Citigroup, Inc.	6.01%	1/15/2015	175	191,815
Citigroup, Inc.	6.125%	11/21/2017	233	277,230
Commonwealth Bank of Australia (Australia)†(b)	2.70%	11/25/2014	280	292,282
DnB NOR Boligkreditt AS (Norway)†(b)	2.10%	10/14/2016	1,980	2,057,925
First Citizens St. Lucia Ltd. (Saint Lucia)†(b)	4.903%	2/9/2016	150	158,650
First Midwest Bancorp, Inc.	5.875%	11/22/2016	125	131,415
Goldman Sachs Group, Inc. (The)	1.60%	11/23/2015	600	601,786
Goldman Sachs Group, Inc. (The)	3.30%	5/3/2015	450	469,030
Goldman Sachs Group, Inc. (The)	3.70%	8/1/2015	460	485,909
Goldman Sachs Group, Inc. (The)	5.125%	1/15/2015	100	107,619
Goldman Sachs Group, Inc. (The)	5.35%	1/15/2016	265	294,372
Goldman Sachs Group, Inc. (The)	5.50%	11/15/2014	300	323,661
Goldman Sachs Group, Inc. (The)	6.15%	4/1/2018	475	555,508

See Notes to Financial Statements.	113

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Goldman Sachs Group, Inc. (The)	6.25%	9/1/2017	$300	$350,581
HBOS plc (United Kingdom)†(b)	6.75%	5/21/2018	100	106,750
HSBC USA, Inc.	2.375%	2/13/2015	750	772,647
ING Bank NV (Netherlands)†(b)	2.00%	9/25/2015	600	604,132
JPMorgan Chase & Co.	3.45%	3/1/2016	320	341,453
JPMorgan Chase & Co.	4.875%	3/15/2014	35	36,546
JPMorgan Chase Bank NA	6.00%	10/1/2017	1,395	1,653,920
Morgan Stanley	1.916%#	1/24/2014	50	50,324
Morgan Stanley	5.375%	10/15/2015	300	325,159
Morgan Stanley	5.55%	4/27/2017	375	415,256
Morgan Stanley	5.95%	12/28/2017	150	170,054
Morgan Stanley	6.00%	4/28/2015	1,275	1,390,096
Morgan Stanley	6.00%	5/13/2014	1,175	1,246,069
Nordea Eiendomskreditt AS (Norway)†(b)	2.125%	9/22/2016	1,210	1,255,074
Provident Funding Associates LP/PFG
Finance Corp.†	10.125%	2/15/2019	15	15,825
Regions Financial Corp.	4.875%	4/26/2013	75	76,219
Regions Financial Corp.	7.75%	11/10/2014	425	469,625
Royal Bank of Canada (Canada)(b)	1.20%	9/19/2017	1,015	1,022,784
Russian Agricultural Bank OJSC via RSHB
Capital SA (Luxembourg)†(b)	5.298%	12/27/2017	200	212,500
Russian Agricultural Bank OJSC via RSHB
Capital SA (Luxembourg)†(b)	7.125%	1/14/2014	200	212,000
Sberbank via SB Capital SA (Russia)†(b)	4.95%	2/7/2017	200	213,418
Sberbank via SB Capital SA (Russia)(b)	5.40%	3/24/2017	100	108,146
Shinhan Bank (South Korea)†(b)	4.375%	7/27/2017	200	221,054
Sparebank 1 Boligkreditt AS (Norway)†(b)	2.30%	6/30/2018	950	998,046
State Bank of India (United Kingdom)†(b)	4.125%	8/1/2017	200	206,118
Swedbank Hypotek AB (Sweden)†(b)	2.95%	3/28/2016	370	395,325
Synovus Financial Corp.	5.125%	6/15/2017	200	195,000
Synovus Financial Corp.	7.875%	2/15/2019	200	221,000
Turkiye Halk Bankasi AS (Turkey)†(b)	4.875%	7/19/2017	200	216,000
VTB Bank OJSC via VTB Capital SA
(Luxembourg)†(b)	6.00%	4/12/2017	200	212,000
Wells Fargo Bank, NA	4.75%	2/9/2015	250	269,483
Westpac Banking Corp. (Australia)†(b)	2.90%	9/10/2014	350	365,152

Total				39,075,639

114	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Money Center 0.82%
Akbank TAS (Turkey)†(b)	3.875%	10/24/2017	$150	$155,085
Banco de Credito del Peru (Peru)†(b)	4.75%	3/16/2016	100	107,000
Banco Latinoamericano de Comercio
Exterior SA (Panama)†(b)	3.75%	4/4/2017	200	206,200
Caribbean Development Bank†	0.621%#	7/19/2013	200	200,277
Central American Bank for Economic
Integration (Honduras)†(b)	6.75%	4/15/2013	125	127,729
Eurasian Development Bank (Kazakhstan)†(b)	7.375%	9/29/2014	400	441,000
European Investment Bank (Luxembourg)(b)	4.875%	2/16/2016	196	222,294
Export-Import Bank of Korea (South Korea)(b)	3.75%	10/20/2016	200	217,068
Sovereign Bank	5.125%	3/15/2013	692	699,014
Wachovia Corp.	5.625%	10/15/2016	275	316,970
Zions Bancorporation	4.00%	6/20/2016	375	383,979
Zions Bancorporation	4.50%	3/27/2017	775	814,665
Zions Bancorporation	7.75%	9/23/2014	245	269,200

Total				4,160,481

Beverages 0.34%
Ajecorp BV (Netherlands)†(b)	6.50%	5/14/2022	200	217,000
Beam, Inc.	4.875%	12/1/2013	83	86,051
Beam, Inc.	5.375%	1/15/2016	50	56,228
Central American Bottling Corp.†	6.75%	2/9/2022	30	32,850
Cott Beverages, Inc.	8.125%	9/1/2018	50	55,500
Cott Beverages, Inc.	8.375%	11/15/2017	550	600,875
Pernod Ricard SA (France)†(b)	2.95%	1/15/2017	650	686,546

Total				1,735,050

Biotechnology Research & Production 0.30%
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	1,007	1,095,103
Laboratory Corp. of America Holdings	5.625%	12/15/2015	100	112,048
Life Technologies Corp.	3.375%	3/1/2013	220	220,999
Life Technologies Corp.	4.40%	3/1/2015	100	106,595

Total				1,534,745

Brokers 0.30%
E*Trade Financial Corp.	6.75%	6/1/2016	100	105,500
Raymond James Financial, Inc.	8.60%	8/15/2019	1,100	1,401,113

Total				1,506,613

See Notes to Financial Statements.	115

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Building Materials 0.19%
Cemex Finance LLC†	9.375%	10/12/2022	$200	$216,500
Cimento Tupi SA (Brazil)†(b)	9.75%	5/11/2018	95	99,988
Interline Brands, Inc.	7.50%	11/15/2018	145	157,688
Nortek, Inc.	8.50%	4/15/2021	165	180,262
Owens Corning, Inc.	6.50%	12/1/2016	52	58,840
Owens Corning, Inc.	9.00%	6/15/2019	200	252,601

Total				965,879

Business Services 0.49%
Alliance Data Systems Corp.†	5.25%	12/1/2017	400	406,000
Alliance Data Systems Corp.†	6.375%	4/1/2020	75	79,500
ERAC USA Finance LLC†	2.25%	1/10/2014	425	429,778
ERAC USA Finance LLC†	2.75%	7/1/2013	50	50,618
ERAC USA Finance LLC†	5.60%	5/1/2015	75	82,430
ERAC USA Finance LLC†	5.90%	11/15/2015	250	282,129
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	100	107,500
Iron Mountain, Inc.	8.375%	8/15/2021	650	721,500
Monitronics International, Inc.	9.125%	4/1/2020	150	154,500
Verisk Analytics, Inc.	4.875%	1/15/2019	175	189,320

Total				2,503,275

Cable Services 0.03%
Historic TW, Inc.	9.125%	1/15/2013	125	126,145

Capital Goods 0.04%
Sequa Corp.†	11.75%	12/1/2015	200	207,500

Chemicals 1.30%
Airgas, Inc.	2.85%	10/1/2013	125	127,017
Airgas, Inc.	7.125%	10/1/2018	425	455,427
Braskem SA (Brazil)†(b)	11.75%	1/22/2014	100	111,000
Cabot Finance BV (Netherlands)†(b)	5.25%	9/1/2013	100	103,030
CF Industries, Inc.	6.875%	5/1/2018	540	664,640
Chemtura Corp.	7.875%	9/1/2018	90	96,525
Cytec Industries, Inc.	6.00%	10/1/2015	500	554,352
Incitec Pivot Ltd. (Australia)†(b)	4.00%	12/7/2015	585	616,388
INEOS Finance plc (United Kingdom)†(b)	8.375%	2/15/2019	100	107,000
INEOS Group Holdings Ltd.
(United Kingdom)†(b)	8.50%	2/15/2016	155	152,675

116	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Chemicals (continued)
LyondellBasell Industries NV (Netherlands)(b)	5.00%	4/15/2019	$200	$223,250
Methanex Corp. (Canada)(b)	6.00%	8/15/2015	855	925,398
Phibro Animal Health Corp.†	9.25%	7/1/2018	525	518,438
Rhodia SA (France)†(b)	6.875%	9/15/2020	750	850,842
Yara International ASA (Norway)†(b)	7.875%	6/11/2019	850	1,097,641

Total				6,603,623

Coal 0.02%
Cloud Peak Energy Resources LLC/Cloud Peak
Energy Finance Corp.	8.25%	12/15/2017	50	54,000
Peabody Energy Corp.	6.00%	11/15/2018	50	52,500

Total				106,500

Communications & Media 0.04%
Digicel Ltd. (Jamaica)†(b)	12.00%	4/1/2014	200	222,000

Computer Hardware 1.18%
Hewlett-Packard Co.	0.592%#	5/24/2013	725	721,532
Hewlett-Packard Co.	1.25%	9/13/2013	1,625	1,619,093
Hewlett-Packard Co.	2.35%	3/15/2015	500	495,091
Hewlett-Packard Co.	4.50%	3/1/2013	1,875	1,889,016
Hewlett-Packard Co.	6.125%	3/1/2014	550	575,699
Lexmark International, Inc.	5.90%	6/1/2013	225	229,252
Seagate Technology International†	10.00%	5/1/2014	412	447,535

Total				5,977,218

Computer Service 0.03%
Computer Sciences Corp.	2.50%	9/15/2015	125	127,711

Computer Software 0.73%
BMC Software, Inc.	7.25%	6/1/2018	1,050	1,226,360
Brocade Communications Systems, Inc.	6.625%	1/15/2018	50	52,125
HP Enterprise Services LLC	6.00%	8/1/2013	300	307,484
Netflix, Inc.	8.50%	11/15/2017	328	353,830
SERENA Software, Inc.	10.375%	3/15/2016	303	310,575
SunGard Data Systems, Inc.	7.375%	11/15/2018	600	642,750
Symantec Corp.	2.75%	9/15/2015	75	77,547
Symantec Corp.	2.75%	6/15/2017	715	739,922

Total				3,710,593

See Notes to Financial Statements.	117

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Construction/Homebuilding 0.29%
CRH America, Inc.	4.125%	1/15/2016	$125	$130,290
CRH America, Inc.	5.30%	10/15/2013	655	678,818
CRH America, Inc.	6.00%	9/30/2016	55	61,951
CRH America, Inc.	8.125%	7/15/2018	350	426,260
Empresas ICA SAB de CV (Mexico)†(b)	8.375%	7/24/2017	150	158,625

Total				1,455,944

Consumer Products 0.27%
Avon Products, Inc.	4.625%	5/15/2013	500	505,157
Avon Products, Inc.	4.80%	3/1/2013	225	226,716
Avon Products, Inc.	5.625%	3/1/2014	600	630,442

Total				1,362,315

Containers 0.68%
Ball Corp.	6.75%	9/15/2020	110	121,000
Berry Plastics Corp.	9.50%	5/15/2018	875	962,500
Berry Plastics Corp.	10.25%	3/1/2016	150	155,813
Crown Americas LLC/Crown Americas
Capital Corp. II	7.625%	5/15/2017	335	357,194
Rexam plc (United Kingdom)†(b)	6.75%	6/1/2013	650	666,835
Rock-Tenn Co.†	3.50%	3/1/2020	85	88,188
Rock-Tenn Co.†	4.45%	3/1/2019	250	272,392
Rock-Tenn Co.	5.625%	3/15/2013	300	302,203
Sealed Air Corp.	7.875%	6/15/2017	350	376,250
Sealed Air Corp.†	8.125%	9/15/2019	125	139,375

Total				3,441,750

Copper 0.02%
Southern Copper Corp.	6.375%	7/27/2015	100	111,675

Data Product, Equipment & Communications 0.39%
Fidelity National Information Services, Inc.	7.625%	7/15/2017	1,050	1,149,750
Fidelity National Information Services, Inc.	7.875%	7/15/2020	725	819,250

Total				1,969,000

Diversified 0.32%
Ingersoll-Rand Global Holding Co., Ltd.	6.00%	8/15/2013	175	181,631
Ingersoll-Rand Global Holding Co., Ltd.	9.50%	4/15/2014	1,275	1,420,098

Total				1,601,729

118	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Drugs 0.26%
Express Scripts Holding Co.†	2.75%	11/21/2014	$102	$105,407
McKesson Corp.	5.25%	3/1/2013	100	101,111
Mylan, Inc.†	6.00%	11/15/2018	1,000	1,107,500

Total				1,314,018

Electric: Equipment/Components 0.03%
Enel Finance International SA (Italy)†(b)	5.70%	1/15/2013	150	150,904

Electric: Power 1.90%
Black Hills Corp.	9.00%	5/15/2014	1,150	1,273,209
CE Generation LLC	7.416%	12/15/2018	493	509,270
Duquesne Light Holdings, Inc.	5.50%	8/15/2015	500	543,646
Elwood Energy LLC	8.159%	7/5/2026	122	126,177
Entergy Mississippi, Inc.	3.25%	6/1/2016	80	84,523
FPL Energy Virginia Funding Corp.†	7.52%	6/30/2019	643	688,092
Great Plains Energy, Inc.	2.75%	8/15/2013	275	278,211
Metropolitan Edison Co.	4.95%	3/15/2013	100	101,165
Monongahela Power Co., Inc.†	7.95%	12/15/2013	200	214,319
NiSource Finance Corp.	5.40%	7/15/2014	100	107,005
NiSource Finance Corp.	6.15%	3/1/2013	400	404,938
North American Energy Alliance LLC/
North American Energy Alliance Finance Corp.	10.875%	6/1/2016	380	421,325
Oncor Electric Delivery Co. LLC	5.00%	9/30/2017	225	258,000
Oncor Electric Delivery Co. LLC	6.375%	1/15/2015	1,100	1,219,592
Oncor Electric Delivery Co. LLC	6.80%	9/1/2018	400	496,285
PNM Resources, Inc.	9.25%	5/15/2015	125	143,750
PPL WEM Holdings plc (United Kingdom)†(b)	3.90%	5/1/2016	650	687,634
Red Oak Power LLC	8.54%	11/30/2019	696	758,996
Star Energy Geothermal Wayang
Windu Ltd. (Indonesia)†(b)	11.50%	2/12/2015	235	253,800
Trans-Allegheny Interstate Line Co.†	4.00%	1/15/2015	545	574,171
TransAlta Corp. (Canada)(b)	5.75%	12/15/2013	500	522,813

Total				9,666,921

Electrical Equipment 0.04%
Xerox Corp.	8.25%	5/15/2014	200	219,262

Electrical: Household 0.03%
WireCo WorldGroup, Inc.	9.50%	5/15/2017	160	169,600

See Notes to Financial Statements.	119

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electronics 0.10%
FLIR Systems, Inc.	3.75%	9/1/2016	$250	$256,772
Jabil Circuit, Inc.	7.75%	7/15/2016	220	255,750

Total				512,522

Energy Equipment & Services 0.73%
Energy Transfer Partners LP	5.95%	2/1/2015	1,477	1,622,592
Energy Transfer Partners LP	6.00%	7/1/2013	1,475	1,514,687
Energy Transfer Partners LP	8.50%	4/15/2014	325	354,808
Gazprom OAO via RBS AG (Germany)†(b)	9.625%	3/1/2013	230	234,915

Total				3,727,002

Engineering & Contracting Services 0.05%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	375	277,500

Entertainment 0.81%
American Casino & Entertainment
Properties LLC/ACEP Finance Corp.	11.00%	6/15/2014	400	413,250
Greektown Superholdings, Inc.	13.00%	7/1/2015	475	509,437
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	250	279,375
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	265	290,506
Production Resource Group LLC	8.875%	5/1/2019	200	143,500
Seminole Indian Tribe of Florida†	5.798%	10/1/2013	100	102,051
Seminole Indian Tribe of Florida†	6.535%	10/1/2020	300	323,712
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	1,350	1,478,250
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	555	563,325

Total				4,103,406

Financial Services 4.49%
Air Lease Corp.†	4.50%	1/15/2016	400	405,000
Air Lease Corp.	5.625%	4/1/2017	675	708,750
American Express Credit Corp.	7.30%	8/20/2013	100	104,804
Aon Corp.	3.50%	9/30/2015	25	26,434
Bear Stearns Cos. LLC (The)	5.55%	1/22/2017	650	736,115
CNH Capital LLC†	3.875%	11/1/2015	275	282,906
Credit Suisse AG (Guernsey)†(b)	1.625%	3/6/2015	2,055	2,100,368
Discover Financial Services†	3.85%	11/21/2022	750	757,359
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(b)	6.50%	5/30/2021	200	204,771
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	600	606,680
FMR LLC†	4.75%	3/1/2013	300	302,648

120	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial Services (continued)
General Electric Capital Corp.	1.625%	7/2/2015	$675	$685,057
General Electric Capital Corp.	4.375%	9/21/2015	835	912,774
General Electric Capital Corp.	5.40%	9/20/2013	1,125	1,169,335
General Electric Capital Corp.	5.625%	9/15/2017	600	708,883
General Electric Capital Corp.	5.625%	5/1/2018	353	421,081
Goldman Sachs Group LP†	8.00%	3/1/2013	100	101,507
HSBC Finance Corp.	5.25%	1/15/2014	666	696,621
Hyundai Capital America†	1.625%	10/2/2015	250	251,919
Hyundai Capital America†	3.75%	4/6/2016	100	106,335
Hyundai Capital America†	4.00%	6/8/2017	200	216,949
Hyundai Capital Services, Inc. (South Korea)†(b)	3.50%	9/13/2017	200	212,666
Hyundai Capital Services, Inc. (South Korea)†(b)	4.375%	7/27/2016	600	649,217
Hyundai Capital Services, Inc. (South Korea)†(b)	6.00%	5/5/2015	200	220,540
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	150	160,648
Merrill Lynch & Co., Inc.	5.45%	7/15/2014	225	240,116
Merrill Lynch & Co., Inc.	5.45%	2/5/2013	1,150	1,159,619
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	300	328,171
Merrill Lynch & Co., Inc.	6.15%	4/25/2013	650	663,695
Merrill Lynch & Co., Inc.	6.40%	8/28/2017	200	234,527
MU Finance plc (United Kingdom)†(b)	8.375%	2/1/2017	723	784,039
Nationstar Mortgage LLC/Nationstar Capital Corp.	10.875%	4/1/2015	575	623,156
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	275	288,062
Prudential Financial, Inc.	6.20%	1/15/2015	125	138,335
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	125	134,688
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	500	572,500
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	316	329,677
Virgin Media Secured Finance plc (United Kingdom)(b)	6.50%	1/15/2018	2,925	3,188,250
Woodside Finance Ltd. (Australia)†(b)	4.50%	11/10/2014	350	371,108
Woodside Finance Ltd. (Australia)†(b)	5.00%	11/15/2013	100	103,618
Woodside Finance Ltd. (Australia)†(b)	8.125%	3/1/2014	835	905,599

Total				22,814,527

See Notes to Financial Statements.	121

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial: Miscellaneous 2.19%
Bunge Ltd. Finance Corp.	5.875%	5/15/2013	$150	$153,365
Compagnie de Financement Foncier SA (France)†(b)	2.125%	4/22/2013	1,040	1,045,716
Compagnie de Financement Foncier SA (France)†(b)	2.25%	3/7/2014	1,500	1,528,410
Equifax, Inc.	4.45%	12/1/2014	55	57,962
Ford Motor Credit Co. LLC	2.75%	5/15/2015	700	713,216
Ford Motor Credit Co. LLC	3.875%	1/15/2015	500	519,570
Ford Motor Credit Co. LLC	7.00%	4/15/2015	300	334,039
Ford Motor Credit Co. LLC	8.00%	12/15/2016	1,100	1,329,093
Ford Motor Credit Co. LLC	8.125%	1/15/2020	75	95,596
Ford Motor Credit Co. LLC	8.70%	10/1/2014	200	225,197
Ford Motor Credit Co. LLC	12.00%	5/15/2015	900	1,111,500
NASDAQ OMX Group, Inc. (The)	4.00%	1/15/2015	25	26,226
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	660	719,175
SLM Corp.	3.875%	9/10/2015	375	383,688
SLM Corp.	5.00%	10/1/2013	25	25,750
SLM Corp.	5.375%	1/15/2013	150	150,979
SLM Corp.	6.00%	1/25/2017	25	27,125
SLM Corp.	6.25%	1/25/2016	2,250	2,452,500
Turkiye Garanti Bankasi AS (Turkey)†(b)	4.00%	9/13/2017	200	208,000

Total				11,107,107

Food 0.73%
CFG Investment SAC (Peru)†(b)	9.75%	7/30/2019	200	166,460
Dean Foods Co.	7.00%	6/1/2016	225	242,438
Dean Foods Co.	9.75%	12/15/2018	725	821,062
JBS USA LLC/JBS USA Finance, Inc.	11.625%	5/1/2014	100	112,875
Kraft Foods, Inc.	2.625%	5/8/2013	200	201,540
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	1,100	1,124,750
Raizen Fuels Finance Ltd.†	9.50%	8/15/2014	100	111,100
Southern States Cooperative, Inc.†	11.25%	5/15/2015	80	83,600
Wm. Wrigley Jr. Co.†	3.70%	6/30/2014	750	777,929
Wm. Wrigley Jr. Co.	4.65%	7/15/2015	75	80,294

Total				3,722,048

Food/Beverage 0.01%
Cadbury Schweppes US Finance LLC†	5.125%	10/1/2013	72	74,307

Gaming 0.04%
CCM Merger, Inc.†	9.125%	5/1/2019	200	201,000

122	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Health Care Management Services 0.02%
WellPoint, Inc.	5.25%		1/15/2016	$105	$117,782

Health Care Products 0.27%
Bausch & Lomb, Inc.	9.875%		11/1/2015	274	282,220
Biogen Idec, Inc.	6.00%		3/1/2013	125	126,594
Boston Scientific Corp.	4.50%		1/15/2015	450	479,915
Boston Scientific Corp.	5.45%		6/15/2014	35	37,259
Boston Scientific Corp.	6.25%		11/15/2015	100	113,021
DENTSPLY International, Inc.	1.81%	#	8/15/2013	120	120,765
Hanger, Inc.	7.125%		11/15/2018	25	26,438
HCA, Inc.	7.25%		9/15/2020	142	159,040

Total					1,345,252

Health Care Services 0.31%
American Renal Associates Holdings, Inc. PIK	9.75%		3/1/2016	274	291,125
Centene Corp.	5.75%		6/1/2017	60	64,050
Community Health Systems, Inc.	8.00%		11/15/2019	375	410,156
Express Scripts, Inc.	6.25%		6/15/2014	50	54,069
Kindred Healthcare, Inc.	8.25%		6/1/2019	80	78,000
Medco Health Solutions, Inc.	6.125%		3/15/2013	210	213,312
Nationwide Health Properties, Inc.	6.00%		5/20/2015	10	11,156
Nationwide Health Properties, Inc.	6.25%		2/1/2013	440	443,591

Total					1,565,459

Household Equipment/Products 0.14%
Newell Rubbermaid, Inc.	2.00%		6/15/2015	105	106,436
Newell Rubbermaid, Inc.	5.50%		4/15/2013	125	127,055
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer (Luxembourg) SA	9.875%		8/15/2019	375	399,375
Spectrum Brands Escrow Corp.†	6.375%		11/15/2020	60	62,400

Total					695,266

Household Furnishings 0.19%
Whirlpool Corp.	5.50%		3/1/2013	150	151,759
Whirlpool Corp.	8.60%		5/1/2014	725	800,890

Total					952,649

Industrial Products 0.10%
Vale Overseas Ltd. (Brazil)(b)	9.00%		8/15/2013	500	526,065

See Notes to Financial Statements.	123

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Insurance 1.16%
American International Group, Inc.†	3.75%	11/30/2013	$50	$51,408
American International Group, Inc.	4.25%	5/15/2013	205	208,216
American International Group, Inc.	4.875%	9/15/2016	650	728,279
American International Group, Inc.	5.05%	10/1/2015	75	82,531
Fidelity National Financial, Inc.	6.60%	5/15/2017	450	510,354
Hartford Financial Services Group, Inc.	4.625%	7/15/2013	200	204,417
Hartford Financial Services Group, Inc.	4.75%	3/1/2014	25	26,026
Hartford Financial Services Group, Inc.	5.375%	3/15/2017	275	313,250
Hartford Financial Services Group, Inc.	6.30%	3/15/2018	300	358,022
Hartford Financial Services Group, Inc.	7.30%	11/1/2015	35	40,000
Liberty Mutual Group, Inc.†	5.75%	3/15/2014	160	168,099
Liberty Mutual Group, Inc.†	6.70%	8/15/2016	225	258,931
Markel Corp.	6.80%	2/15/2013	350	353,705
Markel Corp.	7.125%	9/30/2019	460	560,010
Willis Group Holdings plc (United Kingdom)(b)	4.125%	3/15/2016	375	400,545
Willis North America, Inc.	5.625%	7/15/2015	1,375	1,507,906
Willis North America, Inc.	6.20%	3/28/2017	125	143,202

Total				5,914,901

Investment Management Companies 0.39%
Lazard Group LLC	6.85%	6/15/2017	750	866,990
Lazard Group LLC	7.125%	5/15/2015	791	877,551
Nuveen Investments, Inc.	5.50%	9/15/2015	250	238,750

Total				1,983,291

Jewelry, Watches & Gemstones 0.02%
ALROSA Finance SA (Luxembourg)†(b)	8.875%	11/17/2014	100	110,750

Leasing 0.84%
International Lease Finance Corp.	4.875%	4/1/2015	150	154,313
International Lease Finance Corp.	5.625%	9/20/2013	319	328,969
International Lease Finance Corp.	5.75%	5/15/2016	525	551,438
International Lease Finance Corp.	6.375%	3/25/2013	381	386,715
International Lease Finance Corp.†	6.50%	9/1/2014	100	107,000
International Lease Finance Corp.	8.625%	9/15/2015	425	474,937
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017	250	270,313
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	7/11/2014	160	161,820
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	1,303	1,305,911
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	500	513,190

Total				4,254,606

124	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Leisure 0.45%
Carnival Corp.	1.875%	12/15/2017	$450	$452,737
Chester Downs & Marina LLC†	9.25%	2/1/2020	10	9,925
Easton-Bell Sports, Inc.	9.75%	12/1/2016	900	970,884
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	325	342,062
Royal Caribbean Cruises Ltd.	7.25%	3/15/2018	428	486,850

Total				2,262,458

Lodging 0.23%
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	395	432,525
Hyatt Hotels Corp.	3.875%	8/15/2016	50	53,110
Hyatt Hotels Corp.†	5.75%	8/15/2015	130	142,552
Sugarhouse HSP Gaming Prop. Mezz. LP/ Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	500	536,875

Total				1,165,062

Machinery: Agricultural 0.23%
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018	250	230,000
Camposol SA (Peru)†(b)	9.875%	2/2/2017	270	299,700
Lorillard Tobacco Co.	8.125%	6/23/2019	400	513,359
MHP SA (Ukraine)†(b)	10.25%	4/29/2015	100	103,250
Universal Corp.	5.20%	10/15/2013	25	25,813

Total				1,172,122

Machinery: Industrial/Specialty 0.10%
Cleaver-Brooks, Inc.†	12.25%	5/1/2016	270	298,687
Dematic SA (Luxembourg)†(b)	8.75%	5/1/2016	200	214,000

Total				512,687

Machinery: Oil Well Equipment & Services 0.02%
National Oilwell Varco, Inc.	6.125%	8/15/2015	100	101,364

Manufacturing 0.25%
Gibraltar Industries, Inc.	8.00%	12/1/2015	150	152,869
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	200	206,000
Pentair Finance SA (Luxembourg)†(b)	1.35%	12/1/2015	400	400,268
Smiths Group plc (United Kingdom)†(b)	6.05%	5/15/2014	500	527,030

Total				1,286,167

See Notes to Financial Statements.	125

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Materials & Commodities 0.17%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		$783	$853,470

Media 0.36%
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc.	4.75%	10/1/2014		325	347,346
Globo Comunicacao e Participacoes SA (Brazil)(7.25% after 5/11/2017)~†(b)	5.307%	5/11/2022		200	218,000
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020		50	54,625
Interpublic Group of Cos., Inc. (The)	2.25%	11/15/2017		350	345,821
Interpublic Group of Cos., Inc. (The)	10.00%	7/15/2017		160	176,600
NET Servicos de Comunicacao SA (Brazil)(b)	7.50%	1/27/2020		100	115,750
Videotron Ltee (Canada)(b)	6.375%	12/15/2015		100	101,625
Videotron Ltee (Canada)(b)	9.125%	4/15/2018		450	482,625

Total					1,842,392

Metal Fabricating 0.05%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015		51	50,617
Timken Co.	6.00%	9/15/2014		175	187,622
Xstrata Canada Corp. (Canada)(b)	6.00%	10/15/2015		25	27,895

Total					266,134

Metals & Minerals: Miscellaneous 1.04%
Allied Nevada Gold Corp.†(c)	8.75%	6/1/2019	CAD	650	688,705
Anglo American Capital plc (United Kingdom)†(b)	9.375%	4/8/2019		$1,268	1,654,167
Barrick Gold Corp. (Canada)(b)	2.90%	5/30/2016		130	137,095
Compass Minerals International, Inc.	8.00%	6/1/2019		250	270,000
Corp. Nacional del Cobre de Chile (Chile)†(b)	4.75%	10/15/2014		100	106,191
IAMGOLD Corp. (Canada)†(b)	6.75%	10/1/2020		350	343,875
KGHM International Ltd. (Canada)†(b)	7.75%	6/15/2019		425	438,812
Kinross Gold Corp. (Canada)(b)	3.625%	9/1/2016		975	997,132
New Gold, Inc. (Canada)†(b)	6.25%	11/15/2022		225	230,906
New Gold, Inc. (Canada)†(b)	7.00%	4/15/2020		50	53,375
Xstrata Finance Canada Ltd. (Canada)†(b)	1.80%	10/23/2015		350	351,795

Total					5,272,053

Miscellaneous 0.08%
Harvest Operations Corp. (Canada)(b)	6.875%	10/1/2017		200	221,000
Legacy Reserves LP/Finance Corp.†	8.00%	12/1/2020		200	201,000

Total					422,000

126	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Natural Gas 0.15%
Korea Gas Corp. (South Korea)†(b)	6.00%	7/15/2014	$230	$247,367
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	100	111,287
Tennessee Gas Pipeline Co.	8.00%	2/1/2016	350	420,964

Total				779,618

Oil 2.16%
Afren plc (United Kingdom)†(b)	10.25%	4/8/2019	200	234,000
Afren plc (United Kingdom)†(b)	11.50%	2/1/2016	400	467,000
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014	20	21,525
Canadian Oil Sands Ltd. (Canada)†(b)	5.80%	8/15/2013	125	129,536
Chaparral Energy, Inc.	7.625%	11/15/2022	150	154,875
Chaparral Energy, Inc.	9.875%	10/1/2020	250	283,125
CNPC General Capital Ltd. (China)†(b)	2.75%	4/19/2017	200	207,969
CNPC HK Overseas Capital Ltd. (China)†(b)	3.125%	4/28/2016	200	209,042
Concho Resources, Inc.	5.50%	4/1/2023	100	104,000
Continental Resources, Inc.	7.375%	10/1/2020	374	422,620
DCP Midstream LLC†	9.70%	12/1/2013	300	325,198
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	239	258,120
Energy XXI Gulf Coast, Inc.	9.25%	12/15/2017	875	990,937
Gazprom OAO via Gaz Capital SA (Luxembourg)†(b)	4.95%	5/23/2016	200	213,826
GlobalSantaFe Corp.	5.00%	2/15/2013	250	252,070
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	500	543,750
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	340	374,000
HollyFrontier Corp.	9.875%	6/15/2017	395	433,019
Husky Oil Ltd. (Canada)(b)	7.55%	11/15/2016	50	59,494
KazMunaiGas National Co. (Kazakhstan)†(b)	8.375%	7/2/2013	200	207,982
KazMunaiGas National Co. (Kazakhstan)†(b)	11.75%	1/23/2015	100	120,361
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	350	383,250
Laredo Petroleum, Inc.	7.375%	5/1/2022	175	190,313
Laredo Petroleum, Inc.	9.50%	2/15/2019	106	119,250
LUKOIL International Finance BV (Netherlands)†(b)	6.375%	11/5/2014	100	108,313
McMoRan Exploration Co.	11.875%	11/15/2014	500	506,250
Naftogaz of Ukraine (Ukraine)(b)	9.50%	9/30/2014	200	206,000
Oasis Petroleum, Inc.	6.50%	11/1/2021	90	95,175
Oasis Petroleum, Inc.	7.25%	2/1/2019	60	64,200
Offshore Group Investments Ltd.	11.50%	8/1/2015	700	771,750
PC Financial Partnership (Canada)(b)	5.00%	11/15/2014	25	27,055
PDC Energy, Inc.†	7.75%	10/15/2022	200	203,000

See Notes to Financial Statements.	127

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil (continued)
Petro-Canada (Canada)(b)	4.00%	7/15/2013	$55	$56,106
Petroleos de Venezuela SA (Venezuela)(b)	5.25%	4/12/2017	100	84,000
Petronas Global Sukuk Ltd. (Malaysia)†(b)	4.25%	8/12/2014	100	105,643
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(b)	5.50%	9/30/2014	250	270,562
Rosetta Resources, Inc.	9.50%	4/15/2018	175	193,813
Rosneft Oil Co via Rosneft International Finance Ltd. (Ireland)†(b)	3.149%	3/6/2017	200	200,365
Sinopec Group Overseas Development 2012 Ltd.†	2.75%	5/17/2017	200	208,999
SM Energy Co.	6.50%	11/15/2021	150	159,000
Swift Energy Co.†	7.875%	3/1/2022	150	156,000
TNK-BP Finance SA (Luxembourg)†(b)	7.50%	3/13/2013	100	101,820
Valero Energy Corp.	4.75%	6/15/2013	470	480,451
Valero Energy Corp.	6.70%	1/15/2013	175	176,087
WPX Energy, Inc.	5.25%	1/15/2017	100	106,250

Total				10,986,101

Oil: Crude Producers 2.02%
AK Transneft OJSC via TransCapitalInvest Ltd. (Ireland)†(b)	5.67%	3/5/2014	100	105,343
Anadarko Petroleum Corp.	5.75%	6/15/2014	440	470,042
Anadarko Petroleum Corp.	5.95%	9/15/2016	265	307,637
Anadarko Petroleum Corp.	6.375%	9/15/2017	275	330,553
Anadarko Petroleum Corp.	7.625%	3/15/2014	525	567,245
DCP Midstream Operating LP	2.50%	12/1/2017	475	475,042
Enbridge Energy Partners LP	5.875%	12/15/2016	100	116,577
Enogex LLC†	6.875%	7/15/2014	25	26,664
Enterprise Products Operating LLC	5.65%	4/1/2013	640	649,464
Enterprise Products Operating LLC	5.90%	4/15/2013	250	254,433
Enterprise Products Operating LLC	6.125%	2/1/2013	50	50,369
Enterprise Products Operating LLC	9.75%	1/31/2014	15	16,518
Georgian Oil and Gas Corp. (Georgia)†(b)	6.875%	5/16/2017	200	208,600
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	155	170,321
Midcontinent Express Pipeline LLC†	5.45%	9/15/2014	275	288,808
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	75	79,935
Murphy Oil Corp.	2.50%	12/1/2017	300	302,134
NuStar Logistics LP	6.05%	3/15/2013	500	504,575
NuStar Pipeline Operating Partnership LP	5.875%	6/1/2013	500	506,689
OGX Austria GmbH (Austria)†(b)	8.50%	6/1/2018	225	196,875

128	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Crude Producers (continued)
Pacific Rubiales Energy Corp. (Canada)†(b)	7.25%	12/12/2021	$265	$309,070
Pacific Rubiales Energy Corp. (Canada)†(b)	8.75%	11/10/2016	100	115,000
Panhandle Eastern Pipeline Co. LP	6.05%	8/15/2013	509	526,166
Plains Exploration & Production Co.	6.50%	11/15/2020	450	459,563
Plains Exploration & Production Co.	7.625%	6/1/2018	175	186,375
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	75	81,750
Southeast Supply Header LLC†	4.85%	8/15/2014	1,100	1,149,596
Southern Star Central Corp.	6.75%	3/1/2016	500	510,625
Southern Star Central Corp.†	6.75%	3/1/2016	25	25,531
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	100	112,896
Sunoco Logistics Partners Operations LP	8.75%	2/15/2014	800	863,530
Transportadora de Gas Internacional SA ESP (Colombia)†(b)	5.70%	3/20/2022	200	222,000
W&T Offshore, Inc.	8.50%	6/15/2019	55	58,025

Total				10,247,951

Oil: Integrated Domestic 0.09%
Basic Energy Services, Inc.	7.75%	2/15/2019	35	34,913
Buckeye Partners LP	4.625%	7/15/2013	125	126,998
Korea National Oil Corp. (South Korea)†(b)	5.375%	7/30/2014	200	213,780
National Fuel Gas Co.	5.25%	3/1/2013	35	35,388
Rowan Cos., Inc.	7.875%	8/1/2019	50	62,409

Total				473,488

Oil: Integrated International 1.92%
Petrobras International Finance Co.	2.875%	2/6/2015	660	680,913
Petrobras International Finance Co.	3.875%	1/27/2016	50	53,229
Petrobras International Finance Co.	7.75%	9/15/2014	100	110,625
Petrohawk Energy Corp.	7.25%	8/15/2018	1,060	1,208,253
Petrohawk Energy Corp.	7.875%	6/1/2015	1,000	1,041,172
Petrohawk Energy Corp.	10.50%	8/1/2014	1,600	1,712,651
Transocean, Inc.	4.95%	11/15/2015	1,100	1,207,665
Transocean, Inc.	5.05%	12/15/2016	450	501,416
Transocean, Inc.	5.25%	3/15/2013	903	913,450
Transocean, Inc.	6.00%	3/15/2018	475	554,196
Weatherford International Ltd.	4.95%	10/15/2013	500	515,854
Weatherford International Ltd.	5.15%	3/15/2013	350	353,829
Weatherford International Ltd.	5.50%	2/15/2016	50	55,260

See Notes to Financial Statements.	129

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International (continued)
Weatherford International Ltd.	6.00%	3/15/2018	$250	$284,017
Weatherford International Ltd.	9.625%	3/1/2019	440	567,499

Total				9,760,029

Paper & Forest Products 1.25%
Appleton Papers, Inc.†	10.50%	6/15/2015	325	346,938
Clearwater Paper Corp.	7.125%	11/1/2018	175	190,750
Clearwater Paper Corp.	10.625%	6/15/2016	1,200	1,323,000
Georgia-Pacific LLC	7.70%	6/15/2015	100	115,736
Georgia-Pacific LLC†	8.25%	5/1/2016	3,300	3,535,029
Inversiones CMPC SA (Chile)†(b)	4.875%	6/18/2013	50	50,852
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	83	87,358
Plum Creek Timberlands LP	5.875%	11/15/2015	250	278,650
West Fraser Timber Co. Ltd. (Canada)†(b)	5.20%	10/15/2014	390	408,525

Total				6,336,838

Plastics 0.14%
Plastipak Holdings, Inc.†	8.50%	12/15/2015	375	383,437
Plastipak Holdings, Inc.†	10.625%	8/15/2019	300	343,500

Total				726,937

Publishing 0.04%
News America, Inc.	7.60%	10/11/2015	160	186,896

Real Estate Investment Trusts 1.81%
Atlantic Finance Ltd. (United Kingdom)†(b)	10.75%	5/27/2014	150	161,615
AvalonBay Communities, Inc.	4.95%	3/15/2013	40	40,434
AvalonBay Communities, Inc.	5.375%	4/15/2014	250	264,133
BRE Properties, Inc.	4.697%	3/17/2014	1,000	1,042,749
Camden Property Trust	5.375%	12/15/2013	125	130,307
DDR Corp.	5.50%	5/1/2015	200	217,450
DDR Corp.	9.625%	3/15/2016	95	117,428
Digital Realty Trust LP	4.50%	7/15/2015	125	134,076
Federal Realty Investment Trust	5.40%	12/1/2013	145	151,474
Federal Realty Investment Trust	5.95%	8/15/2014	245	263,704
HCP, Inc.	2.625%	2/1/2020	300	299,400
HCP, Inc.	2.70%	2/1/2014	200	203,605
HCP, Inc.	5.625%	2/28/2013	155	156,745
HCP, Inc.	5.65%	12/15/2013	325	340,499
HCP, Inc.	6.00%	6/15/2014	50	53,327

130	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Real Estate Investment Trusts (continued)
HCP, Inc.	6.00%	3/1/2015	$50	$54,590
HCP, Inc.	6.00%	1/30/2017	217	250,219
HCP, Inc.	6.30%	9/15/2016	100	115,260
HCP, Inc.	7.072%	6/8/2015	250	281,217
Health Care REIT, Inc.	2.25%	3/15/2018	250	250,259
Health Care REIT, Inc.	3.625%	3/15/2016	526	556,791
Health Care REIT, Inc.	5.875%	5/15/2015	500	553,899
Healthcare Realty Trust, Inc.	5.125%	4/1/2014	248	260,307
Kilroy Realty LP	4.80%	7/15/2018	375	421,127
Kilroy Realty LP	5.00%	11/3/2015	260	284,560
Reckson Operating Partnership LP	5.875%	8/15/2014	65	68,921
Reckson Operating Partnership LP	6.00%	3/31/2016	410	452,339
Regency Centers LP	4.95%	4/15/2014	675	708,356
Regency Centers LP	5.25%	8/1/2015	234	256,134
Rouse Co. LP (The)	6.75%	11/9/2015	617	651,706
UDR, Inc.	6.05%	6/1/2013	150	153,731
Ventas Realty LP/Ventas Capital Corp.	3.125%	11/30/2015	300	317,370

Total				9,213,732

Restaurants 0.01%
CKE Restaurants, Inc.	11.375%	7/15/2018	34	39,483

Retail 0.97%
Amazon.com, Inc.	1.20%	11/29/2017	300	299,595
DineEquity, Inc.	9.50%	10/30/2018	90	102,262
Fiesta Restaurant Group, Inc.	8.875%	8/15/2016	400	430,000
Lotte Shopping Co., Ltd. (South Korea)†(b)	3.375%	5/9/2017	350	364,617
Macy’s Retail Holdings, Inc.	5.875%	1/15/2013	121	121,634
Maestro Peru SA (Peru)†(b)	6.75%	9/26/2019	250	260,000
QVC, Inc.†	7.125%	4/15/2017	934	983,324
QVC, Inc.†	7.375%	10/15/2020	400	443,726
QVC, Inc.†	7.50%	10/1/2019	1,750	1,928,174

Total				4,933,332

Retail: Specialty 0.44%
Michaels Stores, Inc.†	7.75%	11/1/2018	125	136,094
Michaels Stores, Inc.	11.375%	11/1/2016	325	340,844
Revlon Consumer Products Corp.	9.75%	11/15/2015	677	715,927
Rite Aid Corp.	9.75%	6/12/2016	270	294,300

See Notes to Financial Statements.	131

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Retail: Specialty (continued)
Rite Aid Corp.	10.25%		10/15/2019	$200	$227,000
Rite Aid Corp.	10.375%		7/15/2016	500	530,625

Total					2,244,790

Savings & Loan 0.32%
AmSouth Bank	4.85%		4/1/2013	625	634,819
AmSouth Bank	5.20%		4/1/2015	450	475,313
Santander Holdings USA, Inc.	3.00%		9/24/2015	500	509,478

Total					1,619,610

Services 0.12%
Bankrate, Inc.	11.75%		7/15/2015	400	445,000
Corrections Corp. of America	7.75%		6/1/2017	175	187,359

Total					632,359

Steel 0.31%
ArcelorMittal (Luxembourg)(b)	5.375%		6/1/2013	1,150	1,167,772
CSN Islands VIII Corp.†	9.75%		12/16/2013	150	162,188
GTL Trade Finance, Inc.†	7.25%		10/20/2017	200	231,260

Total					1,561,220

Supermarkets 0.16%
Safeway, Inc.	1.904%	#	12/12/2013	650	650,189
Safeway, Inc.	5.625%		8/15/2014	31	33,090
Safeway, Inc.	6.25%		3/15/2014	131	138,713

Total					821,992

Technology 0.21%
Baidu, Inc. (China)(b)	2.25%		11/28/2017	200	202,735
Fiserv, Inc.	3.125%		6/15/2016	775	814,617
Fiserv, Inc.	3.125%		10/1/2015	33	34,666

Total					1,052,018

Telecommunication 0.06%
Frontier Communications Corp.	6.25%		1/15/2013	325	327,438

Telecommunications 1.83%
Block Communications, Inc.†	7.25%		2/1/2020	150	159,750
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%		5/1/2017	1,931	2,061,342
Consolidated Communications Finance Co.†	10.875%		6/1/2020	600	648,000
Cricket Communications, Inc.	7.75%		5/15/2016	777	825,562

132	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Telecommunications (continued)
Crown Castle International Corp.	9.00%	1/15/2015	$383	$408,374
Deutsche Telekom International Finance BV (Netherlands)(b)	5.875%	8/20/2013	300	310,713
Digicel Group Ltd. (Jamaica)†(b)	10.50%	4/15/2018	500	555,000
GeoEye, Inc.	8.625%	10/1/2016	105	114,975
GeoEye, Inc.	9.625%	10/1/2015	25	27,875
Qtel International Finance Ltd.†	3.375%	10/14/2016	200	209,750
Qtel International Finance Ltd.†	6.50%	6/10/2014	100	107,600
Qwest Communications International, Inc.	7.125%	4/1/2018	1,250	1,319,336
Qwest Corp.	6.875%	9/15/2033	125	125,625
Qwest Corp.	7.50%	10/1/2014	500	549,659
Qwest Corp.	7.625%	6/15/2015	500	568,362
SBA Telecommunications, Inc.	8.25%	8/15/2019	75	84,563
Verizon Maryland, Inc.	7.15%	5/1/2023	400	408,290
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(b)	6.493%	2/2/2016	200	213,866
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(b)	8.375%	4/30/2013	400	411,580
VimpelCom Holdings BV (Netherlands)†(b)	6.255%	3/1/2017	200	209,532

Total				9,319,754

Tobacco 0.05%
Reynolds American, Inc.	7.30%	7/15/2015	105	120,836
Reynolds American, Inc.	7.625%	6/1/2016	100	120,071

Total				240,907

Transportation: Miscellaneous 0.58%
Asciano Finance Ltd. (Australia)†(b)	3.125%	9/23/2015	650	662,018
Brunswick Rail Finance Ltd. (Ireland)†(b)	6.50%	11/1/2017	400	409,400
Florida East Coast Railway Corp.	8.125%	2/1/2017	210	223,388
Grupo Senda Autotransporte SA de CV (Mexico)†(b)	10.50%	10/3/2015	50	52,000
J.B. Hunt Transport Services, Inc.	3.375%	9/15/2015	65	66,874
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.125%	6/15/2021	145	163,850
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.625%	12/15/2020	290	329,150
Kansas City Southern de Mexico SA de CV (Mexico)(b)	8.00%	2/1/2018	315	349,650
Kazakhstan Temir Zholy Finance BV (Netherland)(b)	7.00%	5/11/2016	300	342,861

See Notes to Financial Statements.	133

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Transportation: Miscellaneous (continued)
Ryder System, Inc.	6.00%	3/1/2013	$50	$50,566
Ryder System, Inc.	7.20%	9/1/2015	65	74,814
Transnet SOC Ltd. (South Africa)†(b)	4.50%	2/10/2016	200	212,318
Transportadora de Gas del Sur SA (Argentina)†(b)	7.875%	5/14/2017	7	5,688

Total				2,942,577

Utilities 0.08%
Public Service Co. of New Mexico	7.95%	5/15/2018	350	426,047

Utilities: Electrical 0.19%
Ameren Corp.	8.875%	5/15/2014	35	38,608
Calpine Corp.†	7.25%	10/15/2017	400	430,000
Otter Tail Corp.	9.00%	12/15/2016	225	264,375
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(b)	4.75%	9/15/2014	200	211,500

Total				944,483

Wholesale 0.16%
Glencore Funding LLC†	6.00%	4/15/2014	750	794,920

Total Corporate Bonds (cost $246,240,821)				249,472,780

FLOATING RATE LOANS(d) 2.18%

Aerospace 0.10%
AWAS Finance Luxembourg 2012 SA New Term Loan (Luxembourg)(b)(e)	4.75%	7/16/2018	144	144,887
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	149	149,618
Spirit Aerosystems, Inc. Term Loan B	3.75%	4/18/2019	201	202,004

Total				496,509

Automotive 0.24%
Delphi Corp. Term Loan A	2.25%	3/31/2016	775	775,969
Delphi Corp. Term Loan B	3.50%	3/31/2017	375	377,168
TI Group Automotive Systems LLC New Term Loan(e)	6.75%	3/14/2018	75	75,091

Total				1,228,228

Broadcasting 0.13%
MTL Publishing LLC Term Loan B	5.50%	6/29/2018	116	117,286
Mediacom Communications Corp. Term Loan G	4.00%	1/20/2020	325	325,813
WMG Acquisition Corp. Initial Term Loan	5.25%	11/1/2018	200	202,083

Total				645,182

134	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Consumer Products 0.06%
Spectrum Brands, Inc. Bridge Term Loan	7.75%	10/10/2013	$50	$50,000
Wilton Brands LLC Term Loan(e)	7.50%	8/30/2018	240	242,700

Total				292,700

Containers 0.08%
Owens Illinois, Inc. Term Loan B	1.50%	5/19/2016	275	274,312
Sealed Air Corp. New Term Loan	4.00%	10/3/2018	125	126,309

Total				400,621

Energy Equipment & Services 0.03%
Crestwood Holdings LLC Term Loan B	9.75%	3/26/2018	153	155,346

Environmental Services 0.04%
Progressive Waste Solutions Ltd. Term Loan B (Canada)(b)	3.50%	10/24/2019	225	226,969

Financial Services 0.01%
Nuveen Investments, Inc. New 2nd Lien Term Loan	8.25%	2/28/2019	35	35,700

Financial: Miscellaneous 0.07%
Fidelity National Information Solutions, Inc. Term Loan A3	2.212%	3/30/2017	232	232,170
Moneygram Payment Systems Worldwide, Inc. Term Loan B	4.25%	11/20/2017	50	50,146
Moneygram Payment Systems Worldwide, Inc. Term Loan B1	4.25%	11/17/2017	50	49,645

Total				331,961

Food/Tobacco 0.02%
Diamond Foods, Inc. Revolver(e)	6.75%	2/25/2015	51	47,353
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	74	69,545

Total				116,898

Health Care 0.68%
Ardent Medical Services, Inc. 2nd Lien Term Loan	9.50%	11/23/2018	100	100,750
Aptalis Pharma, Inc. Term Loan B	5.50%	2/10/2017	199	200,116
Aptalis Pharma, Inc. Term Loan B2	5.50%	2/10/2017	25	25,031
AssuraMed Holding, Inc. 2nd Lien Term Loan	9.25%	4/24/2020	175	175,875
CHG Buyer Corp. 2nd Lien Term Loan	9.00%	11/20/2020	75	75,250
DaVita, Inc. Term Loan A3	2.72%	11/1/2017	675	670,921
Fresenius Medical Care Holdings, Inc. Term Loan A	2.261%	10/26/2017	1,000	1,000,000
RPI Finance Trust New Term Loan	4.00%	11/9/2018	779	784,324

See Notes to Financial Statements.	135

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Health Care (continued)
RPI Finance Trust New Term Loan Tranche 2	3.50%	5/9/2018	$418	$421,575

Total				3,453,842

Health Care Products 0.03%
Truven Health Analytics, Inc. New Term Loan B	5.75%	6/6/2019	150	150,093

Leisure 0.03%
Dave & Buster’s, Inc. New Term Loan	5.50%	6/1/2016	50	49,901
Orbitz Worldwide, Inc. Term Loan	3.209%	7/25/2014	100	95,833
SRAM, LLC 2nd Lien Term Loan(e)	8.50%	12/7/2018	30	30,450

Total				176,184

Media 0.20%
Alpha Topco Limited (Formula 1) Term Loan B2 (United Kingdom)(b)	6.00%	4/30/2019	147	149,211
CSC Holdings, Inc. Extended Term Loan A4	0.958%	12/30/2016	850	842,563

Total				991,774

Metals & Minerals: Miscellaneous 0.06%
American Rock Salt Holdings LLC Term Loan	5.50%	4/25/2017	49	48,850
Preferred Proppants LLC Term Loan B(e)	7.50%	12/15/2016	298	276,907

Total				325,757

Retail 0.01%
Lord & Taylor Holdings LLC Term Loan	5.75%	1/11/2019	36	36,290

Retail: Specialty 0.08%
Neiman-Marcus Group, Inc. (The) Extended Term Loan	4.75%	5/16/2018	400	401,249

Services 0.18%
Hertz Corp. (The) Letter of Credit	3.75%	3/9/2018	250	249,375
Landmark Aviation 1st Lien Term Loan	5.75%	10/25/2019	419	417,703
Landmark Aviation Term Loan Canadian	5.75%	10/25/2019	31	31,406
Road Infrastructure Investment LLC 2nd Lien Term Loan	10.25%	9/30/2018	175	171,938
Road Infrastructure Investment LLC 1st Lien Term Loan	6.25%	3/30/2018	50	49,812

Total				920,234

136	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Telecommunications 0.02%
Cricket Communications, Inc. Term Loan	4.75%	10/10/2019		$100	$100,688
Greeneden U.S. Holdings II, LLC Term Loan	6.75%	1/31/2019		25	25,201

Total					125,889

Utilities 0.08%
Windsor Financing LLC Term Loan B(e)	6.25%	10/31/2019		400	396,000

Utilities: Miscellaneous 0.03%
Essential Power LLC Term Loan B	5.50%	8/8/2019		153	154,524

Total Floating Rate Loans (cost $10,965,571)					11,061,950

FOREIGN BONDS(c) 0.38%

Germany 0.03%
Kabel Deutschland Holding AG†	6.50%	7/31/2017	EUR	100	140,785

Netherlands 0.29%
Ziggo Finance BV†	6.125%	11/15/2017	EUR	1,063	1,487,900

United Kingdom 0.06%
R&R Ice Cream plc†	8.375%	11/15/2017	EUR	200	285,809

Total Foreign Bonds (cost $1,842,649)					1,914,494

FOREIGN GOVERNMENT OBLIGATIONS(b) 0.69%

Argentina 0.07%
City of Buenos Aires†	9.95%	3/1/2017		$200	169,000
Provincia de Buenos Aires†	11.75%	10/5/2015		100	79,000
Provincia de Neuquen†	7.875%	4/26/2021		150	123,000

Total					371,000

Costa Rica 0.05%
Republic of Costa Rica†	8.05%	1/31/2013		250	252,500

Croatia 0.05%
Republic of Croatia†	6.25%	4/27/2017		200	221,000

Dominican Republic 0.03%
Dominican Republic†	9.04%	1/23/2018		131	149,257

Gabon 0.05%
Republic of Gabon†	8.20%	12/12/2017		200	243,750

Ghana 0.02%
Republic of Ghana†	8.50%	10/4/2017		100	115,500

See Notes to Financial Statements.	137

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Iceland 0.04%
Republic of Iceland†	4.875%	6/16/2016	$200	$210,340

Indonesia 0.04%
Perusahaan Penerbit SBSN†	4.00%	11/21/2018	200	215,500

Mexico 0.01%
United Mexican States	6.625%	3/3/2015	50	56,275

Mongolia 0.04%
Republic of Mongolia†	4.125%	1/5/2018	200	200,500

Philippines 0.02%
Republic of Philippines	8.25%	1/15/2014	80	86,700

Poland 0.06%
Republic of Poland	3.875%	7/16/2015	100	107,775
Republic of Poland	5.00%	10/19/2015	175	195,536

Total				303,311

Qatar 0.04%
State of Qatar†	3.125%	1/20/2017	200	212,000

Russia 0.04%
Russia Eurobonds†	3.625%	4/29/2015	200	212,382

Serbia 0.04%
Republic of Serbia†	5.25%	11/21/2017	200	205,700

South Africa 0.02%
Republic of South Africa	6.50%	6/2/2014	100	108,750

Sri Lanka 0.02%
Republic of Sri Lanka†	7.40%	1/22/2015	100	108,625

Turkey 0.05%
Hazine Mustesarligi Varlik Kiralama AS†	2.803%	3/26/2018	200	202,460
Republic of Turkey	9.50%	1/15/2014	50	54,500

Total				256,960

Total Foreign Government Obligations (cost $3,490,122)				3,530,050

GOVERNMENT SPONSORED ENTERPRISES BOND 0.16%
Federal Home Loan Mortgage Corp. (cost $795,448)	0.75%	1/12/2018	800	799,477

138	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.80%
Federal Home Loan Mortgage Corp. K006 A1	3.398%		7/25/2019	$700	$764,568
Federal Home Loan Mortgage Corp. K009 A1	2.757%		5/25/2020	487	521,534
Federal Home Loan Mortgage Corp. K010 A1	3.32%		7/25/2020	322	351,850
Federal Home Loan Mortgage Corp. K013 A1	2.902%		8/25/2020	644	690,489
Federal Home Loan Mortgage Corp. K014 A1	2.788%		10/25/2020	570	612,591
Federal Home Loan Mortgage Corp. K015 A1	2.257%		10/25/2020	361	381,100
Federal Home Loan Mortgage Corp. K017 A1	1.891%		12/25/2020	548	570,513
Federal Home Loan Mortgage Corp. K019 A1	1.459%		9/25/2021	2,050	2,094,211
Federal Home Loan Mortgage Corp. K701 A2	3.882%		11/25/2017	50	56,619
Federal Home Loan Mortgage Corp. K706 A1	1.691%		6/25/2018	277	286,007
Federal Home Loan Mortgage Corp. KAIV A1	2.966%		1/25/2021	1,041	1,134,478
Federal National Mortgage Assoc. 2011-M3 A1	2.072%		7/25/2021	984	1,033,020
Federal National Mortgage Assoc. 2011-M8 A1	1.977%		8/25/2021	333	346,132
Federal National Mortgage Assoc. 2012-M2 A1	1.824%		2/25/2022	318	328,920

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $8,838,613)					9,172,032

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.61%
Federal Home Loan Mortgage Corp.	2.33%	#	4/1/2037	1,329	1,418,691
Federal Home Loan Mortgage Corp.	2.405%	#	6/1/2038	230	245,575
Federal Home Loan Mortgage Corp.	2.511%	#	2/1/2036	579	616,787
Federal Home Loan Mortgage Corp.	2.685%	#	2/1/2035	1,625	1,736,565
Federal Home Loan Mortgage Corp.	2.689%	#	5/1/2036 –4/1/2037	734	785,295
Federal Home Loan Mortgage Corp.	2.691%	#	7/1/2034	813	867,002
Federal Home Loan Mortgage Corp.	2.718%	#	8/1/2038	165	176,699
Federal Home Loan Mortgage Corp.	2.737%	#	12/1/2035	546	584,179
Federal Home Loan Mortgage Corp.	2.738%	#	3/1/2036	1,630	1,743,346
Federal Home Loan Mortgage Corp.	2.771%	#	5/1/2035	395	423,690
Federal Home Loan Mortgage Corp.	2.774%	#	4/1/2037	1,443	1,543,245
Federal Home Loan Mortgage Corp.	2.783%	#	12/1/2036	738	791,747
Federal Home Loan Mortgage Corp.	2.789%	#	10/1/2039	576	616,002
Federal Home Loan Mortgage Corp.	2.792%	#	9/1/2035	677	717,946
Federal Home Loan Mortgage Corp.	2.819%	#	2/1/2037	585	630,870
Federal Home Loan Mortgage Corp.	2.913%	#	4/1/2038	516	552,618

See Notes to Financial Statements.	139

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	2.922%	#	9/1/2036	$641	$689,773
Federal Home Loan Mortgage Corp.	2.987%	#	11/1/2038	2,607	2,779,232
Federal Home Loan Mortgage Corp.	3.084%	#	10/1/2039	289	310,293
Federal Home Loan Mortgage Corp.	3.304%	#	10/1/2038	233	250,460
Federal Home Loan Mortgage Corp.	3.909%	#	10/1/2038	1,266	1,357,416
Federal Home Loan Mortgage Corp.	3.988%	#	2/1/2038	1,001	1,061,567
Federal Home Loan Mortgage Corp.	4.914%	#	9/1/2037	583	627,990
Federal Home Loan Mortgage Corp.	5.666%	#	11/1/2037	174	187,217
Federal Home Loan Mortgage Corp.	5.839%	#	11/1/2036	2,053	2,246,745
Federal National Mortgage Assoc.	2.042%	#	8/1/2037	283	299,370
Federal National Mortgage Assoc.	2.273%	#	6/1/2037	357	380,599
Federal National Mortgage Assoc.	2.309%	#	1/1/2035	391	418,424
Federal National Mortgage Assoc.	2.311%	#	11/1/2034	1,059	1,127,999
Federal National Mortgage Assoc.	2.32%	#	1/1/2036	500	532,096
Federal National Mortgage Assoc.	2.368%	#	3/1/2038	231	248,742
Federal National Mortgage Assoc.	2.398%	#	11/1/2036	101	107,754
Federal National Mortgage Assoc.	2.461%	#	12/1/2035	1,062	1,122,165
Federal National Mortgage Assoc.	2.47%	#	1/1/2036	2,084	2,215,679
Federal National Mortgage Assoc.	2.519%	#	2/1/2036	449	478,344
Federal National Mortgage Assoc.	2.555%	#	1/1/2040	172	181,276
Federal National Mortgage Assoc.	2.649%	#	8/1/2037	271	288,123
Federal National Mortgage Assoc.	2.655%	#	8/1/2037	158	169,057
Federal National Mortgage Assoc.	2.684%	#	4/1/2038	1,628	1,744,969
Federal National Mortgage Assoc.	2.706%	#	9/1/2038	570	607,633
Federal National Mortgage Assoc.	2.728%	#	8/1/2036	468	498,338
Federal National Mortgage Assoc.	2.742%	#	3/1/2039	516	549,240
Federal National Mortgage Assoc.	2.843%	#	6/1/2038	204	219,368
Federal National Mortgage Assoc.	2.855%	#	3/1/2039	1,686	1,804,519
Federal National Mortgage Assoc.	2.878%	#	2/1/2038	230	246,138
Federal National Mortgage Assoc.	3.237%	#	9/1/2037	203	217,955
Federal National Mortgage Assoc.	3.596%	#	6/1/2038	1,026	1,095,561
Federal National Mortgage Assoc.	3.707%	#	12/1/2038	353	378,152
Federal National Mortgage Assoc.	4.249%	#	8/1/2038	263	281,208
Federal National Mortgage Assoc.	5.18%	#	10/1/2038	456	492,404

Total Government Sponsored Enterprises Pass-Throughs (cost $38,555,219)					38,666,063

140	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 23.59%
7 WTC Depositor LLC Trust 2012–7WTC A†	4.082%		3/13/2031	$200	$212,056
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	363	392,621
Arkle Master Issuer plc 2010–1A 2A†(b)	1.461%	#	5/17/2060	400	400,928
Arkle Master Issuer plc 2010–2A 1A1†(b)	1.711%	#	5/17/2060	600	605,391
Arkle Master Issuer plc 2011–1A 2A†(b)	1.561%	#	5/17/2060	250	251,908
Banc of America Commercial Mortgage Trust 2007–2 AM	5.635%	#	4/10/2049	2,335	2,626,478
Banc of America Commercial Mortgage, Inc. 2005–5 A4	5.115%		10/10/2045	315	352,351
Banc of America Funding Corp. 2007–6 A1	0.498%	#	7/25/2037	184	154,329
Banc of America Large Loan, Inc. 2009-FDG A†	5.204%		1/25/2042	1,744	1,986,876
Banc of America Large Loan, Inc. 2009-UB1 A4B†	5.62%	#	6/24/2050	1,000	1,123,760
Banc of America Large Loan, Inc. 2010-RC30 A5A†	5.334%		12/16/2043	350	405,153
Banc of America Re-REMIC Trust 2011 STRP A3†	2.415%		11/17/2039	250	249,598
Banc of America Re-REMIC Trust 2011 STRP A4†	1.501%		5/17/2046	141	140,760
Banc of America Re-REMIC Trust 2012-CLRN B†	1.808%	#	8/15/2029	125	127,036
Banc of America Re-REMIC Trust 2012-CLRN C†	2.308%	#	8/15/2029	200	202,789
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.69%	#	9/11/2038	53	54,291
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AJ	5.273%		12/11/2038	200	189,434
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW16 AM	5.72%	#	6/11/2040	1,010	1,138,953
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW18 A4	5.70%		6/11/2050	1,600	1,914,619
CFCRE Commercial Mortgage Trust 2011-C2 A2	3.061%		12/15/2047	300	322,112
Citigroup Commercial Mortgage Trust 2005-C3 A2	4.639%		5/15/2043	209	210,946
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.70%	#	12/10/2049	2,120	2,379,806
Citigroup Commercial Mortgage Trust 2008-C7 A4	6.06%	#	12/10/2049	220	267,254

See Notes to Financial Statements.	141

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%		12/19/2039	$160	$172,482
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4	5.22%	#	7/15/2044	400	446,818
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4	5.322%		12/11/2049	877	1,014,096
COBALT CMBS Commercial Mortgage Trust 2007-C2 AJFL†	0.478%	#	4/15/2047	320	210,348
COMM 2007-C9 Mortgage Trust 2007-C9 AJFL†	0.899%	#	12/10/2049	275	211,170
COMM 2007-C9 Mortgage Trust 2007-C9 AM	5.65%		12/10/2049	1,270	1,440,779
Commercial Mortgage Pass-Through Certificates 2006-C8 A4	5.306%		12/10/2046	600	689,390
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	285	316,503
Commercial Mortgage Pass-Through Certificates 2007-C9 A4	5.80%	#	12/10/2049	614	735,866
Commercial Mortgage Pass-Through Certificates 2007-FL14 AJ†	0.388%	#	6/15/2022	529	513,790
Commercial Mortgage Pass-Through Certificates 2010-C1 A1†	3.156%		7/10/2046	482	510,475
Commercial Mortgage Pass-Through Certificates 2011-FL1 C†	3.639%	#	7/17/2028	267	270,978
Commercial Mortgage Pass-Through Certificates 2012–9W57 A†	2.365%		2/10/2029	1,530	1,613,556
Commercial Mortgage Pass-Through Certificates 2012-CR2 A2	2.025%		8/15/2045	2,010	2,094,433
Commercial Mortgage Pass-Through Certificates 2012-CR3 A2	1.765%		10/15/2045	970	1,000,218
Commercial Mortgage Pass-Through Certificates 2012-FL2 A†	2.335%	#	9/17/2029	400	408,610
Commercial Mortgage Pass-Through Certificates 2012-FL2 B†	1.808%	#	9/17/2029	200	200,495
Commercial Mortgage Pass-Through Certificates 2012-FL2 C†	2.308%	#	9/17/2029	620	621,398
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	398	413,052
Credit Suisse Mortgage Capital Certificates 2006-C3 A3	5.80%	#	6/15/2038	1,091	1,252,002
Credit Suisse Mortgage Capital Certificates 2006-C3 AM	5.80%	#	6/15/2038	648	712,294

142	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2006-C4 AM	5.509%		9/15/2039	$560	$588,979
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	5.311%		12/15/2039	918	1,047,725
Credit Suisse Mortgage Capital Certificates 2006-C5 AM	5.343%		12/15/2039	2,100	2,242,118
Credit Suisse Mortgage Capital Certificates 2007-C4 A4	5.76%	#	9/15/2039	847	978,163
Credit Suisse Mortgage Capital Certificates 2008-C1 AM†	6.05%	#	2/15/2041	185	189,970
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.76%	#	9/15/2039	225	229,845
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	135	136,773
CS First Boston Mortgage Securities Corp. 2003-CK2 A4	4.801%		3/15/2036	18	18,197
CW Capital Cobalt Ltd. 2006-C1 A4	5.223%		8/15/2048	595	678,737
CW Capital Cobalt Ltd. 2007-C2 AM†	5.461%	#	4/15/2047	220	237,274
CW Capital Cobalt Ltd. 2007-C2 AMFX	5.526%		4/15/2047	457	503,583
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	1,463	1,589,046
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	742	814,595
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%		7/10/2044	1,360	1,471,088
DBUBS Mortgage Trust 2011-LC3A A2	3.642%		8/10/2044	880	961,394
DDR Corp. 2009-DDR1 A†	3.807%		10/14/2022	234	245,608
Extended Stay America Trust 2010-ESHA C†	4.86%		11/5/2027	795	799,275
Fontainebleau Miami Beach Trust 2012-FBLU D†	5.007%		5/5/2027	600	636,137
Fosse Master Issuer plc 2011–1A A2†(b)	1.725%	#	10/18/2054	270	273,646
Fosse Master Issuer plc 2012–1A 2A2†(b)	1.725%	#	10/18/2054	175	178,734
Fosse Master Issuer plc 2012–1A 2B1†(b)	2.275%	#	10/18/2054	250	255,275
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	300	331,032
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.444%	#	5/10/2040	500	509,545
Gracechurch Mortgage Financing plc 2006–1 A6†(b)	0.412%	#	11/20/2056	264	264,482
Granite Master Issuer PLC 2005–1 A4(b)	0.408%	#	12/20/2054	692	680,166
Granite Master Issuer PLC 2005–2 A6(b)	0.468%	#	12/20/2054	370	363,290
Granite Master Issuer PLC 2006–4 A4(b)	0.308%	#	12/20/2054	279	274,597
Granite Master Issuer PLC 2007–1 3A1(b)	0.408%	#	12/20/2054	253	248,130

See Notes to Financial Statements.	143

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4	5.87%	#	7/10/2038	$730	$844,436
Greenwich Capital Commercial Funding Corp. 2006-GG7 AM	5.87%	#	7/10/2038	890	993,544
Greenwich Capital Commercial Funding Corp. 2007-GG11 A4	5.736%		12/10/2049	1,885	2,238,521
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	159	159,679
GS Mortgage Securities Corp. II 2006-GG8 AM	5.591%		11/10/2039	605	676,415
GS Mortgage Securities Corp. II 2007-EOP E†	2.476%	#	3/6/2020	340	341,542
GS Mortgage Securities Corp. II 2007-EOP F†	2.633%	#	3/6/2020	155	155,704
GS Mortgage Securities Corp. II 2007-GG10 A4	5.79%	#	8/10/2045	700	806,546
GS Mortgage Securities Corp. II 2010-C1 A1†	3.679%		8/10/2043	511	555,004
GS Mortgage Securities Corp. II 2011-ALF C†	3.563%		2/10/2021	250	254,700
GS Mortgage Securities Corp. II 2011-GC3 A1†	2.331%		3/10/2044	831	852,869
GS Mortgage Securities Corp. II 2011-GC3 A2†	3.645%		3/10/2044	940	1,020,067
GS Mortgage Securities Corp. II 2011-GC5 A2	2.999%		8/10/2044	730	782,834
GS Mortgage Securities Corp. II 2012-GCJ7 A2	2.318%		5/10/2045	740	779,368
GS Mortgage Securities Corp. II 2012-GCJ9 A2	1.762%		11/10/2045	1,000	1,028,600
Holmes Master Issuer plc 2012–1A A2†(b)	1.99%	#	10/15/2054	250	256,298
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	154	154,229
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4A	4.936%		8/15/2042	160	176,582
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4	5.20%	#	12/15/2044	330	369,746
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB17 A4	5.429%		12/12/2043	200	229,920
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A3	5.336%		5/15/2047	722	829,682
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 AMFX	5.40%		6/12/2047	265	288,517
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-FL1A A2†	0.658%	#	7/15/2019	150	143,121

144	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.80%	#	6/15/2049	$272	$280,611
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A4	5.81%	#	6/15/2049	645	757,042
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.81%	#	6/15/2049	1,865	1,860,650
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A2SF	0.338%	#	1/15/2049	435	432,981
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3	5.42%		1/15/2049	1,690	1,964,631
JPMorgan Chase Commercial Mortgage Securities Corp. 2009-RR1 A4B†	5.65%	#	3/18/2051	465	516,457
JPMorgan Chase Commercial Mortgage Securities Corp. 2010-C2 A1†	2.749%		11/15/2043	260	272,546
JPMorgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2†	3.364%		11/13/2044	1,305	1,409,851
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-C6 A2	2.206%		5/15/2045	210	220,073
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-C8 A2	1.797%		10/15/2045	550	567,178
LB-UBS Commercial Mortgage Trust 2006-C4 A4	5.87%	#	6/15/2038	655	758,552
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	2,098	2,255,395
LB-UBS Commercial Mortgage Trust 2007-C1 A4	5.424%		2/15/2040	1,210	1,413,120
LB-UBS Commercial Mortgage Trust 2007-C1 AJ	5.484%		2/15/2040	900	822,056
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	710	791,886
LB-UBS Commercial Mortgage Trust 2007-C2 AM	5.493%		2/15/2040	1,380	1,425,452
LB-UBS Commercial Mortgage Trust 2007-C7 A3	5.866%		9/15/2045	445	535,939
MASTR Asset Securitization Trust 2006–3 1A3	6.00%		10/25/2036	235	223,753
MASTR Asset Securitization Trust 2006–3 1A8	6.00%		10/25/2036	159	155,386
Merrill Lynch Floating Trust 2008-LAQA A2†	0.747%	#	7/9/2021	550	531,966
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.26%	#	11/12/2037	410	456,521
Merrill Lynch Mortgage Trust 2005-CKI1 ASB	5.26%	#	11/12/2037	50	50,471
Merrill Lynch Mortgage Trust 2005-LC1 A4	5.291%		1/12/2044	184	205,327
Merrill Lynch Mortgage Trust 2005-LC1 ASB	5.282%		1/12/2044	33	32,586

See Notes to Financial Statements.	145

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–1 AJ	5.58%	#	2/12/2039	$195	$179,844
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–4 AM	5.204%		12/12/2049	1,090	1,194,077
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–5 A4	5.378%		8/12/2048	600	688,535
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–5 AM	5.419%		8/12/2048	975	1,001,074
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–7 A3FL†	5.739%	#	6/12/2050	124	123,934
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A2	1.972%		8/15/2045	490	508,805
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A2	1.868%		11/15/2045	1,930	1,994,916
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	1,808	1,865,754
Morgan Stanley Capital I 2005-HQ6 A4A	4.989%		8/13/2042	495	544,128
Morgan Stanley Capital I 2007-HQ12 A3	5.57%	#	4/12/2049	400	429,241
Morgan Stanley Capital I 2007-IQ15 AM	5.88%	#	6/11/2049	1,767	1,906,181
Morgan Stanley Capital I 2007-IQ16 AJFL	1.664%	#	12/12/2049	175	129,400
Morgan Stanley Capital I 2007-XLF9 A2†	0.768%	#	12/15/2020	153	148,640
Morgan Stanley Capital I 2007-XLF9 E†	1.258%	#	12/15/2020	1,000	911,790
Morgan Stanley Capital I 2011-C1 A2†	3.884%		9/15/2047	1,000	1,086,719
Morgan Stanley Capital I 2011-C2 A2†	3.476%		6/15/2044	250	270,664
Morgan Stanley Capital I 2012-STAR A1†	2.084%		8/5/2034	588	609,137
Morgan Stanley Dean Witter Capital I 2001-TOP3 A4	6.39%		7/15/2033	4	4,377
Morgan Stanley Re-REMIC Trust 2010-GG10 A4A†	5.79%	#	8/15/2045	250	295,184
NorthStar 2012–1 Mortgage Trust 2012–1 B†	1.895%	#	8/25/2029	1,130	1,127,153
NorthStar 2012–1 Mortgage Trust 2012–1 C†	2.35%		8/25/2029	1,130	1,127,172
Permanent Master Issuer plc 2010–1A†(b)	1.49%	#	7/15/2042	625	626,073
RBSCF Trust 2010-MB1 A2†	3.686%		4/15/2024	300	318,932
RBSCF Trust 2010-MB1 C†	4.68%	#	4/15/2024	145	152,082
RBSCF Trust 2010-RR3 CSCA†	5.467%		9/16/2039	100	114,567
RBSCF Trust 2010-RR4 WBCA†	5.509%		4/16/2047	200	233,828
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	600	603,300
Sequoia Mortgage Trust 2012–3 A2	3.00%		7/25/2042	236	241,475
Sequoia Mortgage Trust 2012–4 A2	3.00%		9/25/2042	341	350,883
Sequoia Mortgage Trust 2012–5 A	2.50%		11/25/2042	249	250,099

146	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust 2012–6 A1	2.50%		12/25/2042	$500	$511,500
Silverstone Master Issuer plc 2011–1A†(b)	1.869%	#	1/21/2055	200	204,573
Silverstone Master Issuer plc 2012–1A†(b)	1.869%	#	1/21/2055	400	412,140
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%		12/25/2059	732	733,970
Structured Asset Securities Corp. 2006–3H 1A3	5.75%		12/25/2035	177	174,943
UBS-Barclays Commercial Mortgage Trust 2012-C2 A2	2.113%		5/10/2063	2,000	2,090,722
UBS-Barclays Commercial Mortgage Trust 2012-C3 A2	1.852%		8/10/2049	520	537,504
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A2	2.804%		1/10/2045	205	218,837
Vornado DP LLC 2010-VNO A1†	2.97%		9/13/2028	408	436,378
Wachovia Bank Commercial Mortgage Trust 2005-C19 A5	4.661%		5/15/2044	102	104,143
Wachovia Bank Commercial Mortgage Trust 2005-C20 B	5.25%	#	7/15/2042	175	182,724
Wachovia Bank Commercial Mortgage Trust 2006-C23 B	5.47%	#	1/15/2045	175	174,443
Wachovia Bank Commercial Mortgage Trust 2006-C26 A3	6.011%	#	6/15/2045	530	618,901
Wachovia Bank Commercial Mortgage Trust 2006-C27 A3	5.765%	#	7/15/2045	820	945,576
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	400	440,776
Wachovia Bank Commercial Mortgage Trust 2006-C28 A4	5.572%		10/15/2048	660	761,076
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	435	468,877
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4	5.308%		11/15/2048	585	676,684
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	573	632,231
Wachovia Bank Commercial Mortgage Trust 2007-C30 A5	5.342%		12/15/2043	1,206	1,391,113
Wachovia Bank Commercial Mortgage Trust 2007-C31 A4	5.509%		4/15/2047	481	559,512
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	2,380	2,491,177
Wachovia Bank Commercial Mortgage Trust 2007-C32 A3	5.74%	#	6/15/2049	925	1,087,144

See Notes to Financial Statements.	147

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2007-C33 A4	5.92%	#	2/15/2051	$930	$1,108,107
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2	1.844%		10/15/2045	450	464,647
Wells Fargo Re-REMIC Trust 2012-IO A†	1.75%		8/20/2021	458	457,916
WF-RBS Commercial Mortgage Trust 12/45 1.765	1.765%		12/15/2045	480	491,986
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	920	999,144
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	272	292,310
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	351	370,317
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	1,040	1,075,724
WF-RBS Commercial Mortgage Trust 2012-C9 A2	1.829%		11/15/2045	550	567,409

Total Non-Agency Commercial Mortgage-Backed Securities (cost $116,645,358)					119,904,428

Total Long-Term Investments (cost $472,013,394)					479,253,382

SHORT-TERM INVESTMENTS 5.80%

Commercial Paper 1.14%

Automotive 0.26%
Daimler Finance North America LLC†	Zero Coupon		3/1/2013	150	149,681
Daimler Finance North America LLC†	Zero Coupon		7/22/2013	150	148,981
Daimler Finance North America LLC†	Zero Coupon		9/16/2013	400	396,628
Daimler Finance North America LLC†	Zero Coupon		8/15/2013	650	645,128

Total					1,340,418

Oil 0.05%
BP Capital Markets plc†	Zero Coupon		2/11/2013	250	249,595

Telecommunications 0.83%
British Telecommunication plc†	Zero Coupon		6/3/2013	250	248,850
Vodafone Group plc†	Zero Coupon		9/9/2013	335	332,454
Vodafone Group plc†	Zero Coupon		12/28/2012	700	699,554
Vodafone Group plc†	Zero Coupon		6/11/2013	1,500	1,490,395
Vodafone Group plc†	Zero Coupon		7/31/2013	950	942,848
Vodafone Group plc†	Zero Coupon		2/8/2013	250	249,425

148	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Investments			Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS (continued)
Vodafone Group plc†	Zero Coupon	2/13/2013	$275	$274,321

Total				4,237,847

Total Commercial Paper (cost $5,827,860)				5,827,860

Repurchase Agreements 4.66%

Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $2,930,000 of Federal National Mortgage Assoc. at 1.70% due 11/13/2019; value: $2,944,650, proceeds: $2,883,136			2,883	2,883,133
Repurchase Agreement dated 11/30/2012, 0.18% due 12/3/2012 with Bank of America Corp. collateralized by $21,432,000 of U.S. Treasury Bond at 2.75% due 11/15/2042; value: $21,205,127; proceeds: $20,786,312			20,786	20,786,000

Total Repurchase Agreements (cost $23,669,133)				23,669,133

Total Short-Term Investments (cost $29,496,993)				29,496,993

Total Investments in Securities 100.10% (cost $501,510,387)				508,750,375

Liabilities in Excess of Cash, Foreign Cash & Other Assets(f) (0.10%)				(505,479)

Net Assets 100.00%				$508,244,896

CAD	Canadian dollar.
EUR	euro.
COD	Certificate of Deposit.
PIK	Payment-in-kind.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Security has been partially segregated to cover margin requirements for open futures contracts as of November 30, 2012 (See Note 2(h)).
(b)	Foreign security traded in U.S. dollars.
(c)	Investment in non-U.S. dollar denominated securities.
(d)

Floating Rate Loans in which the Fund invests generally pay interest at rates that are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rates shown is the rate(s) in effect at November 30, 2012.

(e)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(p). Total Floating Rate Loans included in Level 3 amounted to $1,213,388.
(f)	Liabilities in Excess of Cash, Foreign Cash & Other Assets include net unrealized appreciation/depreciation on futures contracts, forward foreign currency exchange contracts and swaps as follows:

See Notes to Financial Statements.	149

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Consumer Price Index (“CPI”) Swaps at November 30, 2012:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation

Barclays Bank plc	1.5425%	CPI Urban Consumer NSA	7/25/2014	$12,000,000	$12,060,529	$60,529
Barclays Bank plc	2.6475%	CPI Urban Consumer NSA	9/28/2022	20,000,000	20,287,263	287,263
Barclays Bank plc	2.7425%	CPI Urban Consumer NSA	9/14/2024	15,000,000	15,141,148	141,148
Deutsche Bank AG	2.1925%	CPI Urban Consumer NSA	8/16/2017	10,000,000	10,098,498	98,498
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	7,000,000	7,154,872	154,872
Deutsche Bank AG	2.44%	CPI Urban Consumer NSA	4/11/2020	8,000,000	8,093,446	93,446
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	5,374,864	374,864
Deutsche Bank AG	2.5%	CPI Urban Consumer NSA	9/4/2021	10,000,000	10,205,062	205,062
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	5,338,741	338,741
Deutsche Bank AG	2.52%	CPI Urban Consumer NSA	8/8/2021	5,000,000	5,029,317	29,317
Deutsche Bank AG	2.585%	CPI Urban Consumer NSA	11/28/2020	15,000,000	15,061,464	61,464
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	9,013,264	13,264
Deutsche Bank AG	2.75%	CPI Urban Consumer NSA	3/30/2032	6,000,000	6,140,728	140,728
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	8,073,368	73,368
Goldman Sachs	2.5575%	CPI Urban Consumer NSA	11/13/2019	20,000,000	20,039,845	39,845
J.P. Morgan	2.385%	CPI Urban Consumer NSA	5/16/2020	10,000,000	10,148,867	148,867
J.P. Morgan	2.73%	CPI Urban Consumer NSA	9/20/2021	15,000,000	15,001,327	1,327
J.P. Morgan	2.81%	CPI Urban Consumer NSA	3/28/2032	7,000,000	7,076,963	76,963
Morgan Stanley	1.3975%	CPI Urban Consumer NSA	7/12/2014	10,000,000	10,066,117	66,117
Morgan Stanley	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	8,065,342	65,342
UBS AG	2.4975%	CPI Urban Consumer NSA	4/26/2020	9,000,000	9,058,901	58,901
UBS AG	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	10,093,185	93,185
UBS AG	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	5,049,117	49,117
Wells Fargo	1.69%	CPI Urban Consumer NSA	6/1/2015	8,000,000	8,045,822	45,822
Wells Fargo	2.41%	CPI Urban Consumer NSA	6/20/2021	10,000,000	10,194,106	194,106

150	See Notes to Financial Statements.

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Consumer Price Index (“CPI”) Swaps at November 30, 2012 (continued):

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation

Wells Fargo	2.56%	CPI Urban Consumer NSA	5/2/2021	$10,000,000	$10,067,559	$67,559
Wells Fargo	2.6275%	CPI Urban Consumer NSA	10/5/2019	15,000,000	15,013,316	13,316
Wells Fargo	2.855%	CPI Urban Consumer NSA	11/23/2032	10,000,000	10,062,365	62,365

Unrealized Appreciation on CPI Swaps						$3,055,396

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation

Bank of America	2.42%	CPI Urban Consumer NSA	5/19/2017	$15,000,000	$14,921,511	$(78,489)
Bank of America	2.555%	CPI Urban Consumer NSA	7/15/2018	5,000,000	4,925,079	(74,921)
Bank of America	2.82%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,910,733	(89,267)
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	5,000,000	4,890,434	(109,566)
Barclays Bank plc	2.215%	CPI Urban Consumer NSA	2/24/2015	5,000,000	4,969,369	(30,631)
Barclays Bank plc	2.62%	CPI Urban Consumer NSA	10/18/2019	15,000,000	14,998,431	(1,569)
Credit Suisse	2.56%	CPI Urban Consumer NSA	6/27/2020	5,000,000	4,985,000	(15,000)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	7,997,895	(2,105)
Deutsche Bank AG	1.965%	CPI Urban Consumer NSA	2/15/2014	6,000,000	5,994,018	(5,982)
Deutsche Bank AG	2.1325%	CPI Urban Consumer NSA	4/5/2014	10,000,000	9,947,439	(52,561)
Deutsche Bank AG	2.145%	CPI Urban Consumer NSA	2/8/2016	6,000,000	5,997,975	(2,025)
Deutsche Bank AG	2.245%	CPI Urban Consumer NSA	3/20/2014	6,000,000	5,958,751	(41,249)
Deutsche Bank AG	2.34%	CPI Urban Consumer NSA	6/17/2016	5,000,000	4,951,578	(48,422)
Deutsche Bank AG	2.4925%	CPI Urban Consumer NSA	5/16/2016	4,000,000	3,945,185	(54,815)
Deutsche Bank AG	2.59%	CPI Urban Consumer NSA	5/13/2016	12,000,000	11,778,052	(221,948)
Deutsche Bank AG	2.6075%	CPI Urban Consumer NSA	6/13/2020	5,000,000	4,967,518	(32,482)
Deutsche Bank AG	2.7%	CPI Urban Consumer NSA	7/11/2019	6,000,000	5,866,867	(133,133)
Deutsche Bank AG	2.71%	CPI Urban Consumer NSA	10/11/2020	15,000,000	14,967,489	(32,511)

See Notes to Financial Statements.	151

Schedule of Investments (continued)
INFLATION FOCUSED FUND November 30, 2012

Consumer Price Index (“CPI”) Swaps at November 30, 2012 (continued):

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation

Deutsche Bank AG	2.73%	CPI Urban Consumer NSA	10/25/2021	$15,000,000	$14,978,078	$(21,922)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	7,833,522	(166,478)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,912,782	(87,218)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/5/2026	5,000,000	4,824,983	(175,017)
J.P. Morgan	2.6075%	CPI Urban Consumer NSA	6/3/2020	5,000,000	4,972,055	(27,945)
Morgan Stanley	2.265%	CPI Urban Consumer NSA	6/22/2016	5,000,000	4,969,362	(30,638)
Morgan Stanley	2.27%	CPI Urban Consumer NSA	3/14/2014	5,000,000	4,964,377	(35,623)
Morgan Stanley	2.735%	CPI Urban Consumer NSA	5/13/2019	12,000,000	11,773,806	(226,194)
Morgan Stanley	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	4,976,216	(23,784)
UBS AG	2.7175%	CPI Urban Consumer NSA	5/13/2020	12,000,000	11,839,607	(160,393)

Unrealized Depreciation on CPI Swaps						$(1,981,888)

Credit Default Swaps on Indexes – Sell Protection at November 30, 2012*:

Swap Counterparty	Fund Receives	Referenced Index	Termination Date	Notional Amount	Fair Value	Upfront Payments Received**	Unrealized Appreciation	Credit Default Swap Agreements Payable at Fair Value***

Credit Suisse	.07%	Markit CMBX. NA.AAA.2	3/15/2049	$300,000	$288,960	$16,616	$5,576	$11,040
Credit Suisse	.35%	Markit CMBX. NA.AAA.4	2/17/2051	500,000	473,500	40,205	13,705	26,500
Credit Suisse	.50%	Markit CMBX. NA.AM.4	2/17/2051	135,000	114,480	26,732	6,212	20,520
Goldman Sachs	.08%	Markit CMBX. NA.AAA.3	12/13/2049	100,000	94,800	7,946	2,746	5,200
Goldman Sachs	.50%	Markit CMBX. NA.AM.4	2/17/2051	100,000	84,800	18,683	3,483	15,200
J.P. Morgan	.10%	Markit CMBX. NA.AAA.1	10/12/2052	650,000	635,050	24,213	9,263	14,950
J.P. Morgan	.10%	Markit CMBX. NA.AAA.1	10/12/2052	200,000	195,400	8,387	3,787	4,600
Morgan Stanley	.08%	Markit CMBX. NA.AAA.3	12/13/2049	500,000	474,000	42,507	16,507	26,000
Morgan Stanley	.50%	Markit CMBX. NA.AM.4	2/17/2051	200,000	169,600	36,879	6,479	30,400
Morgan Stanley	.50%	Markit CMBX. NA.AM.4	2/17/2051	200,000	169,600	32,475	2,075	30,400

152	See Notes to Financial Statements.

Schedule of Investments (concluded)
INFLATION FOCUSED FUND November 30, 2012

Credit Default Swaps on Indexes – Sell Protection at November 30, 2012*: (continued)

Swap Counterparty	Fund Receives	Referenced Index	Termination Date	Notional Amount	Fair Value	Upfront Payments Received**	Unrealized Appreciation	Credit Default Swap Agreements Payable at Fair Value***

UBS AG	.07%	Markit CMBX. NA.AAA.2	3/15/2049	500,000	481,600	27,693	9,293	18,400

UBS AG	.07%	Markit CMBX. NA.AAA.2	3/15/2049	300,000	288,960	16,616	5,576	11,040

UBS AG	.08%	Markit CMBX. NA.AAA.3	12/13/2049	200,000	189,600	17,002	6,602	10,400

UBS AG	.50%	Markit CMBX. NA.AM.4	2/17/2051	700,000	593,600	149,121	42,721	106,400

Totals on Credit Default Swaps						$465,075	$134,025	$331,050

*

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

**	Upfront payments received are presented net of amortization (See Note 2(o)).
***	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

euro	Sell	J.P. Morgan	12/20/2012	221,000	$288,829	$287,472	$1,357
euro	Sell	J.P. Morgan	12/20/2012	237,000	309,740	308,284	1,456
euro	Sell	Goldman Sachs	1/22/2013	568,000	744,939	739,088	5,851

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$8,664

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

Canadian dollar	Sell	Goldman Sachs	2/8/2013	147,000	$147,263	$147,776	$(513)
Canadian dollar	Sell	J.P. Morgan	2/21/2013	553,000	553,624	555,762	(2,138)
euro	Sell	UBS AG	12/20/2012	82,106	105,929	106,802	(873)
euro	Sell	Goldman Sachs	2/13/2013	248,000	316,515	322,769	(6,254)
euro	Sell	Goldman Sachs	2/13/2013	119,000	154,059	154,877	(818)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(10,596)

Open Futures Contracts at November 30, 2012:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation (Depreciation)

U.S. 2- Year Treasury Note	March 2013	526	Long	$115,958,344	$20,356
U.S. 5- Year Treasury Note	March 2013	576	Short	(71,838,000)	(122,598)

Totals				$44,120,344	$(102,242)

See Notes to Financial Statements.	153

Schedule of Investments
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 95.40%

ASSET-BACKED SECURITIES 8.86%

Automobiles 4.49%
Ally Auto Receivables Trust 2010–4 A3	0.91%	11/17/2014	$25,554	$25,610,768
Ally Auto Receivables Trust 2011–5 A2	0.80%	6/16/2014	3,282	3,285,488
Ally Auto Receivables Trust 2012–2 A2	0.56%	10/15/2014	14,750	14,762,277
Ally Auto Receivables Trust 2012–2 A3	0.74%	4/15/2016	26,835	26,959,461
Ally Auto Receivables Trust 2012–5 A3	0.62%	3/15/2017	58,040	58,139,016
AmeriCredit Automobile Receivables Trust 2011–2 A2	0.90%	9/8/2014	2,448	2,449,382
AmeriCredit Automobile Receivables Trust 2011–4 A2	0.92%	3/9/2015	7,895	7,906,206
AmeriCredit Automobile Receivables Trust 2011–5 A2	1.19%	8/8/2015	17,442	17,505,970
AmeriCredit Automobile Receivables Trust 2012–1 A2	0.91%	10/8/2015	18,328	18,376,940
AmeriCredit Automobile Receivables Trust 2012–3 A2	0.71%	12/8/2015	30,705	30,760,545
AmeriCredit Automobile Receivables Trust 2012–4 A3	0.67%	6/8/2017	41,730	41,774,881
AmeriCredit Automobile Receivables Trust 2012–5 A3	0.62%	6/8/2017	34,200	34,201,966
Bank of America Auto Trust 2012–1 A2	0.59%	11/17/2014	41,556	41,588,408
BMW Vehicle Lease Trust 2011–1 A3	1.06%	2/20/2014	9,224	9,251,905
CarMax Auto Owner Trust 2011–1 A3	1.29%	9/15/2015	8,000	8,043,744
CarMax Auto Owner Trust 2011–3 A2	0.70%	11/17/2014	5,158	5,163,849
CarMax Auto Owner Trust 2012–1 A2	0.59%	3/16/2015	8,787	8,797,431
CarMax Auto Owner Trust 2012–3 A2	0.43%	9/15/2015	29,130	29,138,244
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	5,500	5,503,957
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	7,170	7,175,614
Ford Credit Auto Lease Trust 2012-A A3	0.85%	1/15/2015	21,000	21,097,020
Honda Auto Receivables Owner Trust 2012–4 A3	0.52%	8/18/2016	53,500	53,543,041
Huntington Auto Trust 2011–1A A2†	0.76%	4/15/2014	6,757	6,760,351
Huntington Auto Trust 2012–1 A2	0.54%	11/17/2014	37,868	37,895,103
Huntington Auto Trust 2012–2 A3	0.51%	4/17/2017	106,000	106,038,902
Hyundai Auto Lease Securitization Trust 2012-A A2†	0.68%	1/15/2015	29,600	29,654,346
Hyundai Auto Lease Securitization Trust 2012-A A3†	0.92%	8/17/2015	32,000	32,200,640

154	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Automobiles (continued)
Hyundai Auto Receivables Trust 2010-B A3	0.97%		4/15/2015	$25,536	$25,617,953
Hyundai Auto Receivables Trust 2012-C A3	0.53%		4/17/2017	53,200	53,244,635
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%		4/15/2014	30,213	30,245,454
Nissan Auto Lease Trust 2012-A A3	0.98%		5/15/2015	59,500	60,013,574
Nissan Auto Lease Trust 2012-B A3	0.58%		11/16/2015	11,800	11,810,042
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%		10/15/2014	22,299	22,315,925
Santander Drive Auto Receivables Trust 2010-A A3†	1.83%		11/17/2014	15,461	15,566,958
Santander Drive Auto Receivables Trust 2011–1 A2	0.94%		2/18/2014	1,716	1,716,319
Santander Drive Auto Receivables Trust 2011–2 A2	1.04%		4/15/2014	2,373	2,375,523
Santander Drive Auto Receivables Trust 2011–3 A2	1.11%		8/15/2014	3,697	3,703,672
Santander Drive Auto Receivables Trust 2011–3 A3	1.23%		4/15/2015	23,000	23,123,188
Santander Drive Auto Receivables Trust 2011–4 A3	1.64%		9/15/2015	14,000	14,161,546
Santander Drive Auto Receivables Trust 2012–1 A2	1.25%		4/15/2015	13,848	13,908,058
Santander Drive Auto Receivables Trust 2012–3 A2	0.83%		4/15/2015	22,143	22,191,818
Santander Drive Auto Receivables Trust 2012–3 A3	1.08%		4/15/2016	19,717	19,856,744
Santander Drive Auto Receivables Trust 2012–4 A2	0.79%		8/17/2015	64,588	64,725,540
Santander Drive Auto Receivables Trust 2012–6 A3	0.62%		7/15/2016	30,290	30,301,147
Volkswagen Auto Lease Trust 2012-A A3	0.87%		7/20/2015	63,745	64,221,303
Volkswagen Auto Loan Enhanced Trust 2012–2 A3	0.46%		1/20/2017	87,095	87,113,203

Total					1,249,798,057

Credit Cards 2.07%
American Express Credit Account Master Trust 2012–3 B	0.708%	#	3/15/2018	21,700	21,747,124
Bank of America Credit Card Trust 2008-B1	1.708%	#	6/15/2015	15,975	15,999,665
Bank One Issuance Trust 2003-A4	0.458%	#	1/15/2016	21,275	21,299,509
Capital One Multi-Asset Execution Trust 2006-A5	0.268%	#	1/15/2016	5,500	5,499,456

See Notes to Financial Statements.	155

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Credit Cards (continued)
Chase Issuance Trust 2004-A8	0.328%	#	9/15/2015	$9,250	$9,251,536
Chase Issuance Trust 2008-A4	4.65%		3/15/2015	52,350	53,017,960
Chase Issuance Trust 2012-A6 A	0.338%	#	8/15/2017	48,500	48,564,262
Citibank Credit Card Issuance Trust 2002-A10	0.458%	#	12/17/2014	12,900	12,901,580
Citibank Omni Master Trust 2009-A14A†	2.958%	#	8/15/2018	91,335	95,210,161
Discover Card Master Trust 2008-A4	5.65%		12/15/2015	3,255	3,348,786
Discover Card Master Trust 2012-B3	0.659%	#	5/15/2018	67,800	67,850,206
Dryrock Issuance Trust 2012–1 A	0.358%	#	8/15/2017	50,000	50,018,500
Dryrock Issuance Trust 2012–2 A	0.64%		8/15/2018	40,750	40,803,383
MBNA Credit Card Master Note Trust 2004-B1	4.45%		8/15/2016	27,200	28,516,548
MBNA Credit Card Master Note Trust 2006-C1	0.628%	#	7/15/2015	15,000	15,000,795
World Financial Network Credit Card Master Trust 2006-A†	0.338%	#	2/15/2017	51,525	51,517,142
World Financial Network Credit Card Master Trust 2011-A	1.68%		8/15/2018	33,150	33,795,116

Total					574,341,729

Home Equity 0.13%
Bear Stearns Asset Backed Securities Trust 2006-HE10 21A1	0.278%	#	12/25/2036	7,248	6,952,812
Bear Stearns Asset Backed Securities Trust 2007-HE3 1A1	0.328%	#	4/25/2037	4,943	4,896,347
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2A	0.268%	#	5/25/2037	6,247	6,116,288
Option One Mortgage Loan Trust 2005–1 A4	0.608%	#	2/25/2035	19,736	18,500,402
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	175	172,685

Total					36,638,534

Other 2.17%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.538%	#	6/25/2035	11,582	11,509,486
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A1†	1.34%		10/15/2043	32,000	32,161,600
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A2†	1.99%		10/15/2045	34,520	34,931,323
Morgan Stanley ABS Capital I 2006-HE1 A3	0.388%	#	1/25/2036	14,348	13,950,866
Nelnet Student Loan Trust 2010–3A A†	1.095%	#	7/27/2048	11,266	11,360,015
Nelnet Student Loan Trust 2010–4A A†	1.008%	#	4/25/2046	23,176	23,373,929
Nelnet Student Loan Trust 2012–1A A†	1.008%	#	12/27/2039	22,596	22,625,313
Pennsylvania Higher Education Assistance Agency 2009–2 A1	0.915%	#	4/25/2019	3,814	3,828,537

156	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Other (continued)
Saxon Asset Securities Trust 2006–3 A2	0.318%	#	10/25/2046	$6,394	$6,348,086
SLM Student Loan Trust 2004–2 A4	0.445%	#	10/25/2019	5,316	5,316,987
SLM Student Loan Trust 2005-A A2	0.529%	#	12/15/2020	11,110	11,002,712
SLM Student Loan Trust 2006–2 A4	0.405%	#	10/25/2022	16,389	16,391,266
SLM Student Loan Trust 2007–2 A2	0.315%	#	7/25/2017	26,900	26,859,734
SLM Student Loan Trust 2007–6 A2(a)	0.565%	#	1/25/2019	15,561	15,576,437
SLM Student Loan Trust 2007–7 A2	0.515%	#	1/25/2016	10,050	10,059,537
SLM Student Loan Trust 2010-A 2A†	3.458%	#	5/16/2044	116,307	122,751,699
SLM Student Loan Trust 2010-B A1†	2.128%	#	8/15/2016	867	867,537
SLM Student Loan Trust 2010-C A1†	1.858%	#	12/15/2017	17,473	17,507,576
SLM Student Loan Trust 2011–1 A1	0.728%	#	3/25/2026	31,293	31,449,066
SLM Student Loan Trust 2011-A A1†	1.208%	#	10/15/2024	30,997	31,151,333
SLM Student Loan Trust 2011-B A1†	1.058%	#	12/16/2024	38,424	38,522,662
SLM Student Loan Trust 2011-C A1†	1.608%	#	12/15/2023	30,399	30,709,116
SLM Student Loan Trust 2012-A A1†	1.608%	#	8/15/2025	23,220	23,487,708
SLM Student Loan Trust 2012-C A1†	1.308%	#	8/15/2023	25,988	26,173,927
SLM Student Loan Trust 2012-E A1†	0.964%	#	10/16/2023	27,090	27,102,272
Structured Asset Securities Corp. 2006-GEL3 A2†	0.438%	#	7/25/2036	9,964	9,412,812

Total					604,431,536

Total Asset-Backed Securities (cost $2,458,340,720)					2,465,209,856

CONVERTIBLE BONDS 0.25%

Computer Hardware 0.09%
SanDisk Corp.	1.00%		5/15/2013	25,500	25,388,437

Financial: Miscellaneous 0.05%
NASDAQ OMX Group, Inc. (The)	2.50%		8/15/2013	14,555	14,664,162

Metal Fabricating 0.02%
Owens-Brockway Glass Container, Inc.†	3.00%		6/1/2015	3,949	3,919,383

Oil: Integrated International 0.09%
Transocean, Inc.	1.50%		12/15/2037	24,675	24,829,219

Total Convertible Bonds (cost $68,586,068)					68,801,201

CORPORATE BONDS 47.06%

Advertising 0.07%
MDC Partners, Inc.	11.00%		11/1/2016	17,595	19,398,487

See Notes to Financial Statements.	157

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Aerospace/Defense 0.04%
BAE Systems Holdings, Inc.†	5.20%		8/15/2015	$4,935	$5,422,598
BAE Systems plc (United Kingdom)†(b)	3.50%		10/11/2016	4,435	4,700,900

Total					10,123,498

Air Transportation 0.11%
Bristow Group, Inc.	6.25%		10/15/2022	3,900	4,148,625
Continental Airlines, Inc.†	6.75%		9/15/2015	22,063	23,248,886
Continental Airlines, Inc.	7.461%		10/1/2016	2,404	2,404,130

Total					29,801,641

Apparel 0.01%
J. Crew Group, Inc.	8.125%		3/1/2019	2,925	3,085,875

Auto Parts: Original Equipment 0.08%
Delphi Corp.	5.875%		5/15/2019	2,412	2,617,020
Hertz Corp. (The)	7.50%		10/15/2018	10,065	11,071,500
International Automotive Components Group SA (Luxembourg)†(b)	9.125%		6/1/2018	4,925	4,604,875
Stanadyne Holdings, Inc.	12.00%		2/15/2015	6,930	4,608,450

Total					22,901,845

Auto: Replacement Parts 0.03%
PEP Boys-Manny Moe & Jack	7.50%		12/15/2014	8,015	8,035,118

Auto: Trucks & Parts 0.00%
Commercial Vehicle Group, Inc.	7.875%		4/15/2019	475	465,500

Automotive 0.29%
Daimler Finance North America LLC†	1.599%	#	9/13/2013	8,365	8,418,168
Kia Motors Corp. (South Korea)†(b)	3.625%		6/14/2016	13,600	14,416,245
Roper Industries, Inc.	6.625%		8/15/2013	19,411	20,199,533
TRW Automotive, Inc.†	8.875%		12/1/2017	33,374	36,878,270

Total					79,912,216

Banks: Diversified 7.98%
Abbey National Treasury Services plc	1.893%	#	4/25/2014	6,386	6,373,854
Abbey National Treasury Services plc	2.875%		4/25/2014	13,385	13,619,291
Abbey National Treasury Services plc†	3.875%		11/10/2014	1,900	1,963,274
Abbey National Treasury Services plc	4.00%		4/27/2016	5,854	6,197,126
Abbey National Treasury Services plc COD	1.615%	#	4/25/2013	3,200	3,210,983
Associated Banc-Corp.	1.875%		3/12/2014	40,700	40,718,803
Associated Banc-Corp.	5.125%		3/28/2016	64,556	71,095,846

158	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Banco Bradesco SA	2.41%	#	5/16/2014	$2,000	$2,011,038
Banco Bradesco SA†	3.125%		4/22/2013	18,043	18,155,769
Banco Bradesco SA	8.75%		4/24/2015	19,600	20,874,000
Banco de Credito e Inversiones (Chile)†(b)	3.00%		9/13/2017	11,800	11,895,568
Banco del Estado de Chile (Chile)†(b)	2.00%		11/9/2017	29,500	29,349,933
Banco del Estado de Chile COD	2.03%		4/2/2015	7,900	7,900,000
Banco do Brasil SA	3.875%		1/23/2017	24,800	25,792,000
Banco do Nordeste do Brasil SA (Brazil)†(b)	3.625%		11/9/2015	3,425	3,544,875
Banco do Nordeste do Brasil SA (Brazil)†(b)	4.375%		5/3/2019	9,800	10,094,000
Banco Industrial e Comercial SA (Brazil)†(b)	6.25%		1/20/2013	709	710,914
Bank of America Corp.	4.90%		5/1/2013	39,930	40,601,902
Bank of America Corp.	5.75%		12/1/2017	24,000	27,785,880
Bank of America Corp.	6.00%		9/1/2017	2,975	3,465,250
Bank of America Corp.	7.375%		5/15/2014	89,940	97,698,494
Bank of America Corp.	7.625%		6/1/2019	36,675	46,955,223
Bank of America Corp.	7.75%		8/15/2015	985	1,114,831
Bank of America NA	5.30%		3/15/2017	10,497	11,746,237
Bank of America NA	6.10%		6/15/2017	8,350	9,579,888
Bank of Nova Scotia (Canada)†(b)	2.15%		8/3/2016	66,740	70,279,222
Bank One Corp.	4.90%		4/30/2015	25,275	27,234,874
Caixa Economica Federal (Brazil)†(b)	2.375%		11/6/2017	9,850	9,800,750
CIT Group, Inc.†	4.75%		2/15/2015	16,950	17,670,375
Citigroup, Inc.	3.953%		6/15/2016	19,750	21,296,840
Citigroup, Inc.	4.587%		12/15/2015	19,755	21,616,830
Citigroup, Inc.	4.70%		5/29/2015	26,675	28,833,034
Citigroup, Inc.	5.00%		9/15/2014	47,282	49,809,696
Citigroup, Inc.	5.30%		1/7/2016	21,625	23,993,543
Citigroup, Inc.	5.50%		4/11/2013	94,575	96,172,561
Citigroup, Inc.	5.50%		2/15/2017	24,550	27,270,042
Citigroup, Inc.	6.00%		12/13/2013	33,414	35,170,140
Citigroup, Inc.	6.01%		1/15/2015	12,500	13,701,038
Citigroup, Inc.	6.125%		11/21/2017	16,482	19,610,745
Commonwealth Bank of Australia (Australia)†(b)	2.70%		11/25/2014	33,310	34,771,110
Discover Bank	8.70%		11/18/2019	5,372	7,129,122
DnB NOR Boligkreditt AS (Norway)†(b)	2.10%		10/14/2016	77,645	80,700,797
Finansbank AS (Turkey)†(b)	5.50%		5/11/2016	4,900	4,961,250
First Citizens St. Lucia Ltd. (Saint Lucia)†(b)	4.903%		2/9/2016	2,125	2,247,538
First Midwest Bancorp, Inc.	5.875%		11/22/2016	14,875	15,638,340

See Notes to Financial Statements.	159

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Goldman Sachs Group LP†	8.00%		3/1/2013	$700	$710,546
Goldman Sachs Group, Inc. (The)	1.60%		11/23/2015	29,400	29,487,494
Goldman Sachs Group, Inc. (The)	3.30%		5/3/2015	21,150	22,044,433
Goldman Sachs Group, Inc. (The)	3.70%		8/1/2015	37,115	39,205,502
Goldman Sachs Group, Inc. (The)	5.125%		1/15/2015	9,350	10,062,339
Goldman Sachs Group, Inc. (The)	5.35%		1/15/2016	13,545	15,046,301
Goldman Sachs Group, Inc. (The)	5.50%		11/15/2014	21,480	23,174,106
Goldman Sachs Group, Inc. (The)	6.15%		4/1/2018	34,525	40,376,642
Goldman Sachs Group, Inc. (The)	6.25%		9/1/2017	16,800	19,632,564
HBOS plc (United Kingdom)†(b)	6.75%		5/21/2018	2,052	2,190,510
HSBC Bank Brasil SA—Banco Multiplo (Brazil)†(b)	4.00%		5/11/2016	6,150	6,372,938
HSBC Bank USA	4.625%		4/1/2014	23,650	24,764,979
HSBC USA, Inc.	2.375%		2/13/2015	16,450	16,946,724
ING Bank NV (Netherlands)†(b)	2.00%		9/25/2015	29,400	29,602,478
JPMorgan Chase & Co.	3.45%		3/1/2016	44,971	47,985,856
JPMorgan Chase & Co.	4.875%		3/15/2014	2,627	2,743,011
JPMorgan Chase Bank NA	6.00%		10/1/2017	95,680	113,438,782
Morgan Stanley	1.916%	#	1/24/2014	7,200	7,246,649
Morgan Stanley	5.375%		10/15/2015	12,050	13,060,573
Morgan Stanley	5.55%		4/27/2017	28,125	31,144,191
Morgan Stanley	5.95%		12/28/2017	9,850	11,166,876
Morgan Stanley	6.00%		5/13/2014	54,061	57,330,826
Morgan Stanley	6.00%		4/28/2015	86,101	93,873,423
Nordea Eiendomskreditt AS (Norway)†(b)	2.125%		9/22/2017	52,740	54,704,618
Provident Funding Associates LP/PFG Finance Corp.†	10.125%		2/15/2019	290	305,950
Regions Financial Corp.	4.875%		4/26/2013	5,525	5,614,781
Regions Financial Corp.	7.75%		11/10/2014	5,000	5,525,000
Royal Bank of Canada (Canada)(b)	1.20%		9/19/2017	67,885	68,405,610
Russian Agricultural Bank OJSC via RSHB Capital SA (Luxembourg)†(b)	5.298%		12/27/2017	13,800	14,662,500
Russian Agricultural Bank OJSC via RSHB Capital SA (Luxembourg)†(b)	7.125%		1/14/2014	11,800	12,508,000
Sberbank via SB Capital SA (Russia)†(b)	4.95%		2/7/2017	11,800	12,591,662
Sberbank via SB Capital SA (Russia)(b)	5.40%		3/24/2017	4,900	5,299,154
Shinhan Bank (South Korea)†(b)	4.375%		7/27/2017	5,800	6,410,566
Sparebank 1 Boligkreditt AS (Norway)†(b)	2.30%		6/30/2018	67,210	70,609,146
State Bank of India (United Kingdom)†(b)	4.125%		8/1/2017	14,800	15,252,717

160	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Swedbank Hypotek AB (Sweden)†(b)	2.95%		3/28/2016	$33,630	$35,931,873
Synovus Financial Corp.	5.125%		6/15/2017	4,800	4,680,000
Synovus Financial Corp.	7.875%		2/15/2019	14,175	15,663,375
Turkiye Halk Bankasi AS (Turkey)†(b)	4.875%		7/19/2017	9,800	10,584,000
Turkiye Vakiflar Bankasi Tao (Turkey)†(b)	5.75%		4/24/2017	5,500	6,077,500
Vietnam Joint Stock Commercial Bank for Industry & Trade (Vietnam)†(b)	8.00%		5/17/2017	4,200	4,105,500
VTB Bank OJSC via VTB Capital SA (Luxembourg)†(b)	6.00%		4/12/2017	7,800	8,268,000
Wells Fargo Bank, NA	4.75%		2/9/2015	12,750	13,743,658
Westpac Banking Corp. (Australia)†(b)	2.90%		9/10/2014	67,570	70,495,173

Total					2,219,409,352

Banks: Money Center 0.83%
1Malaysia Sukuk Global Berhad (Malaysia)†(b)	3.928%		6/4/2015	13,575	14,547,798
Akbank TAS (Turkey)†(b)	3.875%		10/24/2017	7,850	8,116,099
Banco de Credito del Peru (Peru)†(b)	4.75%		3/16/2016	9,900	10,593,000
Banco Latinoamericano de Comercio Exterior SA (Panama)†(b)	3.75%		4/4/2017	7,800	8,041,800
Caribbean Development Bank†	0.621%	#	7/19/2013	3,800	3,805,263
Central American Bank for Economic Integration (Honduras)†(b)	6.75%		4/15/2013	9,875	10,090,581
Eurasian Development Bank (Kazakhstan)†(b)	7.375%		9/29/2014	13,700	15,104,250
European Investment Bank (Luxembourg)(b)	4.875%		2/16/2016	19,001	21,550,022
Export-Import Bank of Korea (South Korea)(b)	3.75%		10/20/2016	$6,675	$7,244,638
Wachovia Corp.	5.625%		10/15/2016	19,901	22,938,271
Zions Bancorporation	4.00%		6/20/2016	23,625	24,190,701
Zions Bancorporation	4.50%		3/27/2017	52,000	54,661,412
Zions Bancorporation	7.75%		9/23/2014	26,403	29,010,956

Total					229,894,791

Beverages 0.34%
Ajecorp BV (Netherlands)†(b)	6.50%		5/14/2022	3,400	3,689,000
Beam, Inc.	4.875%		12/1/2013	500	518,382
Beam, Inc.	5.375%		1/15/2016	2,711	3,048,674
Central American Bottling Corp.†	6.75%		2/9/2022	5,511	6,034,545
Cott Beverages, Inc.	8.125%		9/1/2018	950	1,054,500
Cott Beverages, Inc.	8.375%		11/15/2017	22,918	25,037,915
Foster’s Finance Corp.†	4.875%		10/1/2014	1,900	2,038,147
Pernod Ricard SA (France)†(b)	2.95%		1/15/2017	49,300	52,071,843

Total					93,493,006

See Notes to Financial Statements.	161

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Biotechnology Research & Production 0.26%
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	$36,380	$39,562,922
Laboratory Corp. of America Holdings	5.625%	12/15/2015	900	1,008,434
Life Technologies Corp.	3.375%	3/1/2013	23,379	23,485,141
Life Technologies Corp.	4.40%	3/1/2015	7,032	7,495,746

Total				71,552,243

Brokers 0.16%
E*Trade Financial Corp.	6.75%	6/1/2016	4,900	5,169,500
Raymond James Financial, Inc.	4.25%	4/15/2016	6,250	6,606,969
Raymond James Financial, Inc.	8.60%	8/15/2019	25,167	32,056,189

Total				43,832,658

Building Materials 0.17%
Cemex Finance LLC†	9.375%	10/12/2022	8,625	9,336,562
Cimento Tupi SA (Brazil)†(b)	9.75%	5/11/2018	4,980	5,241,450
Interline Brands, Inc.	7.50%	11/15/2018	7,125	7,748,438
Nortek, Inc.	8.50%	4/15/2021	10,330	11,285,525
Owens Corning, Inc.	6.50%	12/1/2016	1,519	1,718,809
Owens Corning, Inc.	9.00%	6/15/2019	8,500	10,735,551

Total				46,066,335

Business Services 0.32%
Alliance Data Systems Corp.†	5.25%	12/1/2017	18,100	18,371,500
Alliance Data Systems Corp.†	6.375%	4/1/2020	5,325	5,644,500
American Residential Services LLC†	12.00%	4/15/2015	4,100	3,915,500
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	5,300	5,697,500
Iron Mountain, Inc.	8.375%	8/15/2021	14,534	16,132,740
Monitronics International, Inc.	9.125%	4/1/2020	8,050	8,291,500
Nord Anglia Education (UK) Holdings plc (United Kingdom)†(b)	10.25%	4/1/2017	8,300	9,130,000
Verisk Analytics, Inc.	4.875%	1/15/2019	21,400	23,151,141

Total				90,334,381

Cable Services 0.04%
Historic TW, Inc.	9.125%	1/15/2013	10,669	10,766,707

Capital Goods 0.03%
Sequa Corp.†	11.75%	12/1/2015	8,950	9,285,625

Chemicals 1.06%
Airgas, Inc.	2.85%	10/1/2013	8,110	8,240,879

162	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Chemicals (continued)
Airgas, Inc.	7.125%	10/1/2018	$50,424	$54,034,056
Braskem SA (Brazil)†(b)	11.75%	1/22/2014	8,331	9,247,410
Cabot Finance BV (Netherlands)†(b)	5.25%	9/1/2013	6,400	6,593,939
CF Industries, Inc.	6.875%	5/1/2018	27,255	33,545,836
Chemtura Corp.	7.875%	9/1/2018	3,820	4,096,950
Cytec Industries, Inc.	6.00%	10/1/2015	9,985	11,070,399
Incitec Pivot Ltd. (Australia)†(b)	4.00%	12/7/2015	43,056	45,366,170
INEOS Finance plc (United Kingdom)†(b)	8.375%	2/15/2019	3,525	3,771,750
INEOS Group Holdings Ltd. (United Kingdom)†(b)	8.50%	2/15/2016	12,085	11,903,725
LyondellBasell Industries NV (Netherlands)(b)	5.00%	4/15/2019	14,300	15,962,375
Methanex Corp. (Canada)(b)	6.00%	8/15/2015	33,637	36,406,570
Phibro Animal Health Corp.†	9.25%	7/1/2018	10,290	10,161,375
Rhodia SA (France)†(b)	6.875%	9/15/2020	26,840	30,448,799
Yara International ASA (Norway)†(b)	7.875%	6/11/2019	10,185	13,152,318

Total				294,002,551

Coal 0.03%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	8.25%	12/15/2017	5,238	5,657,040
Peabody Energy Corp.	6.00%	11/15/2018	2,800	2,940,000

Total				8,597,040

Communications & Media 0.07%
Digicel Ltd. (Jamaica)†(b)	7.00%	2/15/2020	1,300	1,387,750
Digicel Ltd. (Jamaica)†(b)	12.00%	4/1/2014	16,975	18,842,250

Total				20,230,000

Computer Hardware 1.16%
Hewlett-Packard Co.	0.592%#	5/24/2013	35,936	35,764,082
Hewlett-Packard Co.	1.25%	9/13/2013	56,757	56,550,688
Hewlett-Packard Co.	2.35%	3/15/2015	25,000	24,754,550
Hewlett-Packard Co.	4.50%	3/1/2013	122,499	123,414,680
Hewlett-Packard Co.	6.125%	3/1/2014	36,648	38,360,414
Lexmark International, Inc.	5.90%	6/1/2013	10,870	11,075,443
Seagate Technology International†	10.00%	5/1/2014	30,290	32,902,513

Total				322,822,370

Computer Service 0.03%
Computer Sciences Corp.	2.50%	9/15/2015	9,125	9,322,885

See Notes to Financial Statements.	163

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Computer Software 0.69%
BMC Software, Inc.	7.25%	6/1/2018	$54,775	$63,975,119
Brocade Communications Systems, Inc.	6.625%	1/15/2018	1,520	1,584,600
HP Enterprise Services LLC	6.00%	8/1/2013	8,280	8,486,569
Netflix, Inc.	8.50%	11/15/2017	17,265	18,624,619
SERENA Software, Inc.	10.375%	3/15/2016	11,870	12,166,750
SunGard Data Systems, Inc.	7.375%	11/15/2018	30,000	32,137,500
Symantec Corp.	2.75%	9/15/2015	4,925	5,092,228
Symantec Corp.	2.75%	6/15/2017	49,175	50,889,044

Total				192,956,429

Construction/Homebuilding 0.18%
CRH America, Inc.	4.125%	1/15/2016	5,744	5,987,069
CRH America, Inc.	5.30%	10/15/2013	10,161	10,530,484
CRH America, Inc.	6.00%	9/30/2016	3,855	4,342,230
CRH America, Inc.	8.125%	7/15/2018	17,915	21,818,446
Empresas ICA SAB de CV (Mexico)†(b)	8.375%	7/24/2017	7,065	7,471,237

Total				50,149,466

Consumer Products 0.34%
Avon Products, Inc.	4.625%	5/15/2013	24,575	24,828,467
Avon Products, Inc.	4.80%	3/1/2013	11,803	11,893,033
Avon Products, Inc.	5.625%	3/1/2014	54,155	56,902,608

Total				93,624,108

Containers 0.51%
Ball Corp.	6.75%	9/15/2020	5,390	5,929,000
Berry Plastics Corp.	9.50%	5/15/2018	41,860	46,046,000
Crown Americas LLC/Crown Americas Capital Corp. II	7.625%	5/15/2017	22,776	24,284,910
Rock-Tenn Co.†	3.50%	3/1/2020	5,915	6,136,860
Rock-Tenn Co.†	4.45%	3/1/2019	13,105	14,278,789
Rock-Tenn Co.	5.625%	3/15/2013	19,663	19,807,405
Sealed Air Corp.	7.875%	6/15/2017	19,315	20,763,625
Sealed Air Corp.†	8.125%	9/15/2019	5,350	5,965,250

Total				143,211,839

Copper 0.02%
Southern Copper Corp.	6.375%	7/27/2015	4,400	4,913,696

164	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Data Product, Equipment & Communications 0.25%
Fidelity National Information Services, Inc.	7.625%	7/15/2017	$55,255	$60,504,225
Fidelity National Information Services, Inc.	7.875%	7/15/2020	8,877	10,031,010

Total				70,535,235

Diversified 0.29%
Ingersoll-Rand Global Holding Co., Ltd.	6.00%	8/15/2013	10,398	10,792,011
Ingersoll-Rand Global Holding Co., Ltd.	9.50%	4/15/2014	61,885	68,927,637

Total				79,719,648

Diversified Materials & Processing 0.08%
Kilroy Realty LP	5.00%	11/3/2015	21,401	23,422,581

Drugs 0.24%
Express Scripts Holding Co.†	2.75%	11/21/2014	9,220	9,527,985
McKesson Corp.	5.25%	3/1/2013	7,900	7,987,761
Mylan, Inc.†	6.00%	11/15/2018	44,000	48,730,000

Total				66,245,746

Electric: Equipment/Components 0.02%
Enel Finance International SA (Italy)†(b)	5.70%	1/15/2013	5,150	5,181,049

Electric: Power 1.93%
Black Hills Corp.	9.00%	5/15/2014	23,600	26,128,457
CE Generation LLC	7.416%	12/15/2018	26,184	27,035,308
DPL, Inc.	6.50%	10/15/2016	14,000	14,805,000
Duquesne Light Holdings, Inc.	5.50%	8/15/2015	51,004	55,456,241
Elwood Energy LLC	8.159%	7/5/2026	7,693	7,961,759
Entergy Mississippi, Inc.	3.25%	6/1/2016	10,900	11,516,275
FPL Energy Virginia Funding Corp.†	7.52%	6/30/2019	24,795	26,530,284
Genon Rema LLC	9.237%	7/2/2017	1,969	2,150,915
Great Plains Energy, Inc.	2.75%	8/15/2013	5,350	5,412,461
Indiantown Cogeneration LP	9.77%	12/15/2020	24,491	25,801,604
Metropolitan Edison Co.	4.95%	3/15/2013	7,000	7,081,557
Monongahela Power Co., Inc.†	7.95%	12/15/2013	6,300	6,751,036
Nevada Power Co.	7.375%	1/15/2014	3,000	3,220,029
Nisource Finance Corp.	5.40%	7/15/2014	2,150	2,300,612
NiSource Finance Corp.	6.15%	3/1/2013	16,342	16,543,742
North American Energy Alliance LLC/ North American Energy Alliance Finance Corp.	10.875%	6/1/2016	29,220	32,397,675
Oncor Electric Delivery Co. LLC	5.00%	9/30/2017	4,970	5,698,925

See Notes to Financial Statements.	165

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electric: Power (continued)
Oncor Electric Delivery Co. LLC	6.375%	1/15/2015	$64,317	$71,309,544
Oncor Electric Delivery Co. LLC	6.80%	9/1/2018	16,430	20,384,915
PNM Resources, Inc.	9.25%	5/15/2015	14,260	16,399,000
PPL WEM Holdings plc (United Kingdom)†(b)	3.90%	5/1/2016	58,465	61,850,065
Red Oak Power LLC	8.54%	11/30/2019	24,505	26,710,974
Star Energy Geothermal Wayang Windu Ltd. (Indonesia)†(b)	11.50%	2/12/2015	14,945	16,140,600
Trans-Allegheny Interstate Line Co.†	4.00%	1/15/2015	38,686	40,756,629
TransAlta Corp. (Canada)(b)	5.75%	12/15/2013	6,600	6,901,138

Total				537,244,745

Electrical Equipment 0.03%
Xerox Corp.	8.25%	5/15/2014	6,983	7,655,519

Electrical: Household 0.05%
WireCo WorldGroup, Inc.	9.50%	5/15/2017	14,300	15,158,000

Electronics 0.16%
FLIR Systems, Inc.	3.75%	9/1/2016	24,750	25,420,477
Jabil Circuit, Inc.	7.75%	7/15/2016	17,426	20,257,725

Total				45,678,202

Electronics: Semi-Conductors/Components 0.02%
Agilent Technologies, Inc.	2.50%	7/15/2013	6,750	6,818,749

Energy Equipment & Services 0.70%
Energy Transfer Partners LP	5.95%	2/1/2015	75,609	83,062,006
Energy Transfer Partners LP	6.00%	7/1/2013	89,273	91,674,979
Energy Transfer Partners LP	8.50%	4/15/2014	10,539	11,505,606
Gazprom OAO via RBS AG (Germany)†(b)	9.625%	3/1/2013	9,130	9,325,108

Total				195,567,699

Engineering & Contracting Services 0.07%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	25,173	18,628,020

Entertainment 0.59%
American Casino & Entertainment Properties LLC/ACEP Finance Corp.	11.00%	6/15/2014	23,039	23,802,167
Greektown Superholdings, Inc.	13.00%	7/1/2015	32,070	34,395,075
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	15,875	17,740,313
Midwest Gaming Borrower LLC/ Midwest Finance Corp.†	11.625%	4/15/2016	14,540	15,939,475

166	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Entertainment (continued)
Production Resource Group LLC	8.875%	5/1/2019	$9,490	$6,809,075
Seminole Indian Tribe of Florida†	5.798%	10/1/2013	5,610	5,725,033
Seminole Indian Tribe of Florida†	6.535%	10/1/2020	3,140	3,388,182
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	23,260	25,469,700
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	29,029	29,464,435

Total				162,733,455

Financial Services 3.75%
Air Lease Corp.†	4.50%	1/15/2016	24,600	24,907,500
Air Lease Corp.	5.625%	4/1/2017	40,280	42,294,000
American Express Bank FSB	5.50%	4/16/2013	10	10,181
American Express Credit Corp.	7.30%	8/20/2013	33,650	35,266,411
Aon Corp.	3.50%	9/30/2015	12,000	12,688,296
Astoria Depositor Corp.†	7.902%	5/1/2021	12,909	12,005,087
Banco Bradesco SA†	2.41%#	5/16/2014	7,800	7,821,941
Banco Bradesco SA†	4.50%	1/12/2017	9,800	10,339,000
Bank of America Corp.	1.50%	10/9/2015	29,525	29,650,481
Bank of America Corp.	6.50%	8/1/2016	6,185	7,190,199
Bank of America Corp.	7.80%	9/15/2016	3,427	4,029,182
Bear Stearns Cos. LLC (The)	5.55%	1/22/2017	34,696	39,292,665
CNH Capital LLC†	3.875%	11/1/2015	12,725	13,090,844
Credit Suisse AG (Guernsey)†(b)	1.625%	3/6/2015	57,970	59,249,804
Discover Financial Services†	3.85%	11/21/2022	17,294	17,463,689
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(b)	6.50%	5/30/2021	9,300	9,521,870
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	28,055	28,367,336
ERAC USA Finance LLC†	2.25%	1/10/2014	27,880	28,193,427
ERAC USA Finance LLC†	2.75%	7/1/2013	3,725	3,771,015
ERAC USA Finance LLC†	5.60%	5/1/2015	4,994	5,488,761
ERAC USA Finance LLC†	5.90%	11/15/2015	1,530	1,726,633
FMR LLC†	4.75%	3/1/2013	10,895	10,991,170
General Electric Capital Corp.	1.625%	7/2/2015	49,325	50,059,942
General Electric Capital Corp.	4.375%	9/21/2015	24,025	26,262,761
General Electric Capital Corp.	5.40%	9/20/2013	31,175	32,403,576
General Electric Capital Corp.	5.625%	9/15/2017	46,030	54,383,110
General Electric Capital Corp.	5.625%	5/1/2018	26,294	31,365,192
General Electric Capital Corp.	6.90%	9/15/2015	5,000	5,773,670
HSBC Finance Corp.	5.25%	1/15/2014	18,752	19,614,179

See Notes to Financial Statements.	167

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial Services (continued)
Hyundai Capital America†	1.625%	10/2/2015	$9,750	$9,824,822
Hyundai Capital America†	3.75%	4/6/2016	4,150	4,412,890
Hyundai Capital America†	4.00%	6/8/2017	7,945	8,618,291
Hyundai Capital Services, Inc. (South Korea)†(b)	3.50%	9/13/2017	3,800	4,040,646
Hyundai Capital Services, Inc. (South Korea)†(b)	4.375%	7/27/2016	24,931	26,976,040
Hyundai Capital Services, Inc. (South Korea)†(b)	6.00%	5/5/2015	3,780	4,168,206
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	3,185	3,411,100
Merrill Lynch & Co., Inc.	5.45%	2/5/2013	63,642	64,174,302
Merrill Lynch & Co., Inc.	5.45%	7/15/2014	14,775	15,767,644
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	1,456	1,592,723
Merrill Lynch & Co., Inc.	6.15%	4/25/2013	13,244	13,523,051
Merrill Lynch & Co., Inc.	6.40%	8/28/2017	10,611	12,442,809
MU Finance plc (United Kingdom)†(b)	8.375%	2/1/2017	35,797	38,840,076
Nationstar Mortgage LLC/ Nationstar Capital Corp.	10.875%	4/1/2015	12,070	13,080,862
Neuberger Berman Group LLC/ Neuberger Berman Finance Corp.†	5.625%	3/15/2020	11,300	11,836,750
Prudential Financial, Inc.	4.75%	4/1/2014	14,800	15,536,034
Prudential Financial, Inc.	6.20%	1/15/2015	4,875	5,395,055
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	9,110	9,816,025
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	20,502	23,474,790
Salton Sea Funding Corp.	7.475%	11/30/2018	1,863	1,983,597
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	21,981	22,947,346
TD Ameritrade Holding Corp.	2.95%	12/1/2012	1,589	1,589,000
Woodside Finance Ltd. (Australia)†(b)	4.50%	11/10/2014	39,788	42,187,614
Woodside Finance Ltd. (Australia)†(b)	5.00%	11/15/2013	6,350	6,579,743
Woodside Finance Ltd. (Australia)†(b)	8.125%	3/1/2014	53,200	57,698,060

Total				1,043,139,398

Financial: Miscellaneous 2.34%
Bunge Ltd. Finance Corp.	5.875%	5/15/2013	9,530	9,743,787
Compagnie de Financement Foncier SA (France)†(b)	2.125%	4/22/2013	62,690	63,034,544
Compagnie de Financement Foncier SA (France)†(b)	2.25%	3/7/2014	103,900	105,867,866
Equifax, Inc.	4.45%	12/1/2014	3,454	3,640,022
Ford Motor Credit Co. LLC	2.75%	5/15/2015	34,300	34,947,584

168	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Financial: Miscellaneous (continued)
Ford Motor Credit Co. LLC	3.875%		1/15/2015	$19,980	$20,762,037
Ford Motor Credit Co. LLC	4.25%		2/3/2017	15,000	15,970,935
Ford Motor Credit Co. LLC	7.00%		4/15/2015	24,800	27,613,907
Ford Motor Credit Co. LLC	8.00%		12/15/2016	67,254	81,260,722
Ford Motor Credit Co. LLC	8.125%		1/15/2020	4,925	6,277,449
Ford Motor Credit Co. LLC	8.70%		10/1/2014	12,700	14,300,022
Ford Motor Credit Co. LLC	12.00%		5/15/2015	39,815	49,171,525
NASDAQ OMX Group, Inc. (The)	4.00%		1/15/2015	13,784	14,459,912
NASDAQ OMX Group, Inc. (The)	5.25%		1/16/2018	36,900	40,208,417
SLM Corp.	3.875%		9/10/2015	28,125	28,776,600
SLM Corp.	5.00%		10/1/2013	975	1,004,250
SLM Corp.	5.375%		1/15/2013	7,856	7,907,261
SLM Corp.	6.00%		1/25/2017	5,375	5,831,875
SLM Corp.	6.25%		1/25/2016	100,930	110,013,700
Turkiye Garanti Bankasi AS (Turkey)†(b)	2.819%	#	4/20/2016	2,500	2,487,500
Turkiye Garanti Bankasi AS (Turkey)†(b)	4.00%		9/13/2017	7,800	8,112,000

Total					651,391,915

Food 0.80%
CFG Investment SAC (Peru)†(b)	9.75%		7/30/2019	16,700	13,899,410
Dean Foods Co.	7.00%		6/1/2016	15,570	16,776,675
Dean Foods Co.	9.75%		12/15/2018	32,425	36,721,313
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.†	9.875%		2/1/2020	12,163	12,467,075
JBS USA LLC/JBS USA Finance, Inc.	11.625%		5/1/2014	3,900	4,402,125
Kraft Foods, Inc.	2.625%		5/8/2013	4,825	4,862,162
Minerva Luxembourg SA (Luxembourg)†(b)	12.25%		2/10/2022	5,250	6,234,375
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%		4/1/2015	57,934	59,237,515
Raizen Fuels Finance Ltd.†	9.50%		8/15/2014	4,359	4,842,849
Southern States Cooperative, Inc.†	11.25%		5/15/2015	12,065	12,607,925
Wm. Wrigley Jr. Co.†	3.70%		6/30/2014	47,865	49,647,397
Wm. Wrigley Jr. Co.	4.65%		7/15/2015	1,925	2,060,876

Total					223,759,697

Food/Beverage 0.02%
Cadbury Schweppes US Finance LLC†	5.125%		10/1/2013	6,250	6,450,262

See Notes to Financial Statements.	169

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Gaming 0.13%
CCM Merger, Inc.†	9.125%		5/1/2019	$14,450	$14,522,250
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%		7/1/2019	20,358	22,292,010

Total					36,814,260

Health Care Management Services 0.03%
WellPoint, Inc.	5.25%		1/15/2016	7,473	8,382,718

Health Care Products 0.20%
Bausch & Lomb, Inc.	9.875%		11/1/2015	1,145	1,179,350
Biogen Idec, Inc.	6.00%		3/1/2013	9,560	9,681,947
Boston Scientific Corp.	4.50%		1/15/2015	20,349	21,701,740
Boston Scientific Corp.	5.45%		6/15/2014	2,362	2,514,439
Boston Scientific Corp.	6.25%		11/15/2015	9,900	11,189,129
DENTSPLY International, Inc.	1.81%	#	8/15/2013	1,950	1,962,429
Hanger, Inc.	7.125%		11/15/2018	550	581,625
HCA, Inc.	7.25%		9/15/2020	6,998	7,837,760

Total					56,648,419

Health Care Services 0.26%
American Renal Associates Holdings, Inc. PIK	9.75%		3/1/2016	7,147	7,593,688
Centene Corp.	5.75%		6/1/2017	1,292	1,379,210
Community Health Systems, Inc.	8.00%		11/15/2019	21,432	23,441,250
Express Scripts Holding Co.	6.25%		6/15/2014	2,850	3,081,964
Kindred Healthcare, Inc.	8.25%		6/1/2019	5,400	5,265,000
Medco Health Solutions, Inc.	6.125%		3/15/2013	16,634	16,896,318
Nationwide Health Properties, Inc.	6.00%		5/20/2015	990	1,104,434
Nationwide Health Properties, Inc.	6.25%		2/1/2013	14,506	14,624,384

Total					73,386,248

Household Equipment/Products 0.14%
Newell Rubbermaid, Inc.	2.00%		6/15/2015	7,772	7,878,290
Newell Rubbermaid, Inc.	5.50%		4/15/2013	3,265	3,318,676
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.875%		8/15/2019	24,321	25,901,865
Spectrum Brands Escrow Corp.†	6.375%		11/15/2020	2,600	2,704,000

Total					39,802,831

170	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Household Furnishings 0.24%
Whirlpool Corp.	5.50%	3/1/2013	$17,884	$18,093,761
Whirlpool Corp.	8.60%	5/1/2014	42,992	47,492,231

Total				65,585,992

Insurance 1.05%
American International Group, Inc.†	3.75%	11/30/2013	3,350	3,444,356
American International Group, Inc.	4.25%	5/15/2013	9,795	9,948,654
American International Group, Inc.	4.875%	9/15/2016	41,574	46,580,715
American International Group, Inc.	5.05%	10/1/2015	4,925	5,419,519
Fidelity National Financial, Inc.	6.60%	5/15/2017	19,437	22,043,871
Hartford Financial Services Group, Inc.	4.625%	7/15/2013	1,655	1,691,549
Hartford Financial Services Group, Inc.	4.75%	3/1/2014	1,450	1,509,515
Hartford Financial Services Group, Inc.	5.375%	3/15/2017	15,775	17,969,145
Hartford Financial Services Group, Inc.	6.30%	3/15/2018	9,088	10,845,692
Hartford Financial Services Group, Inc.	7.30%	11/1/2015	2,290	2,617,122
Liberty Mutual Group, Inc.†	5.75%	3/15/2014	22,472	23,609,578
Liberty Mutual Group, Inc.†	6.70%	8/15/2016	15,325	17,636,056
Markel Corp.	6.80%	2/15/2013	23,650	23,900,335
Markel Corp.	7.125%	9/30/2019	1,375	1,673,944
Willis Group Holdings plc (United Kingdom)(b)	4.125%	3/15/2016	19,882	21,236,382
Willis North America, Inc.	5.625%	7/15/2015	68,808	75,458,913
Willis North America, Inc.	6.20%	3/28/2017	6,041	6,920,654

Total				292,506,000

Investment Management Companies 0.33%
Lazard Group LLC	6.85%	6/15/2017	32,360	37,407,739
Lazard Group LLC	7.125%	5/15/2015	38,789	43,033,293
Nuveen Investments, Inc.	5.50%	9/15/2015	11,250	10,743,750

Total				91,184,782

Jewelry, Watches & Gemstones 0.07%
ALROSA Finance SA (Luxembourg)†(b)	8.875%	11/17/2014	16,343	18,099,872

Leasing 0.83%
International Lease Finance Corp.	4.875%	4/1/2015	6,850	7,046,938
International Lease Finance Corp.	5.625%	9/20/2013	22,049	22,738,031
International Lease Finance Corp.	5.75%	5/15/2016	27,765	29,163,190
International Lease Finance Corp.	6.375%	3/25/2013	10,185	10,337,775
International Lease Finance Corp.†	6.50%	9/1/2014	6,280	6,719,600
International Lease Finance Corp.	8.625%	9/15/2015	20,213	22,588,028

See Notes to Financial Statements.	171

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Leasing (continued)
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017	$18,800	$20,327,500
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	7/11/2014	11,857	11,991,909
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	65,985	66,132,410
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	32,400	33,254,744

Total				230,300,125

Leisure 0.34%
Carnival Corp.	1.875%	12/15/2017	19,550	19,668,903
Chester Downs & Marina LLC†	9.25%	2/1/2020	1,150	1,141,375
Easton-Bell Sports, Inc.	9.75%	12/1/2016	42,345	45,680,092
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	13,425	14,129,813
Royal Caribbean Cruises Ltd.	7.25%	3/15/2018	12,250	13,934,375

Total				94,554,558

Lodging 0.13%
Hyatt Hotels Corp.	3.875%	8/15/2016	11,110	11,800,986
Hyatt Hotels Corp.†	5.75%	8/15/2015	8,132	8,917,218
Sugarhouse HSP Gaming Prop. Mezz. LP/
Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	14,251	15,302,011

Total				36,020,215

Machinery: Agricultural 0.24%
American Rock Salt Co. LLC/American
Rock Capital Corp.†	8.25%	5/1/2018	14,942	13,746,640
Camposol SA (Peru)†(b)	9.875%	2/2/2017	13,986	15,524,460
Lorillard Tobacco Co.	8.125%	6/23/2019	22,049	28,297,620
MHP SA (Ukraine)†(b)	10.25%	4/29/2015	10,000	10,325,000

Total				67,893,720

Machinery: Industrial/Specialty 0.06%
Cleaver-Brooks, Inc.†	12.25%	5/1/2016	9,965	11,023,781
Dematic SA (Luxembourg)†(b)	8.75%	5/1/2016	4,375	4,681,250

Total				15,705,031

Machinery: Oil Well Equipment & Services 0.07%
National Oilwell Varco, Inc.	6.125%	8/15/2015	16,320	16,542,621
Ormat Funding Corp.	8.25%	12/30/2020	2,687	2,512,629

Total				19,055,250

Manufacturing 0.21%
Gibraltar Industries, Inc.	8.00%	12/1/2015	1,900	1,936,338
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	8,025	8,265,750

172	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Manufacturing (continued)
Pentair Finance SA (Luxembourg)†(b)	1.35%	12/1/2015		$19,450	$19,463,031
Smiths Group plc (United Kingdom)†(b)	6.05%	5/15/2014		27,241	28,713,648

Total					58,378,767

Materials & Commodities 0.14%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		36,979	40,307,110

Media 0.98%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	4.75%	10/1/2014		25,350	27,092,990
Globo Comunicacao e Participacoes SA (Brazil)(7.25% after 5/11/2017)~†(b)	5.307%	5/11/2022		14,800	16,132,000
Harron Communications LP/ Harron Finance Corp.†	9.125%	4/1/2020		3,650	3,987,625
Interpublic Group of Cos., Inc. (The)	2.25%	11/15/2017		13,660	13,496,913
NET Servicos de Comunicacao SA (Brazil)(b)	7.50%	1/27/2020		23,663	27,389,923
News America, Inc.	7.60%	10/11/2015		1,000	1,168,097
Videotron Ltee (Canada)(b)	6.375%	12/15/2015		1,500	1,524,375
Videotron Ltee (Canada)(b)	9.125%	4/15/2018		14,070	15,090,075
Virgin Media Secured Finance plc (United Kingdom)(b)	6.50%	1/15/2018		152,626	166,362,340

Total					272,244,338

Metal Fabricating 0.08%
Constellation Enterprises LLC†	10.625%	2/1/2016		1,000	1,067,500
Timken Co.	6.00%	9/15/2014		16,795	18,006,323
Xstrata Canada Corp. (Canada)(b)	6.00%	10/15/2015		1,975	2,203,675

Total					21,277,498

Metals & Minerals: Miscellaneous 1.16%
Allied Nevada Gold Corp.†(c)	8.75%	6/1/2019	CAD	36,562	38,739,120
Anglo American Capital plc (United Kingdom)†(b)	9.375%	4/8/2019		97,677	127,424,335
Barrick Gold Corp. (Canada)(b)	2.90%	5/30/2016		10,706	11,290,291
Compass Minerals International, Inc.	8.00%	6/1/2019		17,658	19,070,640
Corp. Nacional del Cobre de Chile (Chile)†(b)	4.75%	10/15/2014		6,900	7,327,193
IAMGOLD Corp. (Canada)†(b)	6.75%	10/1/2020		17,650	17,341,125
KGHM International Ltd. (Canada)†(b)	7.75%	6/15/2019		23,016	23,764,020
Kinross Gold Corp. (Canada)(b)	3.625%	9/1/2016		48,128	49,220,457
New Gold, Inc. (Canada)†(b)	6.25%	11/15/2022		12,775	13,110,344
New Gold, Inc. (Canada)†(b)	7.00%	4/15/2020		1,800	1,921,500
Xstrata Finance Canada Ltd. (Canada)†(b)	1.80%	10/23/2015		14,650	14,725,140

Total					323,934,165

See Notes to Financial Statements.	173

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Miscellaneous 0.04%
Harvest Operations Corp. (Canada)(b)	6.875%	10/1/2017	$1,305	$1,442,025
Legacy Reserves LP/Finance Corp.†	8.00%	12/1/2020	9,050	9,095,250

Total				10,537,275

Natural Gas 0.20%
Florida Gas Transmission Co. LLC†	4.00%	7/15/2015	8,785	9,357,554
SourceGas LLC†	5.90%	4/1/2017	3,180	3,466,448
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2,825	3,143,866
Tennessee Gas Pipeline Co.	8.00%	2/1/2016	32,680	39,305,968

Total				55,273,836

Oil 2.06%
Afren plc (United Kingdom)†(b)	10.25%	4/8/2019	11,300	13,221,000
Afren plc (United Kingdom)†(b)	11.50%	2/1/2016	17,250	20,139,375
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014	1,589	1,710,161
Canadian Oil Sands Ltd. (Canada)†(b)	5.80%	8/15/2013	15,775	16,347,427
Chaparral Energy, Inc.	7.625%	11/15/2022	8,000	8,260,000
Chaparral Energy, Inc.	9.875%	10/1/2020	10,832	12,267,240
CNPC General Capital Ltd. (China)†(b)	2.75%	4/19/2017	9,800	10,190,491
CNPC HK Overseas Capital Ltd. (China)†(b)	3.125%	4/28/2016	4,000	4,180,848
Concho Resources, Inc.	5.50%	4/1/2023	7,237	7,526,480
Continental Resources, Inc.	7.375%	10/1/2020	20,323	22,964,990
DCP Midstream LLC†	9.70%	12/1/2013	7,275	7,886,064
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	14,071	15,196,680
Energy XXI Gulf Coast, Inc.	9.25%	12/15/2017	35,467	40,166,377
Gazprom OAO via Gaz Capital SA (Luxembourg)†(b)	4.95%	5/23/2016	16,800	17,961,384
Gazprom OAO via Gaz Capital SA (Luxembourg)†(b)	8.125%	7/31/2014	1,500	1,640,250
GlobalSantaFe Corp.	5.00%	2/15/2013	8,129	8,196,300
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	21,177	23,029,987
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	17,170	18,887,000
HollyFrontier Corp.	9.875%	6/15/2017	24,000	26,310,000
Husky Oil Ltd. (Canada)(b)	7.55%	11/15/2016	1,050	1,249,367
KazMunaiGas National Co. (Kazakhstan)†(b)	8.375%	7/2/2013	10,300	10,711,073
KazMunaiGas National Co. (Kazakhstan)†(b)	11.75%	1/23/2015	4,900	5,897,689
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	19,150	20,969,250
Laredo Petroleum, Inc.	7.375%	5/1/2022	4,801	5,221,088
Laredo Petroleum, Inc.	9.50%	2/15/2019	2,120	2,385,000
LUKOIL International Finance BV (Netherlands)†(b)	6.375%	11/5/2014	16,166	17,509,880
McMoRan Exploration Co.	11.875%	11/15/2014	17,425	17,642,813

174	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil (continued)
Naftogaz of Ukraine NJSC (Ukraine)(b)	9.50%	9/30/2014	$7,800	$8,034,000
Oasis Petroleum, Inc.	6.50%	11/1/2021	3,420	3,616,650
Oasis Petroleum, Inc.	7.25%	2/1/2019	2,705	2,894,350
Offshore Group Investments Ltd.	11.50%	8/1/2015	38,255	42,176,137
PC Financial Partnership (Canada)(b)	5.00%	11/15/2014	1,975	2,137,317
PDC Energy, Inc.†	7.75%	10/15/2022	6,800	6,902,000
Petro-Canada (Canada)(b)	4.00%	7/15/2013	4,795	4,891,413
Petroleos de Venezuela SA (Venezuela)(b)	5.25%	4/12/2017	3,250	2,730,000
Petronas Global Sukuk Ltd. (Malaysia)†(b)	4.25%	8/12/2014	26,700	28,206,761
QEP Resources, Inc.	6.05%	9/1/2016	5,000	5,362,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(b)	5.50%	9/30/2014	28,550	30,898,237
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(b)	5.832%	9/30/2016	10,666	11,774,822
Rosetta Resources, Inc.	9.50%	4/15/2018	10,013	11,089,398
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland)†(b)	3.149%	3/6/2017	6,800	6,812,398
Sinopec Group Overseas Development 2012 Ltd.†	2.75%	5/17/2017	11,800	12,330,953
SM Energy Co.	6.50%	11/15/2021	2,520	2,671,200
Swift Energy Co.†	7.875%	3/1/2022	7,100	7,384,000
TNK-BP Finance SA (Luxembourg)†(b)	7.50%	3/13/2013	7,150	7,280,130
Valero Energy Corp.	4.75%	6/15/2013	3,100	3,168,935
Valero Energy Corp.	6.70%	1/15/2013	6,275	6,313,974
WPX Energy, Inc.	5.25%	1/15/2017	9,375	9,960,938

Total				574,304,327

Oil: Crude Producers 1.80%

AK Transneft OJSC via TransCapitalInvest Ltd. (Ireland)†(b)	5.67%	3/5/2014	3,165	3,334,106
Anadarko Petroleum Corp.	5.75%	6/15/2014	34,020	36,342,784
Anadarko Petroleum Corp.	5.95%	9/15/2016	18,187	21,113,216
Anadarko Petroleum Corp.	6.375%	9/15/2017	9,830	11,815,758
Anadarko Petroleum Corp.	7.625%	3/15/2014	7,603	8,214,783
DCP Midstream Operating LP	2.50%	12/1/2017	22,375	22,376,969
Enbridge Energy Partners LP	5.875%	12/15/2016	1,940	2,261,590
Enogex LLC†	6.875%	7/15/2014	7,535	8,036,673
Enterprise Products Operating LLC	5.65%	4/1/2013	30,595	31,047,439
Enterprise Products Operating LLC	5.90%	4/15/2013	10,500	10,686,165
Enterprise Products Operating LLC	6.125%	2/1/2013	1,005	1,012,413

See Notes to Financial Statements.	175

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Crude Producers (continued)
Enterprise Products Operating LLC	9.75%	1/31/2014	$985	$1,084,664
Georgian Oil and Gas Corp. (Georgia)†(b)	6.875%	5/16/2017	2,350	2,451,050
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	8,197	9,007,249
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	18,237	19,259,546
Midcontinent Express Pipeline LLC†	5.45%	9/15/2014	33,275	34,945,804
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	7,170	7,641,800
Murphy Oil Corp.	2.50%	12/1/2017	14,210	14,311,090
NuStar Logistics LP	6.05%	3/15/2013	18,042	18,207,084
NuStar Pipeline Operating Partnership LP	5.875%	6/1/2013	1,350	1,368,062
OGX Austria GmbH (Austria)†(b)	8.50%	6/1/2018	31,150	27,256,250
Pacific Rubiales Energy Corp. (Canada)†(b)	7.25%	12/12/2021	19,685	22,958,615
Pacific Rubiales Energy Corp. (Canada)†(b)	8.75%	11/10/2016	2,543	2,924,450
Panhandle Eastern Pipeline Co. LP	6.05%	8/15/2013	20,722	21,420,849
Plains Exploration & Production Co.	6.50%	11/15/2020	17,050	17,412,313
Plains Exploration & Production Co.	7.625%	6/1/2018	7,030	7,486,950
Regency Energy Partners LP/ Regency Energy Finance Corp.	6.875%	12/1/2018	5,125	5,586,250
Southeast Supply Header LLC†	4.85%	8/15/2014	78,057	81,576,356
Southern Star Central Corp.	6.75%	3/1/2016	330	337,013
Southern Star Central Corp.†	6.75%	3/1/2016	24,370	24,887,862
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	2,900	3,273,978
Sunoco Logistics Partners Operations LP	8.75%	2/15/2014	9,990	10,783,336
Transportadora de Gas Internacional SA ESP (Colombia)†(b)	5.70%	3/20/2022	5,500	6,105,000
W&T Offshore, Inc.	8.50%	6/15/2019	4,370	4,610,350

Total				501,137,817

Oil: Integrated Domestic 0.32%
Basic Energy Services, Inc.	7.75%	2/15/2019	2,990	2,982,525
Buckeye Partners LP	4.625%	7/15/2013	18,375	18,668,761
Colorado Interstate Gas Co.	6.80%	11/15/2015	8,613	10,068,537
Korea National Oil Corp. (South Korea)†(b)	2.875%	11/9/2015	30,455	31,755,215
Korea National Oil Corp. (South Korea)†(b)	5.375%	7/30/2014	18,000	19,240,200
National Fuel Gas Co.	5.25%	3/1/2013	3,215	3,250,661
Rowan Cos., Inc.	7.875%	8/1/2019	3,200	3,994,189

Total				89,960,088

Oil: Integrated International 1.96%
Petrobras International Finance Co.	2.875%	2/6/2015	42,325	43,666,152
Petrobras International Finance Co.	3.875%	1/27/2016	9,950	10,592,571

176	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International (continued)
Petrobras International Finance Co.	7.75%	9/15/2014	$3,361	$3,718,106
Petrohawk Energy Corp.	7.25%	8/15/2018	38,955	44,403,285
Petrohawk Energy Corp.	7.875%	6/1/2015	87,258	90,850,586
Petrohawk Energy Corp.	10.50%	8/1/2014	97,075	103,909,760
Transocean, Inc.	4.95%	11/15/2015	47,432	52,074,502
Transocean, Inc.	5.05%	12/15/2016	34,054	37,944,942
Transocean, Inc.	5.25%	3/15/2013	45,098	45,619,919
Transocean, Inc.	6.00%	3/15/2018	25,126	29,315,208
Weatherford International Ltd.	4.95%	10/15/2013	24,184	24,950,826
Weatherford International Ltd.	5.15%	3/15/2013	10,880	10,999,027
Weatherford International Ltd.	5.50%	2/15/2016	2,397	2,649,172
Weatherford International Ltd.	6.00%	3/15/2018	10,600	12,042,331
Weatherford International Ltd.	9.625%	3/1/2019	24,585	31,708,996

Total				544,445,383

Paper & Forest Products 1.48%
Appleton Papers, Inc.†	10.50%	6/15/2015	14,580	15,564,150
Clearwater Paper Corp.	7.125%	11/1/2018	7,413	8,080,170
Clearwater Paper Corp.	10.625%	6/15/2016	58,892	64,928,430
Georgia-Pacific LLC	7.70%	6/15/2015	5,470	6,330,754
Georgia-Pacific LLC†	8.25%	5/1/2016	224,955	240,976,520
Inversiones CMPC SA (Chile)†(b)	4.875%	6/18/2013	560	569,546
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	3,617	3,806,892
Plum Creek Timberlands LP	5.875%	11/15/2015	33,627	37,480,688
SCA Finans AB (Sweden)†(b)	4.50%	7/15/2015	14,350	15,376,671
West Fraser Timber Co. Ltd. (Canada)†(b)	5.20%	10/15/2014	16,470	17,252,325

Total				410,366,146

Plastics 0.14%
Berry Plastics Corp.	10.25%	3/1/2016	6,472	6,722,790
Plastipak Holdings, Inc.†	8.50%	12/15/2015	24,112	24,654,520
Plastipak Holdings, Inc.†	10.625%	8/15/2019	6,954	7,962,330

Total				39,339,640

Printing 0.03%
Quebecor Media, Inc. (Canada)(b)	7.75%	3/15/2016	7,167	7,399,927

Real Estate Investment Trusts 1.22%
Arden Realty LP	5.25%	3/1/2015	22,395	24,159,860
Atlantic Finance Ltd. (United Kingdom)†(b)	10.75%	5/27/2014	11,865	12,783,707

See Notes to Financial Statements.	177

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	4.95%	3/15/2013	$2,850	$2,880,897
AvalonBay Communities, Inc.	5.375%	4/15/2014	13,730	14,506,184
BRE Properties, Inc.	4.697%	3/17/2014	6,000	6,256,494
Camden Property Trust	5.375%	12/15/2013	5,545	5,780,418
DDR Corp.	5.50%	5/1/2015	9,175	9,975,510
DDR Corp.	9.625%	3/15/2016	4,738	5,856,580
Digital Realty Trust LP	4.50%	7/15/2015	2,599	2,787,708
Federal Realty Investment Trust	5.40%	12/1/2013	3,058	3,194,537
Federal Realty Investment Trust(d)	5.95%	8/15/2014	15,131	16,286,116
HCP, Inc.	2.625%	2/1/2020	14,700	14,670,615
HCP, Inc.	2.70%	2/1/2014	9,445	9,615,237
HCP, Inc.	5.625%	2/28/2013	6,048	6,116,100
HCP, Inc.	5.65%	12/15/2013	15,029	15,745,718
HCP, Inc.	6.00%	6/15/2014	4,950	5,279,338
HCP, Inc.	6.00%	3/1/2015	2,950	3,220,795
HCP, Inc.	6.00%	1/30/2017	19,859	22,899,095
HCP, Inc.	6.30%	9/15/2016	1,150	1,325,487
HCP, Inc.	7.072%	6/8/2015	12,750	14,342,080
Health Care REIT, Inc.	2.25%	3/15/2018	8,045	8,053,343
Health Care REIT, Inc.	3.625%	3/15/2016	21,700	22,970,275
Health Care REIT, Inc.	5.875%	5/15/2015	13,120	14,534,310
Health Care REIT, Inc.	6.00%	11/15/2013	496	519,612
Healthcare Realty Trust, Inc.	5.125%	4/1/2014	2,085	2,188,468
Kilroy Realty LP	4.80%	7/15/2018	14,455	16,233,037
Potlatch Corp.	6.95%	12/15/2015	1,500	1,552,500
Reckson Operating Partnership LP	5.875%	8/15/2014	4,078	4,324,018
Regency Centers LP	4.95%	4/15/2014	1,610	1,689,561
Regency Centers LP	5.25%	8/1/2015	7,949	8,700,880
Rouse Co. LP (The)	6.75%	11/9/2015	43,725	46,184,531
UDR, Inc.	6.05%	6/1/2013	5,125	5,252,459
Ventas Realty LP/Ventas Capital Corp.	3.125%	11/30/2015	10,000	10,579,010

Total				340,464,480

Restaurants 0.01%
CKE Restaurants, Inc.	11.375%	7/15/2018	1,905	2,212,181

Retail 0.86%
Amazon.com, Inc.	1.20%	11/29/2017	11,575	11,559,374
DineEquity, Inc.	9.50%	10/30/2018	6,075	6,902,719

178	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Retail (continued)
Fiesta Restaurant Group, Inc.	8.875%		8/15/2016	$8,299	$8,921,425
Lotte Shopping Co., Ltd. (South Korea)†(b)	3.375%		5/9/2017	29,000	30,211,098
Macy’s Retail Holdings, Inc.	5.875%		1/15/2013	6,487	6,521,011
Maestro Peru SA (Peru)†(b)	6.75%		9/26/2019	10,175	10,582,000
QVC, Inc.†	7.125%		4/15/2017	36,083	37,988,507
QVC, Inc.†	7.375%		10/15/2020	11,521	12,780,407
QVC, Inc.†	7.50%		10/1/2019	103,640	114,192,003

Total					239,658,544

Retail: Specialty 0.33%
Michaels Stores, Inc.†	7.75%		11/1/2018	3,525	3,837,844
Michaels Stores, Inc.	11.375%		11/1/2016	19,142	20,075,172
Revlon Consumer Products Corp.	9.75%		11/15/2015	6,935	7,333,763
Rite Aid Corp.	9.75%		6/12/2016	11,155	12,158,950
Rite Aid Corp.	10.25%		10/15/2019	17,800	20,203,000
Rite Aid Corp.	10.375%		7/15/2016	26,350	27,963,937

Total					91,572,666

Savings & Loan 0.38%
AmSouth Bank	4.85%		4/1/2013	59,867	60,807,511
AmSouth Bank	5.20%		4/1/2015	20,025	21,151,406
Santander Holdings USA, Inc.	3.00%		9/24/2015	24,000	24,454,968

Total					106,413,885

Steel 0.29%
ArcelorMittal (Luxembourg)(b)	5.375%		6/1/2013	56,430	57,302,069
CSN Islands VIII Corp.†	9.75%		12/16/2013	9,850	10,650,313
GTL Trade Finance, Inc.†	7.25%		10/20/2017	11,785	13,626,995

Total					81,579,377

Supermarkets 0.17%
Safeway, Inc.	1.904%	#	12/12/2013	42,850	42,862,427
Safeway, Inc.	5.625%		8/15/2014	1,150	1,227,543
Safeway, Inc.	6.25%		3/15/2014	3,200	3,388,413

Total					47,478,383

Technology 0.22%
Baidu, Inc. (China)(b)	2.25%		11/28/2017	14,800	15,002,405
Bankrate, Inc.	11.75%		7/15/2015	18,199	20,246,388
Fiserv, Inc.	3.125%		10/1/2015	2,427	2,549,527

See Notes to Financial Statements.	179

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Technology (continued)
Fiserv, Inc.	3.125%	6/15/2016	$22,900	$24,070,602

Total				61,868,922

Telecommunications 1.46%
Block Communications, Inc.†	7.25%	2/1/2020	10,850	11,555,250
British Telecommunications plc (United Kingdom)(b)	5.15%	1/15/2013	1,350	1,356,923
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	106,024	113,180,620
Consolidated Communications Finance Co.†	10.875%	6/1/2020	26,400	28,512,000
Cricket Communications, Inc.	7.75%	5/15/2016	37,442	39,782,125
Crown Castle International Corp.	9.00%	1/15/2015	5,611	5,982,729
Deutsche Telekom International Finance BV (Netherlands)(b)	5.875%	8/20/2013	6,143	6,362,367
Digicel Group Ltd. (Jamaica)†(b)	10.50%	4/15/2018	23,758	26,371,380
Frontier Communications Corp.	6.25%	1/15/2013	2,975	2,997,313
GeoEye, Inc.	9.625%	10/1/2015	3,425	3,818,875
Intelsat Bermuda Ltd. (Luxembourg) PIK(b)	11.50%	2/4/2017	900	958,500
Qtel International Finance Ltd.†	3.375%	10/14/2016	3,000	3,146,250
Qtel International Finance Ltd.†	6.50%	6/10/2014	9,320	10,028,320
Qwest Communications International, Inc.	7.125%	4/1/2018	70,288	74,186,805
Qwest Corp.	6.875%	9/15/2033	4,375	4,396,875
Qwest Corp.	7.50%	10/1/2014	12,400	13,631,543
Qwest Corp.	7.625%	6/15/2015	500	568,362
Sable International Finance Ltd.†	8.75%	2/1/2020	3,925	4,513,750
SBA Telecommunications, Inc.	8.25%	8/15/2019	3,871	4,364,552
Telemovil Finance Co., Ltd. (El Salvador)†(b)	8.00%	10/1/2017	7,975	8,508,527
Verizon Maryland, Inc.	7.15%	5/1/2023	7,773	7,934,103
Vimpel Communications OJSC via UBS Luxembourg SA (Luxembourg)†(b)	8.25%	5/23/2016	3,600	4,008,384
Vimpel Communications via VIP Finance
Ireland Ltd. OJSC (Luxembourg)†(b)	6.493%	2/2/2016	8,500	9,089,305
Vimpel Communications via VIP Finance
Ireland Ltd. OJSC (Luxembourg)†(b)	8.375%	4/30/2013	17,100	17,595,045
VimpelCom Holdings BV (Netherlands)†(b)	6.255%	3/1/2017	2,300	2,409,618

Total				405,259,521

Tobacco 0.18%
Reynolds American, Inc.	7.30%	7/15/2015	9,812	11,291,826
Reynolds American, Inc.	7.625%	6/1/2016	1,901	2,282,546

180	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Tobacco (continued)
Universal Corp.	5.20%	10/15/2013	$2,475	$2,555,502
Universal Corp.	6.25%	12/1/2014	30,900	33,025,704

Total				49,155,578

Transportation: Miscellaneous 0.50%
Asciano Finance Ltd. (Australia)†(b)	3.125%	9/23/2015	50,800	51,739,292
Brunswick Rail Finance Ltd. (Ireland)†(b)	6.50%	11/1/2017	9,200	9,416,200
Florida East Coast Holdings Corp. PIK	10.50%	8/1/2017	5,228	5,011,149
Florida East Coast Railway Corp.	8.125%	2/1/2017	2,880	3,063,600
Grupo Senda Autotransporte SA de CV (Mexico)†(b)	10.50%	10/3/2015	5,950	6,188,000
J.B. Hunt Transport Services, Inc.	3.375%	9/15/2015	4,667	4,801,526
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.125%	6/15/2021	10,876	12,289,880
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.625%	12/15/2020	8,779	9,964,165
Kansas City Southern de Mexico SA de CV (Mexico)(b)	8.00%	2/1/2018	7,620	8,458,200
Kazakhstan Temir Zholy Finance BV (Netherlands)(b)	7.00%	5/11/2016	12,700	14,514,449
Ryder System, Inc.	6.00%	3/1/2013	450	455,098
Ryder System, Inc.	7.20%	9/1/2015	4,935	5,680,131
Transnet SOC Ltd. (South Africa)†(b)	4.50%	2/10/2016	5,300	5,626,416
Transportadora de Gas del Sur SA (Argentina)†(b)	7.875%	5/14/2017	538	437,125

Total				137,645,231

Utilities 0.07%
Public Service Co. of New Mexico	7.95%	5/15/2018	15,460	18,819,087

Utilities: Electrical 0.27%
Ameren Corp.	8.875%	5/15/2014	2,165	2,388,151
Calpine Corp.†	7.25%	10/15/2017	11,750	12,631,250
Otter Tail Corp.	9.00%	12/15/2016	27,622	32,455,850
TAQA Abu Dhabi National Energy Co.
(United Arab Emirates)†(b)	4.75%	9/15/2014	27,000	28,552,500

Total				76,027,751

Wholesale 0.19%
Glencore Funding LLC†	6.00%	4/15/2014	49,612	52,583,412

Total Corporate Bonds (cost $12,825,894,304)				13,093,104,938

FLOATING RATE LOANS(e) 2.27%

Aerospace 0.12%
AWAS Finance Luxembourg 2012 SA
New Term Loan (Luxembourg)(b)(f)	4.75%	7/16/2018	10,975	11,071,353

See Notes to Financial Statements.	181

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Aerospace (continued)
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	$15,467	$15,557,425
Spirit Aerosystems, Inc. Term Loan B	3.75%	4/18/2019	6,670	6,720,025

Total				33,348,803

Automotive 0.21%
Delphi Corp. Tranche A Term Loan	2.25%	3/31/2016	21,225	21,251,531
Delphi Corp. Term Loan B	3.50%	3/31/2017	29,625	29,796,262
TI Group Automotive Systems LLC New Term Loan(f)	6.75%	3/14/2018	7,537	7,584,232

Total				58,632,025

Broadcasting 0.15%
MTL Publishing LLC Term Loan B	5.50%	6/29/2018	9,504	9,619,801
Mediacom Communications Corp. Term Loan G	4.00%	1/20/2020	23,675	23,734,187
WMG Acquisition Corp. Initial Term Loan	5.25%	11/1/2018	8,800	8,891,670

Total				42,245,658

Communications Services 0.03%
Alaska Communications Systems Holdings, Inc. Term Loan B	5.50%	10/21/2016	9,170	8,656,480

Consumer Products 0.08%
Spectrum Brands, Inc. Bridge Term Loan	7.75%	10/10/2013	4,700	4,700,000
Wilton Brands LLC Term Loan(f)	7.50%	8/30/2018	17,010	17,201,363

Total				21,901,363

Containers 0.06%
Owens Illinois, Inc. Term Loan B	1.50%	5/19/2016	12,063	12,032,344
Sealed Air Corp. New Term Loan	4.00%	10/3/2018	3,875	3,915,567

Total				15,947,911

Energy Equipment & Services 0.03%
Crestwood Holdings LLC Term Loan B	9.75%	3/26/2018	8,469	8,602,749

Environmental Services 0.02%
Progressive Waste Solutions Ltd. Term Loan B (Canada)(b)	3.50%	10/24/2019	6,275	6,329,906

Financial Services 0.01%
Nuveen Investments, Inc. New 2nd Lien Term Loan	8.25%	2/28/2019	3,745	3,819,900

182	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial: Miscellaneous 0.08%
Fidelity National Information Solutions, Inc. Term Loan A3	2.212%	3/30/2017	$12,603	$12,611,295
MoneyGram Payment Systems Worldwide, Inc. Term Loan B	4.25%	11/20/2017	4,712	4,725,282
MoneyGram Payment Systems Worldwide, Inc. Term Loan B1	4.25%	11/20/2017	5,940	5,957,327

Total				23,293,904

Food/Tobacco 0.03%
Diamond Foods, Inc. Revolver(f)	6.75%	2/25/2015	4,124	3,794,285
Diamond Foods, Inc. Term Loan	6.75%	2/25/2015	5,530	5,170,829

Total				8,965,114

Health Care 0.73%
Aptalis Pharma, Inc. Term Loan B	5.50%	2/10/2017	14,762	14,808,569
Aptalis Pharma, Inc. Term Loan B2	5.50%	2/10/2017	1,968	1,974,935
Ardent Medical Services, Inc. 2nd Lien
Term Loan	11.00%	11/23/2018	3,900	3,929,250
AssuraMed Holding, Inc. 2nd Lien Term Loan	9.25%	4/24/2020	4,325	4,346,625
CHG Buyer Corp. 2nd Lien Term Loan	9.00%	11/19/2020	2,700	2,708,999
DaVita, Inc. Term Loan A3	2.72%	11/1/2017	39,325	39,087,398
Fresenius Medical Care Holdings, Inc. Term Loan A	2.261%	10/26/2017	49,000	49,000,000
RPI Finance Trust Incremental New Term Loan	4.00%	11/9/2018	59,565	59,993,516
RPI Finance Trust New Term Loan Tranche 2	3.50%	5/9/2018	18,034	18,177,294
Truven Health Analytics, Inc. New Term Loan B	5.75%	6/6/2019	9,476	9,505,863

Total				203,532,449

Leisure 0.05%
Dave & Buster’s, Inc. New Term Loan	5.50%	6/1/2016	1,940	1,946,114
Orbitz Worldwide, Inc. Term Loan	3.209%	7/25/2014	9,400	9,008,330
SRAM LLC 2nd Lien Term Loan(f)	8.50%	12/7/2018	1,870	1,898,050

Total				12,852,494

Media 0.17%
Alpha Topco Limited (Formula 1) Term Loan B2
(United Kingdom)(b)	6.00%	4/30/2019	9,713	9,841,890
CSC Holdings, Inc. Extended Term Loan A4	0.958%	12/30/2016	38,150	37,816,187

Total				47,658,077

Metals & Minerals: Miscellaneous 0.10%
American Rock Salt Holdings LLC Term Loan	5.50%	4/25/2017	6,836	6,780,260
Preferred Proppants LLC Term Loan(f)	7.50%	12/15/2016	22,828	21,229,575

Total				28,009,835

See Notes to Financial Statements.	183

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Retail 0.02%
Lord & Taylor Holdings LLC Term Loan	5.75%	1/11/2019		$3,970	$4,010,084

Retail: Specialty 0.09%
Neiman-Marcus Group, Inc. (The) Extended Term Loan	4.75%	5/16/2018		23,447	23,519,752

Services 0.15%
Hertz Corp. (The) Letter of Credit	3.75%	3/9/2018		10,250	10,224,375
Landmark Aviation 1st Lien Term Loan	5.75%	10/25/2019		16,433	16,392,090
Landmark Aviation Term Loan Canadian	5.75%	10/25/2019		1,267	1,273,161
Road Infrastructure Investment LLC 2nd Lien Term Loan	10.25%	9/30/2018		9,825	9,653,063
Road Infrastructure Investment LLC Term 1st lien Term Loan B	6.25%	3/30/2018		4,577	4,582,721

Total					42,125,410

Telecommunications 0.03%
Cricket Communications, Inc. Term Loan	4.75%	10/10/2019		4,400	4,430,250
Greeneden U.S. Holdings II, LLC Term Loan	6.75%	1/31/2019		3,209	3,250,991

Total					7,681,241

Utilities 0.07%
Windsor Financing LLC Term Loan B(f)	6.25%	10/31/2019		19,350	19,156,500

Utilities: Miscellaneous 0.04%
Essential Power LLC Term Loan B	5.50%	8/8/2019		10,874	10,996,154

Total Floating Rate Loans (cost $625,662,116)					631,285,809

FOREIGN BONDS(c) 0.43%

Croatia 0.02%
Agrokor dd†	9.875%	5/1/2019	EUR	2,275	3,202,850
Agrokor dd†	10.00%	12/7/2016	EUR	1,000	1,433,857

Total					4,636,707

Germany 0.02%
Kabel Deutschland Holding AG†	6.50%	7/31/2017	EUR	5,000	7,039,231

Netherlands 0.33%
Ziggo Finance BV†	6.125%	11/15/2017	EUR	65,135	91,170,618

United Kingdom 0.06%
R&R Ice Cream plc†	8.375%	11/15/2017	EUR	11,550	$16,505,472

Total Foreign Bonds (cost $114,694,937)					119,352,028

184	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

FOREIGN GOVERNMENT OBLIGATIONS(b) 0.86%

Argentina 0.05%
City of Buenos Aires†	9.95%	3/1/2017	$8,100	6,844,500
Provincia de Buenos Aires†	11.75%	10/5/2015	5,015	3,961,850

Provincia de Neuquen†	7.875%	4/26/2021	3,145	2,578,900

Total				13,385,250

Brazil 0.00%
Federal Republic of Brazil	6.00%	9/15/2013	750	765,000

Costa Rica 0.03%
Republic of Costa Rica†	8.05%	1/31/2013	7,402	7,476,020

Croatia 0.04%
Republic of Croatia†	6.25%	4/27/2017	10,000	11,050,000

Dominican Republic 0.05%
Dominican Republic†	9.04%	1/23/2018	11,892	13,532,628

Gabon 0.08%
Republic of Gabon†	8.20%	12/12/2017	17,200	20,962,500

Ghana 0.05%
Republic of Ghana†	8.50%	10/4/2017	11,900	13,744,500

Iceland 0.04%
Republic of Iceland†	4.875%	6/16/2016	9,800	10,306,680

Indonesia 0.02%
Perusahaan Penerbit SBSN†	4.00%	11/21/2018	5,800	6,249,500

Mexico 0.02%
United Mexican States	6.625%	3/3/2015	4,950	5,571,225

Mongolia 0.02%
Republic of Mongolia†	4.125%	1/5/2018	5,800	5,814,500

Philippines 0.02%
Republic of Philippines	8.25%	1/15/2014	6,376	6,909,990

Poland 0.13%
Republic of Poland	3.875%	7/16/2015	17,900	19,291,725
Republic of Poland	5.00%	10/19/2015	15,000	16,760,250

Total				36,051,975

See Notes to Financial Statements.	185

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Qatar 0.04%
State of Qatar†	3.125%	1/20/2017	$11,400	$12,084,000

Russia 0.13%
Russia Eurobonds†	3.625%	4/29/2015	34,250	36,370,417

Serbia 0.02%
Republic of Serbia†	5.25%	11/21/2017	5,800	5,965,300

South Africa 0.04%
Republic of South Africa	6.50%	6/2/2014	9,900	10,766,250

Sri Lanka 0.01%
Republic of Sri Lanka†	7.40%	1/22/2015	1,900	2,063,875

Turkey 0.06%
Hazine Mustesarligi Varlik Kiralama AS†	2.803%	3/26/2018	9,800	9,920,540
Republic of Turkey	9.50%	1/15/2014	4,950	5,395,500

Total				15,316,040

Ukraine 0.01%
Ukraine Government†	6.25%	6/17/2016	3,800	3,785,864

Total Foreign Government Obligations (cost $230,890,296)				238,171,514

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.65%
Federal Home Loan Mortgage Corp. K004 A1	3.413%	5/25/2019	21,344	23,291,569
Federal Home Loan Mortgage Corp. K005 A1	3.484%	4/25/2019	56,498	61,626,271
Federal Home Loan Mortgage Corp. K006 A1	3.398%	7/25/2019	67,073	73,240,999
Federal Home Loan Mortgage Corp. K007 A1	3.342%	12/25/2019	42,916	46,886,068
Federal Home Loan Mortgage Corp. K008 A1	2.746%	12/25/2019	28,682	30,781,875
Federal Home Loan Mortgage Corp. K009 A1	2.757%	5/25/2020	39,165	41,943,441
Federal Home Loan Mortgage Corp. K010 A1	3.32%	7/25/2020	19,424	21,235,167
Federal Home Loan Mortgage Corp. K013 A1	2.902%	8/25/2020	19,170	20,553,395
Federal Home Loan Mortgage Corp. K014 A1	2.788%	10/25/2020	26,869	28,865,315
Federal Home Loan Mortgage Corp. K015 A1	2.257%	10/25/2020	36,914	38,937,354
Federal Home Loan Mortgage Corp. K017 A1	1.891%	12/25/2020	63,794	66,439,725
Federal Home Loan Mortgage Corp. K019 A1	1.459%	9/25/2021	70,851	72,363,808
Federal Home Loan Mortgage Corp. K701 A2	3.882%	11/25/2017	18,144	20,545,785
Federal Home Loan Mortgage Corp. K706 A1	1.691%	6/25/2018	32,225	33,327,315
Federal Home Loan Mortgage Corp. KAIV A1	2.966%	1/25/2021	16,596	18,093,961
Federal National Mortgage Assoc. 2011-M3 A1	2.072%	7/25/2021	21,369	22,443,278

186	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Assoc. 2011-M5 A1	2.007%		7/25/2021	$27,750	$28,918,378
Federal National Mortgage Assoc.
2011-M8 A1	1.977%		8/25/2021	49,316	51,331,762
Federal National Mortgage Assoc.
2012-M2 A1	1.824%		2/25/2022	34,813	35,975,068

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $701,917,314)					736,800,534

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.43%
Federal Home Loan Mortgage Corp.	0.75%		1/12/2018	45,500	45,470,243
Federal Home Loan Mortgage Corp.	2.33%	#	4/1/2037	27,823	29,703,530
Federal Home Loan Mortgage Corp.	2.37%	#	10/1/2035	17,368	18,355,021
Federal Home Loan Mortgage Corp.	2.375%	#	9/1/2035	16,634	17,689,336
Federal Home Loan Mortgage Corp.	2.405%	#	6/1/2038	17,290	18,464,930
Federal Home Loan Mortgage Corp.	2.509%	#	6/1/2037	14,533	15,479,820
Federal Home Loan Mortgage Corp.	2.511%	#	2/1/2036	42,265	44,988,034
Federal Home Loan Mortgage Corp.	2.685%	#	2/1/2035	121,007	129,277,145
			5/1/2036 -
Federal Home Loan Mortgage Corp.	2.689%	#	4/1/2037	57,555	61,563,350
Federal Home Loan Mortgage Corp.	2.691%	#	7/1/2034	60,158	64,173,219
Federal Home Loan Mortgage Corp.	2.718%	#	8/1/2038	12,423	13,301,616
Federal Home Loan Mortgage Corp.	2.737%	#	12/1/2035	14,525	15,533,966
Federal Home Loan Mortgage Corp.	2.738%	#	3/1/2036	35,797	38,277,321
Federal Home Loan Mortgage Corp.	2.742%	#	6/1/2037	20,320	21,743,693
Federal Home Loan Mortgage Corp.	2.771%	#	5/1/2035	29,637	31,810,920
Federal Home Loan Mortgage Corp.	2.774%	#	4/1/2037	13,856	14,818,223
Federal Home Loan Mortgage Corp.	2.783%	#	12/1/2036	55,816	59,855,240
Federal Home Loan Mortgage Corp.	2.789%	#	10/1/2039	42,617	45,598,477
Federal Home Loan Mortgage Corp.	2.79%	#	9/1/2037	17,821	19,059,342
Federal Home Loan Mortgage Corp.	2.792%	#	9/1/2035	19,084	20,239,235
Federal Home Loan Mortgage Corp.	2.796%	#	5/1/2035	18,577	19,884,701
Federal Home Loan Mortgage Corp.	2.816%	#	3/1/2038	16,111	17,264,945
Federal Home Loan Mortgage Corp.	2.819%	#	2/1/2037	23,823	25,707,369
Federal Home Loan Mortgage Corp.	2.879%	#	5/1/2037	21,941	23,569,108
Federal Home Loan Mortgage Corp.	2.913%	#	4/1/2038	12,438	13,330,479
Federal Home Loan Mortgage Corp.	2.922%	#	9/1/2036	48,255	51,895,256
Federal Home Loan Mortgage Corp.	2.987%	#	11/1/2038	74,608	79,539,957
Federal Home Loan Mortgage Corp.	3.084%	#	10/1/2039	13,039	13,995,692

See Notes to Financial Statements.	187

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	3.304%	#	10/1/2038	$27,421	$29,502,796
Federal Home Loan Mortgage Corp.	3.909%	#	10/1/2038	31,515	33,780,877
Federal Home Loan Mortgage Corp.	3.988%	#	2/1/2038	21,397	22,684,750
Federal Home Loan Mortgage Corp.	4.914%	#	9/1/2037	43,001	46,294,205
Federal Home Loan Mortgage Corp.	5.071%	#	7/1/2036	18,851	20,309,846
Federal Home Loan Mortgage Corp.	5.666%	#	11/1/2037	19,020	20,518,762
Federal Home Loan Mortgage Corp.	5.839%	#	11/1/2036	15,689	17,169,426
Federal National Mortgage Assoc.	2.042%	#	8/1/2037	16,516	17,490,711
Federal National Mortgage Assoc.	2.273%	#	6/1/2037	17,283	18,399,938
Federal National Mortgage Assoc.	2.309%	#	1/1/2035	42,711	45,699,206
Federal National Mortgage Assoc.	2.311%	#	11/1/2034	28,143	29,969,855
Federal National Mortgage Assoc.	2.32%	#	1/1/2036	36,997	39,373,509
Federal National Mortgage Assoc.	2.368%	#	3/1/2038	17,009	18,350,152
Federal National Mortgage Assoc.	2.398%	#	11/1/2036	13,056	13,928,695
Federal National Mortgage Assoc.	2.461%	#	12/1/2035	62,105	65,652,766
Federal National Mortgage Assoc.	2.47%	#	1/1/2036	113,140	120,280,469
Federal National Mortgage Assoc.	2.519%	#	2/1/2036	26,937	28,702,739
Federal National Mortgage Assoc.	2.555%	#	1/1/2040	12,857	13,576,847
Federal National Mortgage Assoc.	2.647%	#	8/1/2034	40,699	43,359,899
Federal National Mortgage Assoc.	2.649%	#	8/1/2037	28,219	30,023,679
Federal National Mortgage Assoc.	2.655%	#	8/1/2037	11,904	12,729,874
Federal National Mortgage Assoc.	2.681%	#	12/1/2036	22,058	23,535,611
Federal National Mortgage Assoc.	2.684%	#	4/1/2038	45,745	49,019,767
Federal National Mortgage Assoc.	2.706%	#	9/1/2038	23,474	25,024,132
Federal National Mortgage Assoc.	2.728%	#	8/1/2036	19,905	21,194,816
Federal National Mortgage Assoc.	2.742%	#	3/1/2039	26,269	27,938,890
Federal National Mortgage Assoc.	2.843%	#	6/1/2038	15,151	16,259,484
Federal National Mortgage Assoc.	2.855%	#	3/1/2039	15,681	16,778,962
Federal National Mortgage Assoc.	2.878%	#	2/1/2038	14,196	15,191,328
Federal National Mortgage Assoc.	2.891%	#	10/1/2036	13,525	14,443,915
Federal National Mortgage Assoc.	2.95%		3/1/2015	21,675	22,655,078
Federal National Mortgage Assoc.	3.179%	#	11/1/2038	38,929	41,716,162
Federal National Mortgage Assoc.	3.18%		11/1/2014	25,119	26,123,548
Federal National Mortgage Assoc.	3.237%	#	9/1/2037	15,000	16,130,043
Federal National Mortgage Assoc.	3.59%	#	4/1/2038	14,626	15,679,012
Federal National Mortgage Assoc.	3.596%	#	6/1/2038	12,801	13,672,788
Federal National Mortgage Assoc.	3.707%	#	12/1/2038	21,147	22,669,640
Federal National Mortgage Assoc.	4.249%	#	8/1/2038	19,468	20,825,640

188	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	5.18%	#	10/1/2038	$13,281	$14,335,405
Federal National Mortgage Assoc.	5.50%		1/1/2035	5,315	5,818,628

Total Government Sponsored Enterprises Pass-Throughs (cost $2,057,855,137)					2,067,402,018

MUNICIPAL BONDS 0.23%

General Obligation 0.10%
New York City NY Taxable Ser D	5.13%		12/1/2015	12,255	13,807,464
New York City NY Taxable Ser O	4.65%		6/1/2015	11,285	12,403,569

Total					26,211,033

Miscellaneous 0.02%
MI Muni Bd Auth Rev Sch Ln (NPFGC)(FGIC)	5.222%		6/1/2014	6,160	6,482,291

Utilities 0.11%
Guam Pwr Auth Rev Sub Ser A	7.50%		10/1/2015	24,730	25,797,347
MO Jt Muni Elec Util Commn Taxable Ser B (AMBAC)	5.25%		1/1/2014	4,840	5,053,492

Total					30,850,839

Total Municipal Bonds (cost $60,938,238)					63,544,163

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 25.36%
7 WTC Depositor LLC Trust 2012–7WTC A†	4.082%		3/13/2031	11,350	12,034,150
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	21,122	22,856,850
Arkle Master Issuer plc 2010–1A 2A†	1.461%	#	5/17/2060	8,600	8,619,952
Arkle Master Issuer plc 2010–2A 1A1†	1.711%	#	5/17/2060	38,445	38,790,428
Arkle Master Issuer plc 2011–1A 2A†	1.561%	#	5/17/2060	20,900	21,059,467
Banc of America Commercial Mortgage Trust 2007–2 AM	5.64%	#	4/10/2049	81,303	91,451,566
Banc of America Commercial Mortgage, Inc. 2005–2 AAB	4.742%		7/10/2043	2,299	2,313,893
Banc of America Commercial Mortgage, Inc. 2005–5 A4	5.115%		10/10/2045	19,640	21,968,813
Banc of America Funding Corp. 2007–6 A1	0.498%	#	7/25/2037	12,610	10,573,615
Banc of America Large Loan, Inc. 2009-FDG A†	5.204%		1/25/2042	101,718	115,866,834
Banc of America Large Loan, Inc. 2009-FDG C†	7.524%		1/25/2042	4,500	5,247,664
Banc of America Large Loan, Inc. 2009-UB1 A4B†	5.62%	#	6/24/2050	25,851	29,050,379
Banc of America Large Loan, Inc. 2010-RC30 A5A†	5.334%		12/16/2043	20,000	23,151,610

See Notes to Financial Statements.	189

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Re-REMIC Trust 2011 STRP A3†	2.415%		11/17/2039	$19,000	$18,969,438
Banc of America Re-REMIC Trust 2011 STRP A4†	1.501%		5/17/2046	10,144	10,134,717
Banc of America Re-REMIC Trust 2012-CLRN B†	1.808%	#	8/15/2029	8,875	9,019,556
Banc of America Re-REMIC Trust 2012-CLRN C†	2.308%	#	8/15/2029	11,000	11,153,389
BCRR Trust 2009–1 1A2†	5.79%	#	8/17/2045	11,298	12,229,108
BCRR Trust 2009–1 2A1†	5.858%		7/17/2040	7,775	9,325,207
BCRR Trust 2009–1 2A2†	5.858%		7/17/2040	5,000	5,534,123
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW11 A2	5.404%	#	3/11/2039	1,807	1,821,381
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.69%	#	9/11/2038	10,202	10,391,357
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AAB	5.171%		12/11/2038	7,936	8,148,945
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AJ	5.273%		12/11/2038	13,535	12,819,939
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW16 AM	5.72%	#	6/11/2040	22,783	25,691,815
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW18 A4	5.70%		6/11/2050	33,210	39,740,315
CFCRE Commercial Mortgage Trust 2011-C2 A2	3.061%		12/15/2047	22,150	23,782,610
Citigroup Commercial Mortgage Trust 2005-C3 A2	4.639%		5/15/2043	5,966	6,030,035
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.70%	#	12/10/2049	78,672	88,312,692
Citigroup Commercial Mortgage Trust 2008-C7 A4	6.06%	#	12/10/2049	16,644	20,219,159
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%	#	12/19/2039	13,350	14,391,500
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4	5.22%	#	7/15/2044	32,525	36,331,889
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A3	5.293%		12/11/2049	24,230	25,226,180
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4	5.322%		12/11/2049	43,620	50,453,226
COBALT CMBS Commercial Mortgage Trust 2007-C2 AJFL†	0.478%	#	4/15/2047	19,680	12,936,372

190	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM 2007-C9 Mortgage Trust 2007-C9 AJFL†	0.899%	#	12/10/2049	$14,519	$11,148,980
Commercial Mortgage Pass-Through Certificates 2006-C8 A4	5.306%		12/10/2046	16,697	19,184,561
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	19,984	22,193,001
Commercial Mortgage Pass-Through Certificates 2007-C9 A4	5.80%	#	12/10/2049	43,658	52,308,265
Commercial Mortgage Pass-Through Certificates 2007-FL14 AJ†	0.388%	#	6/15/2022	42,164	40,914,673
Commercial Mortgage Pass-Through Certificates 2010-C1 A1†	3.156%		7/10/2046	47,266	50,022,649
Commercial Mortgage Pass-Through Certificates 2011-FL1 C†	3.639%	#	7/17/2028	27,661	28,064,294
Commercial Mortgage Pass-Through Certificates 2011-FL1 D†	3.639%	#	7/17/2028	7,122	7,192,436
Commercial Mortgage Pass-Through Certificates 2012–9W57 A†	2.365%		2/10/2029	90,621	95,569,994
Commercial Mortgage Pass-Through Certificates 2012-CR2 A2	2.025%		8/15/2045	47,948	49,962,128
Commercial Mortgage Pass-Through Certificates 2012-CR3 A2	1.765%		10/15/2045	26,820	27,655,510
Commercial Mortgage Pass-Through Certificates 2012-FL2 A†	2.335%	#	9/17/2029	26,570	27,141,906
Commercial Mortgage Pass-Through Certificates 2012-FL2 B†	1.808%	#	9/17/2029	12,400	12,430,665
Commercial Mortgage Pass-Through Certificates 2012-FL2 C†	2.308%	#	9/17/2029	38,030	38,115,758
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	28,562	29,678,851
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	5.41%	#	2/15/2039	18,576	19,080,226
Credit Suisse Mortgage Capital Certificates 2006-C3 A3	5.80%	#	6/15/2038	77,678	89,141,137
Credit Suisse Mortgage Capital Certificates 2006-C3 AM	5.80%	#	6/15/2038	3,620	3,979,171
Credit Suisse Mortgage Capital Certificates 2006-C4 AM	5.509%		9/15/2039	38,412	40,400,177
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	5.311%		12/15/2039	74,830	85,385,571
Credit Suisse Mortgage Capital Certificates 2006-C5 AM	5.343%		12/15/2039	75,498	80,607,019

See Notes to Financial Statements.	191

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2007-C1 A3	5.383%		2/15/2040	$7,215	$8,019,895
Credit Suisse Mortgage Capital Certificates 2007-C4 A4	5.76%	#	9/15/2039	67,690	78,172,236
Credit Suisse Mortgage Capital Certificates 2008-C1 AM†	6.05%	#	2/15/2041	12,400	12,733,145
Credit Suisse Mortgage Capital Certificates 2009-RR2 IQA†	5.695%		4/16/2049	35,000	40,993,575
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.76%	#	9/15/2039	11,500	11,747,635
Credit Suisse Mortgage Capital Certificates 2010-RR6 B†	5.57%	#	4/12/2049	15,000	15,489,997
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	32,846	33,334,287
CS First Boston Mortgage Securities Corp. 2003-C5 A4	4.90%		12/15/2036	19,079	19,562,190
CS First Boston Mortgage Securities Corp. 2003-CK2 A4	4.801%		3/15/2036	9,422	9,427,200
CS First Boston Mortgage Securities Corp. 2005-C3 AAB	4.614%		7/15/2037	8,566	8,864,075
CW Capital Cobalt Ltd. 2006-C1 A4	5.223%		8/15/2048	43,917	50,097,659
CW Capital Cobalt Ltd. 2007-C2 AM†	5.461%	#	4/15/2047	19,780	21,333,076
CW Capital Cobalt Ltd. 2007-C2 AMFX	5.526%		4/15/2047	36,303	40,003,474
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	106,450	115,655,596
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	32,633	35,803,409
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%		7/10/2044	97,573	105,543,390
DBUBS Mortgage Trust 2011-LC3A A2	3.642%		8/10/2044	60,916	66,550,334
DDR Corp. 2009-DDR1 A†	3.807%		10/14/2022	32,056	33,702,276
DDR Corp. 2009-DDR1 B†	5.73%		10/14/2022	9,500	10,157,661
Extended Stay America Trust 2010-ESHA B†	4.221%		11/5/2027	5,075	5,101,375
Extended Stay America Trust 2010-ESHA C†	4.86%		11/5/2027	62,200	62,534,480
Fontainebleau Miami Beach Trust 2012-FBLU D†	5.007%		5/5/2027	39,750	42,144,103
Fosse Master Issuer plc 2011–1A A2†	1.725%	#	10/18/2054	18,384	18,665,373
Fosse Master Issuer plc 2012–1A 2A2†	1.725%	#	10/18/2054	13,300	13,583,795
Fosse Master Issuer plc 2012–1A 2B1†	2.275%	#	10/18/2054	18,150	18,532,947
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	20,890	23,050,851
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.44%	#	5/10/2040	26,055	26,552,390

192	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Gracechurch Mortgage Financing plc 2006–1 A6†	0.412%	#	11/20/2056	$8,904	$8,904,253
Gracechurch Mortgage Financing plc 2011–1A 2A1†	1.862%	#	11/20/2056	34,725	35,458,531
Granite Master Issuer PLC 2005–1 A4	0.408%	#	12/20/2054	30,999	30,456,446
Granite Master Issuer PLC 2005–2 A6	0.468%	#	12/20/2054	12,640	12,418,731
Granite Master Issuer PLC 2006–3 A7	0.408%	#	12/20/2054	5,099	5,009,904
Granite Master Issuer PLC 2006–4 A4	0.308%	#	12/20/2054	16,174	15,891,217
Granite Master Issuer PLC 2007–1 3A1	0.408%	#	12/20/2054	9,849	9,677,058
Greenwich Capital Commercial Funding Corp. 2005-GG5 A2	5.117%		4/10/2037	1,979	1,979,076
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4	5.87%	#	7/10/2038	54,270	62,777,474
Greenwich Capital Commercial Funding Corp. 2006-GG7 AM	5.87%	#	7/10/2038	53,370	59,579,119
Greenwich Capital Commercial Funding Corp. 2007-GG11 A4	5.736%		12/10/2049	112,843	134,005,717
Greenwich Capital Commercial Funding Corp. 2007-GG9 A2	5.381%		3/10/2039	39,006	40,178,726
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4	5.444%		3/10/2039	42,590	49,353,313
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	6,970	6,983,602
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	14,753	15,238,432
GS Mortgage Securities Corp. II 2006-GG8 AM	5.591%		11/10/2039	43,643	48,794,642
GS Mortgage Securities Corp. II 2007-EOP B†	1.731%	#	3/6/2020	24,500	24,571,540
GS Mortgage Securities Corp. II 2007-EOP E†	2.476%	#	3/6/2020	6,179	6,207,025
GS Mortgage Securities Corp. II 2007-EOP F†	2.633%	#	3/6/2020	20,855	20,949,713
GS Mortgage Securities Corp. II 2007-GG10 A4	5.79%	#	8/10/2045	89,300	102,892,219
GS Mortgage Securities Corp. II 2010-C1 A1†	3.679%		8/10/2043	44,575	48,384,979
GS Mortgage Securities Corp. II 2010-C2 A1†	3.849%		12/10/2043	44,863	48,862,033
GS Mortgage Securities Corp. II 2011-ALF B†	3.215%		2/10/2021	11,500	11,682,850
GS Mortgage Securities Corp. II 2011-ALF C†	3.563%		2/10/2021	9,800	9,984,240
GS Mortgage Securities Corp. II 2011-GC3 A2†	3.645%		3/10/2044	62,270	67,574,003
GS Mortgage Securities Corp. II 2011-GC5 A2	2.999%		8/10/2044	45,185	48,455,287
GS Mortgage Securities Corp. II 2012-GCJ7 A2	2.318%		5/10/2045	49,290	51,912,253

See Notes to Financial Statements.	193

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II 2012-GCJ9 A2	1.762%		11/10/2017	$39,000	$40,115,400
Holmes Master Issuer plc 2010–1A A2†	1.74%	#	10/15/2054	15,947	16,110,425
Holmes Master Issuer plc 2012–1A A2†	1.99%	#	10/15/2054	20,000	20,503,820
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	8,268	8,294,543
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP2 A3	4.697%		7/15/2042	7,284	7,316,832
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4A	4.936%		8/15/2042	32,878	36,285,397
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4	5.20%	#	12/15/2044	14,746	16,522,333
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB16 A4	5.552%		5/12/2045	18,563	21,382,041
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB17 A4	5.429%		12/12/2043	10,300	11,840,859
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A3	5.336%		5/15/2047	62,802	72,168,573
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 AM	5.466%		6/12/2047	2,000	2,197,848
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 AMFX	5.40%		6/12/2047	16,735	18,220,148
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-FL1A A2†	0.658%	#	7/15/2019	19,850	18,939,669
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.80%	#	6/15/2049	39,237	40,535,500
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A4	5.81%	#	6/15/2049	11,085	13,010,553
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.81%	#	6/15/2049	98,867	98,636,808
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A2	5.827%		2/15/2051	6,538	6,714,510
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4	5.882%		2/15/2051	10,040	11,946,355
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3	5.42%		1/15/2049	36,283	42,179,114
JPMorgan Chase Commercial Mortgage Securities Corp. 2009-RR1 A4B†	5.65%	#	3/18/2051	27,500	30,543,150
JPMorgan Chase Commercial Mortgage Securities Corp. 2010-C2 A1†	2.749%		11/15/2043	18,762	19,674,111
JPMorgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2†	3.364%		11/13/2044	73,355	79,248,744

194	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2011-PLSD B†	4.304%		11/13/2044	$5,000	$5,501,110
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-C6 A2	2.206%		5/15/2045	14,551	15,248,961
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-C8 A2	1.797%		10/15/2045	36,200	37,330,653
LB-UBS Commercial Mortgage Trust 2005-C7 A2	5.103%		11/15/2030	637	639,067
LB-UBS Commercial Mortgage Trust 2005-C7 AAB	5.17%		11/15/2030	5,302	5,516,371
LB-UBS Commercial Mortgage Trust 2006-C1 A2	5.084%		2/15/2031	251	251,475
LB-UBS Commercial Mortgage Trust 2006-C4 A4	5.87%	#	6/15/2038	27,400	31,707,650
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	53,301	57,299,506
LB-UBS Commercial Mortgage Trust 2007-C1 A4	5.424%		2/15/2040	84,206	98,341,493
LB-UBS Commercial Mortgage Trust 2007-C1 AJ	5.484%		2/15/2040	42,590	38,901,493
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	28,265	31,524,887
LB-UBS Commercial Mortgage Trust 2007-C2 AM	5.493%		2/15/2040	67,259	69,474,276
LB-UBS Commercial Mortgage Trust 2007-C7 A3	5.866%		9/15/2045	26,250	31,614,358
MASTR Asset Securitization Trust 2006–3 1A3	6.00%		10/25/2036	14,612	13,912,662
MASTR Asset Securitization Trust 2006–3 1A8	6.00%		10/25/2036	12,303	12,000,233
Merrill Lynch Floating Trust 2008-LAQA A2†	0.747%	#	7/9/2021	29,500	28,532,710
Merrill Lynch Mortgage Trust 2005-CIP1 A2	4.96%		7/12/2038	4,970	5,072,722
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.26%	#	11/12/2037	37,266	41,494,210
Merrill Lynch Mortgage Trust 2005-CKI1 ASB	5.26%	#	11/12/2037	4,510	4,529,759
Merrill Lynch Mortgage Trust 2005-LC1 A4	5.291%		1/12/2044	6,100	6,807,051
Merrill Lynch Mortgage Trust 2005-LC1 ASB	5.282%		1/12/2044	2,917	2,922,802
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	972	975,945
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	1,926	1,931,098
Merrill Lynch Mortgage Trust 2006-C2 A4	5.742%		8/12/2043	16,368	18,867,540
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–1 AJ	5.58%	#	2/12/2039	13,255	12,224,748
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006–4 AM	5.204%		12/12/2049	85,146	93,276,017

See Notes to Financial Statements.	195

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–5 A4	5.378%		8/12/2048	$42,865	$49,190,095
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–5 AM	5.419%		8/12/2048	65,375	67,123,023
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007–7 A3FL†	5.739%	#	6/12/2050	4,667	4,659,925
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A2	1.972%		8/15/2045	11,295	11,728,463
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A2	1.868%		11/15/2045	58,360	60,322,939
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	27,668	28,546,041
Morgan Stanley Capital I 2005-HQ5 AAB	5.037%		1/14/2042	4,536	4,603,342
Morgan Stanley Capital I 2005-HQ6 A4A	4.989%		8/13/2042	23,003	25,286,013
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	979	977,418
Morgan Stanley Capital I 2007-HQ12 A3	5.57%	#	4/12/2049	35,700	38,309,724
Morgan Stanley Capital I 2007-IQ15 AM	5.88%	#	6/11/2049	23,948	25,834,312
Morgan Stanley Capital I 2007-IQ16 AJFL	1.664%	#	12/12/2049	12,825	9,483,196
Morgan Stanley Capital I 2007-XLF9 A2†	0.768%	#	12/15/2020	14,810	14,425,243
Morgan Stanley Capital I 2007-XLF9 B†	0.808%	#	12/15/2020	10,000	9,371,610
Morgan Stanley Capital I 2007-XLF9 E†	1.258%	#	12/15/2020	36,810	33,562,971
Morgan Stanley Capital I 2011-C1 A2†	3.884%		9/15/2047	18,908	20,547,683
Morgan Stanley Capital I 2011-C2 A2†	3.476%		6/15/2044	34,000	36,810,338
Morgan Stanley Capital I 2012-STAR A1†	2.084%		8/5/2034	45,565	47,208,127
Morgan Stanley Dean Witter Capital I 2001-TOP3 A4	6.39%		7/15/2033	947	949,701
Morgan Stanley Re-REMIC Trust 2010-C30A A3A†	3.25%		12/17/2043	1,675	1,673,836
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.79%	#	8/15/2045	5,000	5,532,730
NorthStar 2012–1 Mortgage Trust 2012–1 B†	1.86%	#	8/25/2029	11,180	11,151,832
NorthStar 2012–1 Mortgage Trust 2012–1 C†	2.35%	#	8/25/2029	23,030	22,972,361
Permanent Master Issuer plc 2010–1A†	1.49%	#	7/15/2042	39,850	39,918,422
RBSCF Trust 2010-MB1 A2†	3.686%		4/15/2024	33,300	35,401,463
RBSCF Trust 2010-MB1 C†	4.68%	#	4/15/2024	9,200	9,649,351
RBSCF Trust 2010-RR3 CSCA†	5.467%		9/16/2039	13,800	15,810,260
RBSCF Trust 2010-RR4 WBCA†	5.509%		4/16/2047	13,600	15,900,311
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	34,400	34,589,200
Sequoia Mortgage Trust 2012–3 A2	3.00%		7/25/2042	15,229	15,599,304

196	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust 2012–4 A1	3.50%		9/25/2042	$9,745	$10,231,851
Sequoia Mortgage Trust 2012–4 A2	3.00%		9/25/2042	13,302	13,684,429
Sequoia Mortgage Trust 2012–5 A	2.50%		11/25/2042	9,429	9,453,747
Sequoia Mortgage Trust 2012–6 A1	2.50%	#	12/25/2042	29,500	30,178,500
Sequoia Mortgage Trust 2012–6 A2	1.808%	#	12/25/2042	14,725	14,739,725
Silverstone Master Issuer plc 2011–1A†	1.869%	#	1/21/2055	20,000	20,457,260
Silverstone Master Issuer plc 2012–1A†	1.869%	#	1/21/2055	6,400	6,594,240
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%	#	12/25/2059	44,592	44,703,188
Structured Asset Securities Corp. 2005–14 2A1	5.75%		7/25/2035	7,910	7,954,634
Structured Asset Securities Corp. 2006–3H 1A2	5.75%		12/25/2035	19,520	19,306,766
Structured Asset Securities Corp. 2006–3H 1A3	5.75%		12/25/2035	11,725	11,568,960
UBS-Barclays Commercial Mortgage Trust 2012-C2 A2	2.113%		5/10/2063	95,274	99,595,724
UBS-Barclays Commercial Mortgage Trust 2012-C3 A2	1.852%		8/10/2049	36,654	37,887,829
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A2	2.804%		1/10/2045	8,900	9,500,741
Vornado DP LLC 2010-VNO A1†	2.97%		9/13/2028	28,554	30,546,443
Wachovia Bank Commercial Mortgage Trust 2003-C7 A1†	4.241%		10/15/2035	1,145	1,155,237
Wachovia Bank Commercial Mortgage Trust 2005-C18 APB	4.807%		4/15/2042	3,413	3,556,389
Wachovia Bank Commercial Mortgage Trust 2005-C19 A5	4.661%		5/15/2044	10,101	10,306,473
Wachovia Bank Commercial Mortgage Trust 2005-C20 B	5.25%	#	7/15/2042	19,181	20,027,592
Wachovia Bank Commercial Mortgage Trust 2006-C23 B	5.47%	#	1/15/2045	12,825	12,784,184
Wachovia Bank Commercial Mortgage Trust 2006-C26 A3	6.011%	#	6/15/2045	25,692	30,001,512
Wachovia Bank Commercial Mortgage Trust 2006-C27 A3	5.765%		7/15/2045	81,021	93,428,677
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	32,340	35,636,707
Wachovia Bank Commercial Mortgage Trust 2006-C28 A4	5.572%		10/15/2048	49,532	57,117,628
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	41,700	44,947,533

See Notes to Financial Statements.	197

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4	5.308%		11/15/2048	$51,765	$59,877,896
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	25,900	28,577,283
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%		12/15/2043	14,913	15,242,809
Wachovia Bank Commercial Mortgage Trust 2007-C30 A5	5.342%		12/15/2043	94,340	108,820,577
Wachovia Bank Commercial Mortgage Trust 2007-C31 A4	5.509%		4/15/2047	24,624	28,643,501
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	116,045	121,465,810
Wachovia Bank Commercial Mortgage Trust 2007-C32 A3	5.74%	#	6/15/2049	68,548	80,563,813
Wachovia Bank Commercial Mortgage Trust 2007-C33 A4	5.92%	#	2/15/2051	18,070	21,530,640
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2	1.844%		10/15/2045	31,010	32,019,344
Wells Fargo Mortgage Backed Securities Trust 2005–3 A4	5.50%		5/25/2035	9,615	10,010,775
Wells Fargo Re-REMIC Trust 2012-IO A†	1.75%		8/20/2021	38,055	38,007,049
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	55,160	59,905,222
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	19,730	21,174,354
WF-RBS Commercial Mortgage Trust 2012-C10 A2	1.765%		12/15/2045	26,312	26,969,037
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	25,889	27,331,463
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	76,420	79,045,027
WF-RBS Commercial Mortgage Trust 2012-C9 A2	1.829%		11/15/2045	33,855	34,926,595

Total Non-Agency Commercial Mortgage-Backed Securities (cost $6,830,530,841)					7,056,265,881

Total Long-Term Investments (cost $25,975,309,971)					26,539,937,942

198	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS 3.96%

Commercial Paper 1.54%

Automotive 0.30%
Daimler Finance North America LLC†	Zero Coupon	3/1/2013	$9,850	$9,829,069
Daimler Finance North America LLC†	Zero Coupon	7/22/2013	5,600	5,561,943
Daimler Finance North America LLC†	Zero Coupon	9/16/2013	19,600	19,434,788
Daimler Finance North America LLC†	Zero Coupon	8/15/2013	49,350	48,980,081

Total				83,805,881

Oil 0.10%
BP Capital Markets plc†	Zero Coupon	2/11/2013	29,075	29,027,898

Telecommunications 1.14%
British Telecommunication plc†	Zero Coupon	6/3/2013	13,750	13,686,750
Vodafone Group plc†	Zero Coupon	12/28/2012	49,300	49,268,571
Vodafone Group plc†	Zero Coupon	6/11/2013	98,500	97,869,251
Vodafone Group plc†	Zero Coupon	7/31/2013	73,050	72,500,015
Vodafone Group plc†	Zero Coupon	9/9/2013	24,165	23,981,382
Vodafone Group plc†	Zero Coupon	2/8/2013	21,750	21,699,961
Vodafone Group plc†	Zero Coupon	2/13/2013	36,725	36,634,387

Total				315,640,317

Total Commercial Paper (cost $428,474,096)				428,474,096

Government Sponsored Enterprises Pass-Through 0.36%
Federal Home Loan Mortgage Corp. (cost $99,985,834)	Zero Coupon	12/31/2012	100,000	99,985,834

Repurchase Agreements 2.06%

Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $7,210,000 of Federal National Mortgage Assoc. at Zero Coupon due 1/4/2013 and $13,980,000 of U.S. Cash Management Bill at 0.392% due 12/31/2012; value: $21,183,010; proceeds: $20,766,916			20,767	20,766,899

See Notes to Financial Statements.	199

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Investments	Principal Amount (000)	Fair Value

Repurchase Agreements (continued)
Repurchase Agreement dated 11/30/2012, 0.18% due 12/3/2012 with Bank of America Corp. collateralized by $13,365,000 of U.S. Treasury Bond at 2.75% due 11/15/2042; value: $13,223,522; proceeds: $12,962,194	$12,962	$12,962,000
Repurchase Agreement dated 11/30/2012, 0.18% due 12/3/2012 with JPMorgan Chase & Co., collateralized by $127,600,000 of Federal Home Loan Mortgage Corp. at 4.50% due 7/15/2013; $97,000,000 of Federal Home Loan Mortgage Corp. at 2.00% due 8/14/2017; 97,965,000 of Federal Home Loan Mortgage Corp. at 0.50% due 4/17/2015; 97,000,000 of Federal Home Loan Mortgage Corp. at 0.50% due 2/21/2014; 18,540,000 of Federal Home Loan Mortgage Corp. at 2.25% due 7/3/2017; and $105,000,000 of Federal National Mortgage Assoc. at 0.50% due 11/6/2015; value: $551,487,439; proceeds: $540,632,109	540,624	540,624,000

Total Repurchase Agreements (cost $574,352,899)		574,352,899

Total Short-Term Investments (cost $1,102,812,829)		1,102,812,829

Total Investments in Securities 99.36% (cost $27,078,122,800)		27,642,750,771

Cash, Foreign Cash and Other Assets in Excess of Liabilities(g) 0.64%		178,130,327

Net Assets 100.00%		$27,820,881,098

CAD	Canadian dollar.
EUR	euro.
COD	Certificate of Deposit.
PIK	Payment-in-kind.
Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:
AMBAC	AMBAC Assurance Corporation
FGIC	Financial Guaranty Insurance Company
NPFGC	National Public Finance Guarantee Corporation
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of November 30, 2012.
(b)	Foreign security traded in U.S. dollars.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Security has been partially segregated to cover margin requirements for open forward currency exchange contracts and credit default swap agreements.
(e)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2012.

(f)	Floating Rate Loan included as a Level 3 investment in the fair value hierarchy table located in Note 2(p). Total Floating Rate Loans included in Level amounted to $81,935,358.
(g)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on futures contracts, forward currency exchange contracts and swaps, as follows:

200	See Notes to Financial Statements.

Schedule of Investments (continued)
SHORT DURATION INCOME FUND November 30, 2012

Credit Default Swaps on Indexes — Sell Protection at November 30, 2012*:

Swap Counterparty	Fund Receives	Referenced Index	Termination Date	Notional Amount	Fair Value	Upfront Payments Received**	Unrealized Appreciation	Credit Default Swap Agreements Payable at Fair Value***

Credit Suisse	.07%	Markit CMBX. NA.AAA.2	3/15/2049	$24,700,000	$23,791,040	$1,368,055	$459,095	$908,960
Credit Suisse	.35%	Markit CMBX. NA.AAA.4	2/17/2051	29,500,000	27,936,500	2,372,113	808,613	1,563,500
Credit Suisse	.50%	Markit CMBX. NA.AM.4	2/17/2051	9,865,000	8,365,520	1,953,403	453,923	1,499,480
Goldman Sachs	.08%	Markit CMBX. NA.AAA.3	12/13/2049	9,900,000	9,385,200	786,636	271,836	514,800
Goldman Sachs	.50%	Markit CMBX. NA.AM.4	2/17/2051	9,900,000	8,395,200	1,849,617	344,817	1,504,800
J.P. Morgan	.10%	Markit CMBX. NA.AAA.1	10/12/2052	48,000,000	46,896,000	1,788,033	684,033	1,104,000
J.P. Morgan	.10%	Markit CMBX. NA.AAA.1	10/12/2052	24,800,000	24,229,600	1,039,998	469,598	570,400
Morgan Stanley	.08%	Markit CMBX. NA.AAA.3	12/13/2049	24,500,000	23,226,000	2,082,844	808,844	1,274,000
Morgan Stanley	.50%	Markit CMBX. NA.AM.4	2/17/2051	9,800,000	8,310,400	1,807,073	317,473	1,489,600
Morgan Stanley	.50%	Markit CMBX. NA.AM.4	2/17/2051	9,800,000	8,310,400	1,591,268	101,668	1,489,600
UBS AG	.07%	Markit CMBX. NA.AAA.2	3/15/2049	49,500,000	47,678,400	2,741,649	920,049	1,821,600
UBS AG	.07%	Markit CMBX. NA.AAA.2	3/15/2049	23,400,000	22,538,880	1,296,052	434,932	861,120
UBS AG	.08%	Markit CMBX. NA.AAA.3	12/13/2049	14,800,000	14,030,400	1,258,140	488,540	769,600
UBS AG	.50%	Markit CMBX. NA.AM.4	2/17/2051	48,300,000	40,958,400	10,289,333	2,947,733	7,341,600

Totals on Credit Default Swaps						$32,224,214	$9,511,154	$22,713,060

*

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

**	Upfront payments received are presented net of amortization (See Note 2(o)).
***	Includes upfront payments received.

See Notes to Financial Statements.	201

Schedule of Investments (concluded)
SHORT DURATION INCOME FUND November 30, 2012

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

euro	Sell	J.P. Morgan	12/20/2012	885,000	$1,156,624	$1,151,188	$5,436
euro	Sell	J.P. Morgan	12/20/2012	6,163,000	8,054,548	8,016,694	37,854
euro	Sell	Goldman Sachs	1/22/2013	29,420,000	38,584,712	38,281,639	303,073

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$346,363

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Canadian dollar	Sell	Goldman Sachs	2/8/2013	7,300,000	$7,313,046	$7,338,548	$(25,502)
Canadian dollar	Sell	J.P. Morgan	2/21/2013	32,114,000	32,150,266	32,274,392	(124,126)
euro	Sell	Credit Suisse	12/20/2012	12,265,931	15,823,297	15,955,252	(131,955)
euro	Sell	Goldman Sachs	2/13/2013	39,860,000	50,872,122	51,877,379	(1,005,257)
euro	Sell	Goldman Sachs	2/13/2013	3,379,000	4,374,487	4,397,734	(23,247)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,310,087)

Open Futures Contracts at November 30, 2012:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation (Depreciation)

U.S. 2-Year Treasury Note	March 2013	27,010	Long	$5,954,438,933	$1,080,584
U.S. 5-Year Treasury Note	March 2013	30,507	Short	(3,804,794,906)	(6,687,083)

Totals				$2,149,644,027	$(5,606,499)

202	See Notes to Financial Statements.

Statements of Assets and Liabilities
November 30, 2012

	Convertible Fund	Floating Rate Fund	High Yield Fund
ASSETS:
Investments in securities, at cost	$421,550,740	$3,490,029,407	$2,213,646,623

Investments in securities, at fair value	$436,237,888	$3,506,039,577	$2,297,686,427
Cash	–	454	1,488,553
Receivables:
Interest and dividends	2,285,402	20,495,104	39,436,508
Investment securities sold	1,034,276	196,652,463	60,481,340
Capital shares sold	308,074	46,036,335	34,625,009
From advisor (See Note 3)	34,449	–	–
Unrealized appreciation on unfunded commitments	–	42,093	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	200,720
Prepaid expenses and other assets	29,423	84,421	79,097

Total assets	439,929,512	3,769,350,447	2,433,997,654

LIABILITIES:

Payables:
Investment securities purchased	2,997,206	236,487,682	124,742,588
Capital shares reacquired	1,450,642	10,516,893	6,906,685
12b-1 distribution fees	49,608	1,457,747	455,474
Management fee	247,015	1,305,894	1,048,281
Trustees’ fees	37,592	56,697	80,072
Fund administration	14,115	112,436	74,026
To affiliate (See Note 3)	64,691	–	199,184
Unrealized depreciation on forward foreign currency exchange contracts	55,429	–	1,073,759
Unrealized depreciation on unfunded commitments	–	7,447	5,554
Distributions payable	–	14,359,894	12,920,751
Accrued expenses	106,656	642,127	453,132

Total liabilities	5,022,954	264,946,817	147,959,506

NET ASSETS	$434,906,558	$3,504,403,630	$2,286,038,148

COMPOSITION OF NET ASSETS:
Paid-in capital	$435,232,574	$3,500,325,499	$2,159,272,703
Undistributed (distributions in excess of) net investment income	1,005,450	176,160	(4,275,135)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(15,963,315)	(12,142,845)	47,850,597
Net unrealized appreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	14,631,849	16,044,816	83,189,983

Net Assets	$434,906,558	$3,504,403,630	$2,286,038,148

See Notes to Financial Statements.	203

Statements of Assets and Liabilities (continued)
November 30, 2012

	Convertible Fund	Floating Rate Fund	High Yield Fund

Net assets by class:
Class A Shares	$59,727,617	$1,406,701,754	$785,546,305
Class B Shares	$3,126,760	–	$16,381,625
Class C Shares	$42,636,411	$952,175,747	$295,309,452
Class F Shares	$36,059,618	$930,578,162	$340,845,495
Class I Shares	$292,322,880	$211,973,785	$821,545,355
Class P Shares	$28,535	–	$1,398,749
Class R2 Shares	$90,224	$345,508	$3,470,694
Class R3 Shares	$914,513	$2,628,674	$21,540,473
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	5,371,656	150,123,685	98,796,673
Class B Shares	281,855	–	2,068,939
Class C Shares	3,853,650	101,539,811	37,320,950
Class F Shares	3,243,225	99,395,723	42,925,154
Class I Shares	26,191,595	22,606,175	102,920,180
Class P Shares	2,540	–	173,657
Class R2 Shares	8,042	36,819	434,102
Class R3 Shares	82,450	280,395	2,694,542
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.12	$9.37	$7.95
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$11.38	$9.59	$8.13
Class B Shares-Net asset value	$11.09	–	$7.92
Class C Shares-Net asset value	$11.06	$9.38	$7.91
Class F Shares-Net asset value	$11.12	$9.36	$7.94
Class I Shares-Net asset value	$11.16	$9.38	$7.98
Class P Shares-Net asset value	$11.23	–	$8.05
Class R2 Shares-Net asset value	$11.22	$9.38	$8.00
Class R3 Shares-Net asset value	$11.09	$9.37	$7.99

204	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)
November 30, 2012

	Income Fund	Inflation Focused Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$2,192,499,255	$501,510,387	$27,078,122,800

Investments in securities, at fair value	$2,311,183,226	$508,750,375	$27,642,750,771
Cash	3,650,822	1,628,579	47,366,108
Foreign cash, at value (cost $132,746, $240,067 and $9,936,206, respectively)	134,039	241,129	9,994,553
Receivables:
Investment securities sold	52,103,902	3,404,001	263,799,583
Interest	27,899,977	4,692,966	249,269,454
Capital shares sold	27,033,873	10,384,329	308,546,403
From advisor (See Note 3)	286,455	20,185	–
Unrealized appreciation on forward foreign currency exchange contracts	3,266,692	8,664	346,363
Unrealized appreciation on CPI swaps	–	3,055,396	–
Prepaid expenses and other assets	80,586	19,955	742,967

Total assets	2,425,639,572	532,205,579	28,522,816,202

LIABILITIES:
Payables:
Investment securities purchased	278,672,074	16,669,365	497,324,409
Capital shares reacquired	6,128,984	3,138,045	76,953,655
12b-1 distribution fees	610,890	139,862	10,497,445
Management fee	849,947	155,289	5,680,103
Trustees’ fees	666,789	3,455	371,712
Fund administration	67,996	15,529	889,144
Variation margin	153,357	33,284	1,839,236
To affiliate (See Note 3)	–	–	58,272
Unrealized depreciation on forward foreign currency exchange contracts	2,332,486	10,596	1,310,087
Unrealized depreciation on unfunded commitments	789	124	9,917
Unrealized depreciation on CPI swaps	–	1,981,888	–
Credit default swap agreements payable, at fair value (including upfront payments received $0, $465,075, and $32,224,214)	–	331,050	22,713,060
Distributions payable	7,862,822	1,367,389	79,725,903
Accrued expenses	494,166	114,807	4,562,161

Total liabilities	297,840,300	23,960,683	701,935,104

NET ASSETS	$2,127,799,272	$508,244,896	$27,820,881,098

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,986,254,848	$503,902,843	$27,427,474,021
Undistributed (distributions in excess of) net investment income	(2,572,402)	62,540	1,479,967
Accumulated net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	25,395,674	(4,063,945)	(175,671,507)
Net unrealized appreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	118,721,152	8,343,458	567,598,617

Net Assets	$2,127,799,272	$508,244,896	$27,820,881,098

See Notes to Financial Statements.	205

Statements of Assets and Liabilities (concluded)
November 30, 2012

	Income Fund	Inflation Focused Fund	Short Duration Income Fund

Net assets by class:
Class A Shares	$1,163,457,880	$275,039,201	$11,281,965,037
Class B Shares	$14,750,747	$–	$38,596,126
Class C Shares	$380,364,460	$70,623,615	$7,254,175,034
Class F Shares	$469,256,875	$153,471,073	$7,293,545,141
Class I Shares	$83,793,946	$9,054,534	$1,888,389,405
Class R2 Shares	$1,248,133	$28,581	$10,575,370
Class R3 Shares	$14,927,231	$27,892	$53,634,985
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	382,717,729	18,433,594	2,428,578,944
Class B Shares	4,848,211	–	8,296,960
Class C Shares	124,600,493	4,725,812	1,551,787,868
Class F Shares	154,395,108	10,277,306	1,571,217,422
Class I Shares	27,560,534	607,016	406,769,739
Class R2 Shares	406,866	1,916	2,275,145
Class R3 Shares	4,895,141	1,870	11,530,797
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$3.04	$14.92	$4.65
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$3.11	$15.26	$4.76
Class B Shares-Net asset value	$3.04	–	$4.65
Class C Shares-Net asset value	$3.05	$14.94	$4.67
Class F Shares-Net asset value	$3.04	$14.93	$4.64
Class I Shares-Net asset value	$3.04	$14.92	$4.64
Class R2 Shares-Net asset value	$3.07	$14.92	$4.65
Class R3 Shares-Net asset value	$3.05	$14.92	$4.65

206	See Notes to Financial Statements.

Statements of Operations
For the Year Ended November 30, 2012

	Convertible Fund	Floating Rate Fund	High Yield Fund
Investment income:
Dividends (net of foreign withholding taxes of $2,470, $0 and $0, respectively)	$5,382,030	$–	$1,390,412
Interest and other	7,374,764	185,191,783	164,511,288

Total investment income	12,756,794	185,191,783	165,901,700

Expenses:
Management fee	2,789,368	14,172,514	12,097,963
12b-1 distribution plan-Class A	126,514	2,399,152	1,408,025
12b-1 distribution plan-Class B	40,675	–	172,871
12b-1 distribution plan-Class C	389,333	7,709,689	2,166,906
12b-1 distribution plan-Class F	36,474	784,621	299,236
12b-1 distribution plan-Class P	123	–	5,594
12b-1 distribution plan-Class R2	406	1,297	19,892
12b-1 distribution plan-Class R3	4,081	8,269	89,769
Shareholder servicing	227,528	2,394,512	1,411,674
Professional	57,839	131,100	78,547
Reports to shareholders	27,960	238,742	169,942
Fund administration	159,392	1,215,335	849,092
Custody	11,134	39,563	76,020
Trustees’ fees	12,346	97,231	64,789
Registration	95,741	290,367	253,439
Subsidy (See Note 3)	300,100	17,922	1,149,607
Other	11,686	84,910	47,944

Gross expenses	4,290,700	29,585,224	20,361,310
Expense reductions (See Note 7)	(148)	(2,194)	(1,055)
Management fee waived (See Note 3)	(249,355)	–	–

Net expenses	4,041,197	29,583,030	20,360,255

Net investment income	8,715,597	155,608,753	145,541,445

Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	1,895,044	8,430,413	57,446,324
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	28,806,567	119,461,717	125,263,025

Net realized and unrealized gain	30,701,611	127,892,130	182,709,349

Net Increase in Net Assets Resulting From Operations	$39,417,208	$283,500,883	$328,250,794

See Notes to Financial Statements.	207

Statements of Operations (concluded)
For the Year Ended November 30, 2012

	Income Fund	Inflation Focused Fund	Short Duration Income Fund
Investment income:
Interest and other	$82,663,566	$8,263,011	$727,907,736

Total investment income	82,663,566	8,263,011	727,907,736

Expenses:
Management fee	8,271,971	1,082,726	54,552,505
12b-1 distribution plan-Class A	1,906,651	316,404	17,667,920
12b-1 distribution plan-Class B	153,716	–	410,195
12b-1 distribution plan-Class C	2,529,012	357,199	51,054,365
12b-1 distribution plan-Class F	326,090	73,061	5,471,759
12b-1 distribution plan-Class R2	3,564	73	41,812
12b-1 distribution plan-Class R3	35,966	74	167,457
Shareholder servicing	1,572,240	86,343	13,422,752
Professional	63,949	59,165	168,360
Reports to shareholders	140,215	14,822	1,643,997
Fund administration	661,758	108,273	8,488,401
Custody	75,234	34,619	306,232
Trustees’ fees	50,600	6,892	649,793
Registration	235,108	118,832	2,168,560
Subsidy (See Note 3)	–	–	245,180
Other	31,802	5,626	362,420

Gross expenses	16,057,876	2,264,109	156,821,708
Expense reductions (See Note 7)	(1,195)	(194)	(15,251)
Management fee waived (See Note 3)	(1,173,860)	(28,446)	–

Net expenses	14,882,821	2,235,469	156,806,457

Net investment income	67,780,745	6,027,542	571,101,279

Net realized and unrealized gain:
Net realized gain on investments, futures contracts, swaps and foreign currency related transactions	43,106,111	1,618,354	202,366,696
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	93,123,436	12,720,629	573,321,602

Net realized and unrealized gain	136,229,547	14,338,983	775,688,298

Net Increase in Net Assets Resulting From Operations	$204,010,292	$20,366,525	$1,346,789,577

208	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Convertible Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$8,715,597	$7,874,790
Net realized gain on investments and foreign currency related transactions	1,895,044	13,579,139
Net change in unrealized appreciation/depreciation on investments	28,806,567	(40,854,011)

Net increase (decrease) in net assets resulting from operations	39,417,208	(19,400,082)

Distributions to shareholders from:
Net investment income
Class A	(1,723,329)	(3,106,435)
Class B	(80,918)	(203,570)
Class C	(991,658)	(1,549,396)
Class F	(1,042,303)	(1,626,834)
Class I	(6,782,849)	(3,660,218)
Class P	(659)	(1,731)
Class R2	(1,526)	(1,128)
Class R3	(20,107)	(25,378)

Total distributions to shareholders	(10,643,349)	(10,174,690)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	171,902,989	248,138,955
Reinvestment of distributions	9,717,121	8,081,679
Cost of shares reacquired	(97,106,291)	(184,827,363)

Net increase in net assets resulting from capital share transactions	84,513,819	71,393,271

Net increase in net assets	113,287,678	41,818,499

NET ASSETS:
Beginning of year	$321,618,880	$279,800,381

End of year	$434,906,558	$321,618,880

Undistributed net investment income	$1,005,450	$1,418,106

See Notes to Financial Statements.	209

Statements of Changes in Net Assets (continued)

	Floating Rate Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$155,608,753	$167,959,438
Net realized gain (loss) on investments	8,430,413	(20,487,964)
Net change in unrealized appreciation/depreciation on investments and unfunded commitments	119,461,717	(139,132,260)

Net increase in net assets resulting from operations	283,500,883	8,339,214

Distributions to shareholders from:
Net investment income
Class A	(63,315,372)	(72,628,582)
Class C	(41,075,863)	(39,671,556)
Class F	(42,197,556)	(45,399,075)
Class I	(8,939,510)	(10,087,131)
Class R2	(10,619)	(15,134)
Class R3	(82,887)	(43,902)
Net realized gain
Class A	–	(6,777,591)
Class C	–	(4,152,884)
Class F	–	(4,090,125)
Class I	–	(816,010)
Class R2	–	(2,727)
Class R3	–	(2,664)

Total distributions to shareholders	(155,621,807)	(183,687,381)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	1,504,743,773	2,854,256,360
Reinvestment of distributions	118,564,428	127,475,089
Cost of shares reacquired	(1,224,190,260)	(2,440,642,625)

Net increase in net assets resulting from capital share transactions	399,117,941	541,088,824

Net increase in net assets	526,997,017	365,740,657

NET ASSETS:
Beginning of year	$2,977,406,613	$2,611,665,956

End of year	$3,504,403,630	$2,977,406,613

Undistributed net investment income	$176,160	$189,214

210	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	High Yield Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$145,541,445	$101,832,309
Net realized gain on investments and foreign currency
related transactions	57,446,324	25,992,428
Net change in unrealized appreciation/depreciation
on investments, futures contracts and translation of
assets and liabilities denominated in foreign currencies	125,263,025	(98,360,113)

Net increase in net assets resulting from operations	328,250,794	29,464,624

Distributions to shareholders from:
Net investment income
Class A	(49,940,277)	(35,160,666)
Class B	(1,098,845)	(1,450,686)
Class C	(15,799,224)	(10,918,491)
Class F	(21,512,876)	(12,695,508)
Class I	(61,025,248)	(44,675,155)
Class P	(85,591)	(78,339)
Class R2	(223,500)	(200,800)
Class R3	(1,228,092)	(816,231)
Net realized gain
Class A	(4,228,997)	–
Class B	(127,560)	–
Class C	(1,360,021)	–
Class F	(1,690,459)	–
Class I	(4,938,687)	–
Class P	(7,852)	–
Class R2	(22,016)	–
Class R3	(106,520)	–

Total distributions to shareholders	(163,395,765)	(105,995,876)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	1,275,386,986	1,028,498,127
Reinvestment of distributions	135,134,070	84,693,612
Cost of shares reacquired	(900,890,405)	(650,325,270)

Net increase in net assets resulting from capital
share transactions	509,630,651	462,866,469

Net increase in net assets	674,485,680	386,335,217

NET ASSETS:
Beginning of year	$1,611,552,468	$1,225,217,251

End of year	$2,286,038,148	$1,611,552,468

Distributions in excess of net investment income	$(4,275,135)	$(1,323,950)

See Notes to Financial Statements.	211

Statements of Changes in Net Assets (continued)

	Income Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$67,780,745	$49,090,337
Net realized gain on investments, futures contracts
and foreign currency related transactions	43,106,111	14,305,552
Net change in unrealized appreciation/depreciation
on investments, futures contracts and translation of
assets and liabilities denominated in foreign currencies	93,123,436	(21,157,194)

Net increase in net assets resulting from operations	204,010,292	42,238,695

Distributions to shareholders from:
Net investment income
Class A	(47,614,729)	(36,711,994)
Class B	(652,524)	(823,162)
Class C	(12,561,577)	(8,202,391)
Class F	(16,485,077)	(6,793,037)
Class I	(3,070,443)	(2,128,356)
Class R2	(27,031)	(26,979)
Class R3	(346,805)	(111,081)
Net realized gain
Class A	(5,921,789)	–
Class B	(124,473)	–
Class C	(1,685,647)	–
Class F	(1,678,009)	–
Class I	(385,224)	–
Class R2	(2,397)	–
Class R3	(25,343)	–

Total distributions to shareholders	(90,581,068)	(54,797,000)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	1,123,702,660	590,887,423
Reinvestment of distributions	70,156,663	40,240,320
Cost of shares reacquired	(434,622,997)	(369,528,473)

Net increase in net assets resulting from capital
share transactions	759,236,326	261,599,270

Net increase in net assets	872,665,550	249,040,965

NET ASSETS:
Beginning of year	$1,255,133,722	$1,006,092,757

End of year	$2,127,799,272	$1,255,133,722

Distributions in excess of net investment income	$(2,572,402)	$(2,340,861)

212	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Inflation Focused Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Period Ended November 30, 2011*
Operations:
Net investment income	$6,027,542	$1,614,181
Net realized gain (loss) on investments, futures
contracts and swaps	1,618,354	(696,664)
Net change in unrealized appreciation/depreciation
on invesments, futures contracts and swaps	12,720,629	(4,377,171)

Net increase (decrease) in net assets resulting
from operations	20,366,525	(3,459,654)

Distributions to shareholders from:
Net investment income
Class A	(5,915,622)	(2,230,869)
Class C	(1,061,618)	(210,944)
Class F	(2,754,750)	(302,837)
Class I	(127,804)	(22,810)
Class R2	(537)	(223)
Class R3	(554)	(229)

Total distributions to shareholders	(9,860,885)	(2,767,912)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	461,986,426	187,629,756
Reinvestment of distributions	8,026,194	1,828,630
Cost of shares reacquired	(107,497,400)	(48,006,784)

Net increase in net assets resulting from capital
share transactions	362,515,220	141,451,602

Net increase in net assets	373,020,860	135,224,036

NET ASSETS:
Beginning of year	$135,224,036	$–

End of year	$508,244,896	$135,224,036

Undistributed net investment income	$62,540	$63,306

* For the period April 20, 2011 (commencement of operations) to November 30, 2011.

See Notes to Financial Statements.	213

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$571,101,279	$406,450,316
Net realized gain on investments, futures contracts,
swaps and foreign currency related transactions	202,366,696	77,194,237
Net change in unrealized appreciation/depreciation
on investments, futures contracts, swaps and
translation of assets and liabilities in foreign
currency related transactions	573,321,602	(202,473,267)

Net increase in net assets resulting from operations	1,346,789,577	281,171,286

Distributions to shareholders from:
Net investment income
Class A	(355,699,931)	(266,609,004)
Class B	(1,354,622)	(1,684,944)
Class C	(193,208,729)	(147,332,108)
Class F	(225,453,567)	(138,275,193)
Class I	(44,567,416)	(18,500,729)
Class R2	(254,535)	(139,901)
Class R3	(1,272,444)	(577,911)
Net realized gain
Class A	–	(28,744,493)
Class B	–	(269,282)
Class C	–	(19,217,438)
Class F	–	(13,055,034)
Class I	–	(1,377,235)
Class R2	–	(9,859)
Class R3	–	(72,999)

Total distributions to shareholders	(821,811,244)	(635,866,130)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	17,046,004,559	10,423,923,504
Reinvestment of distributions	632,120,792	459,004,066
Cost of shares reacquired	(6,725,724,353)	(5,664,039,528)

Net increase in net assets resulting from capital
share transactions	10,952,400,998	5,218,888,042

Net increase in net assets	11,477,379,331	4,864,193,198

NET ASSETS:
Beginning of year	$16,343,501,767	$11,479,308,569

End of year	$27,820,881,098	$16,343,501,767

Undistributed net investment income	$1,479,967	$1,570,043

214	See Notes to Financial Statements.

Financial Highlights
CONVERTIBLE FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.33	$11.24	$10.30	$7.94	$12.96

Investment operations:
Net investment income(a)	.23	.28	.33	.32	.27
Net realized and unrealized gain (loss)	.85	(.82)	1.08	2.52	(4.66)

Total from investment operations	1.08	(.54)	1.41	2.84	(4.39)

Distributions to shareholders from:
Net investment income	(.29)	(.37)	(.47)	(.48)	(.41)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.29)	(.37)	(.47)	(.48)	(.63)

Net asset value, end of year	$11.12	$10.33	$11.24	$10.30	$7.94

Total Return (b)	10.62%	(5.07)%	14.12%	37.19%	(35.49)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	.99%	1.41%	1.23%	1.23%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	.99%	1.41%	1.23%	1.23%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.13%	.99%	1.41%	1.23%	1.23%
Net investment income	2.14%	2.43%	3.05%	3.57%	2.39%

Supplemental Data:

Net assets, end of year (000)	$59,728	$74,497	$80,399	$79,880	$68,596
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	215

Financial Highlights (continued)
CONVERTIBLE FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.30	$11.20	$10.27	$7.92	$12.91

Investment operations:
Net investment income(a)	.15	.20	.26	.26	.19
Net realized and unrealized gain (loss)	.84	(.82)	1.07	2.52	(4.63)

Total from investment operations	.99	(.62)	1.33	2.78	(4.44)

Distributions to shareholders from:
Net investment income	(.20)	(.28)	(.40)	(.43)	(.33)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.20)	(.28)	(.40)	(.43)	(.55)

Net asset value, end of year	$11.09	$10.30	$11.20	$10.27	$7.92

Total Return(b)	9.67%	(5.78)%	13.30%	36.26%	(35.84)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.87%	1.75%	2.05%	1.88%	1.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.87%	1.75%	2.05%	1.88%	1.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.93%	1.75%	2.05%	1.88%	1.88%
Net investment income	1.35%	1.71%	2.42%	2.92%	1.72%

Supplemental Data:

Net assets, end of year (000)	$3,127	$5,243	$8,915	$10,207	$8,918
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

216	See Notes to Financial Statements.

Financial Highlights (continued)
CONVERTIBLE FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$11.18	$10.25	$7.91	$12.90

Investment operations:
Net investment income(a)	.16	.21	.26	.26	.19
Net realized and unrealized gain (loss)	.84	(.81)	1.08	2.51	(4.63)

Total from investment operations	1.00	(.60)	1.34	2.77	(4.44)

Distributions to shareholders from:
Net investment income	(.22)	(.30)	(.41)	(.43)	(.33)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.22)	(.30)	(.41)	(.43)	(.55)

Net asset value, end of year	$11.06	$10.28	$11.18	$10.25	$7.91

Total Return (b)	9.86%	(5.62)%	13.34%	36.20%	(35.85)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.70%	1.64%	2.05%	1.88%	1.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.70%	1.64%	2.05%	1.88%	1.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.76%	1.64%	2.05%	1.88%	1.88%
Net investment income	1.51%	1.81%	2.41%	2.93%	1.73%

Supplemental Data:

Net assets, end of year (000)	$42,636	$50,035	$55,798	$52,049	$40,304
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	217

Financial Highlights (continued)
CONVERTIBLE FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.33	$11.24	$10.31	$7.95	$12.96

Investment operations:
Net investment income(a)	.24	.29	.35	.37	.32
Net realized and unrealized gain (loss)	.85	(.81)	1.08	2.50	(4.67)

Total from investment operations	1.09	(.52)	1.43	2.87	(4.35)

Distributions to shareholders from:
Net investment income	(.30)	(.39)	(.50)	(.51)	(.44)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.30)	(.39)	(.50)	(.51)	(.66)

Net asset value, end of year	$11.12	$10.33	$11.24	$10.31	$7.95

Total Return(b)	10.74%	(4.92)%	14.29%	37.52%	(35.23)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.96%	.86%	1.17%	.98%	.98%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.96%	.86%	1.17%	.98%	.98%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.03%	.86%	1.17%	.98%	.98%
Net investment income	2.24%	2.55%	3.30%	3.88%	3.09%

Supplemental Data:

Net assets, end of year (000)	$36,060	$34,227	$31,141	$18,003	$688
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

218	See Notes to Financial Statements.

Financial Highlights (continued)
CONVERTIBLE FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.37	$11.28	$10.34	$7.97	$13.00

Investment operations:
Net investment income(a)	.25	.30	.36	.36	.31
Net realized and unrealized gain (loss)	.85	(.81)	1.09	2.52	(4.67)

Total from investment operations	1.10	(.51)	1.45	2.88	(4.36)

Distributions to shareholders from:
Net investment income	(.31)	(.40)	(.51)	(.51)	(.45)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.31)	(.40)	(.51)	(.51)	(.67)

Net asset value, end of year	$11.16	$10.37	$11.28	$10.34	$7.97

Total Return(b)	10.81%	(4.81)%	14.46%	37.65%	(35.22)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.80%	1.02%	.88%	.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.86%	.80%	1.02%	.88%	.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%	.80%	1.02%	.88%	.88%
Net investment income	2.33%	2.68%	3.41%	3.94%	2.78%

Supplemental Data:

Net assets, end of year (000)	$292,323	$156,799	$102,611	$194,617	$128,463
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	219

Financial Highlights (continued)
CONVERTIBLE FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.44	$11.33	$10.38	$8.00	$13.03

Investment operations:
Net investment income(a)	.21	.29	.32	.32	.25
Net realized and unrealized gain (loss)	.85	(.86)	1.09	2.54	(4.68)

Total from investment operations	1.06	(.57)	1.41	2.86	(4.43)

Distributions to shareholders from:
Net investment income	(.27)	(.32)	(.46)	(.48)	(.38)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.27)	(.32)	(.46)	(.48)	(.60)

Net asset value, end of year	$11.23	$10.44	$11.33	$10.38	$8.00

Total Return(b)	10.24%	(5.23)%	13.99%	37.03%	(35.52)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.31%	1.06%	1.51%	1.32%	1.33%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.31%	1.06%	1.51%	1.32%	1.33%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.37%	1.06%	1.51%	1.32%	1.33%
Net investment income	1.90%	2.45%	2.96%	3.49%	2.16%

Supplemental Data:

Net assets, end of year (000)	$29	$26	$94	$82	$59
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

220	See Notes to Financial Statements.

Financial Highlights (continued)
CONVERTIBLE FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.43	$11.34	$10.40	$7.99	$12.95

Investment operations:
Net investment income(a)	.19	.23	.29	.35	.30
Net realized and unrealized gain (loss)	.85	(.80)	1.10	2.53	(4.66)

Total from investment operations	1.04	(.57)	1.39	2.88	(4.36)

Distributions to shareholders from:
Net investment income	(.25)	(.34)	(.45)	(.47)	(.38)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.25)	(.34)	(.45)	(.47)	(.60)

Net asset value, end of year	$11.22	$10.43	$11.34	$10.40	$7.99

Total Return(b)	10.14%	(5.30)%	13.68%	37.35%	(35.20)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.46%	1.38%	1.63%	1.26%	.98%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.38%	1.63%	1.26%	.98%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.52%	1.38%	1.63%	1.26%	.98%
Net investment income	1.72%	2.06%	2.68%	3.63%	2.65%

Supplemental Data:

Net assets, end of year (000)	$90	$53	$21	$46	$7
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	221

Financial Highlights (concluded)
CONVERTIBLE FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.31	$11.21	$10.28	$7.94	$12.96

Investment operations:
Net investment income(a)	.20	.25	.31	.33	.27
Net realized and unrealized gain (loss)	.84	(.81)	1.08	2.49	(4.67)

Total from investment operations	1.04	(.56)	1.39	2.82	(4.40)

Distributions to shareholders from:
Net investment income	(.26)	(.34)	(.46)	(.48)	(.40)
Net realized gain	–	–	–	–	(.22)

Total distributions	(.26)	(.34)	(.46)	(.48)	(.62)

Net asset value, end of year	$11.09	$10.31	$11.21	$10.28	$7.94

Total Return(b)	10.24%	(5.25)%	13.90%	36.90%	(35.53)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.36%	1.27%	1.57%	1.37%	1.36%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.36%	1.27%	1.57%	1.37%	1.36%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	1.27%	1.57%	1.37%	1.37%
Net investment income	1.85%	2.18%	2.90%	3.50%	2.43%

Supplemental Data:

Net assets, end of year (000)	$915	$740	$821	$642	$90
Portfolio turnover rate	92.34%	64.09%	47.60%	106.61%	97.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

222	See Notes to Financial Statements.

Financial Highlights
FLOATING RATE FUND

	Class A Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.98	$9.33	$9.07	$7.53	$10.00

Investment operations:
Net investment income(b)	.49	.45	.47	.54	.51
Net realized and unrealized gain (loss)	.39	(.30)	.34	1.54	(2.46)

Total from investment operations	.88	.15	.81	2.08	(1.95)

Distributions to shareholders from:
Net investment income	(.49)	(.45)	(.48)	(.54)	(.52)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.49)	(.50)	(.55)	(.54)	(.52)

Net asset value, end of period	$9.37	$8.98	$9.33	$9.07	$7.53

Total Return(c)	9.99%	1.65%	9.17%	28.31%	(20.36	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.81%	.82%	.83%	.83%	.70	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.81%	.82%	.83%	.83%	.70	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.81%	.82%	.85%	1.07%	1.14	%(d)
Net investment income	5.27%	4.86%	5.10%	6.23%	5.57	%(d)

Supplemental Data:

Net assets, end of period (000)	$1,406,702	$1,151,105	$1,104,145	$230,835	$31,257
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	223

Financial Highlights (continued)
FLOATING RATE FUND

	Class C Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.98	$9.34	$9.07	$7.53	$10.00

Investment operations:
Net investment income(b)	.43	.38	.40	.49	.44
Net realized and unrealized gain (loss)	.40	(.31)	.35	1.53	(2.46)

Total from investment operations	.83	.07	.75	2.02	(2.02)

Distributions to shareholders from:
Net investment income	(.43)	(.38)	(.41)	(.48)	(.45)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.43)	(.43)	(.48)	(.48)	(.45)

Net asset value, end of period	$9.38	$8.98	$9.34	$9.07	$7.53

Total Return(c)	9.39%	.79%	8.46%	27.48%	(20.95	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.48%	1.56%	1.60%	1.47%	1.33	%(d)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.48%	1.56%	1.60%	1.47%	1.32	%(d)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.48%	1.56%	1.61%	1.71%	1.69	%(d)
Net investment income	4.62%	4.14%	4.32%	5.55%	4.87	%(d)

Supplemental Data:

Net assets, end of period (000)	$952,176	$882,233	$691,302	$111,851	$7,288
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

224	See Notes to Financial Statements.

Financial Highlights (continued)
FLOATING RATE FUND

	Class F Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.97	$9.32	$9.06	$7.53	$10.00

Investment operations:
Net investment income(b)	.50	.46	.48	.58	.54
Net realized and unrealized gain (loss)	.39	(.30)	.34	1.51	(2.47)

Total from investment operations	.89	.16	.82	2.09	(1.93)

Distributions to shareholders from:
Net investment income	(.50)	(.46)	(.49)	(.56)	(.54)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.50)	(.51)	(.56)	(.56)	(.54)

Net asset value, end of period	$9.36	$8.97	$9.32	$9.06	$7.53

Total Return(c)	10.11%	1.74%	9.30%	28.45%	(20.16	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.71%	.72%	.72%	.59%	.47	%(d)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.71%	.72%	.72%	.59%	.46	%(d)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.71%	.72%	.74%	.82%	1.36	%(d)
Net investment income	5.37%	4.96%	5.20%	6.54%	5.85	%(d)

Supplemental Data:

Net assets, end of period (000)	$930,578	$718,553	$674,403	$77,233	$27
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	225

Financial Highlights (continued)
FLOATING RATE FUND

	Class I Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.98	$9.34	$9.07	$7.53	$10.00

Investment operations:
Net investment income(b)	.51	.47	.50	.57	.57
Net realized and unrealized gain (loss)	.40	(.31)	.35	1.54	(2.49)

Total from investment operations	.91	.16	.85	2.11	(1.92)

Distributions to shareholders from:
Net investment income	(.51)	(.47)	(.51)	(.57)	(.55)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.51)	(.52)	(.58)	(.57)	(.55)

Net asset value, end of period	$9.38	$8.98	$9.34	$9.07	$7.53

Total Return(c)	10.32%	1.74%	9.58%	28.85%	(20.06	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.62%	.63%	.62%	.47%	.36	%(d)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.62%	.63%	.62%	.47%	.36	%(d)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.62%	.63%	.64%	.75%	.88	%(d)
Net investment income	5.48%	5.09%	5.42%	6.71%	6.02	%(d)

Supplemental Data:

Net assets, end of period (000)	$211,974	$224,241	$141,380	$47,939	$34,193
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

226	See Notes to Financial Statements.

Financial Highlights (continued)
FLOATING RATE FUND

	Class R2 Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.99	$9.34	$9.07	$7.53	$10.00

Investment operations:
Net investment income(b)	.45	.42	.49	.57	.51
Net realized and unrealized gain (loss)	.39	(.30)	.35	1.55	(2.48)

Total from investment operations	.84	.12	.84	2.12	(1.97)

Distributions to shareholders from:
Net investment income	(.45)	(.42)	(.50)	(.58)	(.50)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.45)	(.47)	(.57)	(.58)	(.50)

Net asset value, end of period	$9.38	$8.99	$9.34	$9.07	$7.53

Total Return(c)	9.68%	1.25%	9.48%	28.86%	(20.52	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.21%	1.21%	.76%	.45%	.93	%(d)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.21%	1.21%	.76%	.45%	.92	%(d)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.21%	1.21%	.80%	.73%	2.13	%(d)
Net investment income	4.90%	4.45%	5.32%	6.74%	5.47	%(d)

Supplemental Data:

Net assets, end of period (000)	$346	$82	$12	$10	$8
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	227

Financial Highlights (concluded)
FLOATING RATE FUND

	Class R3 Shares

	Year Ended 11/30				12/14/2007(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.98	$9.34	$9.07	$7.53	$10.00

Investment operations:
Net investment income(b)	.46	.43	.45	.57	.52
Net realized and unrealized gain (loss)	.39	(.31)	.35	1.54	(2.48)

Total from investment operations	.85	.12	.80	2.11	(1.96)

Distributions to shareholders from:
Net investment income	(.46)	(.43)	(.46)	(.57)	(.51)
Net realized gain	–	(.05)	(.07)	–	–

Total distributions	(.46)	(.48)	(.53)	(.57)	(.51)

Net asset value, end of period	$9.37	$8.98	$9.34	$9.07	$7.53

Total Return(c)	9.79%	1.25%	9.06%	28.81%	(20.45	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.13%	1.13%	.51%	.84	%(d)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.13%	1.13%	.51%	.83	%(d)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.12%	1.13%	1.15%	.79%	2.08	%(d)
Net investment income	5.00%	4.64%	4.87%	6.69%	5.56	%(d)

Supplemental Data:

Net assets, end of period (000)	$2,629	$1,192	$424	$19	$8
Portfolio turnover rate	81.48%	93.56%	46.48%	89.76%	52.39%

(a)	Commencement of operations and SEC effective date was 12/14/2007. The shares first became available to the public on 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

228	See Notes to Financial Statements.

Financial Highlights
HIGH YIELD FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.32	$7.69	$7.22	$5.15	$7.74

Investment operations:
Net investment income(a)	.53	.55	.61	.64	.56
Net realized and unrealized gain (loss)	.70	(.34)	.49	2.07	(2.56)

Total from investment operations	1.23	.21	1.10	2.71	(2.00)

Distributions to shareholders from:
Net investment income	(.55)	(.58)	(.63)	(.64)	(.59)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.60)	(.58)	(.63)	(.64)	(.59)

Net asset value, end of year	$7.95	$7.32	$7.69	$7.22	$5.15

Total Return(b)	17.41%	2.52%	15.79%	54.92%	(27.59)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and 12b-1 distribution fees reimbursed	.96%	.97%	.98%	1.01%	1.27%
Expenses, including expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.96%	.97%	.98%	1.01%	1.27%
Expenses, excluding expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.96%	1.01%	1.16%	1.24%	1.27%
Net investment income	6.83%	7.11%	8.06%	9.81%	7.89%

Supplemental Data:

Net assets, end of year (000)	$785,546	$527,449	$422,609	$294,169	$62,454
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	229

Financial Highlights (continued)
HIGH YIELD FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.29	$7.66	$7.19	$5.14	$7.71

Investment operations:
Net investment income(a)	.47	.49	.55	.58	.51
Net realized and unrealized gain (loss)	.70	(.35)	.49	2.06	(2.55)

Total from investment operations	1.17	.14	1.04	2.64	(2.04)

Distributions to shareholders from:
Net investment income	(.49)	(.51)	(.57)	(.59)	(.53)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.54)	(.51)	(.57)	(.59)	(.53)

Net asset value, end of year	$7.92	$7.29	$7.66	$7.19	$5.14

Total Return(b)	16.39%	1.85%	14.92%	53.45%	(27.96)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.76%	1.77%	1.78%	1.89%	1.92%

Expenses, including expense reductions and management fee waived	1.76%	1.77%	1.78%	1.89%	1.92%

Expenses, excluding expense reductions and management fee waived	1.76%	1.78%	1.82%	1.89%	1.92%

Net investment income	6.10%	6.38%	7.36%	9.20%	7.22%

Supplemental Data:

Net assets, end of year (000)	$16,382	$17,620	$25,815	$25,313	$14,481
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

230	See Notes to Financial Statements.

Financial Highlights (continued)
HIGH YIELD FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.29	$7.66	$7.18	$5.13	$7.71

Investment operations:
Net investment income(a)	.47	.49	.54	.58	.51
Net realized and unrealized gain (loss)	.69	(.34)	.51	2.06	(2.55)

Total from investment operations	1.16	.15	1.05	2.64	(2.04)

Distributions to shareholders from:
Net investment income	(.49)	(.52)	(.57)	(.59)	(.54)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.54)	(.52)	(.57)	(.59)	(.54)

Net asset value, end of year	$7.91	$7.29	$7.66	$7.18	$5.13

Total Return(b)	16.53%	1.78%	14.90%	53.74%	(28.08)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.64%	1.68%	1.78%	1.89%	1.92%

Expenses, including expense reductions and management fee waived	1.64%	1.68%	1.78%	1.89%	1.92%

Expenses, excluding expense reductions and management fee waived	1.64%	1.70%	1.81%	1.89%	1.92%

Net investment income	6.15%	6.41%	7.21%	8.94%	7.25%

Supplemental Data:

Net assets, end of year (000)	$295,309	$182,994	$136,810	$74,949	$17,882
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	231

Financial Highlights (continued)
HIGH YIELD FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.32	$7.68	$7.21	$5.15	$7.74

Investment operations:
Net investment income(a)	.53	.55	.60	.65	.58
Net realized and unrealized gain (loss)	.70	(.33)	.51	2.05	(2.57)

Total from investment operations	1.23	.22	1.11	2.70	(1.99)

Distributions to shareholders from:
Net investment income	(.56)	(.58)	(.64)	(.64)	(.60)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.61)	(.58)	(.64)	(.64)	(.60)

Net asset value, end of year	$7.94	$7.32	$7.68	$7.21	$5.15

Total Return(b)	17.38%	2.74%	15.88%	54.89%	(27.40)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.86%	.87%	.88%	.96%	1.04%

Expenses, including expense reductions and management fee waived	.86%	.87%	.88%	.96%	1.04%

Expenses, excluding expense reductions and management fee waived	.86%	.89%	.91%	.96%	1.04%

Net investment income	6.93%	7.20%	7.88%	9.52%	8.79%

Supplemental Data:

Net assets, end of year (000)	$340,845	$207,689	$121,144	$23,471	$279
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

232	See Notes to Financial Statements.

Financial Highlights (continued)
HIGH YIELD FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.35	$7.73	$7.25	$5.17	$7.77

Investment operations:
Net investment income(a)	.55	.57	.63	.65	.59
Net realized and unrealized gain (loss)	.70	(.36)	.50	2.08	(2.58)

Total from investment operations	1.25	.21	1.13	2.73	(1.99)

Distributions to shareholders from:
Net investment income	(.57)	(.59)	(.65)	(.65)	(.61)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.62)	(.59)	(.65)	(.65)	(.61)

Net asset value, end of year	$7.98	$7.35	$7.73	$7.25	$5.17

Total Return(b)	17.61%	2.63%	16.16%	55.20%	(27.33)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.76%	.77%	.78%	.92%	.92%

Expenses, including expense reductions and management fee waived	.76%	.77%	.78%	.92%	.92%

Expenses, excluding expense reductions and management fee waived	.76%	.78%	.81%	.92%	.92%

Net investment income	7.06%	7.34%	8.30%	10.28%	8.26%

Supplemental Data:

Net assets, end of year (000)	$821,545	$657,158	$508,348	$360,431	$240,587
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	233

Financial Highlights (continued)
HIGH YIELD FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.42	$7.79	$7.31	$5.21	$7.83

Investment operations:
Net investment income(a)	.52	.54	.60	.63	.56
Net realized and unrealized gain (loss)	.70	(.34)	.50	2.09	(2.60)

Total from investment operations	1.22	.20	1.10	2.72	(2.04)

Distributions to shareholders from:
Net investment income	(.54)	(.57)	(.62)	(.62)	(.58)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.59)	(.57)	(.62)	(.62)	(.58)

Net asset value, end of year	$8.05	$7.42	$7.79	$7.31	$5.21

Total Return(b)	17.15%	2.35%	15.43%	54.68%	(27.73)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.21%	1.22%	1.23%	1.35%	1.37%

Expenses, including expense reductions and management fee waived	1.21%	1.22%	1.23%	1.35%	1.37%

Expenses, excluding expense reductions and management fee waived	1.21%	1.24%	1.26%	1.35%	1.37%

Net investment income	6.62%	6.91%	7.84%	9.68%	7.81%

Supplemental Data:

Net assets, end of year (000)	$1,399	$1,088	$936	$541	$185
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

234	See Notes to Financial Statements.

Financial Highlights (continued)
HIGH YIELD FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.37	$7.74	$7.26	$5.18	$7.75

Investment operations:
Net investment income(a)	.50	.53	.58	.63	.58
Net realized and unrealized gain (loss)	.70	(.35)	.51	2.06	(2.58)

Total from investment operations	1.20	.18	1.09	2.69	(2.00)

Distributions to shareholders from:
Net investment income	(.52)	(.55)	(.61)	(.61)	(.57)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.57)	(.55)	(.61)	(.61)	(.57)

Net asset value, end of year	$8.00	$7.37	$7.74	$7.26	$5.18

Total Return(b)	16.90%	2.17%	15.48%	54.20%	(27.47)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.36%	1.37%	1.38%	1.47%	1.04%

Expenses, including expense reductions and management fee waived	1.36%	1.37%	1.38%	1.47%	1.04%

Expenses, excluding expense reductions and management fee waived	1.36%	1.39%	1.41%	1.47%	1.05%

Net investment income	6.48%	6.77%	7.64%	9.19%	8.16%

Supplemental Data:

Net assets, end of year (000)	$3,471	$3,012	$1,953	$594	$9
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	235

Financial Highlights (concluded)
HIGH YIELD FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.36	$7.74	$7.26	$5.18	$7.75

Investment operations:
Net investment income(a)	.51	.53	.58	.64	.58
Net realized and unrealized gain (loss)	.70	(.35)	.51	2.06	(2.57)

Total from investment operations	1.21	.18	1.09	2.70	(1.99)

Distributions to shareholders from:
Net investment income	(.53)	(.56)	(.61)	(.62)	(.58)
Net realized gain	(.05)	–	–	–	–

Total distributions	(.58)	(.56)	(.61)	(.62)	(.58)

Net asset value, end of year	$7.99	$7.36	$7.74	$7.26	$5.18

Total Return(b)	17.02%	2.27%	15.58%	54.34%	(27.38)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.26%	1.27%	1.28%	1.37%	1.01%

Expenses, including expense reductions and management fee waived	1.26%	1.27%	1.28%	1.37%	1.01%

Expenses, excluding expense reductions and management fee waived	1.26%	1.29%	1.31%	1.37%	1.02%

Net investment income	6.57%	6.86%	7.70%	9.20%	8.17%

Supplemental Data:

Net assets, end of year (000)	$21,540	$14,542	$7,602	$2,246	$7
Portfolio turnover rate	105.74%	112.24%	87.78%	126.34%	98.56%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

236	See Notes to Financial Statements.

Financial Highlights
INCOME FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$2.84	$2.86	$2.73	$2.09	$2.61

Investment operations:
Net investment income(a)	.12	.14	.15	.15	.14
Net realized and unrealized gain (loss)	.25	(.01)	.14	.64	(.53)

Total from investment operations	.37	.13	.29	.79	(.39)

Distributions to shareholders from:
Net investment income	(.15)	(.15)	(.16)	(.15)	(.13)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.17)	(.15)	(.16)	(.15)	(.13)

Net asset value, end of year	$3.04	$2.84	$2.86	$2.73	$2.09

Total Return(b)	13.38%	4.64%	10.87%	38.79%	(15.52)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.80%	.87%	.90%	1.00%	1.00%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.80%	.87%	.90%	1.00%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.90%	1.07%	1.08%

Net investment income	4.20%	4.72%	5.34%	6.10%	5.45%

Supplemental Data:

Net assets, end of year (000)	$1,163,458	$771,559	$688,876	$584,884	$398,305
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	237

Financial Highlights (continued)
INCOME FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$2.84	$2.86	$2.73	$2.09	$2.61

Investment operations:
Net investment income(a)	.10	.11	.13	.13	.12
Net realized and unrealized gain (loss)	.24	– (b)	.14	.64	(.52)

Total from investment operations	.34	.11	.27	.77	(.40)

Distributions to shareholders from:
Net investment income	(.12)	(.13)	(.14)	(.13)	(.12)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.14)	(.13)	(.14)	(.13)	(.12)

Net asset value, end of year	$3.04	$2.84	$2.86	$2.73	$2.09

Total Return(c)	12.50%	3.82%	10.03%	37.91%	(16.10)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.60%	1.67%	1.68%	1.65%	1.65%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.60%	1.67%	1.68%	1.65%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.67%	1.67%	1.68%	1.72%	1.73%

Net investment income	3.46%	3.95%	4.62%	5.45%	4.80%

Supplemental Data:

Net assets, end of year (000)	$14,751	$16,213	$21,806	$26,942	$19,158
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

238	See Notes to Financial Statements.

Financial Highlights (continued)
INCOME FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$2.85	$2.87	$2.74	$2.10	$2.62

Investment operations:
Net investment income(a)	.10	.12	.13	.13	.12
Net realized and unrealized gain (loss)	.25	(.01)	.13	.64	(.52)

Total from investment operations	.35	.11	.26	.77	(.40)

Distributions to shareholders from:
Net investment income	(.13)	(.13)	(.13)	(.13)	(.12)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.15)	(.13)	(.13)	(.13)	(.12)

Net asset value, end of year	$3.05	$2.85	$2.87	$2.74	$2.10

Total Return(b)	12.60%	3.94%	10.09%	37.80%	(16.01)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.46%	1.55%	1.58%	1.65%	1.65%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.55%	1.58%	1.65%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.53%	1.55%	1.59%	1.72%	1.73%

Net investment income	3.52%	4.04%	4.60%	5.32%	4.81%

Supplemental Data:

Net assets, end of year (000)	$380,364	$215,051	$172,083	$107,068	$40,221
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	239

Financial Highlights (continued)
INCOME FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$2.83	$2.86	$2.73	$2.09	$2.61

Investment operations:
Net investment income(a)	.13	.14	.15	.15	.15
Net realized and unrealized gain (loss)	.25	(.02)	.14	.64	(.53)

Total from investment operations	.38	.12	.29	.79	(.38)

Distributions to shareholders from:
Net investment income	(.15)	(.15)	(.16)	(.15)	(.14)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.17)	(.15)	(.16)	(.15)	(.14)

Net asset value, end of year	$3.04	$2.83	$2.86	$2.73	$2.09

Total Return(b)	13.48%	4.73%	10.98%	39.15%	(15.31)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.70%	.77%	.77%	.75%	.74%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.70%	.77%	.77%	.75%	.74%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.77%	.81%	.81%

Net investment income	4.25%	4.76%	5.29%	6.03%	6.19%

Supplemental Data:

Net assets, end of year (000)	$469,257	$199,531	$100,874	$28,302	$141
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

240	See Notes to Financial Statements.

Financial Highlights (continued)
INCOME FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$2.84	$2.85	$2.72	$2.09	$2.61

Investment operations:
Net investment income(a)	.13	.14	.15	.16	.15
Net realized and unrealized gain (loss)	.24	.01	.14	.63	(.53)

Total from investment operations	.37	.15	.29	.79	(.38)

Distributions to shareholders from:
Net investment income	(.15)	(.16)	(.16)	(.16)	(.14)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.17)	(.16)	(.16)	(.16)	(.14)

Net asset value, end of year	$3.04	$2.84	$2.85	$2.72	$2.09

Total Return(b)	13.60%	5.20%	11.12%	38.74%	(15.19)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%	.67%	.68%	.65%	.65%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.60%	.67%	.68%	.65%	.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.67%	.67%	.68%	.72%	.72%

Net investment income	4.41%	4.88%	5.47%	6.46%	5.86%

Supplemental Data:

Net assets, end of year (000)	$83,794	$49,234	$21,101	$1,024	$651
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	241

Financial Highlights (continued)
INCOME FUND

	Class R2 Shares

	Year Ended 11/30				7/2/2008(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$2.86	$2.88	$2.75	$2.09	$2.58

Investment operations:
Net investment income(b)	.11	.13	.16	.16	.06
Net realized and unrealized gain (loss)	.26	(.01)	.14	.64	(.49)

Total from investment operations	.37	.12	.30	.80	(.43)

Distributions to shareholders from:
Net investment income	(.14)	(.14)	(.17)	(.14)	(.06)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.16)	(.14)	(.17)	(.14)	(.06)

Net asset value, end of period	$3.07	$2.86	$2.88	$2.75	$2.09

Total Return(c)	13.25%	4.24%	11.03%	39.46%	(17.03	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.18%	1.27%	.72%	.63%	.48	%(d)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.18%	1.27%	.72%	.63%	.48	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.27%	1.27%	.73%	.70%	.54	%(d)

Net investment income	3.71%	4.37%	5.54%	6.50%	2.41	%(d)

Supplemental Data:

Net assets, end of period (000)	$1,248	$314	$13	$12	$8
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Commencement of offering of class shares.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

242	See Notes to Financial Statements.

Financial Highlights (concluded)
INCOME FUND

	Class R3 Shares

	Year Ended 11/30				7/2/2008(a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$2.85	$2.87	$2.73	$2.09	$2.58

Investment operations:
Net investment income(b)	.12	.13	.14	.15	.06
Net realized and unrealized gain (loss)	.24	(.01)	.15	.64	(.49)

Total from investment operations	.36	.12	.29	.79	(.43)

Distributions to shareholders from:
Net investment income	(.14)	(.14)	(.15)	(.15)	(.06)
Net realized gain	(.02)	–	–	–	–

Total distributions	(.16)	(.14)	(.15)	(.15)	(.06)

Net asset value, end of period	$3.05	$2.85	$2.87	$2.73	$2.09

Total Return(c)	13.05%	4.36%	10.97%	38.65%	(16.99)	%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.15%	1.17%	1.11%	.45	%(d)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.15%	1.17%	1.11%	.45	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.16%	1.15%	1.18%	1.18%	.50	%(d)

Net investment income	3.87%	4.43%	4.83%	5.87%	2.45	%(d)

Supplemental Data:

Net assets, end of period (000)	$14,927	$3,231	$1,340	$114	$8
Portfolio turnover rate	265.29%	149.28%	158.33%	297.38%	393.47%

(a)	Commencement of offering of class shares.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	243

Financial Highlights
INFLATION FOCUSED FUND

	Class A Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.31	$15.00

Investment operations:
Net investment income(b)	.34	.22
Net realized and unrealized gain (loss)	.83	(.56)

Total from investment operations	1.17	(.34)

Distributions to shareholders from:
Net investment income	(.56)	(.35)

Net asset value, end of period	$14.92	$14.31

Total Return (c)	8.33%	(2.26	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.75%	.78	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.75%	.78	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.76%	1.02	%(e)

Net investment income	2.31%	2.30	%(e)

Supplemental Data:

Net assets, end of period (000)	$275,039	$101,695
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

244	See Notes to Financial Statements.

Financial Highlights (continued)
INFLATION FOCUSED FUND

	Class C Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.33	$15.00

Investment operations:
Net investment income(b)	.22	.16
Net realized and unrealized gain (loss)	.84	(.56)

Total from investment operations	1.06	(.40)

Distributions to shareholders from:
Net investment income	(.45)	(.27)

Net asset value, end of period	$14.94	$14.33

Total Return(c)	7.49%	(2.65	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.53%	1.49	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.53%	1.49	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.54%	1.66	%(e)

Net investment income	1.52%	1.68	%(e)

Supplemental Data:

Net assets, end of period (000)	$70,624	$17,226
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	245

Financial Highlights (continued)
INFLATION FOCUSED FUND

	Class F Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.32	$15.00

Investment operations:
Net investment income(b)	.34	.23
Net realized and unrealized gain (loss)	.84	(.55)

Total from investment operations	1.18	(.32)

Distributions to shareholders from:
Net investment income	(.57)	(.36)

Net asset value, end of period	$14.93	$14.32

Total Return(c)	8.43%	(2.17	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.65%	.64	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.65%	.64	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.83	%(e)

Net investment income	2.35%	2.52	%(e)

Supplemental Data:

Net assets, end of period (000)	$153,471	$15,124
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

246	See Notes to Financial Statements.

Financial Highlights (continued)
INFLATION FOCUSED FUND

	Class I Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.30	$15.00

Investment operations:
Net investment income(b)	.36	.25
Net realized and unrealized gain (loss)	.85	(.57)

Total from investment operations	1.21	(.32)

Distributions to shareholders from:
Net investment income	(.59)	(.38)

Net asset value, end of period	$14.92	$14.30

Total Return(c)	8.64%	(2.17	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.55%	.57	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.55%	.57	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.56%	.85	%(e)

Net investment income	2.49%	2.63	%(e)

Supplemental Data:

Net assets, end of period (000)	$9,055	$1,159
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	247

Financial Highlights (continued)
INFLATION FOCUSED FUND

	Class R2 Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.31	$15.00

Investment operations:
Net investment income(b)	.36	.18
Net realized and unrealized gain (loss)	.84	(.54)

Total from investment operations	1.20	(.36)

Distributions to shareholders from:
Net investment income	(.59)	(.33)

Net asset value, end of period	$14.92	$14.31

Total Return(c)	8.56%	(2.42	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	1.29	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	1.29	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	6.08	%(e)

Net investment income	2.47%	1.70	%(e)

Supplemental Data:

Net assets, end of period (000)	$29	$10
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

248	See Notes to Financial Statements.

Financial Highlights (concluded)
INFLATION FOCUSED FUND

	Class R3 Shares

	Year Ended 11/30/2012	4/20/2011(a) to 11/30/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.31	$15.00

Investment operations:
Net investment income(b)	.34	.19
Net realized and unrealized gain (loss)	.83	(.54)

Total from investment operations	1.17	(.35)

Distributions to shareholders from:
Net investment income	(.56)	(.34)

Net asset value, end of period	$14.92	$14.31

Total Return(c)	8.37%	(2.36	)%(d)

Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.82%	1.19	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.82%	1.19	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.05%	5.98	%(e)

Net investment income	2.31%	1.80	%(e)

Supplemental Data:

Net assets, end of period (000)	$28	$10
Portfolio turnover rate	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	249

Financial Highlights
SHORT DURATION INCOME FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$4.53	$4.64	$4.57	$3.97	$4.35

Investment operations:
Net investment income(a)	.13	.15	.17	.20	.20
Net realized and unrealized gain (loss)	.18	(.03)	.12	.62	(.38)

Total from investment operations	.31	.12	.29	.82	(.18)

Distributions to shareholders from:
Net investment income	(.19)	(.20)	(.20)	(.22)	(.20)
Net realized gain	—	(.03)	(.02)	—	—

Total distributions	(.19)	(.23)	(.22)	(.22)	(.20)

Net asset value, end of year	$4.65	$4.53	$4.64	$4.57	$3.97

Total Return(b)	6.91%	2.58%	6.38%	21.30%	(4.57)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.59%	.59%	.60%	.68%	.80%

Expenses, including expense reductions and expenses reimbursed	.59%	.59%	.60%	.68%	.79%

Expenses, excluding expense reductions and expenses reimbursed	.59%	.59%	.60%	.68%	.80%

Net investment income	2.84%	3.18%	3.63%	4.53%	4.67%

Supplemental Data:

Net assets, end of year (000)	$11,281,965	$7,174,057	$5,280,795	$2,117,058	$194,420
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%	208.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

250	See Notes to Financial Statements.

Financial Highlights (continued)
SHORT DURATION INCOME FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$4.53	$4.65	$4.58	$3.97	$4.35

Investment operations:
Net investment income(a)	.10	.11	.14	.17	.17
Net realized and unrealized gain (loss)	.17	(.03)	.11	.62	(.38)

Total from investment operations	.27	.08	.25	.79	(.21)

Distributions to shareholders from:
Net investment income	(.15)	(.17)	(.16)	(.18)	(.17)
Net realized gain	–	(.03)	(.02)	–	–

Total distributions	(.15)	(.20)	(.18)	(.18)	(.17)

Net asset value, end of year	$4.65	$4.53	$4.65	$4.58	$3.97

Total Return(b)	6.07%	1.56%	5.56%	20.34%	(5.01)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.39%	1.39%	1.40%	1.48%	1.54%

Expenses, including expense reductions and expenses reimbursed	1.39%	1.39%	1.40%	1.48%	1.54%

Expenses, excluding expense reductions and expenses reimbursed	1.39%	1.39%	1.40%	1.48%	1.61%

Net investment income	2.11%	2.42%	2.94%	3.96%	3.96%

Supplemental Data:

Net assets, end of year (000)	$38,596	$42,947	$49,948	$39,422	$12,756
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%	208.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	251

Financial Highlights (continued)
SHORT DURATION INCOME FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$4.55	$4.67	$4.60	$3.99	$4.37

Investment operations:
Net investment income(a)	.10	.11	.13	.17	.17
Net realized and unrealized gain (loss)	.18	(.03)	.13	.62	(.38)

Total from investment operations	.28	.08	.26	.79	(.21)

Distributions to shareholders from:
Net investment income	(.16)	(.17)	(.17)	(.18)	(.17)
Net realized gain	–	(.03)	(.02)	–	–

Total distributions	(.16)	(.20)	(.19)	(.18)	(.17)

Net asset value, end of year	$4.67	$4.55	$4.67	$4.60	$3.99

Total Return(b)	6.17%	1.63%	5.55%	20.21%	(4.98)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.27%	1.32%	1.37%	1.48%	1.54%

Expenses, including expense reductions and expenses reimbursed	1.27%	1.32%	1.37%	1.48%	1.54%

Expenses, excluding expense reductions and expenses reimbursed	1.27%	1.32%	1.37%	1.48%	1.61%

Net investment income	2.16%	2.46%	2.85%	3.69%	3.94%

Supplemental Data:

Net assets, end of year (000)	$7,254,175	$4,608,098	$3,499,490	$1,154,440	$67,249
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%	208.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

252	See Notes to Financial Statements.

Financial Highlights (continued)
SHORT DURATION INCOME FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$4.52	$4.64	$4.57	$3.96	$4.34

Investment operations:
Net investment income(a)	.13	.15	.17	.20	.20
Net realized and unrealized gain (loss)	.18	(.03)	.12	.63	(.37)

Total from investment operations	.31	.12	.29	.83	(.17)

Distributions to shareholders from:
Net investment income	(.19)	(.21)	(.20)	(.22)	(.21)
Net realized gain	–	(.03)	(.02)	–	–

Total distributions	(.19)	(.24)	(.22)	(.22)	(.21)

Net asset value, end of year	$4.64	$4.52	$4.64	$4.57	$3.96

Total Return(b)	7.02%	2.45%	6.48%	21.42%	(4.21)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.49%	.49%	.50%	.58%	.61%

Expenses, including expense reductions and expenses reimbursed	.49%	.49%	.50%	.58%	.61%

Expenses, excluding expense reductions and expenses reimbursed	.49%	.49%	.50%	.58%	.64%

Net investment income	2.93%	3.27%	3.70%	4.55%	4.94%

Supplemental Data:

Net assets, end of year (000)	$7,293,545	$3,853,610	$2,382,845	$499,721	$1,644
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%	208.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	253

Financial Highlights (continued)
SHORT DURATION INCOME FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$4.52	$4.64	$4.57	$3.96	$4.35

Investment operations:
Net investment income(a)	.14	.15	.18	.21	.21
Net realized and unrealized gain (loss)	.18	(.03)	.12	.63	(.37)

Total from investment operations	.32	.12	.30	.84	(.16)

Distributions to shareholders from:
Net investment income	(.20)	(.21)	(.21)	(.23)	(.23)
Net realized gain	–	(.03)	(.02)	–	–

Total distributions	(.20)	(.24)	(.23)	(.23)	(.23)

Net asset value, end of year	$4.64	$4.52	$4.64	$4.57	$3.96

Total Return(b)	7.12%	2.55%	6.59%	21.57%	(3.92)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.39%	.39%	.40%	.49%	.55%

Expenses, including expense reductions and expenses reimbursed	.39%	.39%	.40%	.49%	.54%

Expenses, excluding expense reductions and expenses reimbursed	.39%	.39%	.40%	.49%	.63%

Net investment income	2.99%	3.35%	3.82%	4.66%	4.99%

Supplemental Data:

Net assets, end of year (000)	$1,888,389	$642,022	$252,030	$65,851	$488
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%	208.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

254	See Notes to Financial Statements.

Financial Highlights (continued)
SHORT DURATION INCOME FUND

	Class R2 Shares

	Year Ended 11/30			7/21/2009(a) to 11/30/2009

	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$4.53	$4.64	$4.58	$4.46

Investment operations:
Net investment income(b)	.11	.13	.15	.06
Net realized and unrealized gain (loss)	.18	(.03)	.11	.14

Total from investment operations	.29	.10	.26	.20

Distributions to shareholders from:
Net investment income	(.17)	(.18)	(.18)	(.08)
Net realized gain	–	(.03)	(.02)	–

Total distributions	(.17)	(.21)	(.20)	(.08)

Net asset value, end of period	$4.65	$4.53	$4.64	$4.58

Total Return(c)	6.49%	2.18%	5.73%	4.56	%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.99%	.99%	1.00%	.72	%(e)

Expenses, including expense reductions and expenses reimbursed	.99%	.99%	1.00%	.72	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.99%	.99%	1.00%	.90	%(e)

Net investment income	2.45%	2.78%	3.21%	3.42	%(e)

Supplemental Data:

Net assets, end of period (000)	$10,575	$4,883	$1,613	$256
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%

(a)	Commencement of operations was 7/21/2009 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	255

Financial Highlights (concluded)
SHORT DURATION INCOME FUND

	Class R3 Shares

	Year Ended 11/30			7/21/2009(a) to 11/30/2009

	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$4.53	$4.65	$4.58	$4.46

Investment operations:
Net investment income(b)	.12	.13	.15	.07
Net realized and unrealized gain (loss)	.18	(.03)	.13	.13

Total from investment operations	.30	.10	.28	.20

Distributions to shareholders from:
Net investment income	(.18)	(.19)	(.19)	(.08)
Net realized gain	–	(.03)	(.02)	–

Total distributions	(.18)	(.22)	(.21)	(.08)

Net asset value, end of period	$4.65	$4.53	$4.65	$4.58

Total Return(c)	6.61%	2.09%	6.07%	4.53	%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.88%	.87%	.90%	.98	%(e)

Expenses, including expense reductions and expenses reimbursed	.88%	.87%	.90%	.98	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.88%	.87%	.90%	.99	%(e)

Net investment income	2.53%	2.94%	3.28%	3.95	%(e)

Supplemental Data:

Net assets, end of period (000)	$53,635	$17,885	$12,586	$2,008
Portfolio turnover rate	92.83%	113.45%	143.47%	162.91%

(a)	Commencement of operations was 7/21/2009 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

256	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of twelve funds. This report covers the following six funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes

Lord Abbett Convertible Fund (“Convertible Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett High Yield Fund (“High Yield Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Income Fund (“Income Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, I, R2 and R3
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, B, C, F, I, P, R2 and R3

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Income Fund and Short Duration Income Fund have not issued Class P shares.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a

257

Notes to Financial Statements (continued)

Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

258

Notes to Financial Statements (continued)

(d)

Income Taxes-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Foreign Transactions-The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments, swaps and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Forward Foreign Currency Exchange Contracts-Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations. As of November 30, 2012, Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund had open forward foreign currency exchange contracts.

259

Notes to Financial Statements (continued)

(h)

Futures Contracts-Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of November 30, 2012, Income Fund, Inflation Focused Fund and Short Duration Income Fund had open futures contracts.

(i)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions-Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)

Mortgage Dollar Rolls-Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)

Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(l)

Repurchase Agreements-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

260

Notes to Financial Statements (continued)

(m)

Floating Rate Loans-Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/ depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2012, the following Funds had unfunded loan commitments:

261

Notes to Financial Statements (continued)

Security Name	Fund Name

	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund

Cequel Communications LLC Bridge Term Loan	$–	$7,500,000	$–	$–	$–
Clean Harbors, Inc. Bridge Term Loan	5,000,000	6,500,000	350,000	100,000	4,550,000
Diamond Foods, Inc. Revolver	1,478,299	1,040,867	149,020	23,529	1,885,359
Georgia Gulf Corp. Bridge Term Loan	14,500,000	23,500,000	1,750,000	300,000	21,450,000
Hamilton Sundstrand Industrial Bridge Term Loan	13,000,000	16,250,000	1,175,000	220,000	14,855,000
Leslie’s Poolmart, Inc. New Term Loan B	960,000	–	–	–	–
ROC Finance LLC 18 month Delayed Draw Term Loan B	1,333,333	–	–	–	–
ROC Finance LLC 6 month Delayed Draw Term
Loan B	800,000	–	–	–	–

Total	$37,071,632	$54,790,867	$3,424,020	$643,529	$42,740,359

(n)

Inflation-Linked Derivatives-Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(o)

Credit Default Swaps-Inflation Focused Fund and Short Duration Income Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer,

262

Notes to Financial Statements (continued)

obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps based on CMBX indices, which are comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued daily based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(p)

Fair Value Measurements-Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the

263

Notes to Financial Statements (continued)

risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;

•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing each Fund’s investments carried at fair value:

	Convertible Fund

Investment Type*	Level 1	Level 2	Level 3		Total

Common Stocks	$52,997,792	$–	$–		$52,997,792
Convertible Bonds	–	284,299,256	–		284,299,256
Convertible Preferred Stocks	73,646,861	11,732,748	–		85,379,609
High Yield Corporate Bonds	–	8,438,458	–		8,438,458
Preferred Stock	1,015,600	–	–		1,015,600
Warrant	–	–	–	(1)	– (1)
Repurchase Agreement	–	4,107,173	–		4,107,173

Total	$127,660,253	$308,577,635	$–	(1)	$436,237,888

Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–		$–
Liabilities	–	(55,429)	–		(55,429)

Total	$–	$(55,429)	$–		$(55,429)

(1)	Valued at zero as of November 30, 2012.

264

Notes to Financial Statements (continued)

	Floating Rate Fund

Investment Type*	Level 1		Level 2	Level 3		Total

Corporate Bonds	$–		$208,743,720	$–		$208,743,720
Floating Rate Loans**	–		2,933,877,751	174,509,476		3,108,387,227
Non-Agency Commercial Mortgage-Backed Securities	–		52,019,630	–		52,019,630
Repurchase Agreement	–		136,889,000	–		136,889,000

Total	$–		$3,331,530,101	$174,509,476		$3,506,039,577

Other Financial Instruments

Unfunded Commitments
Assets	$–		$42,093	$–		$42,093
Liabilities	–		(7,447)	–		(7,447)

Total	$–		$34,646	$–		$34,646

	High Yield Fund

Investment Type*	Level 1		Level 2	Level 3		Total

Common Stocks	$37,375,432		$–	$–		$37,375,432
Convertible Bonds	–		19,184,972	–		19,184,972
Convertible Preferred Stocks	4,753,492		–	–		4,753,492
Floating Rate Loans**	–		137,284,995	38,884,594		176,169,589
Foreign Bonds	–		62,272,094	–		62,272,094
Foreign Government Obligations	–		9,497,707	–		9,497,707
High Yield Corporate Bonds	–		1,887,912,299	20,380	(1)	1,887,932,679
Non-Agency Commercial Mortgage-Backed Securities	–		48,785,577	–		48,785,577
Preferred Stocks	13,263,457	(2)	14,085,500	–		27,348,957
Warrant	–		148,660	–		148,660
Repurchase Agreement	–		24,217,268	–		24,217,268

Total	$55,392,381		$2,203,389,072	$38,904,974		$2,297,686,427

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–		$200,720	$–		$200,720
Liabilities	–		(1,073,759)	–		(1,073,759)
Unfunded Commitments
Assets	–		–	–		–
Liabilities	–		(5,554)	–		(5,554)

Total	$–		$(878,593)	$–		$(878,593)

(1)	Corporate Bonds Categorized as Level 3 investments include General Motors Corp. and Washington Mutual Bank.
(2)	Preferred Stocks categorized as Level 1 investments include GMAC Capital Trust I and Texas Capital Bancshares, Inc.

265

Notes to Financial Statements (continued)

	Income Fund

Investment Type*	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$–	$199,355,499	$–	$199,355,499
Corporate Bonds	–	1,689,107,320	–	1,689,107,320
Floating Rate Loans**	–	18,591,957	5,937,028	24,528,985
Foreign Bonds	–	4,467,519	–	4,467,519
Foreign Government Obligations	–	28,046,990	–	28,046,990
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	242,650	–	242,650
Government Sponsored Enterprises Pass-Throughs	–	188,385,968	–	188,385,968
Municipal Bonds	–	17,592,954	–	17,592,954
Non-Agency Commercial Mortgage-Backed Securities	–	111,647,163	–	111,647,163
Repurchase Agreements	–	47,808,178	–	47,808,178

Total	$–	$2,305,246,198	$5,937,028	$2,311,183,226

Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$3,266,692	$–	$3,266,692
Liabilities	–	(2,332,486)	–	(2,332,486)
Futures Contracts
Assets	91,283	–	–	91,283
Liabilities	(989,417)	–	–	(989,417)
Unfunded Commitments
Assets	–	–	–	–
Liabilities	–	(789)	–	(789)

Total	$(898,134)	$933,417	$–	$35,283

	Inflation Focused Fund

Investment Type*	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$–	$43,569,752	$–	$43,569,752
Convertible Bonds	–	1,162,356	–	1,162,356
Corporate Bonds	–	249,472,780	–	249,472,780
Floating Rate Loans**	–	9,848,562	1,213,388	11,061,950
Foreign Bonds	–	1,914,494	–	1,914,494
Foreign Government Obligations	–	3,530,050	–	3,530,050
Government Sponsored Enterprises Bond	–	799,477	–	799,477
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	9,172,032	–	9,172,032
Government Sponsored Enterprises Pass-Throughs	–	38,666,063	–	38,666,063
Non-Agency Commercial Mortgage-Backed Securities	–	119,904,428	–	119,904,428
Commercial Paper	–	5,827,860	–	5,827,860
Repurchase Agreements	–	23,669,133	–	23,669,133

Total	$–	$507,536,987	$1,213,388	$508,750,375

266

Notes to Financial Statements (continued)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Exchange Contracts
Assets	$–	$8,664	$–	$8,664
Liabilities	–	(10,596)	–	(10,596)
Futures Contracts
Assets	20,356	–	–	20,356
Liabilities	(122,598)	–	–	(122,598)
Credit Default Swaps
Assets	–	134,025	–	134,025
Liabilities	–	–	–	–
CPI Swaps
Assets	–	3,055,396	–	3,055,396
Liabilities	–	(1,981,888)	–	(1,981,888)
Unfunded Commitments
Assets	–	–	–	–
Liabilities	–	(124)	–	(124)

Total	$(102,242)	$1,205,477	$–	$1,103,235

	Short Duration Income Fund

Investment Type*	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$–	$2,465,209,856	$–	$2,465,209,856
Convertible Bonds	–	68,801,201	–	68,801,201
Corporate Bonds	–	13,093,104,938	–	13,093,104,938
Floating Rate Loans**	–	549,350,451	81,935,358	631,285,809
Foreign Bonds	–	119,352,028	–	119,352,028
Foreign Government Obligations	–	238,171,514	–	238,171,514
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	736,800,534	–	736,800,534
Government Sponsored Enterprises Pass-Throughs	–	2,167,387,852	–	2,167,387,852
Municipal Bonds	–	63,544,163	–	63,544,163
Non-Agency Commercial Mortgage-Backed Securities	–	7,056,265,881	–	7,056,265,881
Commercial Paper	–	428,474,096	–	428,474,096
Repurchase Agreements	–	574,352,899	–	574,352,899

Total	$–	$27,560,815,413	$81,935,358	$27,642,750,771

267

Notes to Financial Statements (continued)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Exchange Contracts
Assets	$–	$346,363	$–	$346,363
Liabilities	–	(1,310,087)	–	(1,310,087)
Futures Contracts
Assets	1,080,584	–	–	1,080,584
Liabilities	(6,687,083)	–	–	(6,687,083)
Credit Default Swaps
Assets	–	9,511,154	–	9,511,154
Liabilities	–	–	–	–
Unfunded Commitments
Assets	–	–	–	–
Liabilities	–	(9,917)	–	(9,917)

Total	$(5,606,499)	$8,537,513	$–	$2,931,014

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
**

Floating Rate Loans categorized as level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Fund	Convertible Fund		Floating Rate Fund	High Yield Fund

Investment Type	Warrant		Floating Rate Loans	Floating Rate Loans

Balance as of December 1, 2011	$–	(1)	$81,980,032	$12,087,625
Accrued discounts/premiums	–		287,482	(2,038)
Realized gain (loss)	–		281,169	(30,757)
Change in unrealized appreciation/depreciation	–		2,307,597	818,181
Purchases	–		124,908,737	20,143,656
Sales	–		(38,894,723)	1,886,687
Net transfers in or out of Level 3	–		3,639,182	3,981,240

Balance as of November 30, 2012	$–	(1)	$174,509,476	$38,884,594

(1)	Valued at zero as of December 1, 2011 and November 30, 2012, respectively.

Fund	High Yield Fund	Income Fund	Inflation Focused Fund

Investment Type	High Yield Corporate Bonds	Floating Rate Loans	Floating Rate Loans

Balance as of December 1, 2011	$127,500	$–	$–
Accrued discounts/premiums	–	12,663	1,739
Realized gain (loss)	–	492	68
Change in unrealized appreciation/depreciation	(80,769)	(21,590)	(3,499)
Purchases	–	5,871,510	1,189,075
Sales	(61,351)	(25,072)	(3,745)
Net transfers in or out of Level 3	35,000	99,025	29,750

Balance as of November 30, 2012	$20,380	$5,937,028	$1,213,388

268

Notes to Financial Statements (continued)

Fund	Short Duration Income Fund

Investment Type	Floating Rate Loans

Balance as of December 1, 2011	$–
Accrued discounts/premiums	153,620
Realized gain (loss)	5,932
Change in unrealized appreciation/depreciation	(245,400)
Purchases	80,482,537
Sales	(315,056)
Net transfers in or out of Level 3	1,853,725

Balance as of November 30, 2012	$81,935,358

(q)

Disclosures about Derivative Instruments and Hedging Activities-Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2012 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Funds’ returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2012 (as described in note 2(h)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2012 (as described in note 2(n)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps.

Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps for the fiscal year ended November 30, 2012 (as described in note 2(o)) for investment purposes to hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the

269

Notes to Financial Statements (continued)

reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

As of November 30, 2012, Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Funds use derivative instruments:

	Convertible Fund		High Yield Fund

Asset Derivatives	Forward Foreign Currency Exchange Contracts	Fair Value	Forward Foreign Currency Exchange Contracts	Fair Value

Forward Foreign Currency Exchange Contracts(1)	$–	$–	$200,720	$200,720

Total	$–	$–	$200,720	$200,720

Liability Derivatives

Forward Foreign Currency Exchange Contracts(2)	$55,429	$55,429	$1,073,759	$1,073,759

Total	$55,429	$55,429	$1,073,759	$1,073,759

	Income Fund

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Fair Value

Futures Contracts(3)	$91,283	$–	$91,283
Forward Foreign Currency Exchange Contracts(1)	–	3,266,692	3,266,692

Total	$91,283	$3,266,692	$3,357,975

Liability Derivatives

Futures Contracts(3)	$989,417	$–	$989,417
Forward Foreign Currency Exchange Contracts(2)	–	2,332,486	2,332,486

Total	$989,417	$2,332,486	$3,321,903

270

Notes to Financial Statements (continued)

Inflation Focused Fund

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Inflation Linked Contracts	Credit Contracts	Fair Value

Futures Contracts(3)	$20,356	$–	$–	$–	$20,356
Forward Foreign Currency Exchange Contracts(1)	$–	$8,664	$–	$–	$8,664
Credit Default Swaps(4)	$–	$–	$–	$134,025	$134,025
CPI Swaps(5)	$–	$–	$3,055,396		$3,055,396

Total	$20,356	$8,664	$3,055,396	$134,025	$3,218,441

Liability Derivatives

Futures Contracts(3)	$122,598	$–	$–	$–	$122,598
Forward Foreign Currency Exchange Contracts(2)		$10,596			$10,596
CPI Swaps(6)	$–	$–	$1,981,888	$–	$1,981,888

Total	$122,598	$10,596	$1,981,888	$–	$2,115,082

		Short Duration Income Fund

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Credit Contracts	Fair Value

Futures Contracts(3)	$1,080,584	$–	$–	$1,080,584
Forward Foreign Currency Exchange Contracts(1)	–	346,363	–	346,363
Credit Default Swaps(4)	–	–	9,511,154	9,511,154

Total	$1,080,584	$346,363	$9,511,154	$10,938,101

Liability Derivatives

Futures Contracts(3)	$6,687,083	$–	$–	$6,687,083
Forward Foreign Currency Exchange Contracts(2)	–	1,310,087	–	1,310,087

Total	$6,687,083	$1,310,087	$–	$7,997,170

(1)	Statements of Assets & Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)

Statements of Assets & Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(4)

Statements of Assets & Liabilities location: Includes unrealized appreciation of credit default swaps as reported in the Schedule of Investments. Unrealized appreciation comprised of the upfront payment less the swap agreements payable at fair value.

(5)	Statements of Assets & Liabilities location: Unrealized appreciation on CPI swaps.
(6)	Statements of Assets & Liabilities location: Unrealized depreciation on CPI swaps.

271

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended November 30, 2012, were as follows:

	Convertible Fund		High Yield Fund
	Forward Foreign Currency Exchange Contracts	Total	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss)(1)
Futures Contracts	$–	$–	$(2,313,411)	$–	$(2,313,411)
Forward Foreign Currency Exchange Contracts	$–	$–	$–	$5,800,741	$5,800,741
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$–	$–	$–	$–	$–
Forward Foreign Currency Exchange Contracts	$(55,429)	$(55,429)	$–	$(2,473,857)	$(2,473,857)
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	–	–	161	–	161
Forward Foreign Currency Exchange Contracts(4)	$215,984	$215,984	$–	$110,538,381	$110,538,381

	Income Fund

	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss)(1)
Futures Contracts	$(7,290,100)	$–	$(7,290,100)
Forward Foreign Currency Exchange Contracts	$–	$6,307,793	$6,307,793
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$(1,710,788)	$–	$(1,710,788)
Forward Foreign Currency Exchange Contracts	$–	$3,803,823	$3,803,823
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	1,216	–	1,216
Forward Foreign Currency Exchange Contracts(4)	$–	$241,472,104	$241,472,104

272

Notes to Financial Statements (continued)

	Inflation Focused Fund

	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Inflation Linked Contracts	Credit Contracts	Total

Net Realized Gain (Loss)(1)
Futures Contracts	$(596,684)	$–	$–	$–	$(596,684)
Forward Foreign Currency Exchange Contracts	$–	$(21,307)	$–	$–	$(21,307)
Credit Default Swaps	$–	$–	$–	$34,697	$34,697
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$(109,510)	$–	$–	$–	$(109,510)
Forward Foreign Currency Exchange Contracts	$–	$(1,932)	$–	$–	$(1,932)
Credit Default Swaps	$–	$–	$–	$134,025	$134,025
CPI Swaps	$–	$–	$4,319,956	$–	$4,319,956
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	512	–	–	–	512
Forward Foreign Currency Exchange Contracts(4)	$–	$973,051	$–	$–	$973,051
Credit Default Swaps(4)	$–	$–	$–	$2,754,231	$2,754,231
CPI Swaps(4)	$–	$–	$273,384,615	$–	$273,384,615

	Short Duration Income Fund

	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Credit Contracts	Total

Net Realized Gain (Loss)(1)
Futures Contracts	$(42,230,377)	$–	$–	$(42,230,377)
Forward Foreign Currency Exchange Contracts	$–	$2,034,708	$–	$2,034,708
Credit Default Swaps	$–	$–	$3,765,636	$3,765,636
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$(6,367,530)	$–	$–	$(6,367,530)
Forward Foreign Currency Exchange Contracts	$–	$(2,654,351)	$–	$(2,654,351)
Credit Default Swaps	$–	$–	$9,511,154	$9,511,154
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	36,145	–	–	36,145
Forward Foreign Currency Exchange Contracts(4)	$–	$115,774,627	$–	$115,774,627
Credit Default Swaps(4)	$–	$–	$211,434,231	$211,434,231

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2012
(1)	Statements of Operations location: Net realized gain on investments, futures contracts, swaps and foreign currency related transactions.
(2)

Statements of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.

(3)	Amount represents number of contracts.
(4)	Amount represents notional amounts in U.S. dollars.

273

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	First $3 billion	.50%
Next $1 billion	.65%	Over $3 billion	.45%
Over $2 billion	.60%
		Inflation Focused Fund
Floating Rate Fund		First $2 billion	.40%
First $1 billion	.50%	Next $3 billion	.375%
Over $1 billion	.45%	Over $5 billion	.35%

High Yield Fund		Short Duration Income Fund
First $1 billion	.60%	First $1 billion	.35%
Next $1 billion	.55%	Next $1 billion	.30%
Over $2 billion	.50%	Over $2 billion	.25%

For the fiscal year ended November 30, 2012, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Effective Management Fee

Convertible Fund	.64%
Floating Rate Fund	.47%
High Yield Fund	.57%
Income Fund	.43%
Inflation Focused Fund	.39%
Short Duration Income Fund	.26%

Effective December 30, 2011, Lord Abbett voluntarily agreed to waive all or a portion of Convertible Fund’s management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the annual rate of .86%. Lord Abbett may discontinue the voluntary waiver and/or reimbursement or change the level of its voluntary waiver and/or reimbursement at any time.

For the fiscal year ended November 30, 2012 and continuing through March 31, 2013, Lord Abbett contractually agreed to waive all or a portion of High Yield Fund’s management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of ..78%.

Effective April 1, 2012 and continuing through March 31, 2013, Lord Abbett has contractually agreed to waive all or a portion of Income Fund’s management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of .58%.

274

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2012 and continuing through March 31, 2013, Lord Abbett contractually agreed to waive all or a portion of Inflation Focused Fund’s management fee and administrative fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of ..55%.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Convertible Fund, Floating Rate Fund, High Yield Fund and Short Duration Income Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2012, the percentages of Convertible Fund’s, High Yield Fund’s and Short Duration Income Fund’s outstanding shares owned by each Fund of Funds were as follows:

	Underlying Funds

Fund of Funds	Convertible Fund	High Yield Fund	Short Duration Income Fund

Lord Abbett Balanced Strategy Fund	36.95%	12.63%	.20%
Lord Abbett Diversified Income Strategy Fund	19.18%	8.31%	.49%
Lord Abbett Growth & Income Strategy Fund	–	6.45%	.12%
Lord Abbett Global Allocation Fund	–	.89%	–

12b-1 Distribution Plan
Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C (1)	Class F	Class P	Class R2	Class R3

Service	.15%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)

The Rule 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I shares do not have a distribution plan.

275

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

	Distributor Commissions	Dealers’ Concessions

Convertible Fund	$4,536	$28,559
Floating Rate Fund	197,467	1,204,510
High Yield Fund	245,550	1,577,737
Income Fund	354,101	2,211,306
Inflation Focused Fund	78,932	463,477
Short Duration Income Fund	3,792,070	22,844,908

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2012:

	Class A	Class C

Convertible Fund	$16	$5,682
Floating Rate Fund	127,251	123,632
High Yield Fund	60,571	65,895
Income Fund	53,442	52,006
Inflation Focused Fund	7,449	24,353
Short Duration Income Fund	1,394,617	1,674,973

For the fiscal year ended November 30, 2012, two Trustees and certain of the Trust’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2012 and 2011 was as follows:

	Convertible Fund		Floating Rate Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$10,643,349	$10,174,690	$155,621,807	$178,892,591
Net long-term capital gains	–	–	—	4,794,790

Total distributions paid	$10,643,349	$10,174,690	$155,621,807	$183,687,381

276

Notes to Financial Statements (continued)

	High Yield Fund		Income Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$150,913,653	$105,995,876	$80,758,186	$54,797,000
Net long-term capital gains	12,482,112	–	9,822,882	–

Total distributions paid	$163,395,765	$105,995,876	$90,581,068	$54,797,000

	Inflation Focused Fund		Short Duration Income Fund

	Year Ended 11/30/2012	Period Ended 11/30/2011*	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$9,860,885	$2,767,912	$821,811,244	$633,036,217
Net long-term capital gains	–	–	–	2,829,913

Total distributions paid	$9,860,885	$2,767,912	$821,811,244	$635,866,130

*	For the period April, 20, 2011 (commencement of operations) to November 30, 2011.

Subsequent to the funds’ fiscal year ended November 30, 2012, distributions were declared on December 12, 2012 and paid on December 18, 2012 to shareholders of record on December 17, 2012. The approximate amounts were as follows:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Convertible Fund	$3,134,000	$–	$–
High Yield Fund	–	36,862,000	15,202,000
Income Fund	–	20,646,000	15,414,000
Short Duration Income Fund	–	8,500,000	–

As of November 30, 2012, the components of accumulated gain (losses) on a tax-basis were as follows:

	Convertible Fund	Floating Rate Fund	High Yield Fund

Undistributed ordinary income – net	$4,547,057	$232,857	$32,653,440
Undistributed long-term capital gains	–	–	15,198,356

Total undistributed earnings	4,547,057	232,857	47,851,796
Capital loss carryforwards*	(14,300,906)	(10,378,397)	–
Temporary differences	(230,048)	(1,260,321)	(80,072)
Unrealized gains – net	9,657,881	15,483,992	78,993,721

Total accumulated gains (losses) – net	$(326,016)	$4,078,131	$126,765,445

	Income Fund	Inflation Focused Fund	Short Duration Income Fund

Undistributed ordinary income – net	$18,736,106	$65,995	$5,384,800
Undistributed long-term capital gains	15,395,670	–	–

Total undistributed earnings	34,131,776	65,995	5,384,800
Capital loss carryforwards*	–	(1,196,229)	–
Temporary differences	(666,789)	(287,104)	(371,712)
Unrealized gains–net	108,079,437	5,759,391	388,393,989

Total accumulated gains – net	$141,544,424	$4,342,053	$393,407,077

*	As of November 30, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

277

Notes to Financial Statements (continued)

	2017	2018	2019	Indefinite	Total

Convertible Fund	$13,172,324	$–	$–	$1,128,582	$14,300,906
Floating Rate Fund	–	–	10,378,397	–	10,378,397
Inflation Focused Fund	–	–	–	1,196,229	1,196,229

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following funds incurred and will elect to defer post-October capital losses during fiscal 2012 as follows:

Convertible Fund	$192,457
Floating Rate Fund	1,203,624
Inflation Focused Fund	283,649

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Floating Rate Fund	High Yield Fund

Tax cost	$426,580,137	$3,490,590,231	$2,218,709,331

Gross unrealized gain	21,996,586	50,497,835	105,606,079
Gross unrealized loss	(12,338,835)	(35,048,489)	(26,628,983)

Net unrealized security gain	$9,657,751	$15,449,346	$78,977,096

	Income Fund	Inflation Focused Fund	Short Duration Income Fund

Tax cost	$2,203,652,471	$504,198,628	$27,263,897,651

Gross unrealized gain	114,215,322	5,175,079	418,901,554
Gross unrealized loss	(6,684,567)	(623,332)	(40,048,434)

Net unrealized security gain	$107,530,755	$4,551,747	$378,853,120

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Convertible Fund	$1,515,096	$(1,515,096)
High Yield Fund	2,421,023	(2,421,023)
Income Fund	12,745,900	(12,745,900)
Inflation Focused Fund	3,832,577	(3,832,577)
Short Duration Income Fund	250,619,889	(250,619,889)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization and principal paydown gain and losses.

278

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales

Convertible Fund	$–	$459,250,563	$–	$357,290,840
Floating Rate Fund	–	2,708,704,444	–	2,425,605,484
High Yield Fund	–	2,701,895,453	–	2,190,003,818
Income Fund	3,729,592,485	1,805,096,927	3,663,371,684	939,975,234
Inflation Focused Fund	109,015,627	488,987,328	65,204,886	168,151,247
Short Duration Income Fund	6,430,673,047	24,033,069,119	4,635,127,330	14,167,617,392

*	Includes U.S. Government sponsored enterprises securities.

6.	TRUSTEES’ REMUNERATION

For the fiscal year ended November 30, 2012, the Trust’s officers and the two Trustees who were associated with Lord Abbett did not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Funds and certain other funds managed (the “participating funds”) by Lord Abbett entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Funds’ Statements of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2012, there were no loans outstanding pursuant to this Facility, nor was the Facility utilized at any time during the fiscal year ended November 30, 2012.

279

Notes to Financial Statements (continued)

For the period from February 3, 2011 through April 1, 2012, the Convertible Fund, Floating Rate Fund, High Yield Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of Convertible Fund’s, High Yield Fund’s, Income Fund’s, Inflation Focused Fund’s and Short Duration Income Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying

280

Notes to Financial Statements (continued)

asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

Inflation Focused Fund and Short Duration Income Fund may invest in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Inflation Focused Fund, and to a lesser extent Income Fund and Short Duration Income Fund, may invest in inflation-linked investments, such as Treasury Inflation Protected Securities. Such investments may be vulnerable to changes in expectations of inflation or interest rates.

These factors can affect each Fund’s performance.

281

Notes to Financial Statements (continued)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	1,233,378	$13,444,433	5,570,626	$65,327,440
Converted from Class B*	134,100	1,448,566	147,729	1,675,207
Reinvestment of distributions	135,762	1,444,739	224,594	2,575,880
Shares reacquired	(3,340,810)	(35,818,226)	(5,889,490)	(64,776,728)

Increase (decrease)	(1,837,570)	$(19,480,488)	53,459	$4,801,799

Class B Shares

Shares sold	5,525	$59,343	31,349	$368,036
Reinvestment of distributions	5,488	57,797	10,994	126,095
Shares reacquired	(103,643)	(1,117,964)	(181,445)	(2,047,619)
Converted to Class A*	(134,486)	(1,448,566)	(148,202)	(1,675,207)

Decrease	(227,116)	$(2,449,390)	(287,304)	$(3,228,695)

Class C Shares

Shares sold	383,086	$4,132,922	1,366,230	$16,032,399
Reinvestment of distributions	67,027	707,790	89,383	1,018,413
Shares reacquired	(1,462,836)	(15,738,375)	(1,580,199)	(17,605,374)

Decrease	(1,012,723)	$(10,897,663)	(124,586)	$(554,562)

Class F Shares

Shares sold	1,561,579	$16,691,462	4,697,352	$55,544,770
Reinvestment of distributions	71,777	765,135	85,223	982,247
Shares reacquired	(1,702,443)	(18,220,800)	(4,240,563)	(47,176,451)

Increase (decrease)	(69,087)	$(764,203)	542,012	$9,350,566

Class I Shares

Shares sold	12,799,144	$137,177,087	10,432,017	$110,194,534
Reinvestment of distributions	625,722	6,720,657	295,785	3,354,644
Shares reacquired	(2,351,898)	(25,937,369)	(4,707,138)	(52,471,701)

Increase	11,072,968	$117,960,375	6,020,664	$61,077,477

Class P Shares

Shares sold	413	$4,528	467	$5,292
Reinvestment of distributions	61	659	79	912
Shares reacquired	(435)	(4,800)	(6,302)	(75,860)

Increase (decrease)	39	$387	(5,756)	$(69,656)

282

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	4,499	$49,016	7,100	$82,345
Reinvestment of distributions	22	238	26	308
Shares reacquired	(1,524)	(16,349)	(3,949)	(42,949)

Increase	2,997	$32,905	3,177	$39,704

Class R3 Shares

Shares sold	32,062	$344,198	49,459	$584,139
Reinvestment of distributions	1,896	20,106	2,033	23,180
Shares reacquired	(23,234)	(252,408)	(53,005)	(630,681)

Increase (decrease)	10,724	$111,896	(1,513)	$(23,362)

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Floating Rate Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	66,522,159	$615,366,188	127,491,073	$1,192,237,331
Reinvestment of distributions	5,719,984	52,914,293	6,389,472	59,010,194
Shares reacquired	(50,350,429)	(462,732,855)	(123,977,009)	(1,129,283,699)

Increase	21,891,714	$205,547,626	9,903,536	$121,963,826

Class C Shares

Shares sold	22,993,012	$213,361,135	59,741,974	$559,539,061
Reinvestment of distributions	3,156,924	29,208,069	3,086,344	28,466,095
Shares reacquired	(22,816,322)	(210,380,341)	(38,647,470)	(350,880,301)

Increase	3,333,614	$32,188,863	24,180,848	$237,124,855

Class F Shares

Shares sold	51,785,836	$478,195,588	91,093,891	$850,677,054
Reinvestment of distributions	3,208,064	29,642,935	3,291,369	30,364,026
Shares reacquired	(35,722,085)	(328,868,121)	(86,600,351)	(791,530,752)

Increase	19,271,815	$178,970,402	7,784,909	$89,510,328

Class I Shares

Shares sold	21,181,587	$195,482,118	27,366,538	$249,974,134
Reinvestment of distributions	722,366	6,706,996	1,038,603	9,570,354
Shares reacquired	(24,264,520)	(221,403,955)	(18,581,594)	(167,959,600)

Increase (decrease)	(2,360,567)	$(19,214,841)	9,823,547	$91,584,888

Class R2 Shares

Shares sold	42,877	$393,213	72,319	$677,735
Reinvestment of distributions	1,138	10,550	1,909	17,854
Shares reacquired	(16,317)	(149,471)	(66,400)	(618,467)

Increase	27,698	$254,292	7,828	$77,122

283

Notes to Financial Statements (continued)

Floating Rate Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R3 Shares	Shares	Amount	Shares	Amount

Shares sold	209,791	$1,945,531	123,629	$1,151,045
Reinvestment of distributions	8,811	81,585	5,082	46,566
Shares reacquired	(70,986)	(655,517)	(41,300)	(369,806)

Increase	147,616	$1,371,599	87,411	$827,805

High Yield Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares

Shares sold	65,117,977	$498,624,888	56,206,939	$429,202,131
Converted from Class B*	256,751	1,977,923	528,086	4,121,773
Reinvestment of distributions	5,585,762	43,064,067	3,412,852	26,403,919
Shares reacquired	(44,177,499)	(339,946,540)	(43,068,262)	(331,309,736)

Increase	26,782,991	$203,720,338	17,079,615	$128,418,087

Class B Shares

Shares sold	142,347	$1,087,030	148,422	$1,136,467
Reinvestment of distributions	137,742	1,054,101	147,545	1,138,521
Shares reacquired	(368,880)	(2,831,236)	(719,368)	(5,561,436)
Converted to Class A*	(257,766)	(1,977,923)	(530,126)	(4,121,773)

Decrease	(346,557)	$(2,668,028)	(953,527)	$(7,408,221)

Class C Shares

Shares sold	17,203,549	$131,792,770	12,057,012	$92,314,529
Reinvestment of distributions	1,587,060	12,179,338	951,164	7,303,087
Shares reacquired	(6,572,759)	(50,540,783)	(5,771,820)	(44,114,242)

Increase	12,217,850	$93,431,325	7,236,356	$55,503,374

Class F Shares

Shares sold	31,939,311	$244,268,099	24,371,596	$187,679,495
Reinvestment of distributions	2,176,086	16,765,698	1,024,123	7,872,925
Shares reacquired	(19,580,277)	(151,045,075)	(12,770,776)	(97,861,571)

Increase	14,535,120	$109,988,722	12,624,943	$97,690,849

Class I Shares

Shares sold	50,421,790	$385,223,130	39,750,511	$302,499,596
Reinvestment of distributions	7,836,749	60,628,735	5,295,066	41,087,693
Shares reacquired	(44,701,602)	(346,713,478)	(21,483,128)	(164,066,400)

Increase	13,556,937	$99,138,387	23,562,449	$179,520,889

Class P Shares

Shares sold	36,352	$283,658	48,678	$383,162
Reinvestment of distributions	11,750	91,664	10,023	78,383
Shares reacquired	(21,125)	(165,758)	(32,171)	(246,840)

Increase	26,977	$209,564	26,530	$214,705

284

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	324,329	$2,515,268	310,822	$2,423,768
Reinvestment of distributions	2,303	17,812	1,611	12,455
Shares reacquired	(301,504)	(2,349,272)	(155,739)	(1,206,056)

Increase	25,128	$183,808	156,694	$1,230,167

Class R3 Shares

Shares sold	1,486,655	$11,592,143	1,649,845	$12,858,979
Reinvestment of distributions	172,052	1,332,655	102,940	796,629
Shares reacquired	(938,749)	(7,298,263)	(760,808)	(5,958,989)

Increase	719,958	$5,626,535	991,977	$7,696,619

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Income Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	168,295,472	$496,623,416	87,605,903	$252,433,351
Converted from Class B*	616,697	1,814,450	1,253,434	3,596,537
Reinvestment of distributions	15,649,508	46,098,870	10,308,618	29,652,075
Shares reacquired	(73,912,006)	(218,068,058)	(68,215,605)	(195,924,056)

Increase	110,649,671	$326,468,678	30,952,350	$89,757,907

Class B Shares

Shares sold	644,919	$1,904,818	635,094	$1,826,963
Reinvestment of distributions	222,454	652,903	228,900	658,831
Shares reacquired	(1,115,372)	(3,271,055)	(1,524,729)	(4,380,636)
Converted to Class A*	(616,384)	(1,814,450)	(1,251,659)	(3,596,537)

Decrease	(864,383)	$(2,527,784)	(1,912,394)	$(5,491,379)

Class C Shares

Shares sold	61,210,268	$181,295,587	29,770,800	$86,095,085
Reinvestment of distributions	3,315,550	9,813,765	1,787,101	5,159,397
Shares reacquired	(15,444,228)	(45,745,287)	(16,021,443)	(46,134,781)

Increase	49,081,590	$145,364,065	15,536,458	$45,119,701

Class F Shares

Shares sold	128,878,855	$379,417,471	66,101,751	$190,470,646
Reinvestment of distributions	4,032,399	11,902,747	1,441,333	4,144,068
Shares reacquired	(48,900,678)	(143,967,441)	(32,478,785)	(93,194,782)

Increase	84,010,576	$247,352,777	35,064,299	$101,419,932

Class I Shares

Shares sold	16,731,749	$49,734,811	19,351,708	$55,376,800
Reinvestment of distributions	439,583	1,308,284	180,996	518,697
Shares reacquired	(6,965,031)	(20,562,275)	(9,569,438)	(27,343,516)

Increase	10,206,301	$30,480,820	9,963,266	$28,551,981

285

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	416,024	$1,238,736	393,665	$1,138,875
Reinvestment of distributions	3,158	9,501	314	910
Shares reacquired	(122,025)	(358,966)	(288,786)	(840,103)

Increase	297,157	$889,271	105,193	$299,682

Class R3 Shares
Shares sold	4,528,451	$13,487,821	1,228,312	$3,545,703
Reinvestment of distributions	124,565	370,593	36,807	106,342
Shares reacquired	(893,545)	(2,649,915)	(596,898)	(1,710,599)

Increase	3,759,471	$11,208,499	668,221	$1,941,446

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Inflation Focused Fund	Year Ended November 30, 2012		Period Ended November 30, 2011†

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	15,735,919	$231,183,106	9,850,165	$146,384,242
Reinvestment of distributions	356,573	5,223,438	107,740	1,551,034
Shares reacquired	(4,765,860)	(69,468,858)	(2,850,943)	(41,330,135)

Increase	11,326,632	$166,937,686	7,106,962	$106,605,141

Class C Shares

Shares sold	4,003,327	$58,977,649	1,277,488	$18,862,424
Reinvestment of distributions	53,456	785,320	10,613	152,784
Shares reacquired	(533,000)	(7,796,165)	(86,072)	(1,237,001)

Increase	3,523,783	$51,966,804	1,202,029	$17,778,207

Class F Shares

Shares sold	10,968,867	$161,375,329	1,422,755	$21,103,434
Reinvestment of distributions	132,258	1,943,633	7,642	110,147
Shares reacquired	(1,880,058)	(27,485,592)	(374,158)	(5,363,934)

Increase	9,221,067	$135,833,370	1,056,239	$15,849,647

Class I Shares

Shares sold	705,665	$10,410,963	85,213	$1,259,526
Reinvestment of distributions	4,961	72,719	981	14,215
Shares reacquired	(184,654)	(2,742,322)	(5,150)	(75,714)

Increase	525,972	$7,741,360	81,044	$1,198,027

Class R2 Shares

Shares sold	1,194	$18,023	671	$10,065
Reinvestment of distributions	36	531	15	222

Increase	1,230	$18,554	686	$10,287

Class R3 Shares

Shares sold	1,446	$21,356	671.003	$10,065
Reinvestment of distributions	37	553	15.655	228
Shares reacquired	(300)	(4,463)	–	–

Increase	1,183	$17,446	686.658	$10,293

†          For the period April 20, 2011 (commencement of operations) to November 30, 2011.

286

Notes to Financial Statements (concluded)

Short Duration Income Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	1,413,609,115	$6,509,575,986	963,508,143	$4,417,066,040
Converted from Class B*	679,110	3,123,457	742,769	3,394,281
Reinvestment of distributions	65,576,431	302,104,044	51,459,248	235,775,074
Shares reacquired	(636,634,076)	(2,926,088,256)	(568,429,848)	(2,604,875,334)

Increase	843,230,580	$3,888,715,231	447,280,312	$2,051,360,061

Class B Shares	Shares	Amount	Shares	Amount

Shares sold	891,671	$4,112,324	1,341,907	$6,169,161
Reinvestment of distributions	216,584	998,681	300,411	1,379,871
Shares reacquired	(1,610,238)	(7,425,745)	(2,172,366)	(9,983,267)
Converted to Class A*	(678,257)	(3,123,457)	(741,408)	(3,394,281)

Decrease	(1,180,240)	$(5,438,197)	(1,271,456)	$(5,828,516)

Class C Shares

Shares sold	732,558,749	$3,394,548,998	446,914,768	$2,062,065,357
Reinvestment of distributions	31,995,983	148,318,295	25,817,435	119,058,785
Shares reacquired	(224,715,467)	(1,040,493,584)	(210,273,015)	(969,895,826)

Increase	539,839,265	$2,502,373,709	262,459,188	$1,211,228,316

Class F Shares

Shares sold	1,167,184,457	$5,367,416,193	723,848,372	$3,317,146,828
Reinvestment of distributions	31,200,208	143,710,592	19,185,059	87,788,801
Shares reacquired	(479,479,976)	(2,204,806,428)	(404,739,095)	(1,852,234,404)

Increase	718,904,689	$3,306,320,357	338,294,336	$1,552,701,225

Class I Shares

Shares sold	371,332,068	$1,709,447,600	128,861,181	$588,862,571
Reinvestment of distributions	7,730,516	35,647,345	3,157,800	14,441,913
Shares reacquired	(114,274,955)	(525,116,886)	(44,393,164)	(202,919,756)

Increase	264,787,629	$1,219,978,059	87,625,817	$400,384,728

Class R2 Shares

Shares sold	1,644,655	$7,594,823	1,089,056	$5,005,687
Reinvestment of distributions	15,879	73,165	10,114	46,250
Shares reacquired	(463,726)	(2,141,277)	(368,210)	(1,692,804)

Increase	1,196,808	$5,526,711	730,960	$3,359,133

Class R3 Shares

Shares sold	11,568,551	$53,308,635	6,019,974	$27,607,860
Reinvestment of distributions	274,631	1,268,670	112,027	513,372
Shares reacquired	(4,259,363)	(19,652,177)	(4,893,231)	(22,438,137)

Increase	7,583,819	$34,925,128	1,238,770	$5,683,095

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

287

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund and Lord Abbett Short Duration Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund and Lord Abbett Short Duration Income Fund (collectively, the “Funds”), six of the twelve portfolios constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

288

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

The following Trustee is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

289

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010).

Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of
Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009– 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009–2011).

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

290

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005–2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

291

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Francis T. Timons (1969)	Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003–2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

292

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and the qualified dividend income (QDI) for individual shareholders.

Fund Name		DRD	QDI

Convertible Fund		20.82%	21.23%
High Yield Fund		.62%	.62%

For foreign shareholders, the percentages below reflect the portion of ordinary income distributions that represent interest-related dividends:

Fund Name

Convertible Fund	66.83%
Floating Rate Fund	100%
High Yield Fund	100%
Income Fund	100%
Inflation Focused Fund	100%
Short Duration Income Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2012, the following amounts represent long-term capital gains:

Fund Name

High Yield Fund	$12,482,112
Income Fund	9,822,882

293

Lord Abbett Investment Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Convertible Fund
Lord Abbett Floating Rate Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund	LAIT-2-1112
Lord Abbett Short Duration Income Fund	(01/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

For the fiscal year ended November 30, 2012

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund Annual Report
For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Balanced Strategy Fund

For the fiscal year ended November 30, 2012, the Fund returned 12.75%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 40% Russell 1000® Index1/35% Barclays U.S. Aggregate Bond Index2/15% BofA Merrill Lynch High Yield Master II Constrained Index3/10% MSCI EAFE Index with Gross Dividends4 which returned 12.31% over the same period.

          For the 12-month period, domestic equities (as represented by the S&P 500® Index5) outperformed fixed income (as represented by the Barclays U.S. Aggregate Bond Index2). Furthermore, domestic equities outperformed international equities (as represented by the MSCI EAFE Index with Gross Dividends4). High-yield corporates (as represented by the BofA Merrill Lynch High Yield Master II Constrained Index3) outperformed investment-grade corporates (as represented by the Barclays Credit Bond Index6).

          The Fund’s significant overweight to stocks relative to its benchmark contributed to performance as this asset class outperformed bonds for the period. The Fund’s exposure to mid cap growth equities detracted from performance as

1

this asset class underperformed mid cap value equities for the period.

          The international dividend equity strategy outperformed its underlying index, but like international stocks generally, it underperformed the Fund’s benchmark. Within this asset class, strong stock selection within the information technology and utilities sectors contributed to relative performance. Each of two domestic mid cap value equity strategies underperformed its underlying index. One of them detracted from the performance relative to the Fund’s index. The other, however, contributed to relative performance. Within the underperforming mid cap value strategy, stock selection within the energy and industrials sectors detracted from relative performance.

Diversified Equity Strategy Fund

For the fiscal year ended November 30, 2012, the Fund returned 10.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 85% Russell 3000® Index7/15% MSCI EAFE Index with Gross Dividends4, which returned 15.58% over the same period.

          For the 12-month period, domestic equity markets (as represented by the S&P 500® Index5) outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). Furthermore, value stocks (as represented by the Russell 3000® Value Index8) outperformed growth stocks (as represented by the Russell 3000® Growth Index9), while large-cap stocks (as represented by the Russell 1000® Index1) outperformed small-cap stocks (as represented by the Russell 2000® Index10) for the period.

          Detracting from Fund performance was exposure to the domestic small to mid cap value category as this investment strategy underperformed its index. Within this asset class, stock selection within the financials and consumer discretionary sectors hurt the Fund’s relative performance. Contributing to Fund performance was exposure to international small cap equities as this investment strategy outperformed its index. Within this asset class, strong stock selection in the financials sector and an underweight in the materials sector buoyed performance.

          The Fund’s overweight exposure to international large cap equities detracted from performance as international equities performance lagged domestic equities for the period. The Fund’s significant exposure to domestic large cap equities contributed to performance as this asset class was among the best performing for the period.

Diversified Income Strategy Fund

For the fiscal year ended November 30, 2012, the Fund returned 11.98%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 50% Barclays U.S. Aggregate Bond Index2/25% BofA Merrill Lynch High Yield Master II Constrained Index3/15% Russell

2

1000® Index1/10% MSCI EAFE Index with Gross Dividends[4] which returned 10.72% over the same period.

          For the 12-month period, domestic equity markets (as represented by the S&P 500® Index5) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index2). Furthermore, domestic equity markets outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Master II Constrained Index3) outperformed higher-quality fixed income.

          The high-yield bond strategy’s outperformance versus its underlying index was a significant contributor. Within this asset class, an underweight to ‘BB’ rated credits aided relative Fund performance as ‘BB’ rated credits underperformed the high yield market. Each of the two domestic mid cap value strategies outperformed the Fund’s benchmark even though one strategy underperformed its underlying index. In that mid cap value strategy, stock selection within the energy and industrials sectors detracted from relative performance.

          The Fund’s overweight to credit-sensitive fixed income contributed to performance as this asset class outperformed interest rate-sensitive fixed income securities for the period. The Fund’s overweight to convertible securities detracted from the performance that the Fund would have experienced had it instead invested in other credit sensitive bond strategies.

Growth & Income Strategy Fund

For the fiscal year ended November 30, 2012, the Fund returned 12.63%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 55% Russell 1000® Index1/20% Barclays U.S. Aggregate Bond Index2/15% MSCI EAFE Index with Gross Dividends4/10% BofA Merrill Lynch High Yield Master II Constrained Index3, which returned 13.76% over the same period.

          For the 12-month period, domestic equity markets (as represented by the S&P 500® Index5) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index2). Furthermore, domestic equity markets outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). In addition, large cap stocks (as represented by the Russell 1000® Index1) outperformed small cap stocks (as represented by the Russell 2000® Index10).

          Although each of two domestic mid cap value equity strategies underperformed its underlying index, one of them underperformed the Fund’s index as well which detracted from performance. Within that detracting mid cap value strategy, stock selection within the energy and industrials sectors detracted from relative performance. The international dividend

3

equity strategy outperformed its underlying index, but like international stocks generally, it underperformed the Fund’s benchmark. Within this asset class, strong stock selection within the information technology and utilities sectors contributed to relative performance.

          The Fund’s significant overweight to stocks contributed to performance as this asset class outperformed bonds for the period. The Fund’s overweight to short duration fixed income detracted from performance as this asset class underperformed for the period.

          Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

2  The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

3  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BB-/Baa3, but are not in default. The BofA Merrill Lynch High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

4  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index is calculated with both gross and net dividends. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI EAFE Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

5  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

6  The Barclays Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, and investment-grade corporate debt. Issues are rated at least Baa by Moody’s or BBB by Standard & Poor’s, if unrated by Moody’s. Collateralized mortgage obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

7  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

8  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

9  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies

4

with higher price-to-book ratios and higher forecasted growth values.

10  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, each of the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Balanced Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 60% Russell 3000® Index/40% Barclays U.S. Universal Index, the Russell 3000® Index, the 40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index/10% MSCI EAFE Index with Gross Dividends, and the Lipper Mixed-Asset Target Allocation Moderate Average, assuming reinvestment of all dividends and distributions. Because the Fund believes that the 40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index/10% MSCI EAFE Index with Gross Dividends and the Lipper Mixed-Asset Target Allocation Moderate Average more accurately reflect the Fund’s investment strategies than the 60% Russell 3000® Index/40% Barclays U.S. Universal Index and the Russell 3000® Index, the Fund is adding them to this annual report and will delete the Russell 3000® Index and the 60% Russell 3000® Index/40% Barclays U.S. Universal Index from its next annual report. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

6

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A4	6.22%	1.42%	5.72%	–
Class B5	6.79%	1.60%	5.81%	–
Class C6	10.86%	1.94%	5.66%	–
Class F7	12.80%	2.84%	–	2.54%
Class I8	12.92%	2.93%	–	5.47%
Class P9	12.44%	2.49%	–	6.62%
Class R2[10]	12.37%	2.61%	–	2.30%
Class R3[11]	12.39%	2.43%	–	2.13%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.
[3] Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

[4]  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[5] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[6] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[7] Class F shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.
[8] Class I shares commenced operations and performance for the Class began on October 19, 2004. Performance is at net asset value.
[9] Class P shares commenced operations and performance for the Class began on December 31, 2002. Performance is at net asset value.
[10] Class R2 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.
[11] Class R3 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

7

Diversified Equity Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 3000® Index/15% MSCI EAFE® Index with Gross Dividends, the 85% Russell 3000® Index/15% MSCI EAFE® Index with Net Dividends, the Russell 3000® Index, the MSCI EAFE® Index with Gross Dividends and the MSCI EAFE® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

8

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	Life of Class
Class A3	4.04%	-0.85%	2.70%
Class B4	4.62%	-0.73%	2.97%
Class C5	8.63%	-0.34%	2.98%
Class F6	10.54%	0.54%	0.24%
Class I7	10.64%	0.64%	3.99%
Class P8	10.17%	0.19%	3.52%
Class R2[9]	9.99%	0.34%	0.05%
Class R3[10]	10.15%	0.16%	-0.13%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3]  Class A shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4]  Class B shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

[5]  Class C shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.
[8] Class P shares commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9

Diversified Income Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 45% BofA Merrill Lynch High Yield Master II Constrained Index/40% Barclays U.S. Universal Index/15% Russell 1000® Index, the Russell 1000® Index, the BofA Merrill Lynch High Yield Master II Constrained Index, the Barclays U.S. Universal Index, the 50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch High Yield Master II Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends, and the Lipper Mixed-Asset Target Allocation Conservative Average, assuming reinvestment of all dividends and distributions. Because the Fund believes that the 50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch High Yield Master II Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends and the Lipper Mixed-Asset Target Allocation Conservative Average more accurately reflect the Fund’s investment strategies than the Russell 1000® Index, the BofA Merrill Lynch High Yield Master II Constrained Index, the Barclays U.S. Universal Index, and the 45% BofA Merrill Lynch High Yield Master II Constrained Index/40% Barclays U.S. Universal Index/15% Russell 1000® Index, the Fund is adding them to this annual report and will delete the Russell 1000® Index, the BofA Merrill Lynch High Yield Master II Constrained Index, the Barclays U.S. Universal Index, and the 45% BofA Merrill Lynch High Yield Master II Constrained Index/40% Barclays U.S. Universal Index/15% Russell 1000® Index from its next annual report. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

10

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	Life of Class
Class A4	5.58%	4.32%	4.86%
Class B5	6.16%	4.53%	5.00%
Class C6	10.11%	4.87%	5.01%
Class F7	12.07%	5.80%	5.34%
Class I8	12.15%	5.89%	6.04%
Class P9	11.70%	5.45%	5.65%
Class R2[10]	11.54%	5.62%	5.16%
Class R3[11]	11.63%	5.38%	4.93%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.
[3] Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

[4]  Class A shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[5]  Class B shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

[6]  Class C shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[7] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[8] Class I shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.
[9] Class P shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.
[10] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[11] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

11

Growth & Income Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE® Index with Gross Dividends, the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE® Index with Net Dividends, the MSCI EAFE® Index with Gross Dividends, the MSCI EAFE® Index with Net Dividends, the Russell 3000® Index, the 55% Russell 1000 Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch High Yield Master II Constrained Index, and the Lipper Mixed-Asset Target Allocation Growth Average, assuming reinvestment of all dividends and distributions. Because the Fund believes that the 55% Russell 1000 Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch High Yield Master II Constrained Index and the Lipper Mixed-Asset Target Allocation Growth Average more accurately reflect the Fund’s investment strategies than the Russell 3000® Index, the MSCI EAFE Index with Gross Dividends, the MSCI EAFE Index with Net Dividends, the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE Index with Gross Dividends and the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE Index with Net Dividends, the Fund is adding them to this annual report and will delete the Russell 3000® Index, the MSCI EAFE Index with Gross Dividends, the MSCI EAFE Index with Net Dividends, the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE Index with Gross Dividends, and the 55% Russell 3000® Index/30% Barclays U.S. Universal Index/15% MSCI EAFE Index with Net Dividends from its next annual report. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

12

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	Life of Class
Class A4	6.17%	0.80%	4.20%
Class B5	6.79%	0.96%	4.33%
Class C6	10.77%	1.30%	4.34%
Class F7	12.79%	2.19%	1.82%
Class I8	12.92%	2.31%	5.37%
Class P9	12.42%	1.89%	4.95%
Class R2[10]	12.26%	1.95%	1.57%
Class R3[11]	12.32%	1.81%	1.44%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.
[3] Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

[4]  Class A shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[5]  Class B shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

[6]  Class C shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[7] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[8] Class I shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.
[9] Class P shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.
[10] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[11] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

13

Expense Example

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/12 – 11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

14

Balanced Strategy Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A
Actual	$1,000.00	$1,100.50	$1.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.50	$1.52
Class B
Actual	$1,000.00	$1,096.40	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.30
Class C
Actual	$1,000.00	$1,096.90	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.20
Class F
Actual	$1,000.00	$1,101.40	$0.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.76
Class I
Actual	$1,000.00	$1,101.90	$0.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.25
Class P
Actual	$1,000.00	$1,099.70	$2.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.50	$2.53
Class R2
Actual	$1,000.00	$1,099.10	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.29
Class R3
Actual	$1,000.00	$1,099.40	$2.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.73

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.30% for Class A, 1.05% for Class B, 1.03% for Class C, 0.15% for Class F, 0.05% for Class I, 0.50% for Class P, 0.65% for Class R2 and 0.54% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

# Does not include expenses of the Underlying Funds in which Balanced Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation
November 30, 2012

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	13.98%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	1.44%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	7.17%
Lord Abbett Investment Trust-Convertible Fund-Class I	11.35%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	9.69%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	1.02%
Lord Abbett Investment Trust-High Yield Fund-Class I	20.42%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	15.38%
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I	15.71%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	3.84%
100.00%

*	Represents percent of total investments.

15

Diversified Equity Strategy Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A
Actual	$1,000.00	$1,089.60	$1.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.76	$1.26
Class B
Actual	$1,000.00	$1,086.10	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.05
Class C
Actual	$1,000.00	$1,086.20	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$4.90
Class F
Actual	$1,000.00	$1,090.30	$0.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.50	$0.51
Class I
Actual	$1,000.00	$1,091.00	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.00	$0.00
Class P
Actual	$1,000.00	$1,088.30	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.75	$2.28
Class R2
Actual	$1,000.00	$1,087.80	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.03
Class R3
Actual	$1,000.00	$1,088.90	$2.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.53

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Class B, 0.97% for Class C, 0.10% for Class F, 0.00% for Class I, 0.45% for Class P, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

# Does not include expenses of Underlying Funds in which Diversified Equity Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation
November 30, 2012

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	14.99%
Lord Abbett Research Fund, Inc.-Classic Stock Fund-Class I	20.01%
Lord Abbett Developing Growth Fund, Inc.-Class I	4.91%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	10.02%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	10.02%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	12.03%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	8.02%
Lord Abbett Stock Appreciation Fund-Class I	9.94%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	10.06%
100.00%

*	Represents percent of total investments.

16

Diversified Income Strategy Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A
Actual	$1,000.00	$1,083.90	$1.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.50	$1.52
Class B
Actual	$1,000.00	$1,079.60	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.30
Class C
Actual	$1,000.00	$1,079.70	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.77	$5.30
Class F
Actual	$1,000.00	$1,084.00	$0.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.76
Class I
Actual	$1,000.00	$1,084.90	$0.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.25
Class P
Actual	$1,000.00	$1,082.60	$2.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.57	$2.48
Class R2
Actual	$1,000.00	$1,081.90	$3.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.77	$3.29
Class R3
Actual	$1,000.00	$1,082.60	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.73

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.30% for Class A, 1.05% for Classes B and C, 0.15% for Class F, 0.05% for Class I, 0.49% for Class P, 0.65% for Class R2 and 0.54% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

# Does not include expenses of the Underlying Funds in which Diversified Income Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation
November 30, 2012

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	1.99%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	0.98%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	0.76%
Lord Abbett Investment Trust-Convertible Fund-Class I	13.12%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	10.93%
Lord Abbett Investment Trust-High Yield Fund-Class I	29.92%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	10.67%
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I	10.15%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	21.39%
Short-Term Investment	0.09%
100.00%

*	Represents percent of total investments.

17

Growth & Income Strategy Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A
Actual	$1,000.00	$1,105.20	$1.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.50	$1.52
Class B
Actual	$1,000.00	$1,101.00	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.30
Class C
Actual	$1,000.00	$1,100.50	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.20
Class F
Actual	$1,000.00	$1,106.10	$0.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.76
Class I
Actual	$1,000.00	$1,106.80	$0.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.25
Class P
Actual	$1,000.00	$1,104.30	$2.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.55	$2.48
Class R2
Actual	$1,000.00	$1,103.80	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.75	$3.29
Class R3
Actual	$1,000.00	$1,104.20	$2.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.73

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.30% for Class A, 1.05% for Class B, 1.03% for Class C, 0.15% for Class F, 0.05% for Class I, 0.49% for Class P, 0.65% for Class R2 and 0.54% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

# Does not include expenses of the Underlying Funds in which Growth & Income Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation
November 30, 2012

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	6.35%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	5.68%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	5.78%
Lord Abbett Research Fund, Inc.-Classic Stock Fund-Class I	10.32%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	1.00%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	0.65%
Lord Abbett Investment Trust-High Yield Fund-Class I	19.64%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	21.58%
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I	20.19%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	4.27%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	4.54%
100.00%

*	Represents percent of total investments.

18

Schedule of Investments
BALANCED STRATEGY FUND November 30, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a) 100.06%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	16,733,329	$198,290

Lord Abbett Equity Trust- Calibrated Large Cap Value Fund-Class I(c)	1,170,458	20,401

Lord Abbett Equity Trust- Calibrated Mid Cap Value Fund-Class I(c)	6,049,385	101,630

Lord Abbett Investment Trust-Convertible Fund-Class I(d)	14,422,788	160,958

Lord Abbett Global Fund, Inc.- Emerging Markets Currency Fund-Class I(e)	20,976,493	137,396

Lord Abbett Research Fund, Inc.-Growth Opportunities Fund- Class I*(f)	709,497	14,459

Lord Abbett Investment Trust-High Yield Fund- Class I(g)	36,296,574	289,647

Lord Abbett Securities Trust-International Dividend Income Fund- Class I(h)	27,361,815	218,074

Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I(i)	12,692,230	222,749

Lord Abbett Investment Trust-Short Duration Income Fund-Class I(j)	11,751,292	54,526

Total Investments in Underlying Funds (cost $1,345,927,417)		1,418,130

Liabilities in Excess of Cash and Other Assets (0.06)%		(862)

Net Assets 100.00%		$1,417,268

*	Non-income producing security.
(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is capital appreciation.
(g)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(h)	Fund investment objective is to seek a high level of total return.
(i)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.

See Notes to Financial Statements.	19

Schedule of Investments
DIVERSIFIED EQUITY STRATEGY FUND November 30, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a) 99.95%

Lord Abbett Affiliated Fund, Inc.-Class I(b)	2,274,554	$26,953

Lord Abbett Research Fund, Inc.-Classic Stock Fund-Class I(c)	1,172,259	35,965

Lord Abbett Developing Growth Fund, Inc.-Class I*(d)	417,049	8,829

Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(b)	1,385,875	18,003

Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	883,512	18,006

Lord Abbett Securities Trust-International Core Equity Fund-Class I(f)	1,841,857	21,623

Lord Abbett Securities Trust-International Opportunities Fund- Class I(g)	1,071,332	14,420

Lord Abbett Stock Appreciation Fund- Class I*(h)	2,840,941	17,870

Lord Abbett Securities Trust-Value Opportunities Fund-Class I*(g)	1,098,101	18,075

Total Investments in Underlying Funds (cost $151,231,316)		179,744

Other Assets in Excess of Liabilities 0.05%		97

Net Assets 100.00%		$179,841

*	Non-income producing security.
(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
(d)

Fund investment objective is to seek long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term capital appreciation.
(h)	Fund investment objective is long-term capital growth.

20	See Notes to Financial Statements.

Schedule of Investments
DIVERSIFIED INCOME STRATEGY FUND November 30, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a) 99.69%

Lord Abbett Affiliated Fund, Inc.-Class I(b)	1,069,102	$12,669

Lord Abbett Equity Trust- Calibrated Large Cap Value Fund-Class I(c)	357,389	6,230

Lord Abbett Equity Trust- Calibrated Mid Cap Value Fund-Class I(c)	288,872	4,853

Lord Abbett Investment Trust-Convertible Fund- Class I(d)	7,485,650	83,540

Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(e)	10,631,458	69,636

Lord Abbett Investment Trust-High Yield Fund- Class I(f)	23,875,945	190,530

Lord Abbett Securities Trust-International Dividend Income Fund- Class I(g)	8,523,363	67,931

Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I(h)	3,683,707	64,649

Lord Abbett Investment Trust-Short Duration Income Fund-Class I(i)	29,362,130	136,240

Total Investments in Underlying Funds (cost $613,991,347)		636,278

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 0.09%

Repurchase Agreement Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $560,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013; value: $584,590; proceeds: $569,901 (cost $569,900)	$570	$570

Total Investments in Securities 99.78% (cost $614,561,247)		636,848

Cash and Other Assets in Excess of Liabilities 0.22%		1,417

Net Assets 100.00%		$638,265

(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(g)	Fund investment objective is to seek a high level of total return.
(h)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(i)	Fund investment objective is to seek a high level of income consistent with preservation of capital.

See Notes to Financial Statements.	21

Schedule of Investments
GROWTH & INCOME STRATEGY FUND November 30, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a)		100.01%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	4,030,870	$47,766
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	2,453,521	42,765
Lord Abbett Equity Trust- Calibrated Mid Cap Value Fund-Class I(c)	2,588,950	43,494
Lord Abbett Research Fund, Inc.-Classic Stock Fund-Class I(d)	2,533,398	77,724
Lord Abbett Global Fund, Inc.- Emerging Markets Currency Fund-Class I(e)	1,147,767	7,518
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(b)	378,983	4,923
Lord Abbett Investment Trust-High Yield Fund-Class I(f)	18,525,399	147,833
Lord Abbett Securities Trust-International Dividend Income Fund- Class I(g)	20,388,320	162,495
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I(h)	8,660,101	151,985
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(i)	6,932,898	32,169
Lord Abbett Securities Trust-Value Opportunities Fund-Class I*,(j)	2,074,338	34,143

Total Investments in Underlying Funds 100.01% (cost $712,812,956)		752,815

Liabilities in Excess of Cash and Other Assets (0.01)%		(76)

Net Assets 100.00%		$752,739

*	Non-income producing security.
(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(g)	Fund investment objective is to seek a high level of total return.
(h)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(i)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(j)	Fund investment objective is long-term capital appreciation.

22	See Notes to Financial Statements.

Statements of Assets and Liabilities
November 30, 2012

	Balanced Strategy Fund	Diversified Equity Strategy Fund
ASSETS:
Investments in securities, at cost	$1,345,927,417	$151,231,316

Investments in securities, at fair value	$1,418,129,563	$179,743,577
Cash	8,490	–
Receivables:
Investment in Underlying Funds sold	4,244,864	251,811
Interest and dividends	2,186,311	–
Capital shares sold	5,665,278	259,445
From affiliates (See Note 3)	371,964	84,802
Prepaid expenses and other assets	74,246	32,638

Total assets	1,430,680,716	180,372,273

LIABILITIES:
Payables:
To bank	–	151,811
Investment in Underlying Funds purchased	6,429,711	–
Capital shares reacquired	2,783,939	226,495
12b-1 distribution fees	407,160	59,624
Trustees’ fees	142,176	7,082
Management fee	57,244	–
Distributions payable	3,199,582	–
Accrued expenses and other liabilities	392,768	86,206

Total liabilities	13,412,580	531,218

NET ASSETS	$1,417,268,136	$179,841,055

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,447,083,512	$162,425,601
Undistributed net investment income	1,973,653	194,750
Accumulated net realized loss on investments	(103,991,175)	(11,291,557)
Net unrealized appreciation on investments	72,202,146	28,512,261

Net Assets	$1,417,268,136	$179,841,055

See Notes to Financial Statements.	23

Statements of Assets and Liabilities (continued)
November 30, 2012

	Balanced Strategy Fund	Diversified Equity Strategy Fund

Net assets by class:
Class A Shares	$1,106,329,456	$109,292,849
Class B Shares	$49,844,250	$6,880,929
Class C Shares	$191,362,766	$43,072,796
Class F Shares	$9,730,871	$2,821,116
Class I Shares	$32,562,778	$11,877,235
Class P Shares	$1,312,232	$160,462
Class R2 Shares	$1,185,385	$617,481
Class R3 Shares	$24,940,398	$5,118,187
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	102,366,860	6,466,856
Class B Shares	4,614,202	416,352
Class C Shares	17,774,698	2,609,486
Class F Shares	900,930	166,907
Class I Shares	3,014,376	697,844
Class P Shares	121,812	9,438
Class R2 Shares	108,095	36,647
Class R3 Shares	2,311,236	305,023
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.81	$16.90
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$11.47	$17.93
Class B Shares-Net asset value	$10.80	$16.53
Class C Shares-Net asset value	$10.77	$16.51
Class F Shares-Net asset value	$10.80	$16.90
Class I Shares-Net asset value	$10.80	$17.02
Class P Shares-Net asset value	$10.77	$17.00
Class R2 Shares-Net asset value	$10.97	$16.85
Class R3 Shares-Net asset value	$10.79	$16.78

24	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)
November 30, 2012

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
ASSETS:
Investments in securities, at cost	$614,561,247	$712,812,956

Investments in securities, at fair value	$636,847,599	$752,815,163
Cash	52	21,931
Receivables:
Investment in Underlying Funds sold	1,266,254	–
Interest and dividends	1,710,517	983,794
Capital shares sold	5,083,961	1,244,948
From affiliates (See Note 3)	192,914	249,541
Prepaid expenses and other assets	50,617	48,079

Total assets	645,151,914	755,363,456

LIABILITIES:
Payables:
Investment in Underlying Funds purchased	3,447,567	983,349
Capital shares reacquired	1,382,781	1,112,690
12b-1 distribution fees	232,256	219,232
Trustees’ fees	12,931	32,885
Management fee	25,731	30,367
Distributions payable	1,616,198	–
Accrued expenses and other liabilities	169,939	245,585

Total liabilities	6,887,403	2,624,108

NET ASSETS	$638,264,511	$752,739,348

COMPOSITION OF NET ASSETS:
Paid-in capital	$616,418,813	$738,301,015
Undistributed net investment income	95,145	4,513,419
Accumulated net realized loss on investments	(535,799)	(30,077,293)
Net unrealized appreciation on investments	22,286,352	40,002,207

Net Assets	$638,264,511	$752,739,348

See Notes to Financial Statements.	25

Statements of Assets and Liabilities (concluded)
November 30, 2012

	Diversified Income Strategy Fund	Growth & Income Strategy Fund

Net assets by class:
Class A Shares	$361,594,141	$586,959,887
Class B Shares	$8,345,287	$27,278,227
Class C Shares	$186,975,986	$111,295,666
Class F Shares	$72,874,789	$4,882,767
Class I Shares	$1,655,195	$8,652,558
Class P Shares	$7,856	$6,101
Class R2 Shares	$719,067	$194,598
Class R3 Shares	$6,092,190	$13,469,544
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	24,180,208	36,286,722
Class B Shares	552,151	1,697,625
Class C Shares	12,363,358	6,928,203
Class F Shares	4,874,395	301,942
Class I Shares	111,145	532,946
Class P Shares	520.228	375.370
Class R2 Shares	47,170	11,876
Class R3 Shares	407,286	834,501
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.95	$16.18
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$15.86	$17.17
Class B Shares-Net asset value	$15.11	$16.07
Class C Shares-Net asset value	$15.12	$16.06
Class F Shares-Net asset value	$14.95	$16.17
Class I Shares-Net asset value	$14.89	$16.24
Class P Shares-Net asset value	$15.10	$16.25
Class R2 Shares-Net asset value	$15.24	$16.39
Class R3 Shares-Net asset value	$14.96	$16.14

26	See Notes to Financial Statements.

Statements of Operations
For the Year Ended November 30, 2012

	Balanced Strategy Fund	Diversified Equity Strategy Fund
Investment income:
Dividends	$51,111,907	$1,690,638
Interest	49	14

Total investment income	51,111,956	1,690,652

Expenses:
Management fee	1,365,119	181,403
12b-1 distribution plan-Class A	2,639,295	296,751
12b-1 distribution plan-Class B	555,379	75,697
12b-1 distribution plan-Class C	1,842,519	411,992
12b-1 distribution plan-Class F	9,454	5,045
12b-1 distribution plan-Class P	7,459	666
12b-1 distribution plan-Class R2	7,546	3,197
12b-1 distribution plan-Class R3	110,037	21,370
Shareholder servicing	1,815,384	343,836
Professional	38,851	32,655
Reports to shareholders	126,393	21,954
Custody	22,502	5,874
Trustees’ fees	43,438	5,777
Registration	132,572	75,593
Other	30,492	7,133

Gross expenses	8,746,440	1,488,943
Expense reductions (See Note 7)	(905)	(97)
Expenses assumed by Underlying Funds (See Note 3)	(2,208,727)	(492,725)
Management fee waived (See Note 3)	(737,181)	(181,403)

Net expenses	5,799,627	814,718

Net investment income	45,312,329	875,934

Net realized and unrealized gain:
Capital gain distributions received from Underlying Funds	4,872,607	3,294,391
Net realized loss on investments	(7,811,091)	(326,348)
Net change in unrealized appreciation/depreciation on investments	117,527,830	13,334,569

Net realized and unrealized gain	114,589,346	16,302,612

Net Increase in Net Assets Resulting From Operations	$159,901,675	$17,178,546

See Notes to Financial Statements.	27

Statements of Operations (concluded)
For the Year Ended November 30, 2012

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Investment income:
Dividends	$24,566,432	$23,626,700
Interest	81	46

Total investment income	24,566,513	23,626,746

Expenses:
Management fee	537,271	700,040
12b-1 distribution plan-Class A	778,254	1,358,833
12b-1 distribution plan-Class B	88,708	281,264
12b-1 distribution plan-Class C	1,534,364	1,049,798
12b-1 distribution plan-Class F	56,187	4,687
12b-1 distribution plan-Class P	43	24
12b-1 distribution plan-Class R2	2,596	1,041
12b-1 distribution plan-Class R3	26,191	61,915
Shareholder servicing	562,272	1,072,294
Professional	34,803	35,505
Reports to shareholders	54,111	76,297
Custody	12,544	13,914
Trustees’ fees	16,543	22,068
Registration	127,829	124,037
Other	11,907	16,968

Gross expenses	3,843,623	4,818,685
Expense reductions (See Note 7)	(370)	(445)
Expenses assumed by Underlying Funds (See Note 3)	(819,640)	(1,360,637)
Management fee waived (See Note 3)	(286,520)	(376,839)

Net expenses	2,737,093	3,080,764

Net investment income	21,829,420	20,545,982

Net realized and unrealized gain:
Capital gain distributions received from Underlying Funds	1,423,804	2,955,792
Net realized gain on investments	2,844,979	5,727,171
Net change in unrealized appreciation/depreciation on investments	30,757,608	51,177,578

Net realized and unrealized gain	35,026,391	59,860,541

Net Increase in Net Assets Resulting From Operations	$56,855,811	$80,406,523

28	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Balanced Strategy Fund

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$45,312,329	$47,822,747
Capital gains distributions received from Underlying Funds	4,872,607	1,093,967
Net realized loss on investments	(7,811,091)	(21,496,874)
Net change in unrealized appreciation/depreciation on investments	117,527,830	(11,175,230)

Net increase in net assets resulting from operations	159,901,675	16,244,610

Distributions to shareholders from:
Net investment income
Class A	(36,844,440)	(39,476,548)
Class B	(1,522,832)	(2,197,509)
Class C	(5,197,434)	(5,793,336)
Class F	(345,602)	(345,067)
Class I	(1,126,776)	(1,028,661)
Class P	(56,768)	(153,219)
Class R2	(38,292)	(28,362)
Class R3	(726,915)	(623,789)

Total distributions to shareholders	(45,859,059)	(49,646,491)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	261,562,244	324,052,197
Reinvestment of distributions	44,184,568	47,380,748
Cost of shares reacquired	(300,751,507)	(357,185,989)

Net increase in net assets resulting from capital share transactions	4,995,305	14,246,956

Net increase (decrease) in net assets	119,037,921	(19,154,925)

NET ASSETS:
Beginning of year	$1,298,230,215	$1,317,385,140

End of year	$1,417,268,136	$1,298,230,215

Undistributed (distributions in excess) of net investment income	$1,973,653	$(47,050)

See Notes to Financial Statements.	29

Statements of Changes in Net Assets (continued)

	Diversified Equity Strategy Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$875,934	$191,942
Capital gains distributions received from Underlying Funds	3,294,391	910,455
Net realized loss on investments	(326,348)	(2,170,113)
Net change in unrealized appreciation/depreciation on investments	13,334,569	(1,683,967)

Net increase (decrease) in net assets resulting from operations	17,178,546	(2,751,683)

Distributions to shareholders from:
Net investment income
Class A	(632,890)	(142,233)
Class F	(38,918)	(6,290)
Class I	(20,003)	(6,120)
Class P	(504)	(41)
Class R2	(1,452)	(512)
Class R3	(15,326)	(2,884)

Total distributions to shareholders	(709,093)	(158,080)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	57,987,656	77,886,704
Reinvestment of distributions	612,034	143,855
Cost of shares reacquired	(65,708,744)	(57,597,566)

Net increase (decrease) in net assets resulting from capital share transactions	(7,109,054)	20,432,993

Net increase in net assets	9,360,399	17,523,230

NET ASSETS:
Beginning of year	$170,480,656	$152,957,426

End of year	$179,841,055	$170,480,656

Undistributed net investment income	$194,750	$27,909

30	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Diversified Income Strategy Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$21,829,420	$18,698,826
Capital gains distributions received from Underlying Funds	1,423,804	1,147,931
Net realized gain (loss) on investments	2,844,979	(333,148)
Net change in unrealized appreciation/depreciation on investments	30,757,608	(16,163,960)

Net increase in net assets resulting from operations	56,855,811	3,349,649

Distributions to shareholders from:
Net investment income
Class A	(13,380,579)	(12,692,073)
Class B	(307,965)	(462,621)
Class C	(5,398,563)	(4,410,738)
Class F	(2,495,389)	(1,685,468)
Class I	(28,159)	(19,095)
Class P	(382)	(386)
Class R2	(16,890)	(4,339)
Class R3	(213,851)	(173,712)
Net realized gain
Class A	(1,229,036)	–
Class B	(41,893)	–
Class C	(541,069)	–
Class F	(159,228)	–
Class I	(2,061)	–
Class P	(40)	–
Class R2	(877)	–
Class R3	(18,848)	–

Total distributions to shareholders	(23,834,830)	(19,448,432)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	320,243,045	267,268,164
Reinvestment of distributions	20,722,925	15,587,319
Cost of shares reacquired	(153,895,336)	(118,410,613)

Net increase in net assets resulting from capital share transactions	187,070,634	164,444,870

Net increase in net assets	220,091,615	148,346,087

NET ASSETS:
Beginning of year	$418,172,896	$269,826,809

End of year	$638,264,511	$418,172,896

Undistributed net investment income	$95,145	$42,108

See Notes to Financial Statements.	31

Statements of Changes in Net Assets (concluded)

	Growth & Income Strategy Fund

INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$20,545,982	$13,824,542
Capital gains distributions received from Underlying Funds	2,955,792	1,230,679
Net realized gain (loss) on investments	5,727,171	(18,534,039)
Net change in unrealized appreciation/depreciation on investments	51,177,578	3,010,855

Net increase (decrease) in net assets resulting from operations	80,406,523	(467,963)

Distributions to shareholders from:
Net investment income
Class A	(15,853,797)	(11,517,797)
Class B	(625,366)	(569,590)
Class C	(2,396,670)	(1,763,790)
Class F	(141,634)	(139,808)
Class I	(80,322)	(19,589)
Class P	(147)	(71)
Class R2	(4,275)	(2,971)
Class R3	(340,734)	(246,386)

Total distributions to shareholders	(19,442,945)	(14,260,002)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	193,578,070	227,351,804
Reinvestment of distributions	18,826,003	13,732,848
Cost of shares reacquired	(159,675,401)	(148,119,369)

Net increase in net assets resulting from capital share transactions	52,728,672	92,965,283

Net increase in net assets	113,692,250	78,237,318

NET ASSETS:
Beginning of year	$639,047,098	$560,809,780

End of year	$752,739,348	$639,047,098

Undistributed net investment income	$4,513,419	$1,523,408

32	See Notes to Financial Statements.

Financial Highlights
BALANCED STRATEGY FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.93	$10.18	$9.73	$7.62	$12.27

Investment operations:
Net investment income(a)	.36	.37	.36	.36	.42
Net realized and unrealized gain (loss)	.89	(.23)	.45	2.16	(3.99)

Total from investment operations	1.25	.14	.81	2.52	(3.57)

Distributions to shareholders from:
Net investment income	(.37)	(.39)	(.36)	(.36)	(.56)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.37)	(.39)	(.36)	(.41)	(1.08)

Net asset value, end of year	$10.81	$9.93	$10.18	$9.73	$7.62

Total Return(b)	12.75%	1.21%	8.48%	34.52%	(31.62)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.30%	.28%	.35%	.27%	.31%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.30%	.28%	.35%	.27%	.31%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.51%	.54%	.61%	.67%	.65%
Net investment income	3.44%	3.56%	3.64%	4.28%	4.06%

Supplemental Data:

Net assets, end of year (000)	$1,106,329	$997,494	$1,022,992	$970,528	$744,325
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	33

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.93	$10.18	$9.72	$7.62	$12.25

Investment operations:
Net investment income(a)	.29	.30	.30	.30	.35
Net realized and unrealized gain (loss)	.86	(.24)	.45	2.15	(3.97)

Total from investment operations	1.15	.06	.75	2.45	(3.62)

Distributions to shareholders from:
Net investment income	(.28)	(.31)	(.29)	(.30)	(.49)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.28)	(.31)	(.29)	(.35)	(1.01)

Net asset value, end of year	$10.80	$9.93	$10.18	$9.72	$7.62

Total Return(b)	11.79%	.49%	7.88%	33.47%	(31.99)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.04%	1.00%	1.00%	.92%	.96%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.04%	1.00%	1.00%	.92%	.96%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.26%	1.25%	1.27%	1.32%	1.30%
Net investment income	2.74%	2.87%	3.00%	3.65%	3.41%

Supplemental Data:

Net assets, end of year (000)	$49,844	$60,612	$79,950	$89,402	$73,656
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

34	See Notes to Financial Statements.

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.89	$10.15	$9.70	$7.60	$12.23

Investment operations:
Net investment income(a)	.28	.30	.30	.30	.35
Net realized and unrealized gain (loss)	.89	(.24)	.44	2.16	(3.97)

Total from investment operations	1.17	.06	.74	2.46	(3.62)

Distributions to shareholders from:
Net investment income	(.29)	(.32)	(.29)	(.31)	(.49)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.29)	(.32)	(.29)	(.36)	(1.01)

Net asset value, end of year	$10.77	$9.89	$10.15	$9.70	$7.60

Total Return(b)	11.86%	.53%	7.81%	33.59%	(32.03)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.03%	.97%	1.00%	.92%	.96%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.03%	.97%	1.00%	.92%	.96%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.24%	1.23%	1.26%	1.32%	1.30%
Net investment income	2.72%	2.87%	2.99%	3.62%	3.41%

Supplemental Data:

Net assets, end of year (000)	$191,363	$179,605	$182,662	$178,371	$131,719
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	35

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.93	$10.17	$9.72	$7.62	$12.27

Investment operations:
Net investment income(a)	.38	.39	.38	.35	.43
Net realized and unrealized gain (loss)	.87	(.22)	.45	2.18	(3.97)

Total from investment operations	1.25	.17	.83	2.53	(3.54)

Distributions to shareholders from:
Net investment income	(.38)	(.41)	(.38)	(.38)	(.59)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.38)	(.41)	(.38)	(.43)	(1.11)

Net asset value, end of year	$10.80	$9.93	$10.17	$9.72	$7.62

Total Return(b)	12.80%	1.49%	8.76%	34.74%	(31.43)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.15%	.10%	.10%	.01%	.10%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.15%	.10%	.10%	.01%	.10%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.36%	.36%	.36%	.41%	.41%
Net investment income	3.60%	3.74%	3.80%	4.18%	4.57%

Supplemental Data:

Net assets, end of year (000)	$9,731	$8,634	$8,039	$4,024	$1,355
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.93	$10.18	$9.73	$7.63	$12.28

Investment operations:
Net investment income(a)	.39	.41	.39	.37	.36
Net realized and unrealized gain (loss)	.87	(.24)	.45	2.17	(3.89)

Total from investment operations	1.26	.17	.84	2.54	(3.53)

Distributions to shareholders from:
Net investment income	(.39)	(.42)	(.39)	(.39)	(.60)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.39)	(.42)	(.39)	(.44)	(1.12)

Net asset value, end of year	$10.80	$9.93	$10.18	$9.73	$7.63

Total Return(b)	12.92%	1.49%	8.86%	34.82%	(31.32)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.05%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.05%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.26%	.26%	.26%	.32%	.30%
Net investment income	3.70%	3.86%	3.96%	4.32%	3.49%

Supplemental Data:

Net assets, end of year (000)	$32,563	$28,708	$3,731	$2,737	$823
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	37

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.90	$10.15	$9.70	$7.60	$12.23

Investment operations:
Net investment income(a)	.35	.37	.35	.35	.40
Net realized and unrealized gain (loss)	.86	(.25)	.45	2.15	(3.96)

Total from investment operations	1.21	.12	.80	2.50	(3.56)

Distributions to shareholders from:
Net investment income	(.34)	(.37)	(.35)	(.35)	(.55)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.34)	(.37)	(.35)	(.40)	(1.07)

Net asset value, end of year	$10.77	$9.90	$10.15	$9.70	$7.60

Total Return(b)	12.44%	1.04%	8.39%	34.33%	(31.62)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.49%	.45%	.45%	.38%	.41%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.49%	.45%	.45%	.38%	.41%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.71%	.70%	.71%	.77%	.75%
Net investment income	3.44%	3.45%	3.55%	4.23%	3.90%

Supplemental Data:

Net assets, end of year (000)	$1,312	$2,435	$5,503	$5,813	$5,255
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

38	See Notes to Financial Statements.

Financial Highlights (continued)
BALANCED STRATEGY FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.07	$10.33	$9.84	$7.67	$12.27

Investment operations:
Net investment income(a)	.32	.35	.32	.38	.44
Net realized and unrealized gain (loss)	.91	(.25)	.50	2.18	(3.99)

Total from investment operations	1.23	.10	.82	2.56	(3.55)

Distributions to shareholders from:
Net investment income	(.33)	(.36)	(.33)	(.34)	(.53)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.33)	(.36)	(.33)	(.39)	(1.05)

Net asset value, end of year	$10.97	$10.07	$10.33	$9.84	$7.67

Total Return(b)	12.37%	.81%	8.55%	34.77%	(31.35)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.65%	.60%	.56%	.00%	.05%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.65%	.60%	.56%	.00%	.05%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.86%	.86%	.81%	.29%	.39%

Net investment income	3.03%	3.33%	3.15%	4.54%	4.32%

Supplemental Data:

Net assets, end of year (000)	$1,185	$1,148	$338	$10	$7
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	39

Financial Highlights (concluded)
BALANCED STRATEGY FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.92	$10.17	$9.71	$7.61	$12.27

Investment operations:
Net investment income(a)	.33	.35	.32	.31	.37
Net realized and unrealized gain (loss)	.88	(.23)	.48	2.19	(3.95)

Total from investment operations	1.21	.12	.80	2.50	(3.58)

Distributions to shareholders from:
Net investment income	(.34)	(.37)	(.34)	(.35)	(.56)
Net realized gain	–	–	–	(.05)	(.52)

Total distributions	(.34)	(.37)	(.34)	(.40)	(1.08)

Net asset value, end of year	$10.79	$9.92	$10.17	$9.71	$7.61

Total Return(b)	12.39%	1.01%	8.39%	34.26%	(31.75)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.54%	.49%	.50%	.40%	.49%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.54%	.49%	.50%	.40%	.49%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.75%	.75%	.76%	.81%	.80%
Net investment income	3.18%	3.32%	3.27%	3.63%	3.85%

Supplemental Data:

Net assets, end of year (000)	$24,940	$19,595	$14,172	$1,116	$423
Portfolio turnover rate	55.52%	27.86%	11.29%	21.69%	14.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

40	See Notes to Financial Statements.

Financial Highlights
DIVERSIFIED EQUITY STRATEGY FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.40	$15.43	$13.66	$10.68	$18.26

Investment operations:
Net investment income(a)	.11	.05	.02	.06	.07
Net realized and unrealized gain (loss)	1.48	(.06)	1.77	3.32	(6.82)

Total from investment operations	1.59	(.01)	1.79	3.38	(6.75)

Distributions to shareholders from:
Net investment income	(.09)	(.02)	(.02)	(.24)	(.16)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.09)	(.02)	(.02)	(.40)	(.83)

Net asset value, end of year	$16.90	$15.40	$15.43	$13.66	$10.68

Total Return(b)	10.39%	(.06)%	13.08%	32.96%	(38.72)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.28%	.35%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.28%	.35%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.62%	.65%	.76%	.90%	.98%
Net investment income	.68%	.31%	.16%	.55%	.50%

Supplemental Data:

Net assets, end of year (000)	$109,293	$110,754	$100,469	$85,270	$61,965
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	41

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.08	$15.20	$13.53	$10.56	$18.11

Investment operations:
Net investment income (loss)(a)	– (b)	(.06)	(.07)	(.02)	(.03)
Net realized and unrealized gain (loss)	1.45	(.06)	1.74	3.30	(6.75)

Total from investment operations	1.45	(.12)	1.67	3.28	(6.78)

Distributions to shareholders from:
Net investment income	–	–	–	(.15)	(.10)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	–	–	–	(.31)	(.77)

Net asset value, end of year	$16.53	$15.08	$15.20	$13.53	$10.56

Total Return(c)	9.62%	(.79)%	12.34%	32.08%	(39.12)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.37%	1.37%	1.41%	1.55%	1.63%
Net investment income (loss)	.00%	(.37)%	(.49)%	(.17)%	(.23)%

Supplemental Data:

Net assets, end of year (000)	$6,881	$8,126	$9,215	$8,451	$5,399
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

42	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.06	$15.18	$13.50	$10.55	$18.11

Investment operations:
Net investment loss(a)	(.01)	(.06)	(.07)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.46	(.06)	1.75	3.30	(6.75)

Total from investment operations	1.45	(.12)	1.68	3.27	(6.78)

Distributions to shareholders from:
Net investment income	–	–	–	(.16)	(.11)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	–	–	–	(.32)	(.78)

Net asset value, end of year	$16.51	$15.06	$15.18	$13.50	$10.55

Total Return(b)	9.63%	(.79)%	12.44%	32.00%	(39.11)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.97%	.96%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.97%	.96%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.34%	1.32%	1.41%	1.55%	1.63%
Net investment loss	(.04)%	(.36)%	(.48)%	(.23)%	(.23)%

Supplemental Data:

Net assets, end of year (000)	$43,073	$40,198	$38,646	$33,007	$18,194
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	43

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.41	$15.45	$13.67	$10.69	$18.27

Investment operations:
Net investment income(a)	.14	.05	.05	.02	.11
Net realized and unrealized gain (loss)	1.47	(.03)	1.77	3.38	(6.82)

Total from investment operations	1.61	.02	1.82	3.40	(6.71)

Distributions to shareholders from:
Net investment income	(.12)	(.06)	(.04)	(.26)	(.20)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.12)	(.06)	(.04)	(.42)	(.87)

Net asset value, end of year	$16.90	$15.41	$15.45	$13.67	$10.69

Total Return(b)	10.54%	.11%	13.38%	33.27%	(38.58)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.09%

Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.09%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.47%	.47%	.51%	.64%	.77%
Net investment income	.83%	.29%	.34%	.20%	.78%

Supplemental Data:

Net assets, end of year (000)	$2,821	$5,023	$1,214	$650	$54
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

44	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.52	$15.55	$13.75	$10.75	$18.35

Investment operations:
Net investment income(a)	.16	.09	.07	.11	.55
Net realized and unrealized gain (loss)	1.47	(.05)	1.78	3.32	(7.28)

Total from investment operations	1.63	.04	1.85	3.43	(6.73)

Distributions to shareholders from:
Net investment income	(.13)	(.07)	(.05)	(.27)	(.20)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.13)	(.07)	(.05)	(.43)	(.87)

Net asset value, end of year	$17.02	$15.52	$15.55	$13.75	$10.75

Total Return(b)	10.64%	.24%	13.53%	33.35%	(38.50)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.37%	.37%	.41%	.53%	.60%
Net investment income	.97%	.56%	.51%	.91%	3.55%

Supplemental Data:

Net assets, end of year (000)	$11,877	$2,202	$1,300	$1,020	$268
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	45

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.49	$15.54	$13.75	$10.72	$18.26

Investment operations:
Net investment income(a)	.08	.01	.01	.06	.04
Net realized and unrealized gain (loss)	1.49	(.05)	1.78	3.33	(6.83)

Total from investment operations	1.57	(.04)	1.79	3.39	(6.79)

Distributions to shareholders from:
Net investment income	(.06)	(.01)	– (b)	(.20)	(.08)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.06)	(.01)	– (b)	(.36)	(.75)

Net asset value, end of year	$17.00	$15.49	$15.54	$13.75	$10.72

Total Return(c)	10.17%	(.28)%	13.03%	32.81%	(38.77)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.45%	.45%	.45%	.45%	.45%

Expenses, including expense reductions, expenses assumed and management fee waived	.45%	.45%	.45%	.45%	.45%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.82%	.82%	.86%	1.01%	1.07%
Net investment income	.48%	.05%	.06%	.51%	.25%

Supplemental Data:

Net assets, end of year (000)	$160	$133	$96	$80	$71
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

46	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED EQUITY STRATEGY FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.37	$15.46	$13.72	$10.71	$18.26

Investment operations:
Net investment income (loss)(a)	.05	(.02)	(.03)	.10	.10
Net realized and unrealized gain (loss)	1.48	(.04)	1.82	3.33	(6.80)

Total from investment operations	1.53	(.06)	1.79	3.43	(6.70)

Distributions to shareholders from:
Net investment income	(.05)	(.03)	(.05)	(.26)	(.18)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.05)	(.03)	(.05)	(.42)	(.85)

Net asset value, end of year	$16.85	$15.37	$15.46	$13.72	$10.71

Total Return(b)	9.99%	(.39)%	13.10%	33.42%	(38.47)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.55%	.00%	.10%

Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.55%	.00%	.10%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.97%	.97%	.94%	.51%	.71%
Net investment income (loss)	.29%	(.09)%	(.23)%	.86%	.67%

Supplemental Data:

Net assets, end of year (000)	$617	$440	$243	$8	$6
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	47

Financial Highlights (concluded)
DIVERSIFIED EQUITY STRATEGY FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.30	$15.37	$13.62	$10.66	$18.26

Investment operations:
Net investment income (loss)(a)	.06	– (b)	(.02)	.01	.04
Net realized and unrealized gain (loss)	1.48	(.05)	1.79	3.33	(6.78)

Total from investment operations	1.54	(.05)	1.77	3.34	(6.74)

Distributions to shareholders from:
Net investment income	(.06)	(.02)	(.02)	(.22)	(.19)
Net realized gain	–	–	–	(.16)	(.67)

Total distributions	(.06)	(.02)	(.02)	(.38)	(.86)

Net asset value, end of year	$16.78	$15.30	$15.37	$13.62	$10.66

Total Return(c)	10.15%	(.31)%	13.00%	32.62%	(38.75)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.45%

Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.45%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.87%	.87%	.90%	1.02%	1.09%
Net investment income (loss)	.40%	(.01)%	(.17)%	.12%	.25%

Supplemental Data:

Net assets, end of year (000)	$5,118	$3,604	$1,775	$208	$45
Portfolio turnover rate	11.66%	12.93%	7.72%	12.84%	4.73%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

Financial Highlights
DIVERSIFIED INCOME STRATEGY FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.01	$14.40	$13.57	$10.50	$15.49

Investment operations:
Net investment income(a)	.62	.77	.79	.81	.84
Net realized and unrealized gain (loss)	1.01	(.36)	.83	3.14	(4.83)

Total from investment operations	1.63	.41	1.62	3.95	(3.99)

Distributions to shareholders from:
Net investment income	(.62)	(.80)	(.79)	(.81)	(.87)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.69)	(.80)	(.79)	(.88)	(1.00)

Net asset value, end of year	$14.95	$14.01	$14.40	$13.57	$10.50

Total Return(b)	11.98%	2.74%	12.25%	39.35%	(27.14)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.30%	.28%	.35%	.34%	.35%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.30%	.28%	.35%	.34%	.35%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.50%	.54%	.66%	.81%	.84%
Net investment income	4.28%	5.25%	5.60%	6.75%	6.07%

Supplemental Data:

Net assets, end of year (000)	$361,594	$257,747	$183,275	$107,807	$53,884
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	49

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.15	$14.54	$13.70	$10.60	$15.61

Investment operations:
Net investment income(a)	.53	.67	.71	.74	.76
Net realized and unrealized gain (loss)	1.01	(.37)	.83	3.17	(4.86)

Total from investment operations	1.54	.30	1.54	3.91	(4.10)

Distributions to shareholders from:
Net investment income	(.51)	(.69)	(.70)	(.74)	(.78)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.58)	(.69)	(.70)	(.81)	(.91)

Net asset value, end of year	$15.11	$14.15	$14.54	$13.70	$10.60

Total Return(b)	11.16%	1.97%	11.54%	38.39%	(27.55)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.05%	1.00%	1.00%	.99%	1.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.05%	1.00%	1.00%	.99%	1.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.25%	1.26%	1.31%	1.46%	1.49%
Net investment income	3.58%	4.55%	4.99%	6.10%	5.40%

Supplemental Data:

Net assets, end of year (000)	$8,345	$9,081	$10,162	$8,846	$4,396
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

50	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.17	$14.55	$13.71	$10.61	$15.62

Investment operations:
Net investment income(a)	.52	.67	.70	.74	.76
Net realized and unrealized gain (loss)	1.02	(.35)	.84	3.17	(4.86)

Total from investment operations	1.54	.32	1.54	3.91	(4.10)

Distributions to shareholders from:
Net investment income	(.52)	(.70)	(.70)	(.74)	(.78)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.59)	(.70)	(.70)	(.81)	(.91)

Net asset value, end of year	$15.12	$14.17	$14.55	$13.71	$10.61

Total Return(b)	11.11%	2.08%	11.53%	38.36%	(27.54)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.04%	.99%	1.00%	.99%	1.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.04%	.99%	1.00%	.99%	1.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.25%	1.25%	1.31%	1.46%	1.49%

Net investment income	3.52%	4.53%	4.93%	6.10%	5.42%

Supplemental Data:

Net assets, end of year (000)	$186,976	$113,984	$60,542	$32,275	$16,527
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	51

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.01	$14.40	$13.56	$10.50	$15.48

Investment operations:
Net investment income(a)	.64	.80	.81	.84	.95
Net realized and unrealized gain (loss)	1.01	(.36)	.85	3.13	(4.89)

Total from investment operations	1.65	.44	1.66	3.97	(3.94)

Distributions to shareholders from:
Net investment income	(.64)	(.83)	(.82)	(.84)	(.91)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.71)	(.83)	(.82)	(.91)	(1.04)

Net asset value, end of year	$14.95	$14.01	$14.40	$13.56	$10.50

Total Return(b)	12.07%	2.92%	12.61%	39.59%	(26.89)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.15%	.10%	.10%	.09%	.09%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.15%	.10%	.10%	.09%	.09%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.35%	.36%	.41%	.54%	.59%

Net investment income	4.37%	5.44%	5.70%	6.71%	7.23%

Supplemental Data:

Net assets, end of year (000)	$72,875	$32,387	$13,237	$1,071	$104
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

52	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.96	$14.35	$13.52	$10.47	$15.44

Investment operations:
Net investment income(a)	.66	.80	.84	.85	.88
Net realized and unrealized gain (loss)	1.00	(.35)	.83	3.12	(4.79)

Total from investment operations	1.66	.45	1.67	3.97	(3.91)

Distributions to shareholders from:
Net investment income	(.66)	(.84)	(.84)	(.85)	(.93)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.73)	(.84)	(.84)	(.92)	(1.06)

Net asset value, end of year	$14.89	$13.96	$14.35	$13.52	$10.47

Total Return(b)	12.15%	3.03%	12.66%	39.75%	(26.82)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.05%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.05%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.25%	.26%	.31%	.45%	.49%

Net investment income	4.53%	5.50%	6.01%	6.85%	6.36%

Supplemental Data:

Net assets, end of year (000)	$1,655	$426	$197	$269	$69
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	53

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.14	$14.53	$13.68	$10.58	$15.59

Investment operations:

Net investment income(a)	.61	.75	.80	.81	.83

Net realized and unrealized gain (loss)	1.01	(.36)	.83	3.16	(4.85)

Total from investment operations	1.62	.39	1.63	3.97	(4.02)

Distributions to shareholders from:

Net investment income	(.59)	(.78)	(.78)	(.80)	(.86)

Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.66)	(.78)	(.78)	(.87)	(.99)

Net asset value, end of year	$15.10	$14.14	$14.53	$13.68	$10.58

Total Return(b)	11.70%	2.55%	12.23%	39.21%	(27.17)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.50%	.44%	.42%	.42%	.45%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.50%	.44%	.42%	.42%	.45%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.69%	.69%	.72%	.89%	.94%

Net investment income	4.12%	5.08%	5.67%	6.79%	5.92%

Supplemental Data:

Net assets, end of year (000)	$8	$8	$4	$10	$8
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

54	See Notes to Financial Statements.

Financial Highlights (continued)
DIVERSIFIED INCOME STRATEGY FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.28	$14.66	$13.74	$10.56	$15.49

Investment operations:

Net investment income(a)	.57	.74	.83	.87	.87

Net realized and unrealized gain (loss)	1.03	(.36)	.85	3.16	(4.83)

Total from investment operations	1.60	.38	1.68	4.03	(3.96)

Distributions to shareholders from:

Net investment income	(.57)	(.76)	(.76)	(.78)	(.84)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.64)	(.76)	(.76)	(.85)	(.97)

Net asset value, end of year	$15.24	$14.28	$14.66	$13.74	$10.56

Total Return(b)	11.54%	2.48%	12.51%	39.87%	(26.93)%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.64%	.59%	.11%	.00%	.11%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.64%	.59%	.11%	.00%	.11%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.85%	.87%	.42%	.44%	.61%

Net investment income	3.80%	5.02%	5.83%	7.20%	6.29%

Supplemental Data:

Net assets, end of year (000)	$719	$190	$16	$10	$7
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	55

Financial Highlights (concluded)
DIVERSIFIED INCOME STRATEGY FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.02	$14.41	$13.57	$10.51	$15.49

Investment operations:
Net investment income(a)	.59	.74	.75	.80	.79
Net realized and unrealized gain (loss)	1.01	(.36)	.86	3.13	(4.79)

Total from investment operations	1.60	.38	1.61	3.93	(4.00)

Distributions to shareholders from:
Net investment income	(.59)	(.77)	(.77)	(.80)	(.85)
Net realized gain	(.07)	–	–	(.07)	(.13)

Total distributions	(.66)	(.77)	(.77)	(.87)	(.98)

Net asset value, end of year	$14.96	$14.02	$14.41	$13.57	$10.51

Total Return(b)	11.63%	2.53%	12.16%	39.01%	(27.19)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.54%	.49%	.50%	.50%	.46%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.54%	.49%	.50%	.50%	.46%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.75%	.76%	.80%	.98%	.96%

Net investment income	4.02%	5.04%	5.29%	6.82%	5.89%

Supplemental Data:

Net assets, end of year (000)	$6,092	$4,348	$2,394	$107	$108
Portfolio turnover rate	26.59%	46.47%	6.88%	4.09%	14.45%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

56	See Notes to Financial Statements.

Financial Highlights
GROWTH & INCOME STRATEGY FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.80	$15.00	$13.87	$10.97	$18.71

Investment operations:
Net investment income(a)	.48	.35	.34	.36	.41
Net realized and unrealized gain (loss)	1.36	(.18)	1.08	3.44	(6.64)

Total from investment operations	1.84	.17	1.42	3.80	(6.23)

Distributions to shareholders from:
Net investment income	(.46)	(.37)	(.29)	(.69)	(.43)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.46)	(.37)	(.29)	(.90)	(1.51)

Net asset value, end of year	$16.18	$14.80	$15.00	$13.87	$10.97

Total Return(b)	12.63%	1.07%	10.42%	37.35%	(36.06)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.30%	.28%	.35%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.30%	.28%	.35%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.54%	.58%	.66%	.76%	.74%

Net investment income	3.07%	2.28%	2.37%	3.06%	2.65%

Supplemental Data:

Net assets, end of year (000)	$586,960	$491,865	$423,573	$336,387	$217,985
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	57

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.70	$14.90	$13.78	$10.90	$18.61

Investment operations:
Net investment income(a)	.36	.25	.25	.28	.30
Net realized and unrealized gain (loss)	1.35	(.19)	1.08	3.43	(6.61)

Total from investment operations	1.71	.06	1.33	3.71	(6.31)

Distributions to shareholders from:
Net investment income	(.34)	(.26)	(.21)	(.62)	(.32)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.34)	(.26)	(.21)	(.83)	(1.40)

Net asset value, end of year	$16.07	$14.70	$14.90	$13.78	$10.90

Total Return(b)	11.79%	.35%	9.73%	36.49%	(36.52)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.04%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.04%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.29%	1.29%	1.31%	1.41%	1.39%

Net investment income	2.36%	1.59%	1.73%	2.40%	2.00%

Supplemental Data:

Net assets, end of year (000)	$27,278	$29,160	$33,841	$31,299	$19,549
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

58	See Notes to Financial Statements.

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.70	$14.90	$13.78	$10.90	$18.61

Investment operations:
Net investment income(a)	.36	.25	.25	.28	.31
Net realized and unrealized gain (loss)	1.35	(.18)	1.08	3.43	(6.62)

Total from investment operations	1.71	.07	1.33	3.71	(6.31)

Distributions to shareholders from:
Net investment income	(.35)	(.27)	(.21)	(.62)	(.32)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.35)	(.27)	(.21)	(.83)	(1.40)

Net asset value, end of year	$16.06	$14.70	$14.90	$13.78	$10.90

Total Return(b)	11.77%	.41%	9.63%	36.59%	(36.53)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.03%	.97%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.03%	.97%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.27%	1.26%	1.31%	1.41%	1.39%

Net investment income	2.36%	1.59%	1.74%	2.42%	2.00%

Supplemental Data:

Net assets, end of year (000)	$111,296	$100,379	$90,833	$83,366	$56,468
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	59

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.79	$14.99	$13.86	$10.97	$18.72

Investment operations:
Net investment income(a)	.50	.38	.37	.34	.44
Net realized and unrealized gain (loss)	1.36	(.18)	1.09	3.48	(6.65)

Total from investment operations	1.86	.20	1.46	3.82	(6.21)

Distributions to shareholders from:
Net investment income	(.48)	(.40)	(.33)	(.72)	(.46)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.48)	(.40)	(.33)	(.93)	(1.54)

Net asset value, end of year	$16.17	$14.79	$14.99	$13.86	$10.97

Total Return(b)	12.79%	1.26%	10.69%	37.61%	(35.94)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.15%	.10%	.10%	.10%	.10%

Expenses, including expense reductions, expenses assumed and management fee waived	.15%	.10%	.10%	.10%	.10%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.39%	.40%	.41%	.49%	.51%

Net investment income	3.20%	2.43%	2.54%	2.77%	3.09%

Supplemental Data:

Net assets, end of year (000)	$4,883	$4,150	$2,595	$751	$58
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

60	See Notes to Financial Statements.

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.85	$15.05	$13.91	$11.00	$18.77

Investment operations:
Net investment income(a)	.50	.39	.39	.41	.45
Net realized and unrealized gain (loss)	1.39	(.17)	1.09	3.44	(6.66)

Total from investment operations	1.89	.22	1.48	3.85	(6.21)

Distributions to shareholders from:
Net investment income	(.50)	(.42)	(.34)	(.73)	(.48)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.50)	(.42)	(.34)	(.94)	(1.56)

Net asset value, end of year	$16.24	$14.85	$15.05	$13.91	$11.00

Total Return(b)	12.92%	1.35%	10.83%	37.83%	(35.88)%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.05%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.05%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.30%	.30%	.31%	.41%	.38%

Net investment income	3.17%	2.49%	2.72%	3.50%	2.85%

Supplemental Data:

Net assets, end of year (000)	$8,653	$1,364	$617	$490	$230
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	61

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.86	$15.06	$13.90	$10.99	$18.74

Investment operations:
Net investment income(a)	.46	.32	.36	.46	.40
Net realized and unrealized gain (loss)	1.36	(.17)	1.08	3.34	(6.66)

Total from investment operations	1.82	.15	1.44	3.80	(6.26)

Distributions to shareholders from:
Net investment income	(.43)	(.35)	(.28)	(.68)	(.41)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.43)	(.35)	(.28)	(.89)	(1.49)

Net asset value, end of year	$16.25	$14.86	$15.06	$13.90	$10.99

Total Return(b)	12.42%	.91%	10.47%	37.20%	(36.13)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.46%	.40%	.34%	.44%	.44%

Expenses, including expense reductions, expenses assumed and management fee waived	.46%	.40%	.34%	.44%	.44%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.72%	.70%	.63%	.89%	.83%

Net investment income	2.91%	2.04%	2.50%	4.34%	2.62%

Supplemental Data:

Net assets, end of year (000)	$6	$5	$1	$2	$21
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

62	See Notes to Financial Statements.

Financial Highlights (continued)
GROWTH & INCOME STRATEGY FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.98	$15.18	$14.03	$11.02	$18.70

Investment operations:
Net investment income(a)	.43	.30	.30	.44	.45
Net realized and unrealized gain (loss)	1.38	(.17)	1.11	3.44	(6.67)

Total from investment operations	1.81	.13	1.41	3.88	(6.22)

Distributions to shareholders from:
Net investment income	(.40)	(.33)	(.26)	(.66)	(.38)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.40)	(.33)	(.26)	(.87)	(1.46)

Net asset value, end of year	$16.39	$14.98	$15.18	$14.03	$11.02

Total Return(b)	12.26%	.77%	10.17%	37.89%	(35.91)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.65%	.60%	.58%	.08%	.11%

Expenses, including expense reductions, expenses assumed and management fee waived	.65%	.60%	.58%	.08%	.11%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.89%	.90%	.89%	.47%	.49%

Net investment income	2.70%	1.92%	2.08%	3.62%	2.92%
Supplemental Data:

Net assets, end of year (000)	$195	$156	$110	$41	$6
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	63

Financial Highlights (concluded)
GROWTH & INCOME STRATEGY FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.77	$14.97	$13.84	$10.95	$18.71

Investment operations:
Net investment income(a)	.44	.32	.28	.32	.36
Net realized and unrealized gain (loss)	1.35	(.18)	1.13	3.46	(6.62)

Total from investment operations	1.79	.14	1.41	3.78	(6.26)

Distributions to shareholders from:
Net investment income	(.42)	(.34)	(.28)	(.68)	(.42)
Net realized gain	–	–	–	(.21)	(1.08)

Total distributions	(.42)	(.34)	(.28)	(.89)	(1.50)

Net asset value, end of year	$16.14	$14.77	$14.97	$13.84	$10.95

Total Return(b)	12.32%	.88%	10.31%	37.16%	(36.21)%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.54%	.50%	.50%	.50%	.48%
Expenses, including expense reductions, expenses assumed and management fee waived	.54%	.50%	.50%	.50%	.48%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.79%	.79%	.81%	.90%	.89%
Net investment income	2.85%	2.06%	1.97%	2.69%	2.47%

Supplemental Data:

Net assets, end of year (000)	$13,470	$11,969	$9,240	$439	$165
Portfolio turnover rate	45.58%	25.26%	7.69%	6.64%	11.95%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

64	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of twelve funds. This report covers the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Balanced Strategy Fund (“Balanced Strategy Fund”), Lord Abbett Diversified Equity Strategy Fund (“Diversified Equity Strategy Fund”), Lord Abbett Diversified Income Strategy Fund (“Diversified Income Strategy Fund”) and Lord Abbett Growth & Income Strategy Fund (“Growth & Income Strategy Fund”), Class A, B, C, F, I, P, R2 and R3 shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class B shares for purchase.

Balanced Strategy Fund’s investment objective is to seek current income and capital growth. Diversified Equity Strategy Fund’s investment objective is to seek capital appreciation. Diversified Income Strategy Fund’s investment objective is to seek a high level of current income. Growth & Income Strategy Fund’s investment objective is to seek long-term capital appreciation and growth of income. The Funds invest in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange LLC, normally 4:00 p.m. Eastern time. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

65

Notes to Financial Statements (continued)

(c)

Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

66

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing each Fund’s investments carried at fair value:

	Balanced Strategy Fund				Diversified Equity Strategy Fund

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$1,418,130	$–	$–	$1,418,130	$179,744	$–	$–	$179,744

Total	$1,418,130	$–	$–	$1,418,130	$179,744	$–	$–	$179,744

	Diversified Income Strategy Fund				Growth & Income Strategy Fund

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$636,278	$–	$–	$636,278	$752,815	$–	$–	$752,815
Repurchase Agreement	–	570	–	570	–	–	–	–

Total	$636,278	$570	$–	$636,848	$752,815	$–	$–	$752,815

*	See Schedule of Investments for fair values in each investment strategy of underlying Funds.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%(1).

For the fiscal year ended November 30, 2012, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Effective Management Fee

Balanced Strategy Fund	.05%
Diversified Equity Strategy Fund	.00%
Diversified Income Strategy Fund	.05%
Growth & Income Strategy Fund	.05%

67

Notes to Financial Statements (continued)

(1)

For the fiscal year ended November 30, 2012 and continuing through March 31, 2013, Lord Abbett has contractually agreed to waive .05% of its annual management fee for each Fund. This agreement may be terminated only upon the approval of the Funds’ Board of Trustees (the “Board”). For the fiscal year ended November 30, 2012, Lord Abbett voluntarily agreed to waive an additional .05% of its annual management fee for Diversified Equity Strategy Fund. For the period December 1, 2011 through December 31, 2011, Lord Abbett voluntarily waived an additional .05% of its annual management fee for each of Balanced Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund. Lord Abbett may discontinue its voluntary waivers or change the level of a voluntary waiver at any time.

The Funds have each entered into a Servicing Arrangement with the Underlying Funds in which they each invest, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of the Funds in proportion to the average daily value of total Underlying Fund shares owned by each of the Funds. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on each Fund’s Statement of Operations and Receivables from affiliates on each Fund’s Statement of Assets and Liabilities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%

*

The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

	Distributor Commissions	Dealers’ Concessions

Balanced Strategy Fund	$762,938	$4,118,139
Diversified Equity Strategy Fund	91,643	505,544
Diversified Income Strategy Fund	577,509	3,128,474
Growth & Income Strategy Fund	488,850	2,681,407

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2012:

	Class A	Class C

Balanced Strategy Fund	$4,552	$21,170
Diversified Equity Strategy Fund	$2,840	$ 6,817
Diversified Income Strategy Fund	$1,883	$42,774
Growth & Income Strategy Fund	$ 16	$ 5,682

For the fiscal year ended November 30, 2012, two Trustees and certain of the Trust’s officers had an interest in Lord Abbett.

68

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Balanced Strategy Fund and Diversified Income Strategy Fund; declared and paid quarterly for Growth & Income Strategy Fund; and declared and paid annually for Diversified Equity Strategy Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

	Balanced Strategy Fund		Diversified Equity Strategy Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$45,859,059	$49,646,491	$709,093	$158,080

Total distributions paid	$45,859,059	$49,646,491	$709,093	$158,080

	Diversified Income Strategy Fund		Growth & Income Strategy Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$21,841,778	$19,448,432	$19,442,945	$14,260,002
Net long-term capital gains	1,993,052	–	–	–

Total distributions paid	$23,834,830	$19,448,432	$19,442,945	$14,260,002

Subsequent to the funds’ fiscal year ended November 30, 2012, distributions were declared on December 12, 2012 and paid on December 20, 2012 to shareholders of record on December 19, 2012. The approximate amounts were as follows:

	Net Investment Income	Long-Term Capital Gains

Balanced Strategy Fund	$8,692,000	$–
Diversified Equity Strategy Fund	1,289,000	–
Diversified Income Strategy Fund	4,098,000	2,006,000
Growth & Income Strategy Fund	4,550,000	–

69

Notes to Financial Statements (continued)

As of November 30, 2012, the components of accumulated gains (losses) on a tax-basis were as follows:

	Balanced Strategy Fund	Diversified Equity Strategy Fund

Undistributed ordinary income – net	$2,115,829	$418,204

Total undistributed earnings	$2,115,829	$418,204
Capital loss carryforwards*	(89,123,140)	(3,397,454)
Temporary differences	(142,176)	(223,454)
Unrealized gains – net	57,334,111	20,618,158

Total accumulated gains (losses) – net	$(29,815,376)	$17,415,454

	Diversified Income Strategy Fund	Growth & Income Strategy Fund

Undistributed ordinary income – net	$108,074	$4,546,304
Undistributed long-term capital gains	2,005,109	–

Total undistributed earnings	$2,113,183	$4,546,304
Capital loss carryforwards*	–	(23,241,807)
Temporary differences	(12,929)	(32,885)
Unrealized gains – net	19,745,444	33,166,721

Total accumulated gains – net	$21,845,698	$14,438,333

*As of November 30, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2017	2018	2019	Indefinite	Total

Balanced Strategy Fund	$33,706,074	$26,925,680	$21,987,750	$6,503,636	$89,123,140
Diversified Equity Strategy Fund	2,066,466	1,246,451	84,537	–	3,397,454
Growth & Income Strategy Fund	–	5,980,461	17,261,346	–	23,241,807

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Diversified Equity Strategy Fund incurred and will elect to defer late-year ordinary losses of $216,372 during fiscal 2012.

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy Fund	Diversified Equity Strategy Fund

Tax cost	$1,360,795,452	$159,125,419

Gross unrealized gain	57,749,795	20,618,158
Gross unrealized loss	(415,684)	–

Net unrealized security gain	$57,334,111	$20,618,158

	Diversified Income Strategy Fund	Growth & Income Strategy Fund

Tax cost	$617,102,155	$719,648,442

Gross unrealized gain	20,064,485	37,467,975
Gross unrealized loss	(319,041)	(4,301,254)

Net unrealized security gain	$19,745,444	$33,166,721

70

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss

Balanced Strategy Fund	$2,567,433	$(2,567,433)
Diversified Income Strategy Fund	65,395	(65,395)
Growth & Income Strategy Fund	1,886,974	(1,886,974)

The permanent differences are attributable to the tax treatment certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

	Purchases	Sales

Balanced Strategy Fund	$767,898,660	$758,652,667
Diversified Equity Strategy Fund	21,134,453	24,791,481
Diversified Income Strategy Fund	327,310,272	142,421,896
Growth & Income Strategy Fund	376,338,055	319,571,185

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2012.

6.	TRUSTEES’ REMUNERATION

For the fiscal year ended November 30, 2012, the Trust’s officers and the two Trustees who were associated with Lord Abbett did not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

71

Notes to Financial Statements (continued)

8.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) for the fiscal year ended November 30, 2012:

Balanced Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2012	Value at 11/30/2012	Net Realized Gain (Loss) 12/1/2011 to 11/30/2012		Dividend Income 12/1/2011 to 11/30/2012

Lord Abbett Affiliated Fund, Inc.–Class I	20,974,502	367,122	(4,608,295)	16,733,329	$198,289,948	$(9,650,819)		$4,177,141
Lord Abbett Bond Debenture Fund, Inc.–Class I	17,219,599	95,009	(17,314,608)	–	–	4,072,757		1,128,035
Lord Abbett Research Fund, Inc.–Calibrated Dividend Growth (formerly, Capital Structure Fund)–Class I	2,172,061	8,485	(2,180,546)	–	–	2,157,280		97,580
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	–	1,170,458	–	1,170,458	20,401,090	446,318	(a)	257,492
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	–	6,049,385	–	6,049,385	101,629,676	2,062,468	(a)	1,182,431
Lord Abbett Research Fund, Inc.–Classic Stock Fund–Class I	5,889,287	71,960	(5,961,247)	–	–	9,980,986		1,874,560
Lord Abbett Investment Trust–Convertible Fund–Class I	6,722,843	7,871,383	(171,438)	14,422,788	160,958,312	121,220		3,633,504
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	2,415,640	63,596	(2,479,236)	–	–	283,192	(b)	73,244
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	6,273,455	15,633,593	(930,555)	20,976,493	137,396,028	(310,771)		3,374,893
Lord Abbett Investment Trust–Floating Rate Fund–Class I	6,815,766	–	(6,815,766)	–	–	80,369		108,872
Lord Abbett Research Fund, Inc. Growth Opportunities Fund–Class I	–	2,724,603	(2,015,106)	709,497	14,459,556	1,637,171		–
Lord Abbett Investment Trust–High Yield Fund–Class I	31,272,280	17,241,821	(12,217,527)	36,296,574	289,646,660	(221,848	)(c)	22,907,783
Lord Abbett Securities Trust–International Core Equity Fund–Class I	4,392,659	98,710	(4,491,369)	–	–	(9,229,871)		1,010,784
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	21,283,091	8,458,377	(2,379,653)	27,361,815	218,073,667	(5,051,569)		9,507,734

72

Notes to Financial Statements (continued)

Balanced Strategy Fund (continued)

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2012	Value at 11/30/2012	Net Realized Gain (Loss) 12/1/2011 to 11/30/2012	Dividend Income 12/1/2011 to 11/30/2012

Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund)–Class I	7,048,454	5,643,776	–	12,692,230	$222,748,631	$–	$580,557
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	2,843,415	25,244,183	(16,336,306)	11,751,292	54,525,995	684,633	1,197,297

Total					$1,418,129,563	$(2,938,484)	$51,111,907

(a)	Amount represents distributed capital gains.
(b)	Includes $639,420 of distributed capital gains
(c)	Includes $1,724,401 of distributed capital gains.

Diversified Equity Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2012	Value at 11/30/2012	Net Realized Gain (Loss) 12/1/2011 to 11/30/2012		Dividend Income 12/1/2011 to 11/30/2012

Lord Abbett Affiliated Fund, Inc.–Class I	2,419,478	209,583	(354,507)	2,274,554	$26,953,460	$(712,222)		$513,797
Lord Abbett Research Fund, Inc.–Classic Stock Fund–Class I	1,240,763	87,767	(156,271)	1,172,259	35,964,903	(155,157)		396,019
Lord Abbett Developing Growth Fund, Inc.–Class I	407,301	59,659	(49,911)	417,049	8,828,931	864,846	(a)	–
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	1,401,531	138,443	(154,099)	1,385,875	18,002,513	228,730	(b)	187,448
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	767,838	235,375	(119,701)	883,512	18,005,980	2,469,357	(c)	–
Lord Abbett Securities Trust–International Core Equity Fund–Class I	1,843,907	268,594	(270,644)	1,841,857	21,623,401	(372,639)		443,711
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,140,723	102,596	(171,987)	1,071,332	14,420,129	129,907		149,663
Lord Abbett Stock Appreciation Fund–Class I	2,924,133	360,857	(444,049)	2,840,941	17,869,521	87,395		–
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	1,110,284	136,394	(148,577)	1,098,101	18,074,739	427,826		–

Total					$179,743,577	$2,968,043		$1,690,638

(a)	Includes $658,476 of distributed capital gains.
(b)	Includes $204,020 of distributed capital gains.
(c)	Includes $2,431,895 of distributed capital gains.

73

Notes to Financial Statements (continued)

Diversified Income Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2012	Value at 11/30/2012	Net Realized Gain (Loss) 12/1/2011 to 11/30/2012	Dividend Income 12/1/2011 to 11/30/2012

Lord Abbett Affiliated Fund, Inc.–Class I	–	2,618,465	(1,549,363)	1,069,102	$12,668,853	$1,391,075	$343,231
Lord Abbett Bond Debenture Fund, Inc.–Class I	3,207,720	17,452	(3,225,172)	–	–	(590,398)	196,729
Lord Abbett Research Fund, Inc.–Calibrated Dividend Growth (formerly, Capital Structure Fund)–Class I	2,148,640	–	(2,148,640)	–	–	(1,187,987)	–
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	–	357,389	–	357,389	6,229,292	136,279 (a)	78,623
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	–	288,872	–	288,872	4,853,056	105,891 (a)	60,707
Lord Abbett Investment Trust–Convertible Fund–Class I	3,096,469	4,652,267	(263,086)	7,485,650	83,539,850	130,454	1,542,713
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	3,687,678	7,491,417	(547,637)	10,631,458	69,636,047	(209,064)	1,403,753
Lord Abbett Investment Trust–High Yield Fund–Class I	22,337,133	6,898,966	(5,360,154)	23,875,945	190,530,043	4,751,209 (b)	13,508,503
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	5,492,430	3,433,259	(402,326)	8,523,363	67,931,206	(781,950)	2,552,300
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid–Cap Value Fund, Inc.)–Class I	2,148,868	1,627,862	(93,023)	3,683,707	64,649,066	207,841	224,964
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	16,190,293	18,013,706	(4,841,869)	29,362,130	136,240,285	315,433	4,654,909

Total					$636,277,698	$4,268,783	$24,566,432

(a)	Amount represents distributed capital gains.
(b)	Includes $1,181,634 of distributed capital gains.

74

Notes to Financial Statements (continued)

Growth & Income Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2012	Value at 11/30/2012	Net Realized Gain (Loss) 12/1/2011 to 11/30/2012		Dividend Income 12/1/2011 to 11/30/2012

Lord Abbett Affiliated Fund, Inc.–Class I	4,809,047	690,953	(1,469,130)	4,030,870	$47,765,811	$(6,660,796)		$987,377
Lord Abbett Research Fund, Inc.–Calibrated Dividend Growth (formerly, Capital Structure Fund)–Class I	4,254,188	38,791	(4,292,979)	–	–	(799,782)		446,098
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	–	2,453,521	–	2,453,521	42,764,878	935,575	(a)	539,755
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	–	2,588,950	–	2,588,950	43,494,353	949,018	(a)	544,080
Lord Abbett Research Fund, Inc.–Classic Stock Fund–Class I	3,820,926	46,687	(1,334,215)	2,533,398	77,724,638	1,736,582		1,216,201
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	–	1,671,839	(524,072)	1,147,767	7,517,875	101,506		47,804
Lord Abbett Investment Trust–Floating Rate Fund–Class I	1,178,450	–	(1,178,450)	–	–	290,094		18,376
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	2,572,953	8,658	(2,202,628)	378,983	4,922,995	5,070,382	(b)	52,857
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	–	336,268	(336,268)	–	–	(387,351)		–
Lord Abbett Investment Trust–High Yield Fund–Class I	17,131,467	7,292,568	(5,898,636)	18,525,399	147,832,683	3,289,680	(c)	11,419,316
Lord Abbett Securities Trust–International Core Equity Fund–Class I	3,166,469	81,855	(3,248,324)	–	–	2,727,322		838,193
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	10,419,495	10,834,557	(865,732)	20,388,320	162,494,909	(1,914,952)		6,224,080
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,720,162	20,187	(1,740,349)	–	–	(1,444,053)		225,685
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)–Class I	3,821,042	5,267,841	(428,782)	8,660,101	151,984,777	1,007,639		317,578
Lord Abbett Investment Trust–Short Duration Fund–Class I	2,842,210	7,085,176	(2,994,488)	6,932,898	32,168,646	197,978		747,388
Lord Abbett Stock Appreciation Fund–Class I	3,887,426	–	(3,887,426)	–	–	3,357,654		–
Lord Abbett Investment Trust–Total Return Fund–Class I	52,104	24,302	(76,406)	–	–	(343	)(d)	1,912
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	2,275,501	–	(201,163)	2,074,338	34,143,598	226,810		–

Total					$752,815,163	$8,682,963		$23,626,700

(a)	Amount represents distributed capital gains.
(b)	Includes $57,530 of distributed capital gains.
(c)	Includes $982,570 of distributed capital gains.
(d)	Includes $31,099 of distributed capital gains.

75

Notes to Financial Statements (continued)

9.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.	INVESTMENT RISKS

The Funds’ investments are each concentrated in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Balanced Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fail to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Diversified Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since Diversified Equity Strategy Fund generally will be invested in equity funds and Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds, each will be

76

Notes to Financial Statements (continued)

more affected by the risks associated with stocks and other equity investments. Given Balanced Strategy Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

These factors can affect each Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Balanced Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	19,421,642	$203,591,722	21,258,370	$225,055,444
Converted from Class B*	801,148	8,404,767	862,688	9,056,535
Reinvestment of distributions	3,476,478	36,138,830	3,655,792	38,466,257
Shares reacquired	(21,768,031)	(227,523,255)	(25,809,482)	(272,490,695)

Increase (decrease)	1,931,237	$20,612,064	(32,632)	$87,541

Class B Shares

Shares sold	370,176	$3,845,938	407,462	$4,312,841
Reinvestment of distributions	138,881	1,436,004	193,525	2,038,501
Shares reacquired	(1,199,373)	(12,530,703)	(1,488,324)	(15,717,677)
Converted to Class A*	(801,965)	(8,404,767)	(863,648)	(9,056,535)

Decrease	(1,492,281)	$(15,653,528)	(1,750,985)	$(18,422,870)

Class C Shares

Shares sold	3,254,294	$33,940,520	4,130,610	$43,501,447
Reinvestment of distributions	439,347	4,538,784	465,861	4,880,528
Shares reacquired	(4,070,112)	(42,216,644)	(4,448,468)	(46,432,981)

Increase (decrease)	(376,471)	$(3,737,340)	148,003	$1,948,994

Class F Shares

Shares sold	368,408	$3,798,856	449,891	$4,779,912
Reinvestment of distributions	28,370	294,688	25,285	265,431
Shares reacquired	(365,712)	(3,819,819)	(395,431)	(4,119,329)

Increase	31,066	$273,725	79,745	$926,014

Class I Shares

Shares sold	567,752	$5,983,945	3,311,184	$34,319,299
Reinvestment of distributions	93,577	972,173	89,331	942,136
Shares reacquired	(538,976)	(5,636,995)	(875,005)	(9,390,438)

Increase	122,353	$1,319,123	2,525,510	$25,870,997

Class P Shares

Shares sold	24,840	$256,916	81,750	$880,131
Reinvestment of distributions	5,515	56,768	14,417	153,111
Shares reacquired	(154,516)	(1,592,324)	(392,567)	(4,232,286)

Decrease	(124,161)	$(1,278,640)	(296,400)	$(3,199,044)

77

Notes to Financial Statements (continued)

Balanced Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	64,958	$679,781	178,545	$1,955,595
Reinvestment of distributions	2,076	21,968	1,072	11,379
Shares reacquired	(72,897)	(746,797)	(98,349)	(1,064,714)

Increase (decrease)	(5,863)	$(45,048)	81,268	$902,260

Class R3 Shares

Shares sold	909,701	$9,464,566	878,626	$9,247,528
Reinvestment of distributions	69,880	725,353	59,513	623,405
Shares reacquired	(644,212)	(6,684,970)	(356,036)	(3,737,869)

Increase	335,369	$3,504,949	582,103	$6,133,064

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Diversified Equity Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	2,119,367	$34,765,264	3,129,107	$51,701,321
Converted from Class B*	16,199	265,845	15,428	252,317
Reinvestment of distributions	37,773	563,202	7,952	131,137
Shares reacquired	(2,897,995)	(47,756,180)	(2,471,459)	(40,460,807)

Increase (decrease)	(724,656)	$(12,161,869)	681,028	$11,623,968

Class B Shares

Shares sold	17,436	$283,537	35,695	$574,713
Shares reacquired	(123,291)	(1,955,854)	(87,331)	(1,402,910)
Converted to Class A*	(16,508)	(265,845)	(15,697)	(252,317)

Decrease	(122,363)	$(1,938,162)	(67,333)	$(1,080,514)

Class C Shares

Shares sold	530,540	$8,479,679	839,865	$13,616,858
Shares reacquired	(589,973)	(9,456,073)	(717,662)	(11,282,238)

Increase (decrease)	(59,433)	$(976,394)	122,203	$2,334,620

Class F Shares

Shares sold	74,142	$1,176,262	354,844	$6,003,911
Reinvestment of distributions	2,166	32,248	217	3,574
Shares reacquired	(235,359)	(3,926,759)	(107,659)	(1,694,445)

Increase (decrease)	(159,051)	$(2,718,249)	247,402	$4,313,040

Class I Shares

Shares sold	642,762	$10,813,828	165,168	$2,816,423
Reinvestment of distributions	10	155	369	6,120
Shares reacquired	(86,798)	(1,424,908)	(107,275)	(1,867,108)

Increase	555,974	$9,389,075	58,262	$955,435

78

Notes to Financial Statements (continued)

Diversified Equity Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class P Shares	Shares	Amount	Shares	Amount

Shares sold	1,343	$21,970	5,024	$83,281
Reinvestment of distributions	33	504	2	41
Shares reacquired	(510)	(8,455)	(2,611)	(39,617)

Increase	866	$14,019	2,415	$43,705

Class R2 Shares

Shares sold	8,638	$141,096	14,732	$245,677
Reinvestment of distributions	46	683	6	100
Shares reacquired	(671)	(11,132)	(1,799)	(28,721)

Increase	8,013	$130,647	12,939	$217,056

Class R3 Shares

Shares sold	141,999	$2,306,020	172,264	$2,844,520
Reinvestment of distributions	1,028	15,242	176	2,883
Shares reacquired	(73,611)	(1,169,383)	(52,301)	(821,720)

Increase	69,416	$1,151,879	120,139	$2,025,683

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Diversified Income Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	11,372,776	$165,865,557	9,874,732	$145,344,527
Converted from Class B*	40,987	597,259	38,436	564,217
Reinvestment of distributions	920,054	13,347,409	754,887	11,037,411
Shares reacquired	(6,546,835)	(95,418,828)	(5,000,762)	(73,626,209)

Increase	5,786,982	$84,391,397	5,667,293	$83,319,946

Class B Shares

Shares sold	65,396	$956,088	92,761	$1,377,788
Reinvestment of distributions	22,220	324,453	29,061	429,986
Shares reacquired	(136,409)	(1,996,880)	(141,174)	(2,109,141)
Converted to Class A*	(40,585)	(597,259)	(38,083)	(564,217)

Decrease	(89,378)	$(1,313,598)	(57,435)	$(865,584)

Class C Shares

Shares sold	6,259,888	$92,182,040	5,125,009	$76,301,709
Reinvestment of distributions	334,823	4,909,931	218,823	3,222,660
Shares reacquired	(2,277,248)	(33,418,756)	(1,457,551)	(21,428,974)

Increase	4,317,463	$63,673,215	3,886,281	$58,095,395

Class F Shares

Shares sold	3,849,020	$55,891,367	2,756,047	$40,645,079
Reinvestment of distributions	129,955	1,890,537	48,771	709,182
Shares reacquired	(1,416,387)	(20,543,800)	(1,412,417)	(19,998,213)

Increase	2,562,588	$37,238,104	1,392,401	$21,356,048

79

Notes to Financial Statements (continued)

Diversified Income Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class I Shares	Shares	Amount	Shares	Amount

Shares sold	100,647	$1,485,940	30,887	$458,912
Reinvestment of distributions	1,023	14,748	849	12,351
Shares reacquired	(21,075)	(306,419)	(14,908)	(221,403)

Increase	80,595	$1,194,269	16,828	$249,860

Class P Shares

Shares sold	136.373	$2,005	338	$5,099
Reinvestment of distributions	28.907	422	26	384
Shares reacquired	(243.052)	(3,676)	(70)	(1,015)

Increase (decrease)	(77.772)	$(1,249)	294	$4,468

Class R2 Shares

Shares sold	36,527	$543,612	17,311	$254,875
Reinvestment of distributions	208	3,090	122	1,821
Shares reacquired	(2,880)	(42,451)	(5,200)	(75,057)

Increase	33,855	$504,251	12,233	$181,639

Class R3 Shares

Shares sold	229,495	$3,316,436	198,117	$2,880,175
Reinvestment of distributions	16,009	232,335	11,905	173,524
Shares reacquired	(148,452)	(2,164,526)	(65,927)	(950,601)

Increase	97,052	$1,384,245	144,095	$2,103,098

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Growth & Income Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	9,857,652	$153,937,786	11,179,161	$175,700,576
Converted from Class B*	110,565	1,725,480	125,396	1,931,560
Reinvestment of distributions	1,010,622	15,493,324	731,588	11,245,479
Shares reacquired	(7,934,794)	(123,483,791)	(7,039,046)	(109,169,768)

Increase	3,044,045	$47,672,799	4,997,099	$79,707,847

Class B Shares

Shares sold	144,531	$2,248,286	223,465	$3,468,520
Reinvestment of distributions	39,850	604,387	35,392	543,138
Shares reacquired	(359,282)	(5,558,437)	(419,933)	(6,559,702)
Converted to Class A*	(111,272)	(1,725,480)	(126,234)	(1,931,560)

Decrease	(286,173)	$(4,431,244)	(287,310)	$(4,479,604)

Class C Shares

Shares sold	1,436,306	$22,264,906	2,228,588	$34,931,747
Reinvestment of distributions	146,509	2,225,346	105,618	1,617,141
Shares reacquired	(1,483,632)	(22,857,810)	(1,600,026)	(24,559,362)

Increase	99,183	$1,632,442	734,180	$11,989,526

80

Notes to Financial Statements (concluded)

Growth & Income Strategy Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class F Shares	Shares	Amount	Shares	Amount

Shares sold	164,744	$2,573,862	402,751	$6,324,673
Reinvestment of distributions	6,947	106,470	4,509	68,861
Shares reacquired	(150,290)	(2,321,051)	(299,818)	(4,513,378)

Increase	21,401	$359,281	107,442	$1,880,156

Class I Shares

Shares sold	460,861	$7,356,327	103,935	$1,592,741
Reinvestment of distributions	3,343	52,086	599	9,590
Shares reacquired	(23,094)	(363,413)	(53,700)	(867,152)

Increase	441,110	$7,045,000	50,834	$735,179

Class P Shares

Shares sold	36.537	$576	262.890	$4,344
Reinvestment of distributions	9.541	147	4.585	70
Shares reacquired	(6.13)	(99)	(21.427)	(347)

Increase	39.948	$624	246.048	$4,067

Class R2 Shares

Shares sold	6,507	$103,368	6,888	$107,911
Reinvestment of distributions	234	3,638	150	2,304
Shares reacquired	(5,275)	(81,924)	(3,859)	(58,811)

Increase	1,466	$25,082	3,179	$51,404

Class R3 Shares

Shares sold	328,185	$5,092,959	334,601	$5,221,292
Reinvestment of distributions	22,282	340,605	16,068	246,265
Shares reacquired	(326,560)	(5,008,876)	(157,291)	(2,390,849)

Increase	23,907	$424,688	193,378	$3,076,708

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund (collectively, the “Funds”), four of the twelve portfolios constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

82

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2012, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Balanced Strategy Fund’s Investments:

Underlying Fund Name	% of Investments

Lord Abbett Affiliated Fund, Inc. – Class I	13.98%
Lord Abbett Equity Trust - Calibrated Large Cap Value Fund – Class I	1.44%
Lord Abbett Equity Trust - Calibrated Mid Cap Value Fund – Class I	7.17%
Lord Abbett Investment Trust – Convertible Fund – Class I	11.35%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	9.69%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	1.02%
Lord Abbett Investment Trust – High Yield Fund – Class I	20.42%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	15.38%
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.) – Class I	15.71%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	3.84%

Diversified Equity Strategy Fund’s Investments:

Underlying Fund Name	% of Investments

Lord Abbett Affiliated Fund, Inc. – Class I	14.99%
Lord Abbett Research Fund, Inc. – Classic Stock Fund – Class I	20.01%
Lord Abbett Developing Growth Fund, Inc. – Class I	4.91%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	10.02%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	10.02%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	12.03%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	8.02%
Lord Abbett Stock Appreciation Fund – Class I	9.94%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10.06%

Diversified Income Strategy Fund’s Investments:

Underlying Fund Name	% of Investments

Lord Abbett Affiliated Fund, Inc. – Class I	1.99%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund - Class I	0.98%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund - Class I	0.76%
Lord Abbett Investment Trust – Convertible Fund – Class I	13.13%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	10.95%
Lord Abbett Investment Trust – High Yield Fund – Class I	29.94%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	10.68%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I (formerly, Mid-Cap Value Fund, Inc.)	10.16%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	21.41%

83

Investments in Underlying Funds (unaudited)(continued)

Growth & Income Strategy Fund’s Investments:

Underlying Fund Name	% of Investments

Lord Abbett Affiliated Fund, Inc. – Class I	6.35%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	5.68%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	5.78%
Lord Abbett Research Fund, Inc. – Classic Stock Fund – Class I	10.32%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	1.00%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	0.65%
Lord Abbett Investment Trust – High Yield Fund – Class I	19.64%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	21.58%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I (formerly, Mid-Cap Value Fund, Inc.)	20.19%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	4.27%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	4.54%

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2012, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments

Exxon Mobil Corp.	3.91%
Wells Fargo & Co.	3.77%
JPMorgan Chase & Co.	3.48%
Pfizer, Inc.	2.97%
Chevron Corp.	2.86%
General Electric Co.	2.41%
AT&T, Inc.	2.36%
Goldman Sachs Group, Inc. (The)	2.18%
Johnson & Johnson	1.86%
Citigroup, Inc.	1.86%

Holdings by Sector*	% of Investments

Consumer Discretionary	9.26%
Consumer Staples	8.84%
Energy	16.68%
Financials	25.44%
Health Care	13.32%
Industrials	8.19%
Information Technology	6.18%
Materials	4.60%
Telecommunication Services	4.00%
Utilities	2.80%
Short-Term Investment	0.69%

Total	100.00%

* A sector may comprise several industries.

84

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Calibrated Dividend Growth Fund
(formerly, Capital Structure Fund)

Ten Largest Holdings	% of Investments

Exxon Mobil Corp.	3.86%
Wal-Mart Stores, Inc.	3.65%
Johnson & Johnson	3.50%
PepsiCo, Inc.	3.38%
United Technologies Corp.	3.34%
International Business Machines Corp.	3.02%
Coca-Cola Co. (The)	3.02%
McDonald’s Corp.	3.02%
3M Co.	2.98%
Caterpillar, Inc.	2.84%

Holdings by Sector*	% of Investments

Consumer Discretionary	12.39%
Consumer Staples	21.45%
Energy	10.39%
Financials	5.75%
Health Care	10.29%
Industrials	18.13%
Information Technology	5.84%
Materials	8.01%
Telecommunication Services	2.44%
Utilities	5.06%
Short-Term Investment	0.25%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Large Cap Value Fund

Ten Largest Holdings	% of Investments

Exxon Mobil Corp.	6.96%
Chevron Corp.	3.05%
Cisco Systems, Inc.	3.02%
JPMorgan Chase & Co.	2.54%
AT&T, Inc.	2.39%
Merck & Co., Inc.	2.26%
Time Warner, Inc.	2.16%
Bank of America Corp.	2.07%
Capital One Financial Corp.	1.91%
Travelers Cos., Inc. (The)	1.73%

85

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments

Consumer Discretionary	7.64%
Consumer Staples	7.93%
Energy	15.85%
Financials	27.18%
Health Care	11.79%
Industrials	9.57%
Information Technology	6.09%
Materials	4.48%
Telecommunication Services	3.02%
Utilities	6.23%
Short-Term Investment	0.22%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments

CF Industries Holdings, Inc.	2.53%
Valero Energy Corp.	2.49%
Eaton Corp.	2.46%
Everest Re Group Ltd.	2.26%
Ares Capital Corp.	2.22%
PPL Corp.	2.21%
Maxim Integrated Products, Inc.	1.79%
AES Corp. (The)	1.78%
Kohl’s Corp.	1.76%
Ashland, Inc.	1.75%

Holdings by Sector*	% of Investments

Consumer Discretionary	8.87%
Consumer Staples	4.95%
Energy	9.75%
Financials	30.77%
Health Care	7.40%
Industrials	10.90%
Information Technology	10.32%
Materials	6.77%
Telecommunication Services	0.44%
Utilities	9.83%

Total	100.00%

* A sector may comprise several industries.

86

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments

Bank of America Corp., 7.25%	3.05%
Intel Corp., 3.25%, 8/1/2039	2.25%
General Motors Co., 4.75%	2.20%
Citigroup, Inc., 7.50%	2.10%
Gilead Sciences, Inc., 1.00%, 5/1/2014	2.05%
Chesapeake Energy Corp., 2.50%, 5/15/2037	1.68%
Chesapeake Energy Corp., 2.75%, 11/15/2035	1.65%
Wells Fargo & Co., 7.50%	1.51%
Allegheny Technologies, Inc., 4.25%, 6/1/2014	1.48%
Alliance Data Systems Corp., 1.75%, 8/1/2013	1.38%

Holdings by Sector*	% of Investments

Consumer Discretionary	14.01%
Consumer Staples	1.15%
Energy	8.40%
Financials	19.75%
Healthcare	16.10%
Industrials	5.05%
Materials	6.37%
Media	1.81%
Technology	20.32%
Telecommunications	1.74%
Transportation	1.74%
Utilities	2.62%
Short-Term Investment	0.94%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments

Middleby Corp. (The)	2.02%
United Rentals, Inc.	1.79%
First Solar, Inc.	1.72%
BioMarin Pharmaceutical, Inc.	1.70%
CoStar Group, Inc.	1.70%
3D Systems Corp.	1.59%
Cavium, Inc.	1.55%
MWI Veterinary Supply, Inc.	1.54%
Genesee & Wyoming, Inc. Class A	1.53%
Eagle Materials, Inc.	1.50%

87

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments

Consumer Discretionary	12.37%
Consumer Staples	5.68%
Energy	6.47%
Financials	8.09%
Health Care	19.68%
Industrials	14.66%
Information Technology	29.76%
Materials	1.50%
Short-Term Investment	1.79%

Total	100.00%

* A sector may comprise several industries

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments

Turkey Government Bond, Zero Coupon, 5/15/2013	3.38%
Hungary T-Bill, Zero Coupon, 2/6/2013	3.11%
General Electric Capital Corp, 5.40%, 9/20/2013	2.10%
Federal National Mortgage Assoc., 4.50%, TBA	1.33%
Citigroup Inc., 5.50%, 4/11/2013	0.91%
Federal National Mortgage Assoc., 5.50%, 8/1/2037	0.88%
Energy Transfer Partners LP, 6.00%, 7/1/2013	0.76%
Virgin Media Secured Finance PLC, 6.50%, 1/15/2018	0.73%
QVC Inc, 7.125%, 4/15/2017	0.73%
Historic TW Inc, 9.125%, 1/15/2013	0.70%

Holdings by Sector*	% of Investments

Asset Backed	10.85%
Automotive	1.39%
Banking	6.97%
Basic Industry	2.94%
Capital Goods	1.26%
Consumer Cyclical	2.16%
Consumer Non-Cyclical	2.05%
Energy	6.93%
Financial Services	3.86%
Foreign Sovereign	6.55%
Health Care	1.63%
Insurance	0.51%
Media	2.57%
Mortgage Backed	39.37%
Real Estate	2.10%
Services	0.62%
Technology & Electronics	2.32%
Telecommunications	2.75%
Utility	1.23%
Short-Term Investment	1.94%

Total	100.00%

* A sector may comprise several industries.

88

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments

Capital One Financial Corp.	2.28%
Thermo Fisher Scientific, Inc.	2.13%
Exxon Mobil Corp.	2.13%
Berkshire Hathaway, Inc. Class B	1.93%
Halliburton Co.	1.82%
Eli Lilly & Co.	1.77%
Celgene Corp.	1.77%
Anadarko Petroleum Corp.	1.73%
Watson Pharmaceuticals, Inc.	1.67%
URS Corp.	1.63%

Holdings by Sector*	% of Investments

Consumer Discretionary	12.40%
Consumer Staples	5.46%
Energy	12.78%
Financials	24.94%
Health Care	18.80%
Industrials	5.80%
Information Technology	8.66%
Materials	4.66%
Telecommunication Services	2.82%
Utilities	3.36%
Short-Term Investment	0.32%

Total	100.00%

* A sector may comprise several industries

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments

SBA Communications Corp. Class A	1.79%
Agilent Technologies, Inc.	1.79%
AMETEK, Inc.	1.70%
Watson Pharmaceuticals, Inc.	1.63%
Bed Bath & Beyond, Inc.	1.55%
Whole Foods Market, Inc.	1.53%
VF Corp.	1.51%
Kansas City Southern	1.48%
Catamaran Corp.	1.41%
BorgWarner, Inc.	1.41%

89

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments

Consumer Discretionary	25.07%
Consumer Staples	3.88%
Energy	7.19%
Financials	9.96%
Health Care	12.46%
Industrials	12.39%
Information Technology	20.51%
Materials	6.75%
Telecommunication Services	1.79%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments

Alliance Data Systems Corp., 6.375%, 4/1/2020	0.88%
Air Medical Group Holdings, Bridge Term Loan, 11/29/2013	0.74%
Intelsat Bermuda Ltd. (Luxembourg) PIK, 11.50%, 2/4/2017	0.72%
Sprint Nextel Corp., 9.00%, 11/15/2018	0.69%
Liberty Mutual Group, Inc., 10.75%, 6/15/2058	0.63%
MEG Energy Corp. (Canada), 6.50%, 3/15/2021	0.62%
LBG Capital No.1 plc, 8.00%, 12/31/2049	0.58%
AMC Networks, Inc., 7.75%, 7/15/2021	0.58%
HCA, Inc., 6.50%, 2/15/2020	0.57%
First Data Corp., 12.625%, 1/15/2021	0.57%

Holdings by Sector*	% of Investments

Automotive	2.30%
Banking	3.91%
Basic Industry	9.35%
Capital Goods	4.26%
Commercial Mortgage Backed	2.12%
Consumer Cyclical	5.09%
Consumer Non-Cyclical	6.71%
Energy	14.00%
Financial Services	4.51%
Foreign Government	0.41%
Healthcare	7.84%
Insurance	1.55%
Media	7.58%
Real Estate	0.24%
Services	13.39%
Technology & Electronics	4.60%
Telecommunications	7.14%
Utility	3.95%
Short-Term Investment	1.05%

Total	100.00%

* A sector may comprise several industries

90

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Core Equity Fund

Ten Largest Holdings	% of Investments

Samsung Electronics Co., Ltd.	2.21%
Roche Holding Ltd. AG	2.18%
Toyota Motor Corp.	2.18%
Rio Tinto plc ADR	2.09%
Barclays plc	1.94%
Vivendi SA	1.91%
Telenor ASA	1.89%
ING Groep NV CVA	1.87%
Lloyds Banking Group plc	1.79%
Hitachi Ltd.	1.78%

Holdings by Sector*	% of Investments

Consumer Discretionary	9.83%
Consumer Staples	11.15%
Energy	6.38%
Financials	26.11%
Health Care	7.99%
Industrials	12.07%
Information Technology	6.01%
Materials	10.09%
Telecommunication Services	5.94%
Utilities	3.67%
Short-Term Investment	0.76%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments

Atlantia SpA	2.02%
Vivendi SA	1.96%
Telenor ASA	1.92%
Spark Infrastructure Group	1.81%
Aviva plc	1.76%
Repsol SA	1.75%
Prudential plc	1.72%
KT&G Corp.	1.71%
Roche Holding Ltd. AG	1.70%
Toyota Motor Corp.	1.66%

91

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments

Consumer Discretionary	9.85%
Consumer Staples	8.60%
Energy	9.37%
Financials	21.29%
Health Care	3.82%
Industrials	12.04%
Information Technology	2.97%
Materials	6.44%
Telecommunication Services	14.10%
Utilities	10.04%
Short-Term Investment	1.48%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments

easyJet plc	2.03%
Techtronic Industries Co.	1.83%
Tokyo Tatemono Co., Ltd.	1.70%
Catlin Group Ltd.	1.68%
Park24 Co., Ltd.	1.67%
REXLot Holdings Ltd.	1.62%
Ashtead Group plc	1.55%
Symrise GmbH & Co. AG	1.49%
FP Corp.	1.47%
Don Quijote Co., Ltd.	1.46%

Holdings by Sector*	% of Investments

Consumer Discretionary	19.80%
Consumer Staples	8.41%
Energy	5.63%
Financials	21.54%
Health Care	2.82%
Industrials	19.47%
Information Technology	8.64%
Materials	7.83%
Telecommunication Services	0.86%
Utilities	3.28%
Short-Term Investment	1.72%

Total	100.00%

* A sector may comprise several industries.

92

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Lord Abbett Mid-Cap Value Fund, Inc.)

Ten Largest Holdings	% of Investments

Interpublic Group of Cos., Inc. (The)	2.03%
Watson Pharmaceuticals, Inc.	1.99%
Mylan, Inc.	1.84%
Bunge Ltd.	1.68%
Jones Lang LaSalle, Inc.	1.67%
URS Corp.	1.64%
Ashland, Inc.	1.57%
International Paper Co.	1.54%
CIGNA Corp.	1.53%
Fiserv, Inc.	1.52%

Holdings by Sector*	% of Investments

Consumer Discretionary	9.91%
Consumer Staples	4.20%
Energy	8.36%
Financials	28.26%
Health Care	10.88%
Industrials	11.65%
Information Technology	8.48%
Materials	9.08%
Telecommunication Services	1.15%
Utilities	5.65%
Short-Term Investment	2.38%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments

Georgia-Pacific LLC, 8.25%, 5/1/2016	0.87%
Virgin Media Secured Finance plc, 6.50%, 1/15/2018	0.60%
Greenwich Capital Commercial Funding Corp. 2007-GG11 A4, 5.736%, 12/10/2049	0.48%
Federal Home Loan Mortgage Corp., 2.685%, 2/1/2035	0.47%
Anglo American Capital plc, 9.375%, 4/8/2019	0.46%
Hewlett-Packard Co., 4.50%, 3/1/2013	0.45%
SLM Student Loan Trust 2010-A 2A, 1.208%, 10/15/2024	0.44%
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM, 5.591%, 4/15/2047	0.44%
Federal National Mortgage Assoc., 2.47%, 1/1/2036	0.44%
Banc of America Large Loan, Inc. 2009-FDG A, 5.204%, 1/25/2042	0.42%

93

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments

Auto	0.95%
Basic Industry	2.37%
Capital Goods	0.06%
Consumer Cyclicals	2.20%
Consumer Discretionary	1.90%
Consumer Non-Cyclical	0.08%
Consumer Services	0.80%
Consumer Staples	1.37%
Energy	5.03%
Financial Services	53.64%
Foreign Government	0.92%
U.S. Government	10.51%
Health Care	1.67%
Integrated Oils	2.37%
Materials and Processing	3.57%
Municipal	0.24%
Other	0.10%
Producer Durables	0.54%
Technology	2.86%
Telecommunications	2.97%
Transportation	1.32%
Utilities	2.45%
Short-Term Investment	2.08%

Total	100.00%

* A sector may comprise several industries

Lord Abbett Stock Appreciation Fund

Ten Largest Holdings	% of Investments

Facebook, Inc. Class A	5.21%
Apple, Inc.	4.11%
Google, Inc. Class A	3.93%
QUALCOMM, Inc.	3.41%
Costco Wholesale Corp.	2.80%
Verizon Communications, Inc.	2.76%
Home Depot, Inc. (The)	2.47%
Walt Disney Co. (The)	2.44%
eBay, Inc.	2.36%
Accenture plc Class A	2.29%

94

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments

Consumer Discretionary	16.58%
Consumer Staples	6.09%
Energy	3.67%
Financials	5.40%
Health Care	12.50%
Industrials	12.24%
Information Technology	37.59%
Materials	3.17%
Telecommunication Services	2.76%

Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments

Watson Pharmaceuticals, Inc.	2.65%
Arch Capital Group Ltd.	2.26%
PerkinElmer, Inc.	2.13%
Chemtura Corp.	1.84%
Reliance Steel & Aluminum Co.	1.77%
Rock-Tenn Co. Class A	1.75%
Nuance Communications, Inc.	1.72%
Jacobs Engineering Group, Inc.	1.64%
Comerica, Inc.	1.63%
PVH Corp.	1.63%

Holdings by Sector*	% of Investments

Consumer Discretionary	10.64%
Consumer Staples	5.34%
Energy	5.57%
Financials	23.92%
Health Care	9.77%
Industrials	12.13%
Information Technology	15.41%
Materials	11.37%
Utilities	5.85%

Total	100.00%

* A sector may comprise several industries.

95

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee
The following Trustee is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
(1954)		Other Directorships: None.

Independent Trustees
The following Independent Trustees also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

96

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010).
c/o Legal Dept.
90 Hudson Street Jersey City, NJ 07302 (1955)		Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).
c/o Legal Dept.
90 Hudson Street Jersey City, NJ 07302 (1946)

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).
c/o Legal Dept.
90 Hudson Street Jersey City, NJ 07302 (1947)

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).
c/o Legal Dept.
90 Hudson Street Jersey City, NJ 07302 (1947)		Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

97

Basic Information About Management (continued)

Officers
None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

98

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Francis T. Timons (1969)	Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

99

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and the qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Balanced Strategy Fund	18.37%	38.22%
Diversified Equity Strategy Fund	100.00%	100.00%
Diversified Income Strategy Fund	5.16%	15.26%
Growth & Income Strategy Fund	17.37%	47.07%

Additionally, of the distributions paid to shareholders by Diversified Income Strategy Fund during the fiscal year ended November 30, 2012, $1,993,052 represents long-term capital gains.

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Balanced Strategy Fund	$9,264,336	$787,579
Diversified Income Strategy Fund	2,486,961	214,885
Growth & Income Strategy Fund	7,128,622	540,773

100

Lord Abbett Investment Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Balanced Strategy Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
	Lord Abbett Growth & Income Strategy Fund	LASAF-2-1112
Lord Abbett mutual fund shares are distributed by		(01/13)
LORD ABBETT DISTRIBUTOR LLC.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Core Fixed Income Fund

Total Return Fund

For the fiscal year ended November 30, 2012

Lord Abbett Investment Trust
Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund Annual Report
For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

For the fiscal year ended November 30, 2012, Core Fixed Income Fund returned 6.94%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,1 which returned 5.51% over the same period.

          During the same 12-month period, Total Return Fund returned 8.73%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index,2 which returned 6.75% over the same period.

          Credit risk sectors of the bond market outperformed Treasuries during the period due to further monetary policy support in the United States and globally. Corporate spreads versus Treasuries tightened during the period. Demand for corporate bonds was strong as investors continued to reach for yield amid an environment of historically low interest rates.

          Investors’ increased willingness to assume credit risk led to outperformance of lower-rated investment-grade corporate bonds over higher-rated issues. The holdings in investment-grade corporates helped relative performance, as the Funds concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. For Total Return Fund, contributing to the Fund’s relative performance was its exposure to high-yield corporate bonds; however, their contribution was reduced by security selection within the sector, where the more highly rated ‘BB’ and ‘B’ credits in the Fund’s portfolio lagged other similarly rated bonds.

1

          Another significant factor contributing to the relative Funds’ performance was an overweight in CMBS. Security selection within fixed-rate mortgage-backed securities was another factor contributing to the Funds’ overall performance during the period. The Funds favored 30-year pass-through securities over 15-year pass-throughs, which performed well during the period.

          An underweight in sovereign bonds detracted from the Funds’ relative performance, as sovereign bonds were one of the best-performing sectors of the bond market during the period. Another detractor from the Funds’ relative performance was an underweight to agency debentures. Taxable municipal bonds generally outperformed Treasuries during the period as demand has been strong due to the yield advantage over Treasuries and lower default rates relative to corporate bonds. However, security selection within the municipals sector was a slight detractor from relative Fund performance.

          Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

[1]

The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

[2]

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

2

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.52%	6.25%	5.26%	–
Class B4	1.11%	5.67%	4.96%	–
Class C5	5.28%	6.05%	4.83%	–
Class F6	7.14%	6.91%	–	7.14%
Class I7	7.25%	7.03%	5.84%	–
Class P7	6.67%	6.54%	5.35%	–
Class R2[8]	6.52%	6.41%	–	6.64%
Class R3[9]	6.63%	6.50%	–	6.74%

Standardized Yield for the Period Ended November 30, 2012

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
1.12%	0.37%	0.51%	1.25%	1.35%	0.91%	0.76%	0.86%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

3

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	6.30%	6.76%	5.68%	–
Class B4	2.76%	6.14%	5.37%	–
Class C5	7.04%	6.55%	5.24%	–
Class F6	8.74%	7.39%	–	7.54%
Class I7	8.94%	7.55%	6.25%	–
Class P7	8.44%	7.06%	5.80%	–
Class R2[8]	8.30%	6.92%	–	7.07%
Class R3[9]	8.42%	7.02%	–	7.17%

Standardized Yield for the Period Ended November 30, 2012

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
1.92%	1.19%	1.32%	2.07%	2.17%	1.72%	1.56%	1.68%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Examples

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 6/1/12 –11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Core Fixed Income Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,026.60	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.45
Class B
Actual	$1,000.00	$1,022.60	$8.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.62	$8.47
Class C
Actual	$1,000.00	$1,023.30	$7.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.37	$7.72
Class F
Actual	$1,000.00	$1,027.10	$3.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$3.94
Class I
Actual	$1,000.00	$1,027.60	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.44
Class P
Actual	$1,000.00	$1,025.30	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.37	$5.70
Class R2
Actual	$1,000.00	$1,024.60	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.61	$6.46
Class R3
Actual	$1,000.00	$1,025.10	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.13	$5.94

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.88% for Class A, 1.68% for Class B, 1.53% for Class C, 0.78% for Class F, 0.68% for Class I, 1.13% for Class P, 1.28% for Class R2 and 1.18% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Auto	0.43%
Basic Industry	0.82%
Consumer Cyclicals	1.46%
Consumer Discretionary	0.14%
Consumer Services	1.95%
Energy	2.04%
Financial Services	25.52%
Foreign Government	1.15%
Health Care	0.28%
Integrated Oils	1.45%

Sector*	%**
Materials and Processing	2.61%
Municipal	0.72%
Producer Durables	0.46%
Technology	1.43%
Telecommunications	0.92%
Transportation	0.64%
U.S. Government	51.87%
Utilities	1.25%
Short-Term Investments	4.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Total Return Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,038.10	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.34
Class B
Actual	$1,000.00	$1,034.00	$8.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.68	$8.37
Class C
Actual	$1,000.00	$1,034.70	$7.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.42	$7.67
Class F
Actual	$1,000.00	$1,038.60	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.84
Class I
Actual	$1,000.00	$1,039.10	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.34
Class P
Actual	$1,000.00	$1,036.70	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.62
Class R2
Actual	$1,000.00	$1,037.00	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.67	$6.38
Class R3
Actual	$1,000.00	$1,037.50	$5.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.86

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.86% for Class A, 1.66% for Class B 1.52% for Class C, 0.76% for Class F, 0.66% for Class I, 1.11% for Class P, 1.26% for Class R2 and 1.16% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Auto	0.85%
Basic Industry	1.11%
Consumer Cyclicals	1.69%
Consumer Discretionary	0.34%
Consumer Services	0.65%
Consumer Staples	1.55%
Energy	4.82%
Financial Services	27.66%
Foreign Government	3.32%
Health Care	0.49%

Sector*	%**
Integrated Oils	1.58%
Materials and Processing	4.25%
Municipal	0.66%
Producer Durables	0.60%
Technology	1.58%
Telecommunications	0.93%
Transportation	0.98%
U.S. Government	41.64%
Utilities	2.11%
Short-Term Investments	3.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 115.90%

ASSET-BACKED SECURITIES 12.32%

Automobiles 4.81%
Ally Auto Receivables Trust 2010–4 A3	0.91%	11/17/2014	$1,379	$1,381,716
Ally Auto Receivables Trust 2011–4 A2	0.65%	3/17/2014	175	175,194
Ally Auto Receivables Trust 2012–2 A2	0.56%	10/15/2014	1,014	1,014,856
AmeriCredit Automobile Receivables Trust 2011–2 A2	0.90%	9/8/2014	211	210,700
AmeriCredit Automobile Receivables Trust 2011–3 A2	0.84%	11/10/2014	538	537,945
AmeriCredit Automobile Receivables Trust 2011–4 A2	0.92%	3/9/2015	1,057	1,058,952
AmeriCredit Automobile Receivables Trust 2012–1 A2	0.91%	10/8/2015	3,968	3,978,722
AmeriCredit Automobile Receivables Trust 2012–3 A2	0.71%	12/8/2015	1,485	1,487,686
AmeriCredit Automobile Receivables Trust 2012–4 A2	0.49%	4/8/2016	4,015	4,017,066
BMW Vehicle Lease Trust 2011–1 A3	1.06%	2/20/2014	677	678,639
CarMax Auto Owner Trust 2011–1 A3	1.29%	9/15/2015	1,673	1,682,484
CarMax Auto Owner Trust 2011–2 A2	0.68%	9/15/2014	940	940,344
CarMax Auto Owner Trust 2011–3 A2	0.70%	11/17/2014	1,275	1,276,934
CarMax Auto Owner Trust 2012–1 A2	0.59%	3/16/2015	1,385	1,386,714
CarMax Auto Owner Trust 2012–3 A2	0.43%	9/15/2015	3,330	3,330,942
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	686	686,934
Ford Credit Auto Lease Trust 2011-B A2	0.82%	1/15/2014	826	827,669
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	2,645	2,647,618
Ford Credit Auto Owner Trust 2011-B A2	0.68%	1/15/2014	38	38,153
Harley-Davidson Motorcycle Trust 2011–2 A2	0.71%	5/15/2015	1,139	1,139,822
Huntington Auto Trust 2011–1A A2†	0.76%	4/15/2014	485	485,193
Huntington Auto Trust 2012–1 A2	0.54%	11/17/2014	1,889	1,890,030
Hyundai Auto Receivables Trust 2010-B A3	0.97%	4/15/2015	1,352	1,356,625
Hyundai Auto Receivables Trust 2012-A A2	0.55%	6/16/2014	2,651	2,652,688
Mercedes-Benz Auto Lease Trust 2011–1A A3†	1.18%	11/15/2013	1,844	1,846,537
Mercedes-Benz Auto Lease Trust 2011-B A2†	0.90%	1/15/2014	1,155	1,156,001
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%	4/15/2014	1,588	1,590,178
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%	10/15/2014	1,514	1,514,634

8	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Automobiles (continued)
Santander Drive Auto Receivables Trust 2011–1 A2	0.94%		2/18/2014	$269	$269,109
Santander Drive Auto Receivables Trust 2011–2 A2	1.04%		4/15/2014	475	475,105
Santander Drive Auto Receivables Trust 2011–4 A2	1.37%		3/16/2015	434	435,375
Santander Drive Auto Receivables Trust 2012–1 A2	1.25%		4/15/2015	737	739,798
Santander Drive Auto Receivables Trust 2012–2 A2	0.91%		5/15/2015	2,107	2,112,563
Santander Drive Auto Receivables Trust 2012–3 A2	0.83%		4/15/2015	4,299	4,308,855
Santander Drive Auto Receivables Trust 2012–4 A2	0.79%		8/17/2015	1,740	1,743,705
Volkswagen Auto Lease Trust 2011-A A2	1.00%		2/20/2014	2,478	2,481,771
World Omni Automobile Lease Securitization Trust 2011-A A2	0.81%		10/15/2013	693	693,139

Total					54,250,396

Credit Cards 5.24%
American Express Credit Account Master Trust 2010–1 A	0.458%	#	11/16/2015	500	500,454
Bank One Issuance Trust 2003-A4	0.458%	#	1/15/2016	2,100	2,102,419
Bank One Issuance Trust 2003-A8	0.458%	#	5/16/2016	2,750	2,754,867
Capital One Multi-Asset Execution Trust 2006-A5	0.268%	#	1/15/2016	2,000	1,999,802
Capital One Multi-Asset Execution Trust 2007-A8	0.689%	#	10/15/2015	500	500,051
Capital One Multi-Asset Execution Trust 2008-A3	5.05%		2/15/2016	1,500	1,526,903
Chase Issuance Trust 2004-A8	0.328%	#	9/15/2015	2,500	2,500,415
Chase Issuance Trust 2008-A4	4.65%		3/15/2015	3,250	3,291,468
Chase Issuance Trust 2008-A6	1.408%	#	5/15/2015	1,700	1,709,480
Chase Issuance Trust 2011-A1	0.398%	#	3/16/2015	5,400	5,403,596
Chase Issuance Trust 2011-A2	0.298%	#	5/15/2015	650	650,413
Citibank Credit Card Issuance Trust 2002-A10	0.458%	#	12/17/2014	600	600,074
Citibank Credit Card Issuance Trust 2008-A5	4.85%		4/22/2015	2,710	2,759,102
Citibank Credit Card Issuance Trust 2009-A5	2.25%		12/23/2014	2,000	2,002,449
Citibank Omni Master Trust 2009-A14A†	2.958%	#	8/15/2018	4,000	4,169,712
Discover Card Master Trust 2008-A4	5.65%		12/15/2015	4,350	4,475,337

See Notes to Financial Statements.	9

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Credit Cards (continued)
Discover Card Master Trust 2010-A1	0.858%	#	9/15/2015	$2,410	$2,413,836
Discover Card Master Trust 2011-A2	0.418%	#	11/16/2015	1,407	1,408,231
Discover Card Master Trust 2012-B3	0.659%	#	5/15/2018	1,650	1,651,222
Discover Card Master Trust I 2006–2 A3	0.288%	#	1/19/2016	1,400	1,400,619
Dryrock Issuance Trust 2012–1 A	0.358%	#	8/15/2017	1,500	1,500,555
Dryrock Issuance Trust 2012–2 A	0.64%		8/15/2018	1,350	1,351,769
GE Capital Credit Card Master Note Trust 2010–3 A	2.21%		6/15/2016	2,200	2,221,493
MBNA Credit Card Master Note Trust 2005-A10	0.268%	#	11/16/2015	404	404,089
MBNA Credit Card Master Note Trust 2006-A5	0.268%	#	10/15/2015	4,250	4,248,595
World Financial Network Credit Card Master Trust 2006-A†	0.338%	#	2/15/2017	4,000	3,999,390
World Financial Network Credit Card Master Trust 2009-D A	4.66%		5/15/2017	1,400	1,436,092

Total					58,982,433

Home Equity 0.02%
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	221	218,062

Other 2.25%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.538%	#	6/25/2035	596	592,372
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A1†	1.34%		10/15/2043	1,360	1,366,868
HLSS Servicer Advance Receivables Backed Notes 2012-T2 B1†	1.74%		10/15/2043	640	643,429
HLSS Servicer Advance Receivables Backed Notes 2012-T2 B2†	2.48%		10/15/2045	640	645,415
HLSS Servicer Advance Receivables Backed Notes 2012-T2 C2†	3.96%		10/15/2045	325	331,901
HLSS Servicer Advance Receivables Backed Notes 2012-T2 D2†	4.94%		10/15/2045	360	368,016
Illinois Student Assistance Commission 2010–1 A2	1.365%	#	4/25/2022	1,465	1,483,900
SLM Student Loan Trust 2006–2 A5	0.425%	#	7/25/2025	2,600	2,518,248
SLM Student Loan Trust 2008–3 A3	1.315%	#	10/25/2021	1,020	1,022,260
SLM Student Loan Trust 2008–4 A4	1.965%	#	7/25/2022	2,545	2,676,466
SLM Student Loan Trust 2008–5 A4	2.015%	#	7/25/2023	5,685	6,003,968
SLM Student Loan Trust 2010-A 2A†	3.458%	#	5/16/2044	2,382	2,514,345

10	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Other (continued)
SLM Student Loan Trust 2010-C A1†	1.858%	#	12/15/2017	$1,008	$1,009,532
SLM Student Loan Trust 2011–1 A2	1.358%	#	10/25/2034	1,600	1,649,176
SLM Student Loan Trust 2012-C A1†	1.308%	#	8/15/2023	1,229	1,237,631
Structured Asset Securities Corp. 2005-WF1 A3	0.538%	#	2/25/2035	1,347	1,309,390

Total					25,372,917

Total Asset-Backed Securities (cost $138,597,021)					138,823,808

CORPORATE BONDS 31.85%

Aerospace/Defense 0.05%
Embraer SA (Brazil)(a)	5.15%		6/15/2022	521	566,587

Auto Parts: Original Equipment 0.25%
BorgWarner, Inc.	8.00%		10/1/2019	2,342	2,870,287

Automotive 0.27%
Ford Motor Co.	6.375%		2/1/2029	697	765,940
Ford Motor Co.	7.45%		7/16/2031	997	1,256,220
Kia Motors Corp. (South Korea)†(a)	3.625%		6/14/2016	1,000	1,060,018

Total					3,082,178

Banks: Diversified 5.23%
Banco Bradesco SA†	5.75%		3/1/2022	829	889,103
Banco Bradesco SA†	5.90%		1/16/2021	400	433,000
Banco del Estado de Chile (Chile)†(a)	3.875%		2/8/2022	400	427,367
Banco do Brasil SA	3.875%		10/10/2022	450	452,025
BanColombia SA (Colombia)(a)	5.125%		9/11/2022	550	573,375
Bank of America Corp.	5.625%		7/1/2020	1,120	1,324,374
Bank of America Corp.	7.625%		6/1/2019	4,780	6,119,863
Bank of Nova Scotia (Canada)†(a)	2.15%		8/3/2016	2,240	2,358,787
Canadian Imperial Bank of Commerce (Canada)†(a)	2.00%		2/4/2013	2,420	2,426,875
Citigroup, Inc.	5.50%		4/11/2013	1,644	1,671,770
Citigroup, Inc.	6.125%		5/15/2018	224	268,393
Citigroup, Inc.	8.50%		5/22/2019	2,025	2,712,907
Discover Bank	8.70%		11/18/2019	755	1,001,952
DnB NOR Boligkreditt AS (Norway)†(a)	2.10%		10/14/2016	3,200	3,325,939
First Citizens St. Lucia Ltd. (Saint Lucia)†(a)	4.903%		2/9/2016	425	449,508
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	7,550	9,490,644
Industrial Senior Trust†	5.50%		11/1/2022	200	201,000
Itau Unibanco Holding SA†	5.125%		5/13/2023	250	254,375

See Notes to Financial Statements.	11

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Itau Unibanco Holding SA†	5.50%	8/6/2022	$900	$942,750
JPMorgan Chase & Co.	4.35%	8/15/2021	3,000	3,368,598
JPMorgan Chase & Co.	4.50%	1/24/2022	2,054	2,328,211
JPMorgan Chase & Co.	6.30%	4/23/2019	603	746,186
Morgan Stanley	5.75%	1/25/2021	800	915,457
Morgan Stanley	6.00%	4/28/2015	1,100	1,199,298
Morgan Stanley	6.25%	8/28/2017	2,390	2,694,462
Nordea Eiendomskreditt AS (Norway)†(a)	2.125%	9/22/2016	2,260	2,344,187
PKO Finance AB (Sweden)†(a)	4.63%	9/26/2022	1,200	1,239,000
Sberbank of Russia via SB Capital SA (Luxembourg)†(a)	5.125%	10/29/2022	1,220	1,236,592
Sparebank 1 Boligkreditt AS (Norway)†(a)	2.30%	6/30/2018	3,220	3,382,852
Westpac Banking Corp. (Australia)†(a)	2.90%	9/10/2014	4,000	4,173,164

Total				58,952,014

Banks: Money Center 0.67%
BBVA Banco Continental SA (Peru)†(a)	5.00%	8/26/2022	200	215,760
Export-Import Bank of Korea (South Korea)(a)	3.75%	10/20/2016	650	705,470
Huntington Bancshares, Inc.	7.00%	12/15/2020	1,519	1,854,820
SVB Financial Group	5.375%	9/15/2020	2,150	2,444,875
Zions Bancorporation	4.50%	3/27/2017	2,230	2,344,134

Total				7,565,059

Beverages 0.50%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)†(a)	3.375%	11/1/2022	500	498,750
Anheuser-Busch InBev Worldwide, Inc.	2.50%	3/26/2013	1,151	1,158,204
Beam, Inc.	5.875%	1/15/2036	423	501,593
Pernod Ricard SA (France)†(a)	5.75%	4/7/2021	2,930	3,501,089

Total				5,659,636

Biotechnology Research & Production 0.03%
Laboratory Corp. of America Holdings	5.50%	2/1/2013	367	369,499

Broadcasting 0.09%
Cox Communications, Inc.†	3.25%	12/15/2022	1,000	1,014,468

Brokers 0.29%
Raymond James Financial, Inc.	8.60%	8/15/2019	2,531	3,223,833

12	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Building Materials 0.36%
Owens Corning, Inc.	9.00%	6/15/2019	$705	$890,419
Voto-Votorantim Ltd.†	6.75%	4/5/2021	1,250	1,470,313
Votorantim Cimentos SA (Brazil)†(a)	7.25%	4/5/2041	1,200	1,329,000
Votorantim Overseas IV†	7.75%	6/24/2020	250	306,250

Total				3,995,982

Business Services 0.15%
Verisk Analytics, Inc.	4.125%	9/12/2022	480	494,152
Verisk Analytics, Inc.	4.875%	1/15/2019	550	595,006
Verisk Analytics, Inc.	5.80%	5/1/2021	500	567,087

Total				1,656,245

Cable Services 0.64%
Comcast Corp.	7.05%	3/15/2033	575	784,141
Historic TW, Inc.	9.125%	1/15/2013	2,398	2,419,961
Time Warner Cable, Inc.	6.55%	5/1/2037	790	988,132
Time Warner Cable, Inc.	7.30%	7/1/2038	2,217	2,969,949

Total				7,162,183

Chemicals 0.86%
Airgas, Inc.	2.90%	11/15/2022	1,078	1,073,293
Airgas, Inc.	7.125%	10/1/2018	1,046	1,120,887
CF Industries, Inc.	7.125%	5/1/2020	775	981,081
Incitec Pivot Finance LLC†	6.00%	12/10/2019	2,782	3,131,842
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	2,000	2,194,470
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	700	742,000
Mexichem SAB de CV (Mexico)†(a)	6.75%	9/19/2042	400	437,000

Total				9,680,573

Computer Hardware 0.74%
Hewlett-Packard Co.	4.50%	3/1/2013	5,847	5,890,706
Hewlett-Packard Co.	4.65%	12/9/2021	2,515	2,437,387

Total				8,328,093

Computer Software 0.34%
BMC Software, Inc.	7.25%	6/1/2018	3,230	3,772,517

Construction/Homebuilding 0.09%
Odebrecht Finance Ltd.†	7.125%	6/26/2042	850	988,125

See Notes to Financial Statements.	13

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Consumer Products 0.07%
Tupperware Brands Corp.	4.75%	6/1/2021	$761	$818,392

Containers 0.20%
Rock-Tenn Co.†	4.90%	3/1/2022	2,091	2,288,984

Copper 0.10%
Southern Copper Corp.	5.25%	11/8/2042	1,117	1,099,430

Electric: Power 1.13%
Black Hills Corp.	9.00%	5/15/2014	878	972,067
CEZ as (Czech Republic)†(a)	4.25%	4/3/2022	375	402,375
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	2,944	3,603,627
National Fuel Gas Co.	8.75%	5/1/2019	825	1,069,867
Oncor Electric Delivery Co. LLC	4.10%	6/1/2022	587	638,408
Oncor Electric Delivery Co. LLC	7.00%	9/1/2022	677	862,645
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	567	779,686
Perusahaan Listrik Negara PT (Indonesia)†(a)	5.25%	10/24/2042	300	310,500
PPL WEM Holdings plc (United Kingdom)†(a)	5.375%	5/1/2021	1,650	1,873,420
Texas-New Mexico Power Co.†	9.50%	4/1/2019	1,650	2,237,085

Total				12,749,680

Electronics 0.05%
PerkinElmer, Inc.	5.00%	11/15/2021	475	530,627

Electronics: Semi-Conductors/Components 0.43%
KLA-Tencor Corp.	6.90%	5/1/2018	4,009	4,850,914

Energy Equipment & Services 0.61%
Alta Wind Holdings LLC†	7.00%	6/30/2035	1,114	1,201,646
Cameron International Corp.	7.00%	7/15/2038	283	391,801
Energy Transfer Partners LP	5.95%	2/1/2015	1,663	1,826,927
Energy Transfer Partners LP	6.625%	10/15/2036	500	595,567
EQT Corp.	6.50%	4/1/2018	400	464,571
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	2,110	2,359,041

Total				6,839,553

Fertilizers 0.02%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	175	224,372

14	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Financial Services 3.08%
BM&FBOVESPA SA (Brazil)†(a)	5.50%	7/16/2020	$600	$684,000
Credit Suisse AG (Guernsey)†(a)	1.625%	3/6/2015	2,020	2,064,596
Discover Financial Services†	3.85%	11/21/2022	3,030	3,059,730
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(a)	5.125%	11/30/2024	400	415,000
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	675	682,515
FMR LLC†	6.45%	11/15/2039	1,650	2,069,364
FMR LLC†	7.49%	6/15/2019	400	499,536
General Electric Capital Corp.	5.40%	9/20/2013	4,475	4,651,355
General Electric Capital Corp.	6.75%	3/15/2032	3,970	5,195,241
General Electric Capital Corp.	6.875%	1/10/2039	4,575	6,229,027
Hyundai Capital Services, Inc. (South Korea)†(a)	4.375%	7/27/2016	700	757,420
Merrill Lynch & Co., Inc.	5.45%	2/5/2013	2,100	2,117,564
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	855	935,287
Merrill Lynch & Co., Inc.	6.15%	4/25/2013	1,000	1,021,070
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	1,400	1,443,655
Woodside Finance Ltd. (Australia)†(a)	8.75%	3/1/2019	2,120	2,818,555

Total				34,643,915

Financial: Miscellaneous 0.92%
Block Financial LLC	5.50%	11/1/2022	1,025	1,054,409
Compagnie de Financement Foncier SA (France)†(a)	2.125%	4/22/2013	2,700	2,714,839
Compagnie de Financement Foncier SA (France)†(a)	2.25%	3/7/2014	2,900	2,954,926
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	2,010	2,190,215
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	1,286	1,399,045

Total				10,313,434

Food 0.87%
Cencosud SA (Chile)†(a)(b)	4.875%	1/20/2023	550	553,530
Kellogg Co.	4.25%	3/6/2013	1,171	1,182,296
Kellogg Co.	5.125%	12/3/2012	3,748	3,748,000
Mondelez International, Inc.	6.00%	2/11/2013	4,234	4,274,147

Total				9,757,973

Health Care Services 0.31%
Dignity Health	4.50%	11/1/2042	1,075	1,074,050
Medco Health Solutions, Inc.	6.125%	3/15/2013	2,359	2,396,201

Total				3,470,251

See Notes to Financial Statements.	15

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Insurance 0.75%
American International Group, Inc.	4.875%	9/15/2016	$395	$442,570
Fidelity National Financial, Inc.	6.60%	5/15/2017	1,052	1,193,093
Liberty Mutual Group, Inc.†	4.95%	5/1/2022	946	1,028,909
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	1,025	1,115,004
Liberty Mutual Group, Inc.†	6.50%	3/15/2035	471	518,784
Markel Corp.	7.125%	9/30/2019	2,227	2,711,181
Willis North America, Inc.	7.00%	9/29/2019	1,180	1,417,862

Total				8,427,403

Investment Management Companies 0.30%
Lazard Group LLC	7.125%	5/15/2015	2,583	2,865,632
Oaktree Capital Management LP†	6.75%	12/2/2019	442	486,046

Total				3,351,678

Leasing 0.04%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	7/11/2014	427	431,858

Leisure 0.13%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	1,100	1,479,201

Lodging 0.12%
Hyatt Hotels Corp.†	6.875%	8/15/2019	1,156	1,367,212

Machinery: Agricultural 0.34%
Lorillard Tobacco Co.	8.125%	6/23/2019	1,140	1,463,072
Lorillard Tobacco Co.	8.125%	5/1/2040	1,788	2,411,887

Total				3,874,959

Machinery: Oil Well Equipment & Services 0.20%
Pride International, Inc.	8.50%	6/15/2019	1,652	2,214,759

Manufacturing 0.21%
Hillenbrand, Inc.	5.50%	7/15/2020	2,192	2,393,646

Media 0.59%
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	2,550	2,811,375
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	1,152	1,168,828
NBCUniversal Media LLC	6.40%	4/30/2040	1,485	1,911,338
News America, Inc.	6.90%	8/15/2039	581	778,021

Total				6,669,562

16	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Metals & Minerals: Miscellaneous 0.86%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2019	$3,084	$4,023,226
AngloGold Ashanti Holdings plc (United Kingdom)(a)	6.50%	4/15/2040	2,283	2,249,757
Gold Fields Orogen Holding BVI Ltd.†	4.875%	10/7/2020	2,325	2,256,180
Newcrest Finance Pty Ltd. (Australia)†(a)	4.20%	10/1/2022	1,089	1,129,723

Total				9,658,886

Natural Gas 0.32%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	885	1,147,549
SourceGas LLC†	5.90%	4/1/2017	886	965,809
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	1,000	1,481,263

Total				3,594,621

Oil 0.66%
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	3,404	4,312,786
Gazprom Neft OAO via GPN Capital SA (Luxembourg)†(a)	4.375%	9/19/2022	600	609,300
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	9.75%	8/14/2019	350	466,375
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	1,200	1,267,720
Valero Energy Corp.	10.50%	3/15/2039	505	806,904

Total				7,463,085

Oil: Crude Producers 0.58%
AK Transneft OJSC via TransCapitalInvest Ltd. (Ireland)†(a)	5.67%	3/5/2014	650	684,730
Enbridge Energy Partners LP	9.875%	3/1/2019	957	1,307,076
Enterprise Products Operating LLC	7.55%	4/15/2038	1,031	1,407,363
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	1,682	1,775,992
Murphy Oil Corp.	2.50%	12/1/2017	575	579,091
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%	3/20/2022	700	777,000

Total				6,531,252

Oil: Integrated Domestic 0.57%
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	1,000	1,297,337
Korea National Oil Corp. (South Korea)†(a)	2.875%	11/9/2015	1,600	1,668,309
Korea National Oil Corp. (South Korea)†(a)	5.375%	7/30/2014	1,000	1,068,900
Questar Gas Co.	7.20%	4/1/2038	350	501,121
Rowan Cos., Inc.	7.875%	8/1/2019	1,548	1,932,189

Total				6,467,856

See Notes to Financial Statements.	17

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International 1.20%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	$3,675	$3,906,804
Petrobras International Finance Co. (Brazil)(a)	5.375%	1/27/2021	1,150	1,299,028
Petrobras International Finance Co. (Brazil)(a)	6.875%	1/20/2040	707	904,703
Petrohawk Energy Corp.	7.25%	8/15/2018	1,090	1,242,448
Petrohawk Energy Corp.	10.50%	8/1/2014	1,120	1,198,856
Transocean, Inc.	6.375%	12/15/2021	354	428,501
Transocean, Inc.	7.375%	4/15/2018	1,158	1,393,241
Weatherford International Ltd.	4.50%	4/15/2022	995	1,020,356
Weatherford International Ltd.	9.875%	3/1/2039	1,575	2,174,858

Total				13,568,795

Paper & Forest Products 0.77%
Georgia-Pacific LLC†	8.25%	5/1/2016	1,485	1,590,763
Georgia-Pacific LLC	8.875%	5/15/2031	2,475	3,774,717
International Paper Co.	9.375%	5/15/2019	829	1,150,054
Plum Creek Timberlands LP	4.70%	3/15/2021	2,007	2,196,655

Total				8,712,189

Real Estate Investment Trusts 1.14%
American Tower Corp.	4.50%	1/15/2018	1,000	1,099,008
American Tower Corp.	4.70%	3/15/2022	658	728,249
EPR Properties	7.75%	7/15/2020	1,478	1,729,176
Goodman Funding Pty Ltd. (Australia)†(a)	6.375%	11/12/2020	1,600	1,811,869
HCP, Inc.	6.00%	1/30/2017	3,000	3,459,252
Health Care REIT, Inc.(b)	2.25%	3/15/2018	925	925,959
Health Care REIT, Inc.	5.25%	1/15/2022	700	790,115
Weyerhaeuser Co.	7.375%	10/1/2019	1,849	2,308,232

Total				12,851,860

Retail 0.89%
Amazon.com, Inc.	2.50%	11/29/2022	575	573,435
Family Dollar Stores, Inc.	5.00%	2/1/2021	938	1,020,991
Lotte Shopping Co., Ltd. (South Korea)†(a)	3.375%	5/9/2017	1,400	1,458,467
Macy’s Retail Holdings, Inc.	5.875%	1/15/2013	2,000	2,010,486
QVC, Inc.†	7.375%	10/15/2020	4,503	4,995,241

Total				10,058,620

Savings & Loan 0.36%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	3,400	4,064,758

18	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Steel 0.94%
Allegheny Ludlum Corp.	6.95%	12/15/2025	$200	$238,472
Allegheny Technologies, Inc.	9.375%	6/1/2019	3,700	4,745,909
Gerdau Trade, Inc.†	5.75%	1/30/2021	600	660,780
OJSC Novolipetsk Steel via Steel Funding Ltd. (Ireland)†(a)	4.95%	9/26/2019	1,100	1,098,162
Samarco Mineracao SA (Brazil)†(a)	4.125%	11/1/2022	750	751,875
Valmont Industries, Inc.	6.625%	4/20/2020	2,559	3,047,042

Total				10,542,240

Technology 0.10%
Baidu, Inc. (China)(a)	3.50%	11/28/2022	1,100	1,118,834

Telecommunications 0.83%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	692	738,710
CenturyLink, Inc.	6.45%	6/15/2021	2,189	2,410,174
Comcast Cable Communications Holdings, Inc.	8.375%	3/15/2013	5,544	5,665,364
Telemar Norte Leste SA (Brazil)†(a)	5.50%	10/23/2020	479	498,160

Total				9,312,408

Telephone-Long Distance 0.03%
America Movil SAB de CV (Mexico)(a)	4.375%	7/16/2042	300	312,184

Tobacco 0.44%
Altria Group, Inc.	9.95%	11/10/2038	2,998	4,972,246

Transportation: Miscellaneous 0.74%
Asciano Finance Ltd. (Australia)†(a)	4.625%	9/23/2020	1,420	1,468,779
Asciano Finance Ltd. (Australia)†(a)	5.00%	4/7/2018	1,087	1,167,477
Kazakhstan Temir Zholy Finance BV (Netherlands)†(a)	6.95%	7/10/2042	690	855,600
Transnet SOC Ltd. (South Africa)†(a)	4.00%	7/26/2022	1,000	1,000,000
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	3,475	3,890,186

Total				8,382,042

Utilities 0.33%
Public Service Co. of New Mexico	7.95%	5/15/2018	1,092	1,329,265
Williams Cos., Inc. (The)	8.75%	3/15/2032	1,744	2,382,639

Total				3,711,904

Utilities: Electrical 0.06%
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.50%	10/27/2036	540	704,700

Total Corporate Bonds (cost $335,660,963)				358,713,562

See Notes to Financial Statements.	19

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

FOREIGN GOVERNMENT OBLIGATIONS 1.46%

Aruba 0.13%
Aruba Government†	4.625%	9/14/2023	$1,450	$1,454,350

Bahamas 0.06%
Commonwealth of Bahamas†	6.95%	11/20/2029	588	717,056

Bermuda 0.20%
Bermuda Government†	4.138%	1/3/2023	1,050	1,124,511
Bermuda Government†	5.603%	7/20/2020	1,000	1,174,358

Total				2,298,869

Brazil 0.07%
Federal Republic of Brazil(a)	5.625%	1/7/2041	625	828,125

Cayman Islands 0.13%
Cayman Islands Government†	5.95%	11/24/2019	1,200	1,418,064

Chile 0.06%
Chile Government International Bond(a)	2.25%	10/30/2022	400	398,800
Chile Government International Bond(a)	3.625%	10/30/2042	300	303,000

Total				701,800

Croatia 0.02%
Republic of Croatia†(a)	6.25%	4/27/2017	200	221,000

Iceland 0.06%
Republic of Iceland†(a)	5.875%	5/11/2022	600	656,699

Indonesia 0.17%
Perusahaan Penerbit SBSN†(a)	3.30%	11/21/2022	900	936,000
Republic of Indonesia†(a)	5.25%	1/17/2042	820	966,575

Total				1,902,575

Mexico 0.04%
United Mexican States(a)	4.75%	3/8/2044	450	515,700

Panama 0.05%
Republic of Panama(a)	6.70%	1/26/2036	384	549,504

Peru 0.08%
Republic of Peru(a)	6.55%	3/14/2037	611	896,643

20	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Qatar 0.07%
State of Qatar†(a)	3.125%	1/20/2017	$750	$795,000

Russia 0.23%
Russia Eurobonds†(a)	3.625%	4/29/2015	2,400	2,548,584

Slovenia 0.09%
Slovenia Government International Bond†(a)	5.50%	10/26/2022	1,000	1,000,400

Total Foreign Government Obligations (cost $15,188,064)				16,504,369

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 26.38%
Federal Home Loan Mortgage Corp.(c)	3.00%	TBA	93,700	98,217,875
Federal Home Loan Mortgage Corp.(c)	3.50%	TBA	54,300	57,770,112
Federal Home Loan Mortgage Corp.(c)	4.00%	TBA	26,000	27,726,564
Federal Home Loan Mortgage Corp.	5.00%	11/1/2017 - 6/1/2026	11,995	12,942,485
Federal National Mortgage Assoc.(c)	3.00%	TBA	11,000	11,577,500
Federal National Mortgage Assoc.(c)	4.50%	TBA	3,600	3,873,375
Federal National Mortgage Assoc.(c)	5.50%	TBA	36,000	39,133,134
Federal National Mortgage Assoc.	5.50%	9/1/2034 - 2/1/2038	37,465	40,986,594
Federal National Mortgage Assoc.	6.00%	10/1/2038	4,322	4,781,070
Federal National Mortgage Assoc.	6.50%	1/1/2036	126	143,141

Total Government Sponsored Enterprises Pass-Throughs (cost $293,886,435)				297,151,850

MUNICIPAL BONDS 0.88%

Other Revenue 0.40%
Dallas Cnty TX Hosp Dist Build America Bds Ser B	6.171%	8/15/2034	457	553,843
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%	1/1/2042	1,045	1,276,802
Houston TX Pension Oblig Ser A	6.29%	3/1/2032	275	346,159
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%	7/1/2043	1,470	1,791,606
Metro Wtr Dist of Sthrn CA Build America Bds	6.947%	7/1/2040	420	527,323

Total				4,495,733

Transportation 0.28%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	1,285	1,472,289
Metro Dist of Columbia Arpts Auth Build America Bds	7.462%	10/1/2046	1,060	1,300,069
NJ St Transn Trust Fund Auth Build America Bds Ser B	6.561%	12/15/2040	250	343,597

Total				3,115,955

See Notes to Financial Statements.	21

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Utilities 0.20%
Muni Elec Auth GA Build America Bds	7.055%		4/1/2057	$705	$791,193
New York City NY Muni Wtr Fin Auth Build America Bds	5.79%		6/15/2041	600	690,660
New York City NY Muni Wtr Fin Auth Build America Bds	6.124%		6/15/2042	250	294,348
New York City NY Muni Wtr Fin Auth Build America Bds	6.282%		6/15/2042	450	539,392

Total					2,315,593

Total Municipal Bonds (cost $8,905,165)					9,927,281

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.95%
Arkle Master Issuer plc 2010–1A 2A†	1.461%	#	5/17/2060	1,950	1,954,524
Arkle Master Issuer plc 2010–2A 1A1†	1.711%	#	5/17/2060	1,560	1,574,017
Arkle Master Issuer plc 2011–1A 2A†	1.561%	#	5/17/2060	750	755,723
Banc of America Large Loan, Inc. 2009-FDG A†	5.204%		1/25/2042	2,281	2,598,639
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	1,485	1,649,150
Commercial Mortgage Pass-Through Certificates 2007-FL14 AJ†	0.388%	#	6/15/2022	2,144	2,080,567
Credit Suisse Mortgage Capital Certificates 2006-C5 AM	5.343%		12/15/2039	1,950	2,081,966
Deutsche Mortgage Securities, Inc. 2009-RS2 4A1†	0.341%	#	4/26/2037	1,625	1,582,812
Fosse Master Issuer plc 2012–1A 2A2†	1.725%	#	10/18/2054	700	714,937
Gracechurch Mortgage Financing plc 2006–1 A6†	0.412%	#	11/20/2056	529	528,965
Gracechurch Mortgage Financing plc 2011–1A 2A1†	1.862%	#	11/20/2056	1,750	1,786,967
Greenwich Capital Commercial Funding Corp. 2007-GG9 A2	5.381%		3/10/2039	1,473	1,517,740
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	1,875	1,878,575
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	600	619,688
GS Mortgage Securities Corp. II 2012-GC6 C†	5.639%	#	1/10/2045	1,430	1,622,969
GS Mortgage Securities Corp. II 2012-GCJ7 B	4.74%		5/10/2045	4,185	4,664,386
GS Mortgage Securities Corp. II 2012-GCJ7 C	5.722%	#	5/10/2045	465	528,670
GS Mortgage Securities Corp. II 2012-GCJ9 A3	2.773%		11/10/2045	2,000	2,046,800
Holmes Master Issuer plc 2010–1A A2†	1.74%	#	10/15/2054	1,469	1,484,429
Holmes Master Issuer plc 2012–1A A2†	1.99%	#	10/15/2054	1,100	1,127,710

22	See Notes to Financial Statements.

Schedule of Investments (continued)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	$794	$797,016
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.797%	#	6/15/2049	2,099	2,168,724
JPMorgan Chase Commercial Mortgage Securities Corp. 2009-RR1 A4B†	5.648%	#	3/18/2051	2,435	2,704,457
Merrill Lynch Floating Trust 2008-LAQA A1†	0.747%	#	7/9/2021	1,714	1,692,249
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	73	73,439
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	102	102,327
Merrill Lynch Mortgage Trust 2007-C1 A2FL†	0.519%	#	6/12/2050	352	348,732
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	137	136,879
Morgan Stanley Capital I 2007-XLF9 A2†	0.768%	#	12/15/2020	1,947	1,896,772
Permanent Master Issuer plc 2010–1A†	1.49%	#	7/15/2042	2,100	2,103,606
Sequoia Mortgage Trust 2012–3 A1	3.50%		7/25/2042	754	789,050
Sequoia Mortgage Trust 2012–4 A3	2.069%		9/25/2042	2,046	2,024,472
Sequoia Mortgage Trust 2012–5 A	2.50%		11/25/2042	649	650,258
Sequoia Mortgage Trust 2012–6 A2	1.808%		12/25/2042	2,500	2,502,500
Silverstone Master Issuer plc 2011–1A†	1.869%	#	1/21/2055	1,350	1,380,865
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%		12/25/2059	1,877	1,881,721
UBS Commercial Mortgage Trust 2012-C1 D†	5.536%	#	5/10/2045	2,525	2,306,137
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	1,510	1,663,928
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	1,405	1,514,419
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%		12/15/2043	780	796,762
Wells Fargo Commercial Mortgage Trust 2012-LC5 C	4.693%		10/15/2045	3,735	3,983,622
WF-RBS Commercial Mortgage Trust 2012-C9 C	4.543%		11/15/2045	2,580	2,697,456

Total Non-Agency Commercial Mortgage-Backed Securities (cost $65,037,627)					67,014,625

U.S. TREASURY OBLIGATIONS 37.06%
U.S. Treasury Bond	2.75%		8/15/2042	38,552	38,250,832
U.S. Treasury Note	0.50%		10/15/2014	161,238	161,981,307
U.S. Treasury Note	0.625%		12/31/2012	87,500	87,541,037
U.S. Treasury Note	0.75%		10/31/2017	111,967	112,780,552
U.S. Treasury Note	1.625%		11/15/2022	16,811	16,842,521

Total U.S. Treasury Obligations (cost $416,999,057)					417,396,249

Total Long-Term Investments (cost $1,274,274,332)					1,305,531,744

See Notes to Financial Statements.	23

Schedule of Investments (concluded)
CORE FIXED INCOME FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS 6.39%

Commercial Paper 0.44%

Oil 0.18%
BP Capital Markets plc†	Zero Coupon	2/11/2013	$2,000	$1,996,760

Telecommunications 0.26%
Vodafone Group plc†	Zero Coupon	2/13/2013	3,000	2,992,598

Total Commercial Paper (cost $4,989,358)				4,989,358

Repurchase Agreements 5.95%
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Federal Income Clearing Corp. collateralized by $910,000 of Federal Home Loan Bank at 4.50% due 9/16/2013; value: $949,813; proceeds: $930,074			930	930,073
Repurchase Agreement dated 11/30/2012, 0.18% due 12/3/2012 with Bank of America Corp. collateralized by $68,065,000 of U.S. Treasury Bond at 2.75% due 11/15/2042; value: $67,344,483; proceeds: $66,015,990			66,015	66,015,000

Total Repurchase Agreements (cost $66,945,073)				66,945,073

Total Short-Term Investments (cost $71,934,431)				71,934,431

Total Investments in Securities 122.29% (cost $1,346,208,763)				1,377,466,175

Liabilities in Excess of Cash and Other Assets (22.29%)				(251,093,066)

Net Assets 100.00%				$1,126,373,109

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

24	See Notes to Financial Statements.

Schedule of Investments
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 113.77%

ASSET-BACKED SECURITIES 12.30%

Automobiles 4.79%
Ally Auto Receivables Trust 2010–4 A3	0.91%	11/17/2014	$2,539	$2,545,031
Ally Auto Receivables Trust 2011–4 A2	0.65%	3/17/2014	440	439,940
Ally Auto Receivables Trust 2012–1 A2	0.71%	9/15/2014	4,486	4,492,830
AmeriCredit Automobile Receivables Trust
2011–2 A2	0.90%	9/8/2014	410	409,694
AmeriCredit Automobile Receivables Trust
2011–4 A2	0.92%	3/9/2015	2,153	2,156,238
AmeriCredit Automobile Receivables Trust
2012–1 A2	0.91%	10/8/2015	7,806	7,826,794
AmeriCredit Automobile Receivables Trust
2012–3 A2	0.71%	12/8/2015	2,515	2,519,550
AmeriCredit Automobile Receivables Trust
2012–4 A2	0.49%	4/8/2016	4,225	4,227,174
BMW Vehicle Lease Trust 2011–1 A3	1.06%	2/20/2014	2,216	2,222,699
CarMax Auto Owner Trust 2010–2 A3	1.41%	2/16/2015	1,244	1,248,683
CarMax Auto Owner Trust 2011–1 A3	1.29%	9/15/2015	2,793	2,808,827
CarMax Auto Owner Trust 2011–3 A2	0.70%	11/17/2014	2,247	2,249,547
CarMax Auto Owner Trust 2012–1 A2	0.59%	3/16/2015	2,830	2,833,071
CarMax Auto Owner Trust 2012–3 A2	0.43%	9/15/2015	5,700	5,701,613
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	1,446	1,447,015
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	7,105	7,111,218
Harley-Davidson Motorcycle Trust 2011–2 A2	0.71%	5/15/2015	1,898	1,899,703
Huntington Auto Trust 2011–1A A2†	0.76%	4/15/2014	647	646,924
Huntington Auto Trust 2012–1 A2	0.54%	11/17/2014	3,777	3,780,060
Hyundai Auto Receivables Trust 2012-A A2	0.55%	6/16/2014	5,302	5,305,376
Mercedes-Benz Auto Lease Trust 2011–1A A3†	1.18%	11/15/2013	3,153	3,156,341
Mercedes-Benz Auto Lease Trust 2011-B A2†	0.90%	1/15/2014	2,341	2,343,316
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%	4/15/2014	3,182	3,184,938
Santander Drive Auto Receivables Trust 2011–1 A2	0.94%	2/18/2014	672	672,773
Santander Drive Auto Receivables Trust 2011–2 A2	1.04%	4/15/2014	1,563	1,564,757
Santander Drive Auto Receivables Trust 2011–3 A2	1.11%	8/15/2014	1,571	1,574,061
Santander Drive Auto Receivables Trust 2012–1 A2	1.25%	4/15/2015	3,969	3,986,569
Santander Drive Auto Receivables Trust 2012–2 A2	0.91%	5/15/2015	5,043	5,056,631
Santander Drive Auto Receivables Trust 2012–3 A2	0.83%	4/15/2015	1,695	1,699,198
Santander Drive Auto Receivables Trust 2012–4 A2	0.79%	8/17/2015	1,803	1,806,839
Volkswagen Auto Lease Trust 2011-A A2	1.00%	2/20/2014	4,772	4,780,385

Total				91,697,795

See Notes to Financial Statements.	25

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Credit Cards 4.75%
Bank One Issuance Trust 2003-A4	0.458%	#	1/15/2016	$3,360	$3,363,871
Bank One Issuance Trust 2003-A8	0.458%	#	5/16/2016	1,000	1,001,770
Capital One Multi-Asset Execution Trust
2006-A5	0.268%	#	1/15/2016	2,840	2,839,719
Capital One Multi-Asset Execution Trust
2007-A8	0.689%	#	10/15/2015	1,000	1,000,102
Capital One Multi-Asset Execution Trust
2008-A3	5.05%		2/15/2016	2,432	2,475,618
Chase Issuance Trust 2004-A8	0.328%	#	9/15/2015	4,200	4,200,697
Chase Issuance Trust 2008-A10	0.958%	#	8/17/2015	2,025	2,036,019
Chase Issuance Trust 2008-A4	4.65%		3/15/2015	4,500	4,557,418
Chase Issuance Trust 2008-A6	1.408%	#	5/15/2015	2,250	2,262,547
Chase Issuance Trust 2011-A1	0.398%	#	3/16/2015	10,300	10,306,860
Chase Issuance Trust 2011-A2	0.298%	#	5/15/2015	900	900,572
Citibank Credit Card Issuance Trust 2002-A10	0.458%	#	12/17/2014	1,150	1,150,141
Citibank Credit Card Issuance Trust 2008-A5	4.85%		4/22/2015	4,500	4,581,535
Citibank Credit Card Issuance Trust 2009-A5	2.25%		12/23/2014	2,700	2,703,306
Citibank Omni Master Trust 2009-A14A†	2.958%	#	8/15/2018	6,750	7,036,389
Discover Card Master Trust 2008-A4	5.65%		12/15/2015	6,900	7,098,810
Discover Card Master Trust 2010-A1	0.858%	#	9/15/2015	4,250	4,256,764
Discover Card Master Trust 2012-B3	0.659%	#	5/15/2018	2,850	2,852,110
Discover Card Master Trust I 2006–2 A3	0.288%	#	1/19/2016	2,400	2,401,061
Dryrock Issuance Trust 2012–1 A	0.358%	#	8/15/2017	2,500	2,500,925
Dryrock Issuance Trust 2012–2 A	0.64%		8/15/2018	2,250	2,252,947
GE Capital Credit Card Master Note Trust
2010–3 A	2.21%		6/15/2016	2,660	2,685,987
MBNA Credit Card Master Note Trust 2006-A5	0.268%	#	10/15/2015	7,500	7,497,521
World Financial Network Credit Card Master
Trust 2006-A†	0.338%	#	2/15/2017	6,500	6,499,009
World Financial Network Credit Card Master
Trust 2009-D A	4.66%		5/15/2017	2,385	2,446,485

Total					90,908,183

Home Equity 0.41%
Bear Stearns Asset Backed Securities Trust
2007-HE3 1A1	0.328%	#	4/25/2037	485	480,721
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	4,268	4,122,101
Option One Mortgage Loan Trust 2005–1 A4	0.608%	#	2/25/2035	2,192	2,054,399
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	1,088	1,073,294

Total					7,730,515

26	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Other 2.35%
Carrington Mortgage Loan Trust 2005-NC3 A1D	0.538%	#	6/25/2035	$1,190	$1,182,297
HLSS Servicer Advance Receivables Backed
Notes 2012-T2 A2†	1.99%		10/15/2045	2,520	2,550,027
HLSS Servicer Advance Receivables Backed
Notes 2012-T2 B1†	1.74%		10/15/2043	1,090	1,095,840
HLSS Servicer Advance Receivables Backed
Notes 2012-T2 B2†	2.48%		10/15/2045	1,090	1,099,223
HLSS Servicer Advance Receivables Backed
Notes 2012-T2 C1†	3.22%		10/15/2043	480	483,605
HLSS Servicer Advance Receivables Backed
Notes 2012-T2 D1†	3.96%		10/15/2043	580	586,482
Illinois Student Assistance Commission 2010–1 A2	1.365%	#	4/25/2022	5,325	5,394,646
Morgan Stanley ABS Capital I 2006-HE1 A3	0.388%	#	1/25/2036	1,440	1,399,987
Saxon Asset Securities Trust 2006–3 A2	0.318%	#	10/25/2046	666	660,841
SLM Student Loan Trust 2006–2 A5	0.425%	#	7/25/2025	6,735	6,523,231
SLM Student Loan Trust 2008–3 A3	1.315%	#	10/25/2021	4,000	4,008,862
SLM Student Loan Trust 2008–4 A4	1.965%	#	7/25/2022	1,110	1,167,339
SLM Student Loan Trust 2008–5 A4	2.015%	#	7/25/2023	3,985	4,208,586
SLM Student Loan Trust 2010-A 2A†	3.458%	#	5/16/2044	4,061	4,285,775
SLM Student Loan Trust 2010-C A1†	1.858%	#	12/15/2017	2,034	2,038,172
SLM Student Loan Trust 2011–1 A2	1.358%	#	10/25/2034	5,300	5,462,895
SLM Student Loan Trust 2012-C A1†	1.308%	#	8/15/2023	2,123	2,138,521
Structured Asset Securities Corp.
2006-GEL3 A2†	0.438%	#	7/25/2036	792	747,858

Total					45,034,187

Total Asset-Backed Securities (cost $234,904,606)					235,370,680

CORPORATE BONDS 40.57%

Aerospace/Defense 0.09%
Embraer SA (Brazil)(a)	5.15%		6/15/2022	1,644	1,787,850

Apparel 0.09%
PVH Corp.	7.75%		11/15/2023	1,440	1,677,444

Auto Parts: Original Equipment 0.47%
BorgWarner, Inc.	8.00%		10/1/2019	4,721	5,785,921
Hertz Corp. (The)	7.50%		10/15/2018	1,715	1,886,500
International Automotive Components Group SA
(Luxembourg)†(a)	9.125%		6/1/2018	1,378	1,288,430

Total					8,960,851

See Notes to Financial Statements.	27

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Auto: Trucks & Parts 0.13%
Commercial Vehicle Group, Inc.	7.875%		4/15/2019	$2,490	$2,440,200

Automotive 0.30%
Ford Motor Co.	6.375%		2/1/2029	1,839	2,020,894
Ford Motor Co.	6.625%		10/1/2028	1,322	1,500,815
Ford Motor Co.	7.45%		7/16/2031	1,711	2,155,860

Total					5,677,569

Banks: Diversified 5.64%
Banco Bradesco SA†	5.75%		3/1/2022	1,475	1,581,938
Banco Bradesco SA†	5.90%		1/16/2021	800	866,000
Banco del Estado de Chile (Chile)†(a)	3.875%		2/8/2022	900	961,575
Banco do Brasil SA(a)	3.875%		10/10/2022	600	602,700
BanColombia SA (Colombia)(a)	5.125%		9/11/2022	1,200	1,251,000
Bank of America Corp.	5.625%		7/1/2020	2,205	2,607,362
Bank of America Corp.	7.625%		6/1/2019	7,000	8,962,142
Bank of Nova Scotia (Canada)†(a)	2.15%		8/3/2016	3,780	3,980,453
Canadian Imperial Bank of Commerce (Canada)†(a)	2.00%		2/4/2013	4,850	4,863,779
Cie de Financement Foncier SA (France)†(a)	1.071%	#	4/17/2014	4,800	4,752,864
Citigroup, Inc.	5.50%		4/11/2013	2,660	2,704,933
Citigroup, Inc.	6.125%		5/15/2018	434	520,011
Citigroup, Inc.	8.50%		5/22/2019	3,228	4,324,574
Discover Bank	8.70%		11/18/2019	1,202	1,595,161
DnB NOR Boligkreditt AS (Norway)†(a)	2.10%		10/14/2015	4,140	4,302,934
Finansbank AS (Turkey)†(a)	5.50%		5/11/2016	700	708,750
First Citizens St. Lucia Ltd. (Saint Lucia)†(a)	4.903%		2/9/2016	1,000	1,057,665
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	11,888	14,943,680
Industrial Senior Trust†	5.50%		11/1/2022	730	733,650
Itau Unibanco Holding SA†(a)	5.125%		5/13/2023	1,450	1,475,375
Itau Unibanco Holding SA†(a)	5.50%		8/6/2022	1,400	1,466,500
Itau Unibanco Holding SA (Brazil)†(a)	6.20%		4/15/2020	1,700	1,861,500
JPMorgan Chase & Co.	4.35%		8/15/2021	4,698	5,275,224
JPMorgan Chase & Co.	4.50%		1/24/2022	4,229	4,793,576
JPMorgan Chase & Co.	6.30%		4/23/2019	447	553,143
Morgan Stanley	5.75%		1/25/2021	2,034	2,327,549
Morgan Stanley	6.00%		4/28/2015	2,150	2,344,083
Morgan Stanley	6.25%		8/28/2017	3,413	3,847,782
Nordea Eiendomskreditt AS (Norway)†(a)	2.125%		9/22/2016	2,380	2,468,657
PKO Finance AB (Sweden)†(a)	4.63%		9/26/2022	2,300	2,374,750

28	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Banks: Diversified (continued)
Regions Financial Corp.	7.75%	11/10/2014	$1,042	$1,151,410
Sberbank of Russia via SB Capital SA
(Luxembourg)†(a)	5.125%	10/29/2022	2,000	2,027,200
Sparebank 1 Boligkreditt AS (Norway)†(a)	2.30%	6/30/2017	5,430	5,704,622
Vietnam Joint Stock Commercial Bank for
Industry & Trade (Vietnam)†(a)	8.00%	5/17/2017	450	439,875
Westpac Banking Corp. (Australia)†(a)	2.90%	9/10/2014	8,100	8,450,657

Total				107,883,074

Banks: Money Center 0.73%
BBVA Banco Continental SA (Peru)†(a)	5.00%	8/26/2022	550	593,340
Export-Import Bank of Korea (South Korea)(a)	3.75%	10/20/2016	1,600	1,736,543
Huntington Bancshares, Inc.	7.00%	12/15/2020	2,950	3,602,186
SVB Financial Group	5.375%	9/15/2020	3,009	3,421,687
Zions Bancorporation	4.50%	3/27/2017	4,436	4,663,039

Total				14,016,795

Beverages 0.71%
Ajecorp BV (Netherlands)†(a)	6.50%	5/14/2022	500	542,500
Anadolu Efes Biracilik ve Malt Sanayii AS
(Turkey)†(a)	3.375%	11/1/2022	1,050	1,047,375
Anheuser-Busch InBev Worldwide, Inc.	2.50%	3/26/2013	1,893	1,904,848
Beam, Inc.	5.875%	1/15/2036	800	948,639
Central American Bottling Corp.†	6.75%	2/9/2022	950	1,040,250
Cott Beverages, Inc.	8.375%	11/15/2017	978	1,068,465
Pernod Ricard SA (France)†(a)	5.75%	4/7/2021	5,925	7,079,848

Total				13,631,925

Biotechnology Research & Production 0.02%
Laboratory Corp. of America Holdings	5.50%	2/1/2013	461	464,138

Broadcasting 0.10%
Cox Communications, Inc.†	3.25%	12/15/2022	1,850	1,876,766

Brokers 0.33%
Raymond James Financial, Inc.	8.60%	8/15/2019	4,950	6,305,008

Building Materials 0.71%
Building Materials Corp. of America†	7.00%	2/15/2020	1,233	1,350,135
Cemex Finance LLC†	9.375%	10/12/2022	1,250	1,353,125
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018	500	526,250

See Notes to Financial Statements.	29

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Building Materials (continued)
Owens Corning, Inc.	9.00%	6/15/2019	$1,543	$1,948,818
Rearden G. Holdings EINS GmbH (Germany)†(a)	7.875%	3/30/2020	2,400	2,616,000
Voto-Votorantim Ltd.†	6.75%	4/5/2021	2,070	2,434,838
Votorantim Cimentos SA (Brazil)†(a)	7.25%	4/5/2041	2,450	2,713,375
Votorantim Overseas IV†	7.75%	6/24/2020	550	673,750

Total				13,616,291

Business Services 0.22%
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	335	360,125
Nord Anglia Education (UK) Holdings plc
(United Kingdom)†(a)	10.25%	4/1/2017	800	880,000
Verisk Analytics, Inc.	4.125%	9/12/2022	664	683,577
Verisk Analytics, Inc.	4.875%	1/15/2019	250	270,457
Verisk Analytics, Inc.	5.80%	5/1/2021	1,700	1,928,096

Total				4,122,255

Cable Services 0.48%
Cablevision Systems Corp.	5.875%	9/15/2022	1,415	1,393,775
Comcast Corp.	7.05%	3/15/2033	925	1,261,445
Time Warner Cable, Inc.	6.55%	5/1/2037	1,296	1,621,037
Time Warner Cable, Inc.	7.30%	7/1/2038	3,625	4,856,140

Total				9,132,397

Chemicals 1.55%
Airgas, Inc.	2.90%	11/15/2022	1,841	1,832,960
Airgas, Inc.	7.125%	10/1/2018	5,200	5,572,289
Basell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	2,035	2,767,600
CF Industries, Inc.	7.125%	5/1/2020	3,375	4,272,449
Incitec Pivot Finance LLC†	6.00%	12/10/2019	4,380	4,930,794
LyondellBasell Industries NV (Netherlands)(a)	5.00%	4/15/2019	1,000	1,116,250
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	3,800	4,169,493
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	2,765	2,992,662
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	1,050	1,113,000
Mexichem SAB de CV (Mexico)†(a)	6.75%	9/19/2042	750	819,375

Total				29,586,872

Coal 0.14%
Peabody Energy Corp.	6.00%	11/15/2018	875	918,750
Peabody Energy Corp.	7.875%	11/1/2026	1,587	1,713,960

Total				2,632,710

30	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Communications & Media 0.17%
Digicel Ltd. (Jamaica)†(a)	7.00%	2/15/2020	$3,000	$3,202,500

Computer Hardware 0.56%
Hewlett-Packard Co.	4.50%	3/1/2013	6,455	6,503,251
Hewlett-Packard Co.	4.65%	12/9/2021	4,315	4,181,839

Total				10,685,090

Computer Software 0.45%
BMC Software, Inc.	7.25%	6/1/2018	5,982	6,986,748
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,431	1,532,959

Total				8,519,707

Construction/Homebuilding 0.16%
Empresas ICA SAB de CV (Mexico)†(a)	8.375%	7/24/2017	460	486,450
H&E Equipment Services, Inc.†	7.00%	9/1/2022	726	769,560
Odebrecht Finance Ltd.†	7.125%	6/26/2042	1,510	1,755,375

Total				3,011,385

Consumer Products 0.11%
Tupperware Brands Corp.	4.75%	6/1/2021	1,910	2,054,045

Containers 0.60%
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	4,193	3,930,937
Pactiv Corp.	7.95%	12/15/2025	2,447	2,031,010
Rock-Tenn Co.†	4.90%	3/1/2022	4,222	4,621,756
Sealed Air Corp.†	8.125%	9/15/2019	870	970,050

Total				11,553,753

Copper 0.11%
Southern Copper Corp.	5.25%	11/8/2042	2,119	2,085,668

Data Product, Equipment & Communications 0.12%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	1,141	1,198,050
Fidelity National Information Services, Inc.	7.625%	7/15/2017	1,000	1,095,000

Total				2,293,050

Drugs 0.28%
CFR International SpA (Chile)†(a)(b)	5.125%	12/6/2022	2,275	2,319,351
Hypermarcas SA (Brazil)†(a)	6.50%	4/20/2021	2,900	3,117,500

Total				5,436,851

See Notes to Financial Statements.	31

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Electric: Power 1.92%
Astoria Depositor Corp.†	8.144%	5/1/2021	$1,250	$1,187,500
Black Hills Corp.	9.00%	5/15/2014	3,190	3,531,770
CEZ as (Czech Republic)†(a)	4.25%	4/3/2022	750	804,750
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	4,473	1,704,023
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	1,150	1,382,818
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	4,009	4,907,249
Elwood Energy LLC	8.159%	7/5/2026	1,173	1,213,821
Indiantown Cogeneration LP	9.77%	12/15/2020	2,481	2,613,830
National Fuel Gas Co.	8.75%	5/1/2019	3,452	4,476,581
North American Energy Alliance LLC/North
American Energy Alliance Finance Corp.	10.875%	6/1/2016	1,465	1,624,319
Oncor Electric Delivery Co. LLC	4.10%	6/1/2022	925	1,006,010
Oncor Electric Delivery Co. LLC	7.00%	9/1/2022	551	702,094
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	900	1,237,597
Perusahaan Listrik Negara PT (Indonesia)†(a)	5.25%	10/24/2042	650	672,750
PPL WEM Holdings plc (United Kingdom)†(a)	5.375%	5/1/2021	3,175	3,604,914
Red Oak Power LLC	8.54%	11/30/2019	1,503	1,638,167
Texas-New Mexico Power Co.†	9.50%	4/1/2019	3,300	4,474,170

Total				36,782,363

Electronics 0.09%
Jabil Circuit, Inc.	7.75%	7/15/2016	467	542,887
PerkinElmer, Inc.	5.00%	11/15/2021	1,025	1,145,037

Total				1,687,924

Electronics: Semi-Conductors/Components 0.35%
KLA-Tencor Corp.	6.90%	5/1/2018	5,567	6,736,103

Energy Equipment & Services 0.62%
Alta Wind Holdings LLC†	7.00%	6/30/2035	2,791	3,011,471
Cameron International Corp.	7.00%	7/15/2038	198	274,122
Energy Transfer Partners LP	5.20%	2/1/2022	734	826,907
Energy Transfer Partners LP	5.95%	2/1/2015	2,560	2,812,347
Energy Transfer Partners LP	6.625%	10/15/2036	460	547,922
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	3,850	4,304,412

Total				11,777,181

Engineering & Contracting Services 0.05%
Aeropuertos Argentina 2000 SA (Argentina)†(a)	10.75%	12/1/2020	1,196	1,022,563

32	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Entertainment 0.02%
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	$286	$313,170

Fertilizers 0.01%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	145	185,908

Finance 0.05%
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp.†	7.375%	10/1/2017	1,008	1,023,120

Financial Services 2.14%
BM&FBOVESPA SA (Brazil)†(a)	5.50%	7/16/2020	1,250	1,425,000
Credit Suisse AG (Guernsey)†(a)	1.625%	3/6/2015	3,390	3,464,841
Discover Financial Services†	3.85%	11/21/2022	3,868	3,905,953
Doric Nimrod Air Finance Alpha Ltd. (Guernsey)†(a)	5.125%	11/30/2024	700	726,250
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	1,200	1,213,360
FMR LLC†	6.45%	11/15/2039	2,165	2,715,256
General Electric Capital Corp.	6.75%	3/15/2032	6,763	8,850,231
General Electric Capital Corp.	6.875%	1/10/2039	2,462	3,352,102
Merrill Lynch & Co., Inc.	5.45%	2/5/2013	1,955	1,971,352
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	2,280	2,494,099
Merrill Lynch & Co., Inc.	6.15%	4/25/2013	1,000	1,021,070
Neuberger Berman Group LLC/Neuberger
Berman Finance Corp.†	5.875%	3/15/2022	935	979,412
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp.†	9.50%	6/15/2019	285	307,087
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	2,985	3,078,078
Woodside Finance Ltd. (Australia)†(a)	8.75%	3/1/2019	4,157	5,526,761

Total				41,030,852

Financial: Miscellaneous 0.85%
Block Financial LLC	5.50%	11/1/2022	1,740	1,789,924
Compagnie de Financement Foncier SA
(France)†(a)	2.125%	4/22/2013	4,800	4,826,381
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	5,270	5,742,503
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	950	1,033,509
SLM Corp.	8.45%	6/15/2018	2,410	2,813,675

Total				16,205,992

See Notes to Financial Statements.	33

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Food 0.73%
Cencosud SA (Chile)†(a)(b)	4.875%	1/20/2023	$875	$880,616
CFG Investment SAC (Peru)†(a)	9.75%	7/30/2019	1,400	1,165,220
Kellogg Co.	4.25%	3/6/2013	2,452	2,475,654
Kellogg Co.	5.125%	12/3/2012	3,462	3,462,000
Mondelez International, Inc.	6.00%	2/11/2013	1,831	1,848,362
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp.	9.25%	4/1/2015	3,306	3,380,385
Raizen Fuels Finance Ltd.†	9.50%	8/15/2014	700	777,700

Total				13,989,937

Gaming 0.05%
CCM Merger, Inc.†	9.125%	5/1/2019	858	862,290

Health Care Services 0.27%
Centene Corp.	5.75%	6/1/2017	1,427	1,523,322
Community Health Systems, Inc.	8.00%	11/15/2019	1,553	1,698,594
Dignity Health	4.50%	11/1/2042	1,850	1,848,365

Total				5,070,281

Insurance 0.95%
American International Group, Inc.	4.875%	9/15/2016	863	966,930
Fidelity National Financial, Inc.	6.60%	5/15/2017	2,250	2,551,768
ING U.S., Inc.†	5.50%	7/15/2022	1,260	1,372,664
Liberty Mutual Group, Inc.†	4.95%	5/1/2022	1,505	1,636,900
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	2,250	2,447,570
Liberty Mutual Group, Inc.†	6.50%	3/15/2035	877	965,974
Markel Corp.	7.125%	9/30/2019	4,220	5,137,487
Willis North America, Inc.	7.00%	9/29/2019	2,555	3,070,032

Total				18,149,325

Investment Management Companies 0.29%
Lazard Group LLC	6.85%	6/15/2017	1,000	1,155,987
Lazard Group LLC	7.125%	5/15/2015	3,130	3,472,485
Oaktree Capital Management LP†	6.75%	12/2/2019	900	989,686

Total				5,618,158

Leasing 0.05%
International Lease Finance Corp.	8.25%	12/15/2020	220	256,653
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	7/11/2014	715	723,135

Total				979,788

34	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Leisure 0.35%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	$3,957	$5,321,089
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	1,335	1,405,087

Total				6,726,176

Lodging 0.21%
Downstream Development Authority of the
Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	703	769,785
Hyatt Hotels Corp.†	6.875%	8/15/2019	2,730	3,228,796

Total				3,998,581

Machinery: Agricultural 0.46%
Camposol SA (Peru)†(a)	9.875%	2/2/2017	1,344	1,491,840
Lorillard Tobacco Co.	8.125%	6/23/2019	2,322	2,980,048
Lorillard Tobacco Co.	8.125%	5/1/2040	2,884	3,890,314
MHP SA (Ukraine)†(a)	10.25%	4/29/2015	400	413,000

Total				8,775,202

Machinery: Oil Well Equipment & Services 0.38%
Pride International, Inc.	7.875%	8/15/2040	1,300	1,936,831
Pride International, Inc.	8.50%	6/15/2019	4,000	5,362,612

Total				7,299,443

Manufacturing 0.25%
Hillenbrand, Inc.	5.50%	7/15/2020	3,900	4,258,769
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	550	566,500

Total				4,825,269

Materials & Commodities 0.09%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	1,609	1,753,810

Media 0.74%
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	4,525	4,988,812
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	1,955	1,983,559
NBCUniversal Media LLC	6.40%	4/30/2040	1,250	1,608,870
NET Servicos de Comunicacao SA (Brazil)(a)	7.50%	1/27/2020	1,400	1,620,500
News America, Inc.	6.90%	8/15/2039	890	1,191,805
Videotron Ltee (Canada)(a)	6.375%	12/15/2015	643	653,449
Videotron Ltee (Canada)(a)	9.125%	4/15/2018	1,976	2,119,260

Total				14,166,255

See Notes to Financial Statements.	35

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Metals & Minerals: Miscellaneous 1.10%
Anglo American Capital plc
(United Kingdom)†(a)	9.375%	4/8/2019	$6,733	$8,783,522
AngloGold Ashanti Holdings plc
(United Kingdom)(a)	6.50%	4/15/2040	4,517	4,451,228
Compass Minerals International, Inc.	8.00%	6/1/2019	879	949,320
Gold Fields Orogen Holding BVI Ltd.†	4.875%	10/7/2020	4,255	4,129,052
KGHM International Ltd. (Canada)†(a)	7.75%	6/15/2019	829	855,942
Newcrest Finance Pty Ltd. (Australia)†(a)	4.20%	10/1/2022	1,875	1,945,116

Total				21,114,180

Natural Gas 0.38%
SourceGas LLC†	5.90%	4/1/2017	3,984	4,342,871
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	2,015	2,984,745

Total				7,327,616

Oil 2.91%
Afren plc (United Kingdom)†(a)	10.25%	4/8/2019	2,600	3,042,000
Afren plc (United Kingdom)†(a)	11.50%	2/1/2016	1,800	2,101,500
Antero Resources Finance Corp.	7.25%	8/1/2019	580	629,300
Atwood Oceanics, Inc.	6.50%	2/1/2020	1,576	1,690,260
BreitBurn Energy Partners LP/BreitBurn
Finance Corp.†	7.875%	4/15/2022	1,800	1,858,500
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	5,334	6,758,050
Chaparral Energy, Inc.	7.625%	11/15/2022	685	707,263
Concho Resources, Inc.	5.50%	4/1/2023	1,269	1,319,760
Continental Resources, Inc.	7.375%	10/1/2020	1,750	1,977,500
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	2,193	2,368,440
Gazprom Neft OAO via GPN Capital SA
(Luxembourg)†(a)	4.375%	9/19/2022	1,500	1,523,250
Gazprom OAO via Gaz Capital SA
(Luxembourg)†(a)	8.125%	7/31/2014	3,093	3,382,195
HollyFrontier Corp.	9.875%	6/15/2017	2,100	2,302,125
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	645	706,275
LUKOIL International Finance BV (Netherlands)†(a)	6.375%	11/5/2014	1,595	1,727,592
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	825	997,417
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	720	750,600
Pan American Energy LLC (Argentina)†(a)	7.875%	5/7/2021	1,456	1,215,760
Petro-Canada (Canada)(a)	4.00%	7/15/2013	3,600	3,672,385
Petroleos de Venezuela SA (Venezuela)†(a)	5.25%	4/12/2017	2,771	2,327,640

36	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil (continued)
Petroleum Co. of Trinidad & Tobago Ltd.
(Trinidad/Tobago)†(a)	6.00%	5/8/2022	$475	$522,500
Petroleum Co. of Trinidad & Tobago Ltd.
(Trinidad/Tobago)†(a)	9.75%	8/14/2019	1,475	1,965,437
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	3,050	3,222,121
Rosneft Oil Co. (Ireland)†(a)(b)	4.199%	3/6/2022	2,000	2,008,934
SEACOR Holdings, Inc.	7.375%	10/1/2019	3,732	4,002,242
SM Energy Co.	6.50%	1/1/2023	385	408,100
Valero Energy Corp.	10.50%	3/15/2039	910	1,454,025
WPX Energy, Inc.	5.25%	1/15/2017	1,050	1,115,625

Total				55,756,796

Oil: Crude Producers 1.23%
AK Transneft OJSC via TransCapitalInvest Ltd.
(Ireland)†(a)	5.67%	3/5/2014	1,800	1,896,174
Enbridge Energy Partners LP	9.875%	3/1/2019	1,750	2,390,160
Enterprise Products Operating LLC	7.55%	4/15/2038	1,769	2,414,768
Georgian Oil and Gas Corp. (Georgia)†(a)	6.875%	5/16/2017	1,000	1,043,000
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	858	942,811
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	5,225	5,518,261
Murphy Oil Corp.	2.50%	12/1/2017	1,000	1,007,114
OGX Austria GmbH (Austria)†(a)	8.50%	6/1/2018	1,730	1,513,750
Pacific Rubiales Energy Corp. (Canada)†(a)	7.25%	12/12/2021	3,567	4,160,192
Plains Exploration & Production Co.	6.125%	6/15/2019	2,050	2,096,125
Regency Energy Partners LP/Regency Energy
Finance Corp.	6.875%	12/1/2018	583	635,470

Total				23,617,825

Oil: Integrated Domestic 0.36%
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	2,000	2,594,674
Korea National Oil Corp. (South Korea)†(a)	2.875%	11/9/2015	1,050	1,094,828
Rowan Cos., Inc.	7.875%	8/1/2019	2,529	3,156,657

Total				6,846,159

Oil: Integrated International 1.50%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	9,400	9,992,914
Petrobras International Finance Co. (Brazil)(a)	5.375%	1/27/2021	1,901	2,147,351
Petrobras International Finance Co. (Brazil)(a)	6.875%	1/20/2040	1,398	1,788,931
Petrohawk Energy Corp.	7.25%	8/15/2018	3,336	3,802,576
Petrohawk Energy Corp.	10.50%	8/1/2014	1,904	2,038,055

See Notes to Financial Statements.	37

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Oil: Integrated International (continued)
Transocean, Inc.	6.375%	12/15/2021	$724	$876,370
Transocean, Inc.	7.375%	4/15/2018	2,200	2,646,917
Weatherford International Ltd.	4.50%	4/15/2022	1,054	1,080,859
Weatherford International Ltd.	9.875%	3/1/2039	3,187	4,400,807

Total				28,774,780

Paper & Forest Products 0.80%
Clearwater Paper Corp.	7.125%	11/1/2018	1,500	1,635,000
Georgia-Pacific LLC	8.875%	5/15/2031	4,745	7,236,780
International Paper Co.	9.375%	5/15/2019	1,598	2,216,872
Plum Creek Timberlands LP	4.70%	3/15/2021	3,850	4,213,813

Total				15,302,465

Plastics 0.07%
Plastipak Holdings, Inc.†	10.625%	8/15/2019	1,125	1,288,125

Real Estate Investment Trusts 1.42%
Agile Property Holdings Ltd. (China)†(a)	8.875%	4/28/2017	450	490,500
American Tower Corp.	4.50%	1/15/2018	2,000	2,198,016
American Tower Corp.	4.70%	3/15/2022	724	801,295
Atlantic Finance Ltd. (United Kingdom)†(a)	10.75%	5/27/2014	1,000	1,077,430
EPR Properties	7.75%	7/15/2020	2,604	3,046,532
Franshion Development Ltd.†	6.75%	4/15/2021	350	369,250
Goodman Funding Pty Ltd. (Australia)†(a)	6.375%	11/12/2020	1,760	1,993,056
HCP, Inc.	6.00%	1/30/2017	5,575	6,428,443
Health Care REIT, Inc.(b)	2.25%	3/15/2018	1,600	1,601,659
Health Care REIT, Inc.	5.25%	1/15/2022	1,295	1,461,713
Kilroy Realty LP	6.625%	6/1/2020	517	629,051
Rouse Co. LP (The)	6.75%	11/9/2015	2,553	2,696,606
Weyerhaeuser Co.	6.95%	8/1/2017	1,192	1,419,194
Weyerhaeuser Co.	7.375%	10/1/2019	2,300	2,871,246

Total				27,083,991

Retail 0.75%
Amazon.com, Inc.	2.50%	11/29/2022	925	922,482
Family Dollar Stores, Inc.	5.00%	2/1/2021	1,958	2,131,238
Macy’s Retail Holdings, Inc.	5.875%	1/15/2013	3,000	3,015,729
Maestro Peru SA (Peru)†(a)	6.75%	9/26/2019	1,050	1,092,000
QVC, Inc.†	7.375%	10/15/2020	6,500	7,210,541

Total				14,371,990

38	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Retail: Specialty 0.06%
Rite Aid Corp.	10.25%	10/15/2019	$1,076	$1,221,260

Savings & Loan 0.41%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	6,500	7,770,860

Steel 1.16%
Allegheny Ludlum Corp.	6.95%	12/15/2025	870	1,037,354
Allegheny Technologies, Inc.	9.375%	6/1/2019	5,585	7,163,757
Evraz Group SA (Luxembourg)†(a)	6.75%	4/27/2018	1,500	1,503,630
Gerdau Trade, Inc.†	5.75%	1/30/2021	1,250	1,376,625
OJSC Novolipetsk Steel via Steel Funding Ltd.
(Ireland)†(a)	4.95%	9/26/2019	1,830	1,826,942
Samarco Mineracao SA (Brazil)†(a)	4.125%	11/1/2022	1,500	1,503,750
Severstal OAO via Steel Capital SA
(Luxembourg)†(a)	5.90%	10/17/2022	2,800	2,765,000
Valmont Industries, Inc.	6.625%	4/20/2020	4,151	4,942,662

Total				22,119,720

Technology 0.12%
Baidu, Inc. (China)(a)	3.50%	11/28/2022	2,300	2,339,381

Telecommunications 1.09%
America Movil SAB de CV (Mexico)(a)	4.375%	7/16/2042	750	780,460
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	1,700	1,814,750
CenturyLink, Inc.	6.45%	6/15/2021	3,600	3,963,740
Comcast Cable Communications Holdings, Inc.	8.375%	3/15/2013	2,908	2,971,659
Cricket Communications, Inc.	7.75%	5/15/2016	1,530	1,625,625
Frontier Communications Corp.	9.25%	7/1/2021	868	1,017,730
GeoEye, Inc.	9.625%	10/1/2015	280	312,200
MTS International Funding Ltd. (Ireland)†(a)	8.625%	6/22/2020	1,050	1,314,065
Telemar Norte Leste SA (Brazil)†(a)	5.50%	10/23/2020	1,929	2,006,160
Telemovil Finance Co., Ltd. (El Salvador)†(a)	8.00%	10/1/2017	1,500	1,600,350
Vimpel Communications OJSC via UBS
Luxembourg SA (Luxembourg)†(a)	8.25%	5/23/2016	700	779,408
Vimpel Communications via VIP Finance
Ireland Ltd. OJSC (Luxembourg)†(a)	7.748%	2/2/2021	2,400	2,667,600

Total				20,853,747

Tobacco 0.36%
Altria Group, Inc.	9.95%	11/10/2038	4,200	6,965,788

See Notes to Financial Statements.	39

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Transportation: Miscellaneous 1.10%
Asciano Finance Ltd. (Australia)†(a)	4.625%	9/23/2020		$1,485	$1,536,011
Asciano Finance Ltd. (Australia)†(a)	5.00%	4/7/2018		2,679	2,877,342
Kansas City Southern de Mexico SA de CV
(Mexico)(a)	6.125%	6/15/2021		650	734,500
Kansas City Southern de Mexico SA de CV
(Mexico)(a)	6.625%	12/15/2020		250	283,750
Kansas City Southern de Mexico SA de CV
(Mexico)(a)	8.00%	2/1/2018		1,270	1,409,700
Kazakhstan Temir Zholy Finance BV
(Netherlands)†(a)	6.95%	7/10/2042		1,170	1,450,800
Transnet SOC Ltd. (South Africa)†(a)	4.00%	7/26/2022		1,600	1,600,000
Transportadora de Gas del Sur SA (Argentina)†(a)	7.875%	5/14/2017		1,479	1,201,688
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020		8,940	10,008,133

Total					21,101,924

Utilities 0.44%
Cia de Saneamento Basico do Estado de
Sao Paulo (Brazil)†(a)	6.25%	12/16/2020		300	327,000
Public Service Co. of New Mexico	7.95%	5/15/2018		3,533	4,300,636
Williams Cos., Inc. (The)	8.75%	3/15/2032		2,764	3,776,155

Total					8,403,791

Utilities: Electrical 0.12%
Calpine Corp.†	7.50%	2/15/2021		2,147	2,383,170

Total Corporate Bonds (cost $728,937,944)					776,277,453

FLOATING RATE LOANS(c) 0.11%

Aerospace/Defense 0.08%
Spirit Aerosystems, Inc. Term Loan B	3.75%	4/18/2019		1,500	1,511,250

Media 0.03%
Alpha Topco Limited (Formula 1) Term Loan B2
(United Kingdom)(a)	6.00%	4/30/2019		569	576,681

Total Floating Rate Loans (cost $2,052,892)					2,087,931

FOREIGN BOND(d) 0.01%

Croatia
Agrokor dd†
(cost $231,192)	9.875%	5/1/2019	EUR	175	246,373

40	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

FOREIGN GOVERNMENT OBLIGATIONS 3.48%

Argentina 0.19%
City of Buenos Aires†(a)	9.95%	3/1/2017	$800	$676,000
Provincia de Buenos Aires†(a)	10.875%	1/26/2021	1,440	972,000
Provincia de Buenos Aires†(a)	11.75%	10/5/2015	1,205	951,950
Provincia de Neuquen†(a)	7.875%	4/26/2021	500	410,000
Republic of Argentina(a)	8.28%	12/31/2033	858	548,863

Total				3,558,813

Aruba 0.12%
Aruba Government†(a)	4.625%	9/14/2023	2,400	2,407,200

Bahamas 0.12%
Commonwealth of Bahamas†	6.95%	11/20/2029	1,943	2,369,454

Bermuda 0.27%
Bermuda Government†	4.138%	1/3/2023	2,000	2,141,926
Bermuda Government†	5.603%	7/20/2020	2,550	2,994,613

Total				5,136,539

Bolivia 0.11%
Bolivian Government International Bond†(a)	4.875%	10/29/2022	2,075	2,064,625

Brazil 0.05%
Federal Republic of Brazil(a)	8.25%	1/20/2034	600	1,020,000

Cayman Islands 0.13%
Cayman Islands Government†	5.95%	11/24/2019	2,120	2,505,246

Chile 0.06%
Chile Government International Bond(a)	2.25%	10/30/2022	650	648,050
Chile Government International Bond(a)	3.625%	10/30/2042	450	454,500

Total				1,102,550

Croatia 0.03%
Republic of Croatia†(a)	6.25%	4/27/2017	500	552,500

Dominican Republic 0.09%
Dominican Republic†(a)	9.04%	1/23/2018	1,570	1,786,108

El Salvador 0.07%
Republic of El Salvador†(a)(b)	5.875%	1/30/2025	1,250	1,261,122

See Notes to Financial Statements.	41

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Gabon 0.20%
Republic of Gabon†(a)	8.20%	12/12/2017	$3,150	$3,839,062

Ghana 0.19%
Republic of Ghana†(a)	8.50%	10/4/2017	3,110	3,592,050

Iceland 0.06%
Republic of Iceland†(a)	5.875%	5/11/2022	1,100	1,203,949

Indonesia 0.22%
Perusahaan Penerbit SBSN†(a)	3.30%	11/21/2022	1,700	1,768,000
Perusahaan Penerbit SBSN†(a)	4.00%	11/21/2018	1,500	1,616,250
Republic of Indonesia†(a)	5.25%	1/17/2042	715	842,806

Total				4,227,056

Mexico 0.09%
United Mexican States(a)	4.75%	3/8/2044	1,120	1,283,520
United Mexican States(a)	5.95%	3/19/2019	400	496,000

Total				1,779,520

Mongolia 0.09%
Mongolia Government International Bond†(a)(b)	5.125%	12/5/2022	1,700	1,712,750

Panama 0.07%
Republic of Panama(a)	6.70%	1/26/2036	880	1,259,280

Peru 0.06%
Republic of Peru(a)	6.55%	3/14/2037	755	1,107,963

Philippines 0.19%
Republic of Philippines(a)	6.375%	10/23/2034	500	708,000
Republic of Philippines(a)	7.50%	9/25/2024	1,979	2,884,392

Total				3,592,392

Qatar 0.05%
State of Qatar†(a)	3.125%	1/20/2017	900	954,000

Russia 0.39%
Russia Eurobonds†(a)	3.625%	4/29/2015	3,310	3,514,922
Russia Eurobonds†(a)	5.00%	4/29/2020	3,350	3,934,575

Total				7,449,497

Slovenia 0.10%
Slovenia Government International Bond†(a)	5.50%	10/26/2022	2,000	2,000,800

42	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

Turkey 0.26%
Republic of Turkey(a)	5.625%	3/30/2021	$4,124	$4,950,037

Ukraine 0.10%
Ukraine Government†(a)	6.25%	6/17/2016	1,920	1,912,858

Venezuela 0.12%
Republic of Venezuela(a)	9.375%	1/13/2034	2,489	2,308,547

Zambia 0.05%
Zambia Government International Bond†(a)	5.375%	9/20/2022	1,000	998,750

Total Foreign Government Obligations (cost $62,773,865)				66,652,668

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 22.24%
Federal Home Loan Mortgage Corp.(e)	3.00%	TBA	146,000	153,036,250
Federal Home Loan Mortgage Corp.(e)	3.50%	TBA	80,900	86,070,020
Federal Home Loan Mortgage Corp.(e)	4.00%	TBA	8,000	8,531,250
Federal Home Loan Mortgage Corp.	5.00%	6/1/2026	14,223	15,360,002
Federal National Mortgage Assoc.(e)	3.00%	TBA	25,000	26,312,500
Federal National Mortgage Assoc.(e)	4.50%	TBA	9,000	9,683,437
Federal National Mortgage Assoc.(e)	5.50%	TBA	35,000	38,046,102
Federal National Mortgage Assoc.	5.50%	9/1/2034 - 9/1/2038	64,082	70,108,513
Federal National Mortgage Assoc.	6.00%	10/1/2038	16,559	18,316,961

Total Government Sponsored Enterprises Pass-Throughs (cost $419,481,438)				425,465,035

MUNICIPAL BONDS 0.77%

Other Revenue 0.36%
Dallas Cnty TX Hosp Dist Build America Bds Ser B	6.171%	8/15/2034	740	896,813
Dallas TX Convtn Ctr Hotel Dev Corp Build
America Bds	7.088%	1/1/2042	1,358	1,659,232
Metro Govt of Nashville & Davidson Cnty TN
Convtn Ctr Auth Build America Bds Ser B	6.731%	7/1/2043	3,575	4,357,138

Total				6,913,183

Transportation 0.28%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	2,305	2,640,954
Metro Dist of Columbia Arpts Auth Build
America Bds	7.462%	10/1/2046	2,225	2,728,918

Total				5,369,872

See Notes to Financial Statements.	43

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

Utilities 0.13%
Muni Elec Auth GA Build America Bds	7.055%		4/1/2057	$1,400	$1,571,164
New York City NY Muni Wtr Fin Auth Build
America Bds	5.79%		6/15/2041	750	863,325

Total					2,434,489

Total Municipal Bonds (cost $12,733,458)					14,717,544

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 7.15%
7 WTC Depositor LLC Trust 2012–7WTC B†	5.965%		3/13/2031	3,465	3,944,610
Arkle Master Issuer plc 2010–2A 1A1†	1.711%	#	5/17/2060	1,500	1,513,478
Arkle Master Issuer plc 2011–1A 2A†	1.561%	#	5/17/2060	3,000	3,022,890
Banc of America Funding Corp. 2007–6 A1	0.498%	#	7/25/2037	999	837,788
Commercial Mortgage Pass-Through Certificates
2007-FL14 AJ†	0.388%	#	6/15/2022	4,256	4,130,081
Credit Suisse Mortgage Capital Certificates
2006-C5 AM	5.343%		12/15/2039	6,870	7,334,927
Gracechurch Mortgage Financing plc 2006–1 A6†	0.412%	#	11/20/2056	882	881,609
Gracechurch Mortgage Financing plc
2011–1A 2A1†	1.862%	#	11/20/2056	3,600	3,676,046
GS Mortgage Securities Corp. II
2005-GG4 AABA	4.68%		7/10/2039	2,276	2,280,120
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	1,857	1,917,690
GS Mortgage Securities Corp. II 2012-GC6 C†	5.827%	#	1/10/2045	7,300	8,285,084
GS Mortgage Securities Corp. II 2012-GCJ9 A3	2.773%		11/10/2022	1,600	1,637,440
Holmes Master Issuer plc 2010–1A A2†	1.74%	#	10/15/2054	3,025	3,056,178
Holmes Master Issuer plc 2012–1A A2†	1.99%	#	10/15/2054	2,500	2,562,977
JPMorgan Chase Commercial Mortgage
Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	1,488	1,492,540
JPMorgan Chase Commercial Mortgage
Securities Corp. 2007-LD11 AM	5.812%	#	6/15/2049	7,545	7,527,401
JPMorgan Chase Commercial Mortgage
Securities Corp. 2009-RR1 A4B†	5.648%	#	3/18/2051	4,870	5,408,914
LB-UBS Commercial Mortgage Trust
2006-C7 AM	5.378%		11/15/2038	2,780	2,988,560
LB-UBS Commercial Mortgage Trust
2007-C1 AJ	5.484%		2/15/2040	5,280	4,822,726
MASTR Asset Securitization Trust 2006–3 1A3	6.00%		10/25/2036	1,060	1,009,268
MASTR Asset Securitization Trust 2006–3 1A8	6.00%		10/25/2036	910	887,920
Merrill Lynch Floating Trust 2008-LAQA A1†	0.747%	#	7/9/2021	5,651	5,581,242
Merrill Lynch Mortgage Investors, Inc.
2006-AF2 AF1	6.25%		10/25/2036	2,731	2,516,089

44	See Notes to Financial Statements.

Schedule of Investments (continued)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	$244	$245,295
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	504	505,437
Merrill Lynch Mortgage Trust 2007-C1 A2FL†	0.519%	#	6/12/2050	1,164	1,154,788
Merrill Lynch/Countrywide Commercial
Mortgage Trust 2006–1 AJ	5.581%	#	2/12/2039	2,000	1,844,549
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	357	356,553
Morgan Stanley Capital I 2007-XLF9 B†	0.808%	#	12/15/2020	3,000	2,811,483
Permanent Master Issuer plc 2010–1A†	1.49%	#	7/15/2042	3,800	3,806,525
RBSCF Trust 2010-RR3 MS4C†	4.97%		4/16/2040	3,393	3,540,582
Sequoia Mortgage Trust 2012–3 A1	3.50%		7/25/2042	1,320	1,380,838
Sequoia Mortgage Trust 2012–4 A3	2.069%		9/25/2042	1,754	1,735,262
Sequoia Mortgage Trust 2012–5 A	2.50%		11/25/2042	998	1,000,397
Sequoia Mortgage Trust 2012–6 A2	1.808%		12/25/2042	3,500	3,503,500
Silverstone Master Issuer plc 2012–1A†	1.869%	#	1/21/2055	3,900	4,018,365
Springleaf Mortgage Loan Trust 2012–3A A†	1.57%		12/25/2059	3,218	3,226,511
UBS Commercial Mortgage Trust 2012-C1 D†	5.536%	#	5/10/2045	4,100	3,744,618
UBS-BAMLL Trust 2012-WRM D†	4.238%	#	6/10/2030	1,675	1,685,449
UBS-BAMLL Trust 2012-WRM E†	4.238%	#	6/10/2030	3,810	3,662,690
UBS-Citigroup Commercial Mortgage Trust
2011-C1 D†	5.875%	#	1/10/2045	2,340	2,516,353
VNO Mortgage Trust 2012–6AVE E†	3.337%		11/15/2030	3,750	3,491,029
Wachovia Bank Commercial Mortgage Trust
2005-C20 B	5.248%	#	7/15/2042	2,060	2,150,922
Wachovia Bank Commercial Mortgage Trust
2006-C28 AM	5.603%		10/15/2048	4,325	4,661,825
Wachovia Bank Commercial Mortgage Trust
2007-C30 A3	5.246%		12/15/2043	1,299	1,327,936
Wells Fargo Commercial Mortgage Trust
2012-LC5 D†	4.780%	#	10/15/2045	5,735	5,167,722
WFRBS Commercial Mortgage Trust 2012-C7 D†	4.850%	#	6/15/2045	1,890	1,901,856

Total Non-Agency Commercial Mortgage-Backed Securities (cost $131,616,601)					136,756,063

U.S. TREASURY OBLIGATIONS 27.14%
U.S. Treasury Bond	2.75%		8/15/2042	55,598	55,163,668
U.S. Treasury Note	0.50%		10/15/2014	221,463	222,483,944
U.S. Treasury Note	0.625%		12/31/2012	113,500	113,553,232
U.S. Treasury Note	0.75%		10/31/2017	125,066	125,974,730
U.S. Treasury Note	1.625%		11/15/2022	2,041	2,044,827

Total U.S. Treasury Obligations (cost $519,099,194)					519,220,401

Total Long-Term Investments (cost $2,111,831,190)					2,176,794,148

See Notes to Financial Statements.	45

Schedule of Investments (concluded)
TOTAL RETURN FUND November 30, 2012

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS 3.75%

Repurchase Agreements
Repurchase Agreement dated 11/30/2012,
0.01% due 12/3/2012 with Fixed Income
Clearing Corp. collateralized by $710,000
of Federal National Mortgage Assoc. at
4.625% due 10/15/2013; value: $741,177;
proceeds: $723,392			$723	$723,392
Repurchase Agreement dated 11/30/2012,
0.18% due 12/3/2012 with Bank of America
Corp. collateralized by $73,181,000 of U.S.
Treasury Bond at 2.75% due 11/15/2042;
value: $72,406,326; proceeds: $70,978,065			70,977	70,977,000

Total Short-Term Investments
(cost $71,700,392)				71,700,392

Total Investments in Securities 117.52%
(cost $2,183,531,582)				2,248,494,540

Liabilities in Excess of Cash, Foreign Cash and Other Assets(f) (17.52%)				(335,222,850)

Net Assets 100.00%				$1,913,271,690

EUR	euro.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2012.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)

Floating Rate Loans in which the Fund invests generally pay interest at rates that are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rates shown is the rate(s) in effect at November 30, 2012.

(d)	Investment in non-U.S. dollar denominated securities.
(e)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

(f)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation (depreciation) on foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

euro	Sell	UBS AG	12/20/2012	184,225	$237,678	$239,636	$(1,958)

46	See Notes to Financial Statements.

Statements of Assets and Liabilities
November 30, 2012

	Core Fixed Income Fund	Total Return Fund
ASSETS:
Investments in securities, at cost	$1,346,208,763	$2,183,531,582

Investments in securities, at fair value	$1,377,466,175	$2,248,494,540
Cash	430,142	2,152,497
Foreign cash, at value (cost $0 and $11,554, respectively)	–	11,612
Receivables:
Interest	6,226,126	14,224,772
Investment securities sold	30,254,229	52,944,281
Capital shares sold	6,623,720	14,794,098
Prepaid expenses and other assets	66,569	54,751

Total assets	1,421,066,961	2,332,676,551

LIABILITIES:
Payables:
Investment securities purchased	288,599,149	408,059,324
Capital shares reacquired	3,122,288	4,925,444
12b-1 distribution fees	253,046	424,901
Trustees’ fees	35,229	111,183
Management fee	406,365	663,081
Fund administration	36,538	62,210
Unrealized depreciation on forward foreign currency exchange contracts	–	1,958
Distributions payable	1,869,990	4,481,383
Accrued expenses	371,247	675,377

Total liabilities	294,693,852	419,404,861

NET ASSETS	$1,126,373,109	$1,913,271,690

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,081,220,912	$1,816,096,651
Distributions in excess of net investment income	(8,718)	(142,940)
Accumulated net realized gain on investments and foreign currency related transactions	13,903,503	32,356,896
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	31,257,412	64,961,083

Net Assets	$1,126,373,109	$1,913,271,690

See Notes to Financial Statements.	47

Statements of Assets and Liabilities (concluded)
November 30, 2012

	Core Fixed Income Fund	Total Return Fund
Net assets by class:
Class A Shares	$482,407,599	$957,407,618
Class B Shares	$13,318,501	$27,590,419
Class C Shares	$140,543,115	$218,985,899
Class F Shares	$333,724,894	$579,330,376
Class I Shares	$133,018,104	$70,777,563
Class P Shares	$265,274	$4,172,658
Class R2 Shares	$1,791,641	$3,749,332
Class R3 Shares	$21,303,981	$51,257,825
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	42,321,558	87,051,406
Class B Shares	1,171,850	2,511,669
Class C Shares	12,383,646	19,928,912
Class F Shares	29,284,393	52,693,207
Class I Shares	11,671,162	6,423,846
Class P Shares	23,188	377,702
Class R2 Shares	157,200	340,958
Class R3 Shares	1,868,649	4,661,585
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.40	$11.00
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$11.66	$11.25
Class B Shares-Net asset value	$11.37	$10.98
Class C Shares-Net asset value	$11.35	$10.99
Class F Shares-Net asset value	$11.40	$10.99
Class I Shares-Net asset value	$11.40	$11.02
Class P Shares-Net asset value	$11.44	$11.05
Class R2 Shares-Net asset value	$11.40	$11.00
Class R3 Shares-Net asset value	$11.40	$11.00

48	See Notes to Financial Statements.

Statements of Operations
For the Year Ended November 30, 2012

	Core Fixed Income Fund	Total Return Fund
Investment income:
Interest and other	$22,867,716	$60,484,462

Total investment income	22,867,716	60,484,462

Expenses:
Management fee	4,556,614	7,984,479
12b-1 distribution plan-Class A	852,950	1,704,115
12b-1 distribution plan-Class B	149,617	302,830
12b-1 distribution plan-Class C	1,090,745	1,690,083
12b-1 distribution plan-Class F	308,034	676,046
12b-1 distribution plan-Class P	1,318	30,163
12b-1 distribution plan-Class R2	9,504	29,905
12b-1 distribution plan-Class R3	90,878	229,903
Shareholder servicing	1,317,319	2,952,318
Fund administration	407,014	748,449
Registration	186,833	203,610
Reports to shareholders	119,540	238,494
Professional	58,486	62,986
Trustees’ fees	31,779	58,905
Custody	27,132	38,284
Subsidy (See Note 3)	6,635	112
Other	19,560	43,294

Gross expenses	9,233,958	16,993,976
Expense reductions (See Note 7)	(723)	(1,334)

Net expenses	9,233,235	16,992,642

Net investment income	13,634,481	43,491,820

Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	28,437,744	58,656,456
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,562,501	52,102,947

Net realized and unrealized gain	53,000,245	110,759,403

Net Increase in Net Assets Resulting From Operations	$66,634,726	$154,251,223

See Notes to Financial Statements.	49

Statements of Changes in Net Assets

	Core Fixed Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$13,634,481	$13,880,210
Net realized gain on investments and foreign currency related transactions	28,437,744	26,611,398
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,562,501	(4,984,815)

Net increase in net assets resulting from operations	66,634,726	35,506,793

Distributions to shareholders from:
Net investment income
Class A	(11,293,598)	(10,063,630)
Class B	(283,934)	(435,196)
Class C	(2,582,115)	(2,548,569)
Class F	(8,456,280)	(5,332,910)
Class I	(3,391,753)	(1,261,523)
Class P	(7,101)	(19,748)
Class R2	(35,880)	(35,831)
Class R3	(430,457)	(380,253)
Net realized gain
Class A	(8,766,580)	(12,285,249)
Class B	(385,297)	(832,957)
Class C	(2,725,360)	(4,120,029)
Class F	(6,010,633)	(2,360,060)
Class I	(2,832,660)	(831,415)
Class P	(6,501)	(62,871)
Class R2	(35,145)	(43,605)
Class R3	(367,166)	(492,693)

Total distributions to shareholders	(47,610,460)	(41,106,539)

Capital share transactions (Net of share conversions) (See Note 10):
Net proceeds from sales of shares	554,007,044	528,657,509
Reinvestment of distributions	41,934,886	34,611,727
Cost of shares reacquired	(370,263,341)	(265,124,323)

Net increase in net assets resulting from capital share transactions	225,678,589	298,144,913

Net increase in net assets	244,702,855	292,545,167

NET ASSETS:
Beginning of year	$881,670,254	$589,125,087

End of year	$1,126,373,109	$881,670,254

Distributions in excess of net investment income	$(8,718)	$(32,829)

50	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Total Return Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$43,491,820	$61,041,611
Net realized gain on investments and foreign currency related transactions	58,656,456	93,735,469
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	52,102,947	(46,259,062)

Net increase in net assets resulting from operations	154,251,223	108,518,018

Distributions to shareholders from:
Net investment income
Class A	(29,760,109)	(26,709,401)
Class B	(824,478)	(1,102,122)
Class C	(5,699,370)	(5,340,820)
Class F	(24,705,389)	(42,066,162)
Class I	(1,983,732)	(1,622,039)
Class P	(223,681)	(371,354)
Class R2	(156,492)	(129,757)
Class R3	(1,483,532)	(1,047,216)
Net realized gain
Class A	(32,739,161)	(28,278,680)
Class B	(1,381,907)	(1,745,108)
Class C	(7,691,373)	(7,385,366)
Class F	(31,934,010)	(44,579,714)
Class I	(1,617,592)	(1,319,768)
Class P	(343,295)	(600,317)
Class R2	(194,930)	(111,142)
Class R3	(1,656,988)	(1,090,353)

Total distributions to shareholders	(142,396,039)	(163,499,319)

Capital share transactions (Net of share conversions) (See Note 10):
Net proceeds from sales of shares	649,028,541	687,161,023
Reinvestment of distributions	128,083,881	148,755,504
Cost of shares reacquired	(681,906,503)	(1,116,551,555)

Net increase (decrease) in net assets resulting from capital share transactions	95,205,919	(280,635,028)

Net increase (decrease) in net assets	107,061,103	(335,616,329)

NET ASSETS:
Beginning of year	$1,806,210,587	$2,141,826,916

End of year	$1,913,271,690	$1,806,210,587

Distributions in excess of net investment income	$(142,940)	$(162,386)

See Notes to Financial Statements.	51

Financial Highlights
CORE FIXED INCOME FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.21	$11.39	$11.34	$9.89	$10.66

Investment operations:
Net investment income(a)	.16	.24	.30	.38	.46
Net realized and unrealized gain (loss)	.59	.33	.36	1.49	(.74)

Total from investment operations	.75	.57	.66	1.87	(.28)

Distributions to shareholders from:
Net investment income	(.30)	(.34)	(.37)	(.42)	(.49)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.56)	(.75)	(.61)	(.42)	(.49)

Net asset value, end of year	$11.40	$11.21	$11.39	$11.34	$9.89

Total Return(b)	6.94%	5.41%	6.12%	19.24%	(2.82)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.87%	.88%	.90%	.90%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.86%	.87%	.88%	.90%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.86%	.87%	.90%	1.08%	1.16%

Net investment income	1.38%	2.17%	2.70%	3.55%	4.44%

Supplemental Data:

Net assets, end of year (000)	$482,408	$367,551	$339,581	$273,000	$118,139
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

52	See Notes to Financial Statements.

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.18	$11.36	$11.31	$9.86	$10.63

Investment operations:
Net investment income(a)	.07	.16	.22	.32	.40
Net realized and unrealized gain (loss)	.59	.32	.36	1.48	(.75)

Total from investment operations	.66	.48	.58	1.80	(.35)

Distributions to shareholders from:
Net investment income	(.21)	(.25)	(.29)	(.35)	(.42)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.47)	(.66)	(.53)	(.35)	(.42)

Net asset value, end of year	$11.37	$11.18	$11.36	$11.31	$9.86

Total Return(b)	6.11%	4.59%	5.31%	18.41%	(3.36)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.66%	1.67%	1.65%	1.55%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.66%	1.67%	1.65%	1.55%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.66%	1.67%	1.68%	1.73%	1.81%

Net investment income	.62%	1.42%	1.98%	2.96%	3.81%

Supplemental Data:

Net assets, end of year (000)	$13,319	$16,269	$23,487	$26,996	$17,783
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	53

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.16	$11.34	$11.29	$9.85	$10.62

Investment operations:
Net investment income(a)	.08	.17	.23	.31	.40
Net realized and unrealized gain (loss)	.60	.33	.36	1.48	(.75)

Total from investment operations	.68	.50	.59	1.79	(.35)

Distributions to shareholders from:
Net investment income	(.23)	(.27)	(.30)	(.35)	(.42)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.49)	(.68)	(.54)	(.35)	(.42)

Net asset value, end of year	$11.35	$11.16	$11.34	$11.29	$9.85

Total Return(b)	6.28%	4.74%	5.41%	18.43%	(3.47)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.51%	1.53%	1.57%	1.55%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.51%	1.53%	1.57%	1.55%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.53%	1.59%	1.73%	1.81%

Net investment income	.74%	1.53%	2.02%	2.89%	3.80%

Supplemental Data:

Net assets, end of year (000)	$140,543	$113,329	$114,561	$95,996	$39,144
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

54	See Notes to Financial Statements.

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.20	$11.38	$11.34	$9.89	$10.66

Investment operations:
Net investment income(a)	.17	.24	.31	.39	.49
Net realized and unrealized gain (loss)	.60	.34	.36	1.50	(.75)

Total from investment operations	.77	.58	.67	1.89	(.26)

Distributions to shareholders from:
Net investment income	(.31)	(.35)	(.39)	(.44)	(.51)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.57)	(.76)	(.63)	(.44)	(.51)

Net asset value, end of year	$11.40	$11.20	$11.38	$11.34	$9.89

Total Return(b)	7.14%	5.50%	6.15%	19.50%	(2.60)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.76%	.77%	.76%	.65%	.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.76%	.77%	.76%	.65%	.64%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.76%	.77%	.77%	.83%	.87%

Net investment income	1.48%	2.18%	2.76%	3.58%	4.74%

Supplemental Data:

Net assets, end of year (000)	$333,725	$247,773	$71,705	$27,262	$408
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	55

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.20	$11.39	$11.34	$9.89	$10.66

Investment operations:
Net investment income(a)	.18	.24	.31	.42	.50
Net realized and unrealized gain (loss)	.60	.34	.38	1.49	(.75)

Total from investment operations	.78	.58	.69	1.91	(.25)

Distributions to shareholders from:
Net investment income	(.32)	(.36)	(.40)	(.46)	(.52)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.58)	(.77)	(.64)	(.46)	(.52)

Net asset value, end of year	$11.40	$11.20	$11.39	$11.34	$9.89

Total Return(b)	7.25%	5.52%	6.37%	19.65%	(2.48)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.66%	.68%	.66%	.55%	.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.66%	.68%	.66%	.55%	.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.68%	.67%	.73%	.81%

Net investment income	1.59%	2.18%	2.77%	3.87%	4.80%

Supplemental Data:

Net assets, end of year (000)	$133,018	$119,703	$22,651	$4,978	$1,773
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

56	See Notes to Financial Statements.

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.25	$11.43	$11.38	$9.92	$10.70

Investment operations:
Net investment income(a)	.13	.23	.28	.38	.45
Net realized and unrealized gain (loss)	.59	.32	.36	1.49	(.76)

Total from investment operations	.72	.55	.64	1.87	(.31)

Distributions to shareholders from:
Net investment income	(.27)	(.32)	(.35)	(.41)	(.47)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.53)	(.73)	(.59)	(.41)	(.47)

Net asset value, end of year	$11.44	$11.25	$11.43	$11.38	$9.92

Total Return(b)	6.67%	5.14%	5.88%	19.07%	(2.90)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.11%	1.12%	1.11%	1.00%	1.00%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.11%	1.12%	1.11%	1.00%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.12%	1.13%	1.18%	1.26%

Net investment income	1.15%	2.06%	2.49%	3.52%	4.33%

Supplemental Data:

Net assets, end of year (000)	$265	$276	$1,736	$1,985	$1,530
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	57

Financial Highlights (continued)
CORE FIXED INCOME FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.21	$11.39	$11.34	$9.89	$10.66

Investment operations:
Net investment income(a)	.11	.20	.25	.36	.44
Net realized and unrealized gain (loss)	.60	.33	.37	1.48	(.75)

Total from investment operations	.71	.53	.62	1.84	(.31)

Distributions to shareholders from:
Net investment income	(.26)	(.30)	(.33)	(.39)	(.46)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.52)	(.71)	(.57)	(.39)	(.46)

Net asset value, end of year	$11.40	$11.21	$11.39	$11.34	$9.89

Total Return(b)	6.52%	4.99%	5.74%	18.96%	(3.02)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.28%	1.27%	1.15%	1.09%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.28%	1.27%	1.15%	1.09%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.28%	1.27%	1.33%	1.33%

Net investment income	1.00%	1.77%	2.22%	3.39%	4.31%

Supplemental Data:

Net assets, end of year (000)	$1,792	$1,480	$1,199	$213	$171
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

58	See Notes to Financial Statements.

Financial Highlights (concluded)
CORE FIXED INCOME FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.21	$11.39	$11.34	$9.89	$10.66

Investment operations:
Net investment income(a)	.12	.21	.27	.35	.45
Net realized and unrealized gain (loss)	.60	.33	.36	1.51	(.75)

Total from investment operations	.72	.54	.63	1.86	(.30)

Distributions to shareholders from:
Net investment income	(.27)	(.31)	(.34)	(.41)	(.47)
Net realized gain	(.26)	(.41)	(.24)	–	–

Total distributions	(.53)	(.72)	(.58)	(.41)	(.47)

Net asset value, end of year	$11.40	$11.21	$11.39	$11.34	$9.89

Total Return(b)	6.63%	5.10%	5.84%	19.08%	(2.97)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.16%	1.17%	1.16%	1.04%	1.04%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.16%	1.17%	1.16%	1.04%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.16%	1.17%	1.17%	1.24%	1.29%

Net investment income	1.09%	1.87%	2.40%	3.22%	4.29%

Supplemental Data:

Net assets, end of year (000)	$21,304	$15,290	$14,205	$7,587	$257
Portfolio turnover rate	640.88%	668.74%	590.37%	631.44%	399.63%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	59

Financial Highlights
TOTAL RETURN FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$11.26	$11.02	$9.44	$10.48

Investment operations:
Net investment income(a)	.25	.32	.38	.44	.49
Net realized and unrealized gain (loss)	.66	.22	.40	1.61	(1.03)

Total from investment operations	.91	.54	.78	2.05	(.54)

Distributions to shareholders from:
Net investment income	(.38)	(.41)	(.44)	(.47)	(.50)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.85)	(.86)	(.54)	(.47)	(.50)

Net asset value, end of year	$11.00	$10.94	$11.26	$11.02	$9.44

Total Return(b)	8.73%	5.16%	7.27%	22.33%	(5.45)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.83%	.85%	.90%	.90%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.86%	.83%	.85%	.90%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.86%	.83%	.86%	1.04%	1.05%

Net investment income	2.36%	2.94%	3.43%	4.30%	4.97%

Supplemental Data:

Net assets, end of year (000)	$957,408	$766,312	$718,778	$673,307	$467,605
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

60	See Notes to Financial Statements.

Financial Highlights (continued)
TOTAL RETURN FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$11.25	$11.01	$9.43	$10.46

Investment operations:
Net investment income(a)	.17	.23	.29	.38	.42
Net realized and unrealized gain (loss)	.64	.22	.40	1.61	(1.01)

Total from investment operations	.81	.45	.69	1.99	(.59)

Distributions to shareholders from:
Net investment income	(.29)	(.32)	(.35)	(.41)	(.44)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.76)	(.77)	(.45)	(.41)	(.44)

Net asset value, end of year	$10.98	$10.93	$11.25	$11.01	$9.43

Total Return(b)	7.76%	4.28%	6.43%	21.57%	(5.98)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.66%	1.63%	1.62%	1.55%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.66%	1.63%	1.62%	1.55%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.66%	1.63%	1.64%	1.69%	1.71%

Net investment income	1.57%	2.13%	2.65%	3.67%	4.15%

Supplemental Data:

Net assets, end of year (000)	$27,590	$32,566	$44,153	$48,221	$36,665
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	61

Financial Highlights (continued)
TOTAL RETURN FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$11.25	$11.01	$9.43	$10.47

Investment operations:
Net investment income(a)	.19	.25	.31	.38	.42
Net realized and unrealized gain (loss)	.65	.22	.39	1.61	(1.02)

Total from investment operations	.84	.47	.70	1.99	(.60)

Distributions to shareholders from:
Net investment income	(.31)	(.34)	(.36)	(.41)	(.44)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.78)	(.79)	(.46)	(.41)	(.44)

Net asset value, end of year	$10.99	$10.93	$11.25	$11.01	$9.43

Total Return(b)	8.04%	4.48%	6.57%	21.43%	(5.98)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.50%	1.48%	1.52%	1.55%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.50%	1.48%	1.52%	1.55%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.48%	1.53%	1.69%	1.70%

Net investment income	1.71%	2.30%	2.76%	3.65%	4.14%

Supplemental Data:

Net assets, end of year (000)	$218,986	$178,761	$187,548	$171,798	$113,387
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

62	See Notes to Financial Statements.

Financial Highlights (continued)
TOTAL RETURN FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$11.26	$11.02	$9.43	$10.47

Investment operations:
Net investment income(a)	.27	.33	.39	.46	.49
Net realized and unrealized gain (loss)	.64	.22	.40	1.63	(1.01)

Total from investment operations	.91	.55	.79	2.09	(.52)

Distributions to shareholders from:
Net investment income	(.39)	(.42)	(.45)	(.50)	(.52)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.86)	(.87)	(.55)	(.50)	(.52)

Net asset value, end of year	$10.99	$10.94	$11.26	$11.02	$9.43

Total Return(b)	8.74%	5.26%	7.41%	22.61%	(5.27)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.76%	.73%	.73%	.65%	.64%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.76%	.73%	.73%	.65%	.64%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.76%	.73%	.74%	.78%	.78%

Net investment income	2.50%	3.08%	3.55%	4.38%	5.03%

Supplemental Data:

Net assets, end of year (000)	$579,330	$741,101	$1,115,781	$850,194	$206,730
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	63

Financial Highlights (continued)
TOTAL RETURN FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.96	$11.28	$11.04	$9.45	$10.49

Investment operations:
Net investment income(a)	.28	.34	.41	.50	.53
Net realized and unrealized gain (loss)	.65	.22	.39	1.60	(1.03)

Total from investment operations	.93	.56	.80	2.10	(.50)

Distributions to shareholders from:
Net investment income	(.40)	(.43)	(.46)	(.51)	(.54)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.87)	(.88)	(.56)	(.51)	(.54)

Net asset value, end of year	$11.02	$10.96	$11.28	$11.04	$9.45

Total Return(b)	8.94%	5.36%	7.52%	22.72%	(5.01)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.66%	.63%	.63%	.55%	.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.66%	.63%	.63%	.55%	.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.63%	.64%	.70%	.71%

Net investment income	2.54%	3.16%	3.65%	4.92%	5.14%

Supplemental Data:

Net assets, end of year (000)	$70,778	$36,987	$32,220	$29,750	$91,558
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

64	See Notes to Financial Statements.

Financial Highlights (continued)
TOTAL RETURN FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.99	$11.31	$11.07	$9.48	$10.52

Investment operations:
Net investment income(a)	.23	.30	.36	.44	.48
Net realized and unrealized gain (loss)	.65	.22	.39	1.62	(1.02)

Total from investment operations	.88	.52	.75	2.06	(.54)

Distributions to shareholders from:
Net investment income	(.35)	(.39)	(.41)	(.47)	(.50)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.82)	(.84)	(.51)	(.47)	(.50)

Net asset value, end of year	$11.05	$10.99	$11.31	$11.07	$9.48

Total Return(b)	8.44%	4.89%	7.03%	22.25%	(5.51)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.11%	1.08%	1.07%	1.00%	1.00%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.11%	1.08%	1.07%	1.00%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.08%	1.09%	1.14%	1.15%

Net investment income	2.17%	2.74%	3.28%	4.22%	4.69%

Supplemental Data:

Net assets, end of year (000)	$4,173	$7,987	$15,068	$27,313	$19,264
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	65

Financial Highlights (continued)
TOTAL RETURN FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$11.26	$11.02	$9.43	$10.47

Investment operations:
Net investment income(a)	.21	.27	.34	.41	.47
Net realized and unrealized gain (loss)	.66	.23	.40	1.63	(1.03)

Total from investment operations	.87	.50	.74	2.04	(.56)

Distributions to shareholders from:
Net investment income	(.34)	(.37)	(.40)	(.45)	(.48)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.81)	(.82)	(.50)	(.45)	(.48)

Net asset value, end of year	$11.00	$10.94	$11.26	$11.02	$9.43

Total Return(b)	8.30%	4.74%	6.89%	22.04%	(5.56)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.23%	1.23%	1.14%	1.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.23%	1.23%	1.14%	1.05%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.23%	1.24%	1.28%	1.20%

Net investment income	1.98%	2.53%	3.06%	3.89%	4.83%

Supplemental Data:

Net assets, end of year (000)	$3,749	$4,567	$2,856	$1,611	$176
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

66	See Notes to Financial Statements.

Financial Highlights (concluded)
TOTAL RETURN FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$11.26	$11.02	$9.43	$10.47

Investment operations:
Net investment income(a)	.22	.29	.35	.42	.47
Net realized and unrealized gain (loss)	.66	.22	.40	1.63	(1.02)

Total from investment operations	.88	.51	.75	2.05	(.55)

Distributions to shareholders from:
Net investment income	(.35)	(.38)	(.41)	(.46)	(.49)
Net realized gain	(.47)	(.45)	(.10)	–	–

Total distributions	(.82)	(.83)	(.51)	(.46)	(.49)

Net asset value, end of year	$11.00	$10.94	$11.26	$11.02	$9.43

Total Return(b)	8.42%	4.86%	6.99%	22.15%	(5.51)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.16%	1.12%	1.13%	1.05%	1.04%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.16%	1.12%	1.13%	1.05%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.16%	1.12%	1.14%	1.19%	1.19%

Net investment income	2.06%	2.64%	3.10%	4.04%	4.69%

Supplemental Data:

Net assets, end of year (000)	$51,258	$37,931	$25,423	$7,885	$2,075
Portfolio turnover rate	575.52%	607.17%	493.81%	597.74%	302.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	67

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust currently consists of twelve funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”) and Lord Abbett Total Return Fund (“Total Return Fund”).

The investment objective of each Fund is to seek income and capital appreciation to produce a high total return. Each Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and

68

Notes to Financial Statements (continued)

the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

69

Notes to Financial Statements (continued)

(f)

Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and foreign currency related transactions on each Fund’s Statement of Operations. As of November 30, 2012, only Total Return Fund had open forward foreign currency exchange contracts.

(h)

Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of November 30, 2012, the Funds had no open futures contracts.

(i)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the

70

Notes to Financial Statements (continued)

commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)

Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)

Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(l)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(m)

Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

71

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of November 30, 2012, the Funds had no unfunded loan commitments.

(n)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing each Fund’s investments carried at fair value:

	Core Fixed Income Fund				Total Return Fund

Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$–	$138,823,808	$–	$138,823,808	$–	$235,370,680	$–	$235,370,680
Corporate Bonds	–	358,713,562	–	358,713,562	–	776,277,453	–	776,277,453
Floating Rate Loans	–	–	–	–	–	2,087,931	–	2,087,931
Foreign Bond	–	–	–	–	–	246,373	–	246,373
Foreign Government Obligations	–	16,504,369	–	16,504,369	–	66,652,668	–	66,652,668
Government Sponsored Enterprises Pass- Throughs	–	297,151,850	–	297,151,850	–	425,465,035	–	425,465,035
Municipal Bonds	–	9,927,281	–	9,927,281	–	14,717,544	–	14,717,544
Non-Agency Commercial Mortgage-Backed Securities	–	67,014,625	–	67,014,625	–	136,756,063	–	136,756,063

72

Notes to Financial Statements (continued)

	Core Fixed Income Fund				Total Return Fund

Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	–	417,396,249	–	417,396,249	–	519,220,401	–	519,220,401
Commercial Paper	–	4,989,358	–	4,989,358	–	–	–	–
Repurchase Agreements	–	66,945,073	–	66,945,073	–	71,700,392	–	71,700,392

Total	$–	$1,377,466,175	$–	$1,377,466,175	$–	$2,248,494,540	$–	$2,248,494,540

	Other Financial Instruments

Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–	$–	$–	$–	$–
Liabilities	–	–	–	–	–	(1,958)	–	(1,958)

Total	$–	$–	$–	$–	$–	$(1,958)	$–	$(1,958)

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

(o)

Disclosures about Derivative Instruments and Hedging Activities–Total Return Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2012 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of November 30, 2012, the Fund had forward foreign currency exchange contracts with a cumulative unrealized depreciation of $1,958. Amounts of $5,797 and $(1,879) are included in the Statement of Operations related to forward foreign currency exchange contracts under the captions Net realized gain on investment and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies, respectively. The average notional amount of forward foreign currency exchange contracts during the period was $285,881.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended November 30, 2012, for Core Fixed Income Fund and Total Return Fund, the effective management fee was at an annualized rate of .45% and ..43%, respectively.

73

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Core Fixed Income Fund and Total Return Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations.

As of November 30, 2012, the Funds had no outstanding shares owned by any of the Lord Abbett Fund of Funds.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C(1)	Class F	Class P	Class R2	Class R3

Service	.15%	.25%	.25%	-	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)

The Rule 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

	Distributor Commissions	Dealers’ Concessions

Core Fixed Income Fund	$188,745	$1,238,634
Total Return Fund	289,181	1,889,954

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2012:

	Class A	Class C

Core Fixed Income Fund	$11,351	$26,239
Total Return Fund	38,406	27,672

For the fiscal year ended November 30, 2012, two Trustees and certain of the Trust’s officers had an interest in Lord Abbett.

74

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the funds’ fiscal year ended November 30, 2012, distributions were declared on December 12, 2012 and paid on December 18, 2012 to shareholders of record on December 17, 2012. The approximate amounts were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains

Core Fixed Income Fund	$16,177,000	$2,508,000
Total Return Fund	30,105,000	10,373,000

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	Core Fixed Income Fund		Total Return Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$43,092,437	$32,887,775	$111,864,038	$132,033,560
Net long-term capital gains	4,518,023	8,218,764	30,532,001	31,465,759

Total distributions paid	$47,610,460	$41,106,539	$142,396,039	$163,499,319

As of November 30, 2012, the components of accumulated gains on a tax-basis were as follows:

	Core Fixed Income Fund	Total Return Fund

Undistributed ordinary income – net	$16,197,142	$30,071,362
Undistributed long-term capital gains	2,502,446	10,362,650

Total undistributed earnings	$18,699,588	$40,434,012
Temporary differences	(35,229)	(111,183)
Unrealized gains – net	26,487,838	56,852,210

Total accumulated gains - net	$45,152,197	$97,175,039

75

Notes to Financial Statements (continued)

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income Fund	Total Return Fund

Tax cost	$1,350,978,337	$2,191,642,413

Gross unrealized gain	27,475,861	64,166,034
Gross unrealized loss	(988,023)	(7,313,907)

Net unrealized security gain	$26,487,838	$56,852,127

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain

Core Fixed Income Fund	$ 12,870,748	$ (12,870,748)
Total Return Fund	21,364,409	(21,364,409)

The permanent differences are attributable to the tax treatment of premium amortization, foreign currency transactions, certain securities and paydown gains and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales

Core Fixed Income Fund	$7,152,459,471	$639,497,145	$6,899,070,324	$472,247,082
Total Return Fund	11,143,142,181	1,491,908,153	10,922,228,117	1,398,324,209

*	Includes U.S. Government sponsored enterprises securities.

6.	TRUSTEES’ REMUNERATION

For the fiscal year ended November 30, 2012, the Trust’s officers and the two Trustees who were associated with Lord Abbett did not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

76

Notes to Financial Statements (continued)

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

9.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

Each Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Funds may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Total Return Fund may invest are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer.

Each Fund’s investment exposure to foreign companies presents increased market, liquidity, currency, political, information and other risks. The cost to a Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

Each Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or

77

Notes to Financial Statements (continued)

foreign corporations, partnerships or other business entities. The senior loans in which the Funds invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect each Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Core Fixed Income Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	21,040,377	$236,111,852	13,291,527	$147,541,918
Converted from Class B*	181,189	2,034,756	303,885	3,330,922
Reinvestment of distributions	1,618,272	18,046,998	1,841,007	20,047,195
Shares reacquired	(13,315,330)	(149,363,072)	(12,458,563)	(136,832,453)

Increase	9,524,508	$106,830,534	2,977,856	$34,087,582

Class B Shares

Shares sold	95,805	$1,071,632	173,448	$1,921,756
Reinvestment of distributions	54,209	600,659	102,429	1,109,290
Shares reacquired	(252,290)	(2,818,295)	(583,409)	(6,387,577)
Converted to Class A*	(181,745)	(2,034,756)	(304,734)	(3,330,922)

Decrease	(284,021)	$(3,180,760)	(612,266)	$(6,687,453)

Class C Shares

Shares sold	4,810,380	$53,720,906	3,092,859	$34,209,218
Reinvestment of distributions	372,010	4,124,075	449,018	4,861,295
Shares reacquired	(2,954,440)	(33,005,266)	(3,487,399)	(38,064,170)

Increase	2,227,950	$24,839,715	54,478	$1,006,343

Class F Shares

Shares sold	16,669,884	$186,739,870	21,125,424	$230,384,767
Reinvestment of distributions	1,139,359	12,706,084	542,927	5,967,069
Shares reacquired	(10,639,205)	(119,608,565)	(5,852,944)	(64,524,319)

Increase	7,170,038	$79,837,389	15,815,407	$171,827,517

Class I Shares

Shares sold	5,560,646	$62,252,940	9,338,150	$104,854,149
Reinvestment of distributions	507,025	5,646,554	164,105	1,802,784
Shares reacquired	(5,079,690)	(56,475,055)	(808,586)	(8,970,163)

Increase	987,981	$11,424,439	8,693,669	$97,686,770

Class P Shares

Shares sold	4,533	$50,871	24,242	$263,866
Reinvestment of distributions	1,216	13,588	1,571	17,159
Shares reacquired	(7,058)	(80,274)	(153,199)	(1,661,839)

Decrease	(1,309)	$(15,815)	(127,386)	$(1,380,814)

78

Notes to Financial Statements (continued)

Core Fixed Income Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares

Shares sold	82,860	$927,754	75,543	$824,194
Reinvestment of distributions	165	1,834	138	1,502
Shares reacquired	(57,908)	(648,699)	(48,901)	(536,029)

Increase	25,117	$280,889	26,780	$289,667

Class R3 Shares	Shares	Amount	Shares	Amount

Shares sold	1,170,845	$13,131,219	784,202	$8,657,641
Reinvestment of distributions	71,319	795,094	73,918	805,433
Shares reacquired	(737,618)	(8,264,115)	(741,182)	(8,147,773)

Increase	504,546	$5,662,198	116,938	$1,315,301

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted

Total Return Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	32,007,942	$345,749,731	24,369,912	$265,097,571
Converted from Class B*	302,005	3,255,894	541,039	5,851,340
Reinvestment of distributions	5,409,716	57,751,705	4,754,119	51,085,260
Shares reacquired	(20,710,173)	(223,483,790)	(23,446,551)	(254,091,355)

Increase	17,009,490	$183,273,540	6,218,519	$67,942,816

Class B Shares

Shares sold	199,477	$2,150,582	268,854	$2,921,468
Reinvestment of distributions	186,545	1,983,637	234,845	2,516,002
Shares reacquired	(552,012)	(5,956,914)	(906,929)	(9,805,510)
Converted to Class A*	(302,321)	(3,255,894)	(541,624)	(5,851,340)

Decrease	(468,311)	$(5,078,589)	(944,854)	$(10,219,380)

Class C Shares

Shares sold	6,443,842	$69,397,177	4,232,570	$46,096,965
Reinvestment of distributions	831,756	8,862,126	723,338	7,761,244
Shares reacquired	(3,699,595)	(39,883,068)	(5,270,375)	(56,880,190)

Increase (decrease)	3,576,003	$38,376,235	(314,467)	$(3,021,981)

Class F Shares

Shares sold	14,636,645	$157,688,359	26,816,851	$290,342,684
Reinvestment of distributions	4,922,694	52,437,405	7,643,679	82,092,218
Shares reacquired	(34,629,957)	(372,538,180)	(65,806,354)	(721,856,517)

Decrease	(15,070,618)	$(162,412,416)	(31,345,824)	$(349,421,615)

Class I Shares

Shares sold	4,049,632	$43,794,736	4,425,362	$48,435,531
Reinvestment of distributions	308,458	3,308,763	261,019	2,813,167
Shares reacquired	(1,308,835)	(14,186,950)	(4,168,256)	(45,678,423)

Increase	3,049,255	$32,916,549	518,125	$5,570,275

79

Notes to Financial Statements (concluded)

Total Return Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class P Shares

Shares sold	144,302	$1,561,779	347,319	$3,805,587
Reinvestment of distributions	52,036	556,278	57,135	616,549
Shares reacquired	(545,397)	(5,912,134)	(1,010,178)	(10,938,253)

Decrease	(349,059)	$(3,794,077)	(605,724)	$(6,516,117)

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	321,062	$3,449,856	247,351	$2,668,406
Reinvestment of distributions	4,774	51,147	2,332	25,100
Shares reacquired	(402,413)	(4,361,012)	(85,841)	(933,504)

Increase (decrease)	(76,577)	$(860,009)	163,842	$1,760,002

Class R3 Shares

Shares sold	2,343,657	$25,236,321	2,557,518	$27,792,811
Reinvestment of distributions	293,470	3,132,820	171,526	1,845,964
Shares reacquired	(1,443,273)	(15,584,455)	(1,519,435)	(16,367,803)

Increase	1,193,854	$12,784,686	1,209,609	$13,270,972

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted

80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund (collectively, the “Funds”), two of the twelve portfolios constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

81

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

The following Trustee is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees
The following Independent Trustees also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

82

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

83

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 - 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

84

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Francis T. Timons (1969)	Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

85

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For foreign shareholders, all of the income distributions paid by the Core Fixed Income Fund and the Total Return Fund represent interest-related dividends.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2012, the following amounts represent capital gains:

Fund Name	Short-Term	Long-Term

Core Fixed Income Fund	$16,611,319	$4,518,023
Total Return Fund	47,027,255	30,532,001

86

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Investment Trust

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Core Fixed Income Fund Lord Abbett Total Return Fund	LACCBE-2-1112 (01/13)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$525,500	$481,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	525,500	481,000

Tax Fees {b}	111,686	108,315
All Other Fees	- 0 -	- 0 -

Total Fees	$637,186	$589,315

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$178,975	$172,220

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees	$- 0 -	$- 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: January 25, 2013

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: January 25, 2013

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2013